     As filed with the Securities and Exchange Commission on May 1, 2008

                                                             File No. 333-119916
                                                                       811-09065
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   Pre-Effective Amendment No.                                               [_]
   Post-Effective Amendment No. 12                                           [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
   Amendment No. 40                                                          [X]

                        (Check appropriate box or boxes.)

                                   ----------

                     PHLVIC Variable Universal Life Account
                           (Exact Name of Registrant)

                                   ----------

                         PHL Variable Insurance Company
                               (Name of Depositor)

                                   ----------

               One American Row, Hartford, Connecticut 06103-2899
         (Address of Depositor's Principal Executive Offices) (Zip Code)
                                 (800) 447-4312
               (Depositor's Telephone Number, including Area Code)

                                   ----------

                              John H. Beers, Esq.
                         Phoenix Life Insurance Company
                                One American Row
                             Hartford, CT 06103-2899
                     (Name and Address of Agent for Service)

                                   ----------

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box) [_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 2008 pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]  on           pursuant to paragraph (a)(1) of Rule 485
        ---------

If appropriate, check the following box:

[_] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                                   ----------

================================================================================

                                     PART A

                                                                    [Version A]



                            Phoenix Express VUL/SM/

                    PHLVIC Variable Universal Life Account

          Issued by: PHL Variable Insurance Company ("PHL Variable") (a wholly owned subsidiary of Phoenix Life Insurance Company)

 PROSPECTUS                                                       May 1, 2008


This prospectus describes a variable universal life insurance policy that can provide lifetime insurance protection on the life of one person. We will pay the death benefit when the insured person dies. You may allocate policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account (collectively, "Guaranteed Interest Accounts") and/or one or more of the investment options of the PHLVIC Variable Universal Life Account ("Separate Account"). The investment options purchase shares of the following funds:



 AIM Variable Insurance Funds - Series  .  Phoenix Mid-Cap Growth Series
 I Shares                               .  Phoenix Money Market Series
 .  AIM V.I. Capital Appreciation Fund  .  Phoenix Multi-Sector Fixed Income
 .  AIM V.I. Core Equity Fund /1/          Series
 .  AIM V.I. Mid Cap Core Equity Fund   .  Phoenix Multi-Sector Short Term
    /1/                                    Bond Series
 The Alger American Fund - Class O      .  Phoenix Strategic Allocation Series
 Shares                                 .  Phoenix-Aberdeen International
 .  Alger American Capital                 Series
    Appreciation Portfolio /1/          .  Phoenix-Alger Small-Cap Growth
 DWS Scudder Investments VIT Funds -       Series
 Class A                                .  Phoenix-Duff & Phelps Real Estate
 .  DWS Equity 500 Index VIP               Securities Series
 .  DWS Small Cap Index VIP             .  Phoenix Dynamic Asset Allocation
 Federated Insurance Series                Series: Aggressive Growth/ 2/
 .  Federated Fund for U.S. Government  .  Phoenix Dynamic Asset Allocation
    Securities II                          Series: Growth/ 2/
 .  Federated High Income Bond Fund II  .  Phoenix Dynamic Asset Allocation
    - Primary Shares                       Series: Moderate/ 2/
 Fidelity(R) Variable Insurance         .  Phoenix Dynamic Asset Allocation
 Products - Service Class                  Series: Moderate Growth/ 2/
 .  Fidelity VIP Contrafund(R)          .  Phoenix-Sanford Bernstein Mid-Cap
    Portfolio                              Value Series
 .  Fidelity VIP Growth Opportunities   .  Phoenix-Sanford Bernstein
    Portfolio                              Small-Cap Value Series
 .  Fidelity VIP Growth Portfolio       .  Phoenix-Van Kampen Comstock Series
 .  Fidelity VIP Investment Grade Bond  .  Phoenix-Van Kampen Equity 500
    Portfolio                              Index Series
 Franklin Templeton Variable Insurance  PIMCO Variable Insurance Trust -
 Products Trust - Class 2               Advisor Class
 .  Franklin Income Securities Fund     .  PIMCO VIT CommodityRealReturn/TM/
 .  Mutual Shares Securities Fund          Strategy Portfolio
 .  Templeton Developing Markets        .  PIMCO VIT Real Return Portfolio
    Securities Fund                     .  PIMCO VIT Total Return Portfolio
 .  Templeton Foreign Securities Fund   The Rydex Variable Trust
 .  Templeton Growth Securities Fund    .  Rydex Variable Trust Inverse
 Lazard Retirement Series - Service        Government Long Bond Strategy
 Shares                                    Fund /1/
 .  Lazard Retirement Small Cap         .  Rydex Variable Trust Nova Fund /1/
    Portfolio /1/                       .  Rydex Variable Trust Sector
 Lord Abbett Series Fund, Inc. - Class     Rotation Fund /1/
 VC                                     Sentinel Variable Products Trust
 .  Lord Abbett Bond-Debenture          .  Sentinel Variable Products
    Portfolio                              Balanced Fund
 .  Lord Abbett Growth and Income       .  Sentinel Variable Products Bond
    Portfolio                              Fund
 .  Lord Abbett Mid-Cap Value Portfolio .  Sentinel Variable Products Common
 Neuberger Berman Advisers Management      Stock Fund
 Trust - Class S                        .  Sentinel Variable Products Mid Cap
 .  Neuberger Berman AMT Small Cap         Growth Fund
    Growth Portfolio                    .  Sentinel Variable Products Small
 .  Neuberger Berman AMT Guardian          Company Fund
    Portfolio                           Summit Mutual Funds, Inc. - Summit
 Oppenheimer Variable Account Funds -   Pinnacle Series
 Service Shares                         .  Summit S&P MidCap 400 Index
 .  Oppenheimer Capital Appreciation       Portfolio
    Fund/VA                             The Universal Institutional Funds,
 .  Oppenheimer Global Securities       Inc. - Class II Shares
    Fund/VA                             .  Van Kampen UIF Equity and Income
 .  Oppenheimer Main Street Small Cap      Portfolio
    Fund/VA                             Wanger Advisors Trust
 The Phoenix Edge Series Fund           .  Wanger International Select
 .  Phoenix Capital Growth Series       .  Wanger International Small Cap/ 3/
 .  Phoenix Growth and Income Series    .  Wanger Select
                                        .  Wanger U.S. Smaller Companies/4/



  /1/Closed to new investment on May 1, 2006. /2 /Closed to new investment on
       March 24, 2008. /3/Effective June 1, 2008, to be known as Wanger International./ 4/Effective June 1, 2008, to be known as Wanger USA. See
                    Appendix A for additional information.


The U.S. Securities and Exchange Commission ("SEC") has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested. If you have any questions, please contact us at:


                                    [GRAPHIC] Phoenix Variable                                       [GRAPHIC] Variable and
                                              Products Mail                                                    Universal Life
                                              Operations                                                       Administration
                                              ("VPMO")                                                         ("VULA")
                                              PO Box 8027                                                      800/541-0171
                                              Boston, MA
                                              02266-8027

Phoenix Variable   Variable and
Products Mail      Universal Life
Operations         Administration
("VPMO")           ("VULA")
PO Box 8027        800/541-0171
Boston, MA
02266-8027

                               TABLE OF CONTENTS


Heading                                              Page
----------------------------------------------------   --

Benefit/Risk Summary................................    3
 Policy Benefits....................................    3
 Policy Risks.......................................    3
Fee Tables..........................................    4
 Transaction Fees...................................    4
 Periodic Charges Other than Fund Operating Expenses    5
 Minimum and Maximum Fund Operating Expenses........    5
PHL Variable Insurance Company......................    6
PHLVIC Variable Universal Life Account..............    6
 Valuation Date.....................................    6
 Performance History................................    6
Voting Rights.......................................    6
The Variable Investment Options.....................    6
 Administrative, Marketing and Support Service Fees.    7
The Guaranteed Interest Accounts....................    7
 Guaranteed Interest Account........................    8
 Long-term Guaranteed Interest Account..............    8
Charges and Deductions..............................    8
 General............................................    8
 Charges Deducted from Premium Payments.............    8
 Periodic Charges...................................    8
 Loan Interest Charged..............................    9
 Conditional Charges................................    9
 Tax Charges........................................    9
 Fund Charges.......................................    9
The Policy..........................................   10
 Contract Rights: Owner, Insured, Beneficiary.......   10
 Contract Limitations...............................   10
 Purchasing a Policy................................   10
General.............................................   11
 Postponement of Payments...........................   11
 Death Benefit......................................   12
Payment of Proceeds.................................   12
 Surrender and Death Benefit Proceeds...............   12
 Payment Amount.....................................   12
 Surrenders.........................................   13
Transfer of Policy Value............................   13
 Internet, Interactive Voice Response and Telephone
   Transfers........................................   13


Heading                                            Page

 Transfer Restrictions............................   13
Market Timing and Other Disruptive Trading........   14
Additional Programs...............................   15
 Asset Allocation and Strategic Programs..........   15
Systematic Transfer Programs......................   16
 Asset Rebalancing Program........................   16
 Dollar Cost Averaging Program....................   16
Policy Loans......................................   16
 Overloan Protection Provision....................   17
Policy Lapse and Reinstatement....................   17
 Lapse............................................   17
 Extended Term Insurance..........................   18
 Termination......................................   18
 Reinstatement....................................   18
Federal Income Tax Considerations.................   18
 Introduction.....................................   18
 Income Tax Status................................   18
 Policy Benefits..................................   19
 Business and Corporate-Owned Policies............   20
 Modified Endowment Contracts.....................   20
 Limitations on Unreasonable Mortality and Expense
   Charges........................................   21
 Qualified Plans..................................   21
 Diversification Standards........................   21
 Owner Control....................................   21
 Change of Ownership or Insured or Assignment.....   21
 Other Taxes......................................   22
 Withholding......................................   22
The Phoenix Companies, Inc. -
  Legal Proceedings about Company Subsidiaries....   22
Financial Statements..............................   22
Distribution......................................   23
 Compensation.....................................   23
 Percentage of Premium Payment....................   23
 Promotional Incentives and Payments..............   23
 Preferred Distribution Arrangements..............   23
Appendix A - Investment Options...................  A-1
Appendix B - Glossary of Special Terms............  B-1

Benefit/Risk Summary
--------------------------------------------------------------------------------

Most of the terms used throughout this prospectus are described within the text where they first appear. Certain terms, marked by italics, have been defined and can be found in Appendix B "Glossary of Special Terms" located at the end of the prospectus.

This prospectus contains information about the material rights and features of the variable life policy that you should understand before investing. This summary describes the general provisions of the policy.

Policy Benefits

Death Benefits
This policy is a fixed and flexible premium variable universal life insurance policy. The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary when the person insured under the policy dies. All policies will be issued with Death Benefit Option 2, but you may change your Death Benefit Option after the fourth policy year.

.. Death Benefit Option 1 will equal the policy's face amount, or the minimum death benefit if greater.

.. Death Benefit Option 2 will equal the face amount plus the policy value, or the minimum death benefit if greater.

The minimum death benefit is equal to the policy value on the date of death increased by a percentage taken from a table in the policy based on the attained age of the insured person at the beginning of the policy year in which death occurs.

Loans and Surrenders
Generally, you may borrow up to the amount of your policy value less the current surrender charge and loan interest accrued to the end of the policy year. We will count any outstanding loan towards the applicable limit.

The cash surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.

You may partially surrender any part of the policy at anytime. We may also impose a separate surrender charge.

You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.

Investment Choices

You may select a wide variety of investment options and a Guaranteed Interest Account. Each investment options invests directly in a mutual fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Account while continuing to defer current income taxes.


Asset Allocation and Strategic Programs
You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on "Asset Allocation and Strategic Programs,"

Temporary Insurance Coverage
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.

Premiums
The policy has a fixed premium for the first four years with flexible premiums thereafter. The amount of level premium that you will be required to pay in each of the first four years will be an amount that will not exceed the Guideline Level Premium (the level premium required, when accrued at 4% with guaranteed cost of insurance rates and assuming current expenses, for the policy value to equal the face amount at age 100) for your policy on the issue date. Also, this level premium will not exceed the TAMRA premium (the level premium required during the first seven policy years, when accrued at 4% with guaranteed cost of insurance rates and assuming no expenses, for the policy value to equal the face amount at age 100) for the face amount of your policy on the issue date.

Optional Insurance Benefits
At this time, additional benefits and riders are not available for this policy. However, we reserve the right to offer additional benefits and riders in the future.

Your Right to Cancel the Policy
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period.

Policy Risks

Suitability Risk
Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first seven years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of your policy value during the first few policy years.


Replacements
Replacing any existing policy with this policy may not be to your advantage. You should talk with your registered representative before you replace your variable life insurance policy. You should carefully compare the risks, charges, and benefits of your existing policy to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your policy could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable life insurance policy, you generally cannot reinstate it unless the insurer is required to reinstate the previous policy under state law. This is true even if you choose not to accept your new variable life insurance policy during your "free look" period.

Conflicts of Interest
Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the "Distribution" section of this prospectus.


Tax Effects
Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Separate Account or the Guaranteed Interest Accounts are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.

Risk of Lapse
Your policy will remain in force as long as required premiums are paid and the policy value, less any outstanding debt, is enough to pay the monthly charges incurred under the policy. If the above conditions are not met, the policy will lapse, or end. You will receive an amount equal to the policy's cash surrender value in the event that the policy lapses and the cash surrender value is positive. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount. Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

Investment Risk

A comprehensive discussion of the risks of each fund purchased by an investment option of the Separate Account may be found in the funds' prospectuses. Each fund is subject to market fluctuations and the risks inherent with ownership of securities, and the policy owner assumes the risk of gain or loss according to the performance of the fund. There is no assurance that any fund will achieve its stated investment objective.


Transfers
Transfers or deposits to the Guaranteed Interest Account are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Account are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Account is limited based on a schedule described later in the prospectus. We reserve the right to reject or restrict transfers if we or an underlying mutual fund determine the transfers reflect disruptive trading. Minimum balance and minimum transfer limits apply.

The following tables describe the fees, and expenses that you will pay when buying, owning and surrendering the policy. There are two tables describing the policy charges. The first describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, transfer policy value between investment options, or exercise the overloan protection provision.

Fee Tables
--------------------------------------------------------------------------------

                               Transaction Fees

            Charge                     When Deducted
-------------------------------------------------------------
Premium Expense Charge         Upon premium payment
-------------------------------------------------------------
Administration Charge/1/       Monthly calculation day /2/
                               for the first 10 policy years
 Minimum - Maximum
 Example for a Male, Age 45,
 in the Standard
 Non-smoking class
-------------------------------------------------------------
Surrender Charge/3, 4/         Upon full surrender or
                               lapse
-------------------------------------------------------------
Partial Surrender Charge/3, 4/ Upon partial surrender of
                               policy value. Upon face
                               amount decrease


-------------------------------------------------------------
Partial Surrender Fee          Upon partial surrender

-------------------------------------------------------------
Transfer Charge                Upon transfer


-------------------------------------------------------------
Overloan Protection Provision  Upon exercise of the
                               option, a one-time charge
                               will be deducted on the
                               next monthly calculation
                               day/2/
-------------------------------------------------------------

            Charge                                      Maximum Amount Deducted
--------------------------------------------------------------------------------------------------------
Premium Expense Charge         5% of the premium payment
--------------------------------------------------------------------------------------------------------
Administration Charge/1/

 Minimum - Maximum             $0.04 per $1,000 of face amount to $0.35 per $1,000 of face amount
 Example for a Male, Age 45,
 in the Standard
 Non-smoking class             $0.22 per $1,000 of face amount
--------------------------------------------------------------------------------------------------------
Surrender Charge/3, 4/         35% of the policy's initial required annual premium, but not greater than policy value
--------------------------------------------------------------------------------------------------------
Partial Surrender Charge/3, 4/ Full surrender charge multiplied by the result of dividing the partial surrender amount by the policy value before the surrender.

                               Full surrender charge multiplied by the result of dividing the face decrease amount by the face amount before the reduction.
--------------------------------------------------------------------------------------------------------
Partial Surrender Fee          We do not charge a partial surrender fee, but we reserve the right to charge up to a $25 fee from your policy value.
--------------------------------------------------------------------------------------------------------
Transfer Charge                We do not charge for transfers between investment options, but we reserve the right to charge up to $20 per transfer after the first twelve transfers.
--------------------------------------------------------------------------------------------------------
Overloan Protection Provision  A one-time transaction charge of 3.5% of the policy value will be deducted.



--------------------------------------------------------------------------------------------------------

/1/ This charge will vary according to issue age and face amount and is charged during the first ten policy years. The charge shown in the table may not be typical of the charge that you will pay. Your policy's specifications page will indicate the charge applicable to your policy. For more information, see "Charges and Deductions."
/2/ The monthly calculation day occurs on the same day as the policy date (the date from which policy years and anniversaries are measured) or, if that date does not fall in any given month, it will be the last day of that month.
/3/ The surrender charge period is seven years.
/4/ This charge is incurred only if there is a full surrender, partial surrender or face amount decrease.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.

              Periodic Charges Other than Fund Operating Expenses


           Charge                     When Deducted                               Maximum Amount Deducted
--------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/           On each monthly
                               calculation day.
 Minimum - Maximum                                          $0.02 per $1,000 of amount at risk/2/ to $83.33 per $1,000 of amount at risk/2/ each month.
 Example for a male age 45 in
 the Standard Non-smoking
 class                                                      $0.19 per $1,000 of amount at risk/2/ per month.
--------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk     Daily
Charge/3/
 Maximum                                                    0.90% on an annual basis from amounts allocated to the Separate
                                                            Account.
--------------------------------------------------------------------------------------------------------------------------------
Tax Charges                    When we become liable for    Currently, there are no charges for taxes. We reserve the right to
                               taxes                        impose a charge should we become liable for taxes in the future.
                                                            Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of investment option values.
--------------------------------------------------------------------------------------------------------------------------------
Loan Interest Rate Charge/4/   Interest accrues daily and   The maximum net cost to the policy value is 2% of the loan balance
                               is due on each policy        on an annual basis.
                               anniversary. If not paid on
                               that date, we will treat the
                               accrued interest as another
                               loan against the policy.
--------------------------------------------------------------------------------------------------------------------------------

/1/ Cost of insurance charges will vary according to age, gender, underwriting class, policy year, net amount at risk, and the ratio of policy value to death benefit. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
/2/ The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
/3/ We currently offer reduced mortality and expense risk charges beginning in policy year 11 if your policy meets certain criteria. For more information, see "Charges and Deductions."
/4/ The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 0.00% on an annual basis. For more information, see "Charges and Deductions" and "Loans."


The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2007, charged by the funds that you may pay indirectly during the time that you own the contract. More detail concerning each of the fund's fees and expenses is contained in the prospectus for each fund. Total Annual Fund Operating Expenses are deducted from a fund's assets and include management fees, distribution fees, distribution and/or 12b-1 fees, and other expenses.

                     Total Annual Fund Operating Expenses



                                                  Minimum Maximum
              Gross Annual Fund Operating Expense  0.31%   3.83%
              Net Annual Fund Operating Expenses   0.28%   3.83%



/1/ Phoenix Variable Advisors, Inc, advisor to the Phoenix Edge Series Fund, and other advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflect the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2009. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund's prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

PHL Variable Insurance Company
--------------------------------------------------------------------------------

PHL Variable Insurance Company is a Connecticut stock life insurance company incorporated July 15, 1981. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive and administrative office is at One American Row in Hartford, Connecticut 06103-2899. Throughout this prospectus we will refer to PHL Variable Insurance Company as "PHL Variable" and in the first person (i.e. as "we", "us", "our", "Company").

PHLVIC Variable Universal Life Account
--------------------------------------------------------------------------------

PHL Variable established the Separate Account as a separate account under Connecticut insurance law on September 10, 1998. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of PHL Variable.

All income, gains or losses, whether or not realized, of the Separate Account are credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of PHL Variable. The assets of the Separate Account may not be charged with liabilities arising out of any other business we conduct. PHL Variable is responsible for all obligations under the policies.


The Separate Account is divided into investment options, each of which is available for allocation of policy value. We determine the value of each investment option's shares at the end of every valuation day that the New York Stock Exchange ("NYSE") is open. Each investment option will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page one of this prospectus. Each portfolio's investment objective is given in Appendix A.

PHL Variable does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.


We reserve the right to add, remove, modify, or substitute portfolios in which the Separate Account invests.

Copies of the fund prospectuses may be obtained by writing to us or calling us at the address or telephone number provided on the front page of this prospectus.

Valuation Date
A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and PHL Variable is open for business. However, transaction processing may be postponed for the following reasons:

1.the NYSE is closed or may have closed early;
2.the SEC has determined that a state of emergency exists; or 3.on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

Performance History

We may choose to include performance history of the investment options or the underlying portfolios in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance.


Voting Rights
--------------------------------------------------------------------------------

We legally own all fund shares held by the subaccounts; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.


While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.

We will send you, or if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.


We may ask you to provide voting instructions for such items as:


1)the election or removal of the fund's Trustees;


2)the ratification of the independent accountants for the fund;

3)approval or amendment of investment advisory agreements;

4)a change in fundamental policies or restrictions of the series; and

5)any other matters requiring a shareholder vote.

You may obtain an available fund's prospectus by contacting us at the address and telephone number given on page one.

The Variable Investment Options
--------------------------------------------------------------------------------


You choose the variable investment options to which you allocate your premium payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

The underlying funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g. a "private label" product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.

In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any Series will achieve its stated investment objective.


You will find detailed information about the underlying funds and their inherent risks in the current prospectuses for the underlying funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the underlying funds will meet its investment objectives. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus.


Administrative, Marketing and Support Service Fees

The Company and the principal underwriter for the policy have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds under which the company and the principal underwriter for the policies receive payments. We have also entered into agreements with the Phoenix Edge Series Fund and its advisor, Phoenix Variable Advisors, Inc., with whom we are affiliated. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the Contracts incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company's variable products. These payments may be significant and the Company and its affiliates may profit from them.


The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses.

For additional information concerning the available investment options, please see Appendix A.

The Guaranteed Interest Accounts
--------------------------------------------------------------------------------

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Accounts. Amounts you allocate to the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.

The Long-term Guaranteed Interest Account has more restrictive transfer options out of the general account than the Guaranteed Interest Account so that longer term investments can be made.

We reserve the right to limit total deposits to the Guaranteed Interest Accounts to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Accounts at any time. In general, you may make only one transfer per year from the Guaranteed Interest Accounts. Transfers from the Guaranteed Interest Accounts may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities

Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The features specific to each type of Guaranteed Interest Account are detailed below.

Guaranteed Interest Account

We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total non-loaned policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:


                    .First Year:    25% of the total value
                    .Second Year:   33% of remaining value
                    .Third Year:    50% of remaining value
                    .Fourth Year:   100% of remaining value

Long-term Guaranteed Interest Account
The amount that can be transferred out is limited to the greatest of
(a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.

We reserve the right to limit transfers and cumulative premium payments to $1,000,000 over a 12-month period.

Charges and Deductions
--------------------------------------------------------------------------------

General
Charges affect your policy value and the amount you may receive from your policy.

We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing the insurance benefits.

Charges Deducted from Premium Payments

Premium Expense Charge
We deduct a charge of 5% from each premium payment to the policy that we use to reimburse the Company for a variety of expenses we incur in selling the policy (e.g., commissions, advertising and printing).

Periodic Charges

Monthly Charges

We make monthly deductions on each monthly calculation day from the investment options, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account according to your specified allocation instructions. Should any of the investment options on your schedule become depleted, unless we agree otherwise, we will proportionally increase the deduction from the remaining investment options.


Cost of Insurance
We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on gender, age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the actual monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 125% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, based on the insured's last birthday. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time. We currently insure lives as either non-tobacco risk class or a tobacco risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. Lives in the non-tobacco risk classes will have a lower cost of insurance for otherwise identical policies, than lives in the higher mortality tobacco risk class.

The current monthly cost of insurance rate will vary based on the ratio of the policy value to the death benefit on any monthly calculation day. If the ratio of the policy value to the death benefit is greater than or equal to 20% and less than 40%, then the current cost of insurance rate will be discounted by 5%. If the ratio of the policy value to the death benefit is greater than 40%, then the current cost of insurance rate will be discounted by 10%.

            -------------------------------------------------------
                Ratio of policy value to      Reduction in current
                     death benefit           cost of insurance rate
            -------------------------------------------------------
            Less than 20%                               0%
            -------------------------------------------------------
            Greater than or equal to 20% and
            less than 40%                               5%
            -------------------------------------------------------
            Greater than or equal to 40%               10%
            -------------------------------------------------------

Mortality and Expense Risk Charge
We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.

We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

If the expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

During the first ten policy years, your policy will pay a mortality and expense risk charge daily equal to 0.00132% (0.48% annually) of the balance in each investment options. Beginning in policy year 11, your policy will pay a mortality and expense risk charge daily equal to 0.00033% (0.12% annually) of the balance in each investment option. These rates are current and are not guaranteed. The daily guaranteed mortality and expense risk charge is equal to 0.00247% (0.90% annually) of the balance in each investment option.


We review the mortality and expense risk charge periodically, and may re-determine the charge at such time on a basis that does not discriminate unfairly within any class of insureds. Any change will be determined prospectively.

Administration Charge
We deduct a monthly charge per $1,000 of face amount during the first 10 policy years. The monthly charge per $1,000 of face amount is calculated as follows.

(Issue Age/150) - .08

The table below provides examples of the Administration Charge for various issue ages.

                      -----------------------------------
                                 Administration Charge
                      Issue Age Per 1,000 of Face Amount
                      -----------------------------------
                         18              0.040
                      -----------------------------------
                         25              0.087
                      -----------------------------------
                         35              0.153
                      -----------------------------------
                         45              0.220
                      -----------------------------------
                         55              0.287
                      -----------------------------------
                         65              0.353
                      -----------------------------------

Loan Interest Charged
We charge your policy for outstanding loans at the rates illustrated in the tables below. As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account.

             -----------------------------------------------------
                                              Rate we credit the
                                             loaned portion of the
                          Loan Interest Rate  Guaranteed Interest
             Policy Years      Charged              Account
             -----------------------------------------------------
                1-10              5%                   3%
             -----------------------------------------------------
                11-15             4%                   3%
             -----------------------------------------------------
                16+               3%                   3%
             -----------------------------------------------------

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

Subject to approval in your state, the policy loan interest rates for policy years 11 and subsequent, may change (based upon issue age of the insured). Under the revised schedule, we charge loan interest at an effective annual rate of 3% at the earlier of the 16/th/ policy year or upon the insured reaching an attained age of 65 (but not before policy year 11).

Conditional Charges
The surrender charge applies during the first seven policy years if you surrender the policy for its cash surrender value, request a face amount decrease, or allow the policy to lapse.

.. Surrender Charge. The surrender charge applies during the first seven policy years if you surrender the policy for its cash surrender value or request a face amount decrease. The surrender charge is 35% of the initial annual required premium amount. This charge is intended to recoup the costs incurred in issuing the policy. The actual surrender charge will never exceed policy value; therefore, we will never require you to submit an additional payment in order to surrender your policy. The surrender charge will be shown on your policy's schedule pages.

..  Partial Surrender Charge

  . Requested face amount decrease - a pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any decrease in face amount. This charge is intended to recoup the costs of issuing the policy.

  . Partial surrender of policy value - a pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any surrender of policy value. Face amount reductions may result if you request a partial surrender of policy value. This charge is intended to recoup the costs of issuing the policy.

.. Partial Surrender Fee. Should you withdraw a portion of your policy value, we will not charge you. However, we reserve the right to charge up to a $25 fee from your policy value upon prior written notice. A portion of the surrender charge may also apply. This charge is intended to recoup the cost of administering the partial surrender of policy value.

.. Transfer Charge. Currently, we do not charge for transfers, however, we reserve the right to charge up to $20 for each transfer in excess of twelve each policy year upon prior written notice. This charge, if we were to impose a transfer charge would be intended to recoup the cost of administering the transfer.

.. Overloan Protection Option Charge. A one-time transaction charge of 3.5% of the policy value will be deducted on the monthly calculation day following election of the option. This charge is intended to recoup the cost of insurance for the remainder of the policy duration.

Tax Charges
Currently, no charge is made against the Separate Account for federal income taxes that may be attributable to the Separate Account. The Separate Account may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account, should the Separate Account become liable for such taxes.

Fund Charges
As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in the Fee Tables Section of this prospectus.

These fund charges and other expenses are described more fully in the accompanying fund prospectuses.

The Policy
--------------------------------------------------------------------------------

Contract Rights: Owner, Insured, Beneficiary

Owner
The owner is the person named in the application for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your" in this prospectus, we are referring to the owner.

Insured
The insured is the person on whose life the policy is issued. You name this person in the application for the policy. A policy may be issued to insureds ages 18 through 65. We will require that you provide evidence that the person to be insured is, in fact, insurable.

Beneficiary
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and contingent. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to VULA. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the person insured dies, we will pay you the death benefit, unless you have given us other instructions; or, if you are no longer living, we will pay the death benefit to your estate.

Contract Limitations

Assignment

.. You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment at VULA, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.

.. Subject to applicable legal and regulatory requirements, the Company reserves the right to purchase your policy in those instances where you have agreed to sell your policy to a duly licensed viatical settlement company. If the Company exercises this right it will pay the agreed upon price offered by the viatical settlement company.

Purchasing a Policy

Underwriting Procedures
We base our rates on the insured person's gender, attained age and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We retain the right to refuse to process your application within seven days after we receive it. Should we decline to process your application, we will return the premium you paid. We retain the right to decline to issue your policy even if we have approved your application for processing. Should we decline to issue your policy, we will refund to you the same amount we would refund had the policy been issued and returned during your "right to cancel" period.

Eligible Purchasers
You may purchase a policy on the life of any person as long as you are at least 18 years old, and have an insurable interest in the life to be insured. You must also have the consent of the person to be insured.

Premium Payments

This prospectus describes a fixed and flexible premium variable universal life insurance policy. It has a required premium for the first four years with flexible premiums thereafter. It has a death benefit, cash surrender value and a loan privilege, as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Accounts. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the funds to which premiums have been allocated.


A number of factors concerning the person insured and the policy features you desire will affect our required issue premium. The age, gender, and risk class can affect the issue premium, as can policy features such as the face amount and added benefits.


The issue premium is due on the policy date. The insured person must be alive when the issue premium is paid. We will not apply your initial premium payment before we approve you for coverage. If you submit the initial premium payment before we make a coverage determination, we will deposit your premium into a non-interest bearing account. You must deliver the issue premium payment to your registered representative, who will forward it to our underwriting department.

We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Accounts will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

Payment by Check
We may wait to credit your policy if you pay by check until your check has cleared your bank.

Automated Payments

You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15 of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.

You can discontinue this service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days' written notice to you.


Allocation of Premium

We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Accounts upon receipt of a completed application, in accordance with your allocation instructions on the valuation date we approve you for coverage assuming we have received your completed application in good order. We may delay the application of a subsequent premium payment if applying it would cause the policy to become a MEC. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.

For policies in which a material change impacting the 7-pay limit or 7-pay period occurred, if the material change caused the start of the 7-pay year to no longer coincide with the policy anniversary, the procedure described above for holding payments may not apply. Generally speaking, the 7-pay limit and 7-pay period are measures of the amount of premium that can be paid into a life insurance contract without causing the contract to become a MEC under federal tax law. For additional information about the 7-pay test, see the "Modified Endowments Contracts" section of this prospectus. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Accounts in accordance with your allocation instructions in the application for insurance. Premium payments received by us will be reduced by the premium expense charge.

Premium payments received during a grace period, after deduction of the premium expense charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various premium payments of the Separate Account or to the Guaranteed Interest Accounts, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."


Policy Refund
Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it. For policies other than those issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

1)the current policy value less any debt; plus

2)any monthly deductions and other charges made under the policy.

For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any debt and less any partial surrender amounts paid.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.

General
--------------------------------------------------------------------------------

Postponement of Payments

We may postpone payment of surrenders, partial withdrawals, policy loan or death benefits under certain circumstances. We may also postpone investment option transfers under any of the following circumstances:


.. we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;

.. we may postpone payment whenever the NYSE is closed other than for customary weekend and holiday closings, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day) or may have closed early; or

.. when the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable.

Transfers also may be postponed under these circumstances.


Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner's ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits, until we are so instructed by the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.


Death Benefit
Death Benefit Option 1 will pay the policy's face amount on the date of the insured person's death but not less than the minimum death benefit.

Death Benefit Option 2 will pay the policy's face amount plus the policy value on the date of the insured person's death but not less than the minimum death benefit.

All policies will be issued with Death Benefit Option 2. Death Benefit Option changes are permitted after the 4/th/ policy year.

After age 100, the death benefit option is automatically changed to Death Benefit Option 1.

We will determine the minimum death benefit by increasing the policy value on the date of death using the applicable percentage as shown by a table in your policy. The applicable percentage will be based on the insured person's attained age at the beginning of the policy year in which death occurs.

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

Partial Surrender and Requested Decreases in Face Amount: Effect on Death
Benefit
A partial surrender or a requested decrease to face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge may be deducted from policy value based on the amount of the decrease or partial surrender. A requested decrease in face amount reduces the death benefit on the next monthly calculation day by the requested amount of the face decrease. A partial surrender reduces the death benefit immediately by the amount of the partial surrender. A decrease in the death benefit may have tax consequences.

Requests for Decrease in Face Amount
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least $25,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction. The fraction is equal to the decrease in face amount divided by the face amount of the policy before the decrease. Generally, there will be a pro-rata reduction of the cost of insurance and administration charges. For more information, see "Federal Income Tax Consideration - Partial Surrenders."

Requests for Increase in Face Amount
Face amount increases are not available with this policy.

Payment of Proceeds
--------------------------------------------------------------------------------

Surrender and Death Benefit Proceeds
We will process death benefits and full or partial surrenders at values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another mode of payment has been agreed upon by you and us. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. Under this policy, the death proceeds will be paid when the insured person dies.


If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. You should know that we offer the Phoenix Concierge Account ("PCA") as the default method of payment for all death claims greater or equal to $5,000 when the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. The PCA is an interest bearing checking account that is made available to beneficiaries in lieu of a single check. A beneficiary may opt out of the PCA and may elect another option we are then offering for this policy before payment of death proceeds.

The PCA is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of the company. Also, if the recipient chooses, death benefit proceeds will be payable in the form of an annuity option. Any such annuity option is subject to certain restrictions (including minimum amount requirements). In addition, there may be legal requirements that limit the recipient's annuity options and the timing of payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.


Payment Amount
We will make the death benefit payment based on the death benefit option in effect at the time.

                                        Value we apply to
                                        payment option
                 ----------------------------------------------
                 Death Benefit Option 1 Policy face amount
                 ----------------------------------------------
                 Death Benefit Option 2 Policy face amount plus
                                        policy value

We will pay the minimum death benefit if it is greater under your chosen option. We will reduce the amount of death benefit payment by the amount of any outstanding debt.

The cash surrender value is the policy value reduced by outstanding debt on the surrender date.

Surrenders
You may take a full or partial surrender of your policy at any time as long as insured person is living and the policy is in force. The amount available for surrender will be the cash surrender value at the end of the valuation period during which we receive the surrender request.

We generally pay a surrendered amount within seven days of receiving your written request in good order. We may postpone surrender payments under certain circumstances.

Full Surrenders
You may fully surrender your policy by sending the policy to us along with the written release and surrender of all claims in a form satisfactory to us at VPMO.

Partial Surrenders
You may receive a part of the policy's cash surrender value by requesting a partial surrender of the policy. You must submit a written request to VPMO. We may require you to return your policy before we make payment. A partial surrender will be effective on the date we receive your written request and the returned policy, if required.

We do not normally permit partial surrenders of less than $500 or if the resulting death benefit would be less than $25,000. We may require you to surrender the entire value allocated to an investment option if the partial surrender would result in a value below $500 in that investment option.

You may choose in what proportions we deduct the following amounts from among your investment options. If you do not choose, we will make the deductions in the same manner as for monthly deductions. A partial surrender will reduce your policy value by the sum of the:

.. Partial Surrender Amount - the portion of the cash surrender value you choose, but not less than $500; plus

..  Partial Surrender Fee - currently set at $0 (not to exceed $25); plus

.. Pro rated Surrender Charge. We deduct a pro rata portion of the surrender charge that would apply to a full surrender.

We will reduce your policy's cash surrender value by the partial surrender amount paid. If your policy has Death Benefit Option 1, we will reduce your policy's face amount by the same amounts as described above for the reduction of policy value.

Transfer of Policy Value
--------------------------------------------------------------------------------

Internet, Interactive Voice Response and Telephone Transfers

You may transfer your policy value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response ("IVR") or telephone. You may also write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on the front page.) The Company may discontinue any of these options and may provide other options at any time. We will execute a written request the day we receive it at VPMO. We will execute transfers on the day you make the request except as noted below.


We do not charge for transfers at this time. However, we reserve the right to charge a fee of $20 for each transfer after your first twelve transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the twelve- transfer limit. For more information, see "Market Timing and Other Disruptive Trading."

You may permit your registered representative to submit transfer requests on your behalf.

PHL Variable and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. PHL Variable and PEPCO may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions
We do not permit transfers of less than $500 unless either:


..  the entire balance in the investment option or the Guaranteed Interest
   Accounts is being transferred; or


..  the transfer is part of a Systematic Transfer Program.


We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of an investment option or the Guaranteed Interest Accounts be transferred if the value of your investment in that investment option immediately after the transfer, would be less than $500.


You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account or the Long-term Guaranteed Interest Account. You may make additional transfers out of the Guaranteed Interest Account if the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greater of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. The amount you may transfer is limited to the greater of $1,000, 10% of the value of the Long-term Guaranteed Interest Account or the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year. You may transfer policy value into the Guaranteed Interest Accounts at anytime.

For more information on the Guaranteed Interest Accounts, please see, "The Guaranteed Interest Accounts."

Market Timing and Other Disruptive Trading
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We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be "Disruptive Trading", as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes "Disruptive Trading" that may disadvantage or potentially harm the rights or interests of other policy owners.

"Disruptive Trading" includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

.. dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;


.. an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

..  increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.


Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):


.. limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),


.. restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges),

.. require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),


.. impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

..  impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential affects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.


Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason. We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.


We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

Additional Programs
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You may elect any of the additional programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs
Asset allocation and strategic programs (referred to as "programs" throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer government, corporate, municipal).


We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation, and Phoenix Dynamic Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as "programs", and we refer to the asset allocation options available within the programs, as "options." There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.


You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.



Selecting a Program and Option
If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our Main Administrative Office. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available:

..  Franklin Templeton Founding Investment Strategy Through the Franklin
   Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.

  .  Franklin Income Securities Fund - 34%
  .  Mutual Shares Securities Fund - 33%
  .  Templeton Growth Securities Fund - 33%

..  Phoenix-Ibbotson Strategic Asset Allocation PHL Variable and Ibbotson
   Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:

  .  Conservative Portfolio
  .  Moderately Conservative Portfolio
  .  Moderate Portfolio
  .  Moderately Aggressive Portfolio
  .  Aggressive Portfolio


  On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in the Phoenix-Ibbotson Strategic Asset Allocation program on and after September 10, 2007, on an annual basis we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy.


  You should consult with your registered representative for the most current information on this program and the options within the program.


..  Phoenix Dynamic Asset Allocation Series The Phoenix Dynamic Asset Allocation
   Series are "funds of funds" that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk.

 Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to the most recent allocations. The options approved for use are:


  .  Phoenix Dynamic Asset Allocation Series: Moderate
  .  Phoenix Dynamic Asset Allocation Series: Moderate Growth
  .  Phoenix Dynamic Asset Allocation Series: Growth
  .  Phoenix Dynamic Asset Allocation Series: Aggressive Growth


If you should elect any of the programs listed above, transfers made under these programs will not reduce the 12 transfers per year limit under this policy.

Systematic Transfer Programs
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You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.


We base transfers under a Systematic Transfer Program on the investment option values next determined following our receipt of your transfer request. Except as described below, you may have only one program in effect at a time.


We do not charge for these programs.

Asset Rebalancing Program

Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. We reserve the right to not permit transfers to or from the Guaranteed Interest Accounts.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect.


Dollar Cost Averaging Program

Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a "source account") and periodically we will make transfers from the source account you designate to one or several of the available investment options ("target investment options") and the Long-term Guaranteed Interest Account. You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:


 .  $25 monthly                         . $150 semiannually
 .  $75 quarterly                       . $300 annually

You must have at least $2,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.


You may start or discontinue this program at any time by submitting a written request to VPMO, or calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs
If you elect to participate in either the Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:

   1.Dollar Cost Averaging; and

   2.Asset Rebalancing with monthly rebalancing in the Franklin Templeton
     Founding Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.


Policy Loans
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Generally, you may borrow up to amount of your policy value less the current surrender charge and loan interest accrued to the end of the policy year. We will count any outstanding loan toward the applicable limit. We generally do not allow loans under $500 except to pay premiums on any PHL Variable policies (including affiliates).


When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the "loaned portion" of the Guaranteed Interest Account. You may instruct us how to withdraw policy value from the investment options and the Guaranteed Interest Accounts for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as monthly deductions.


We charge interest on the loan at annual rates given below, compounded daily and payable in arrears:

              ---------------------------------------------------
                    Policy Years           Loan Interest Rate
              ---------------------------------------------------
              1-10                                 5%
              11-15                                4%
              16 and after                         3%
              ---------------------------------------------------

The policy loan interest rates for policy years 11 and subsequent are based upon issue age of the insured. We charge loan interest at an effective annual rate of 3% at the earlier of the 16/th/ policy year or upon the insured reaching an attained age of 65 (but not before policy year 11).


At the end of each policy year, all interest due will be treated as a new loan and will be offset by a transfer from your investment options, the non-loaned portion of the Guaranteed Interest Account or Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

We credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 3%, compounded daily and payable in arrears. At the end of each policy year, or when you repay a loan, the interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the non-loaned portion of the Guaranteed Interest Account.

You may repay a loan at any time the policy is in force. We apply loan repayments first to pay any outstanding loan interest. We then apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Account and correspondingly increase the non-loaned portion of the Guaranteed Interest Account. If you make a loan repayment that exceeds the remaining loan interest and loan balance, we will apply the excess among the investment options according to your most recent premium allocation schedule on file.

We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.

We will apply any payment we receive while you have outstanding loans to reduce loan interest and the loans, unless you designate it as a premium payment.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy's cash surrender value becomes insufficient to maintain the policy in force.


Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen investment options, at the rate we credit the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding debt.


The proceeds of policy loans may be subject to federal income tax under some circumstances. If a request for a decrease in face amount occurs, the contract will have to be retested under section 7702 and 7702A of the Internal Revenue Code. This decrease may cause the contract to become a Modified Endowment Contract and impact the testing under section 7702. Following reduction in the face amount, if the contract becomes a Modified Endowment Contract, any loan on the policy must be treated as a taxable distribution to the owner to the extent of gain in the policy.


A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from that of the investment options, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy's gross death benefit, because the policy value is inclusive of the gross death benefit amount. A policy loan can also have an effect on the policy's death benefit under Death Benefit Option 2 due to any resulting differences in policy value.


Subject to approval in your state, the policy loan interest rates for policy years 11 and subsequent, may change (based upon issue age of the insured). Under the revised schedule, we charge loan interest at an effective annual rate of 3% at the earlier of the 16/th/ policy year or upon the insured reaching age of 65 (but not before policy year 11).

Overloan Protection Provision
This option is designed to prevent a heavily loaned policy from lapsing and may be exercised under the following conditions.

..  The policy has been in force for at least 15 years.

..  The Insured is at least 75 years old.

..  All premiums paid have been withdrawn by partial surrender.

.. The loan balance is equal to 96% of the policy value (any loan in excess of this amount must be repaid).

Note: If the loan balance exceeds 96% of the policy value, the loan balance in excess of 96% must be repaid at the time that this provision is requested.

When you elect this option, the following actions will occur on the next monthly calculation day.

..  Riders in effect, if any, will terminate;

..  Deduction of a one-time transaction charge of 3.5% of the policy value;

..  The death benefit option will permanently change to Death Benefit Option 1;

..  The face amount will be reduced to the policy value multiplied by 101%;

..  The remaining policy value will be transferred to the Long Term Guaranteed
   Interest Account. No transfer charge will be assessed for this transfer. No further transfers will be allowed;

..  The death benefit will be the greater of:

  .  the new face amount, or
  . the greater of the policy value or the loan multiplied by the applicable minimum death benefit percentage.

After election of this option, monthly charges will no longer be assessed; however, loan interest will continue to accrue. No additional premium payments will be accepted. No additional partial surrenders, policy loans or loan repayments will be allowed. Any loan balance will reduce the death benefit payable and the loan interest will continue to accrue.

Policy Lapse and Reinstatement
--------------------------------------------------------------------------------

Lapse
Payment of the issue premium, no matter how large or the payment of additional premiums will not guarantee the policy will remain in force. If you take a partial surrender or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.

If, during the first 7 policy years, required premiums are not paid or the policy value is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to the larger of three times the required monthly deduction plus any amount overdue or the required premium less the actual premium to prevent the policy from lapsing.

If, at any time after the first seven policy years, the cash surrender value is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to the larger of three times the required monthly deduction plus any amount overdue or the amount required to provide a positive cash surrender value to prevent the policy from lapsing.

If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you notice at least 15 days and not more than 45 days before any potential lapse will occur. By lapse, we mean that the policy is no longer in full force and has no value except to the extent of any extended insurance provided by the cash surrender value, if any, as described in the "Extended Term Insurance" section below.

The policy will remain in force during the grace period; however, we will not permit any subaccount transfers, loans, full or partial surrenders. We apply any premium payment we receive during the grace period, less the premium expense charge, to first pay any monthly deductions due during the grace period. We will apply any excess premium according to your current premium allocation schedule.

The death benefit during the grace period is equal to the death benefit immediately before the grace period begins.

Extended Term Insurance
If this policy lapses during the required annual premium years payable period and has a positive cash surrender value on the date of lapse, coverage under this policy will continue as Extended Term Insurance. At that time, all values from the Separate Account and all values from the Long-term Guaranteed Interest Account will be transferred to the non-loaned portion of the Guaranteed Interest Account. We then assess the full surrender charge against the policy, which will be taken from the non-loaned portion of the Guaranteed Interest Account.

If the policy is in Death Benefit Option 1, the face amount of the policy will be reduced by the amount of any outstanding debt in effect on the date of lapse.

If the policy is in Death Benefit Option 2, the face amount will remain unchanged; however the policy value will be reduced by the amount of any outstanding debt in effect on the date of lapse.

The loaned portion of the Guaranteed Interest Account would then be set to zero, and there will no longer be any outstanding debt in effect under the policy. At the time the policy lapses to Extended Term Insurance, the policy value would be set equal to the cash surrender value as of the date of lapse.

Once the policy has lapsed to Extended Term Insurance, the monthly administration charge will no longer apply, and no additional premium payments, transfers, partial surrenders, risk classification changes, or changes in face amount may be made. In addition, policy loans will no longer be available. All additional benefit riders will terminate unless they provide otherwise.

While this policy is in force as Extended Term Insurance, monthly processing will proceed with the following difference:

..  the cost of insurance charge rates will be those in effect for Extended Term
   Insurance, but in no event will such rates be higher than the maximum guaranteed cost of insurance rates.

This policy will be continued as Extended Term Insurance until the first monthly calculation day that the policy value is not sufficient to pay the monthly deduction. In such event, the policy will lapse and terminate without value as of such date.

Termination
This policy terminates automatically on the earliest of the date of death, full surrender, the date that the grace period expires without the payment of sufficient premium in accordance with the lapse provision or until the first monthly calculation day that the policy value is not sufficient to pay the monthly deduction in accordance with the lapse provision.

Reinstatement
Unless this policy has been surrendered for its cash surrender value, this policy may be reinstated at any time within three years from the date of the premium default. You may request reinstatement in writing and will require submission of evidence of insurability satisfactory to us along with the payment of all required annual premiums in arrears with interest at a rate of 6% compounded annually, or an amount if greater that would result in a cash surrender value equal to at least three monthly deductions.

Federal Income Tax Considerations
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Introduction
This discussion is general in nature and is not intended as income tax advice. We make no attempt to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.


The ultimate effect of federal income taxes on values under the Separate Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the policy owner. Policy owners should consult their own independent tax advisors for advice and information relating to their particular tax situation.


Income Tax Status
We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Accounts are separate entities from Phoenix Life Insurance Company. PHL Variable Insurance Company and Phoenix Life and Annuity Company and their operations form a part of the companies.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Policy Benefits


Tax Treatment as Life Insurance
In order to be treated as life insurance for federal income tax purposes, the policy must meet certain requirements. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the policy are not subject to federal income tax until withdrawn. These requirements include definitional tests and rules for diversification of the policy's investments (described below).

There are two definitional tests for life insurance in the Internal Revenue
Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is dependent on several factors, including the insured's age at issue and intention of the owner concerning policy funding patterns. If this policy permits the policy owner to select the applicable test, this selection must be made at issue.

Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the policy design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the policy.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the policy in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the policy. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance. In general, the death benefit required under this test is lower in the early years than that under the Cash Value Accumulation Test.


Death Benefit Proceeds

The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see "Business and Corporate-Owned Policies"). Also, a policy owner should not be considered to be in constructive receipt of the cash surrender value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, it is possible that the IRS may consider a benefit paid under a Living Benefits Rider as taxable income in the year of receipt.

As described above, Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.


Full Surrender
Upon full surrender of a policy for its cash surrender value, the excess, if any, of the policy value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

Partial Surrender

If the policy is classified as a modified endowment contract, partial surrenders and other distributions are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders are generally not taxable. There are situations, however, in which a partial surrender, accompanied by a reduction in death benefits can result in current taxation. Under Code
Section 7702(f)(7), where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of that amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

Loans
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you as long as the policy remains in force.


The deductibility by a policy owner of loan interest under a policy is limited under Code Section 264. In most cases, there is no interest deduction permitted, although in limited circumstances, a current deduction may be permitted. We suggest you consult with your tax advisor to determine that amount, if any, of your policy loan interest that may be deductible.

Business and Corporate-Owned Policies
If the policy is owned by an entity engaged in a trade or business, there are Internal Revenue Code provisions that apply to the tax treatment of premiums, policy loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policy owner is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any policy loan. An interest deduction disallowance rule on non-policy interest (e.g., interest relating to a different investment) paid or incurred by the owner may also apply in the case of a policy insuring the life of an individual who is not an owner of the policy owner, or an officer, director, or employee of the policy owner's business.

Death benefits may be subject to income tax unless (1) specified notice and consent provisions are met and (2) criteria are satisfied concerning the relationship between the insured and policy owner or the insured and the death benefits. The policy owner is solely responsible for ensuring that the notice and consent requirements and additional statutory criteria are satisfied. As required by the Internal Revenue Service, the policy owner must also comply with any required annual reporting and recordkeeping requirements. In addition, for certain corporate policy owners, the death benefits and policy earnings may be subject to tax under the corporate alternative minimum tax.


Modified Endowment Contracts

General

A life insurance policy is tested under the "7-pay test" of Code Section 7701A to determine if it is a modified endowment contract "MEC". This test is designed to distinguish policies that have more investment orientation from policies which are less investment oriented. Under this test, there is a premium limit that applies for the first 7 years of the policy and for 7 years after a material change to the policy. If the policy is classified as a MEC, there is no change to the terms of the policy; however, the tax treatment of loans, distributions and decreases is changed from the treatment for non-MEC policies. For a MEC, loans and other distributions will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid).



We will modify your premium payments to determine if the premium paid will exceed the 7-pay limit. If such a payment occurs, we will remove the excess premium from your policy to reverse MEC status and offer you the opportunity to have the excess amounts reapplied. Premiums paid during a policy year but which are removed from the policy, with interest if any, within 60 days after the end of the policy year will be excluded from the 7-pay test. If you chose to have the premiums reapplied to your policy during the same policy year and your policy becomes a MEC, the MEC status cannot be reversed. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.


Reduction in Benefits During the First Seven Years

If, during the first seven contract years, there is a reduction in death benefits or reduction or elimination of any Optional Insurance Benefits previously elected, the 7-pay test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the policy and each premium actually paid is tested against the recalculated limit.


Distributions Affected

If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (defined as specifically including distributions made within two years prior to such failure) are considered distributions under a modified endowment contract.


Penalty Tax

Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, except for distributions that are:


..  made on or after the taxpayer attains age 59 1/2;

..  attributable to the taxpayer's disability (within the meaning of Code
   Section 72(m)(7)); or

.. part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

Material Change Rules

Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums.


A material change may occur at any time during the life of the policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

Serial Purchase of Modified Endowment Contracts

All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner.


Limitations on Unreasonable Mortality and Expense Charges
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

Qualified Plans
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

Diversification Standards

To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each contract is required to be adequately diversified. Through the use of separate accounts, a contract can satisfy the diversification requirements as long as on the last day of each calendar quarter the separate account's assets be invested in no more than:


..  55% in any one investment

..  70% in any two investments

..  80% in any three investments

..  90% in any four investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.



We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

Owner Control

For variable contracts, tax deferral depends on the insurance company and not you having control of the assets held in the separate accounts. You can allocate Account Values from one fund of the separate account to another but you specifically cannot direct the investments each fund makes. If you have too much "investor control" of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.


In 2003, the IRS in Revenue Ruling 2003-91, issued formal guidance that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate the actual number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.


The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there is no arrangement, plan, contract or agreement between the contract owner and the company, regarding the availability of a particular investment option and, other than the contract owner's right to allocate premium payments and transfer funds among the available subaccounts, all investment decisions concerning the subaccounts will be made by us or an advisor in its sole and absolute discretion.

At this time, it cannot be determined whether additional guidance will be provided by the U.S. Treasury on this issue and what standards may be contained in such guidance. Should the U.S. Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, the company reserves the right to modify the contract to the extent required to maintain favorable tax treatment.


Change of Ownership or Insured or Assignment

Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code
Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.

Other Taxes
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

Withholding

We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient. In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax. See Rev. Rul. 2004-74, 2004-31 I.R.B. 109. This ruling is also understood to apply to other nonresident alien policyholders.


The Phoenix Companies, Inc. -
 Legal Proceedings about Company Subsidiaries
--------------------------------------------------------------------------------

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, investment advisor or taxpayer. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. We believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.


State regulatory bodies, the Securities and Exchange Commission, or SEC, the Financial Industry Regulatory Authority, or "FINRA" (formerly known as the National Association of Securities Dealers, Inc., or NASD), and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

In 2005, the Boston District Office of the SEC conducted a compliance examination of certain of PNX's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested PNX to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether PNX believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist PNX in preparing the analysis. Based on this analysis, PNX advised the SEC that it does not believe that reimbursement is appropriate.


Over the past several years, a number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue this type of action against us in the future.


Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific.


These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

Financial Statements
--------------------------------------------------------------------------------


The financial statements of PHLVIC Variable Universal Life Account as of December 31, 2007, and the results of its operations and the changes in its net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007 are contained in the Statement of Additional Information ("SAI"), which you can get free of charge by calling the toll free number given on page one. The financial statements of PHL Variable Insurance Company included herein should be considered only as bearing upon the ability of PHL Variable Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or the Guaranteed Interest Accounts' rates that we credit during a guarantee period.

Distribution
--------------------------------------------------------------------------------

The company has appointed PEPCO to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. PEPCO, which is an affiliate of the company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the company and its affiliated companies. The company reimburses PEPCO for expenses PEPCO incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). PEPCO does not retain any fees under the policies; however, PEPCO may receive 12b-1 fees from the funds.


PEPCO's principal executive offices are located at 56 Prospect Street, Hartford, Connecticut 06103. PEPCO is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, or FINRA.

PEPCO and the company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the company under applicable state insurance law and must be licensed to sell variable life insurance products. The company intends to offer the policy in all jurisdictions where it is licensed to do business and where the policy is approved. The policies are offered on a continuous basis.


Compensation
Broker-dealers having selling agreements with PEPCO and the company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. We may also pay for sales and distribution expenses out of any payments the company or PEPCO may receive from the funds for providing administrative, marketing and other support and services to the funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of up to 112% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment
We generally pay compensation as a percentage of premium payments invested in the policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the policy value. The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments

To the extent permitted by FINRA rules and other applicable laws and regulations, PEPCO may pay or allow other promotional incentives or payments in the firm of cash or other compensation.


Preferred Distribution Arrangements

The company and PEPCO have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the company and PEPCO pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the company's products. The payments are made from the Company's general assets and they may be significant. The broker-dealer may realize a profit on these payments.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the policies; total assets attributable to sale of the policies by registered representatives of the broker-dealer firm; the length of time that a policy owner has owned the policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the policies and other variable insurance products offered by the company or its affiliates. Compensation under these arrangements may be in the form of one-time or periodic lump sum payments. The company and PEPCO have entered into such arrangements with State Farm VP Management Corporation, Merrill Lynch, Pierce, Fenner & Smith, Inc., Wachovia Securities, Woodbury Securities, AXA Network, A.G. Edwards & Sons, Inc., LPL Financial Services and certain of its affiliates, National Financial Partners, FFR Financial and Insurance Services, and Crump Group, Inc.

APPENDIX A - Investment Options
--------------------------------------------------------------------------------





                  Fund Name                                    Investment Objective
AIM V.I. Capital Appreciation Fund            Growth of capital















-----------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund /1,3/               Growth of capital















-----------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund /1,3/       Long term growth of capital















-----------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio Long term capital appreciation
(formerly Alger American Leveraged AllCap
Portfolio) /1,3/
-----------------------------------------------------------------------------------------------------
DWS Equity 500 Index VIP                      Seeks to replicate, as closely as possible, before the
                                              deduction of expenses, the performance of the
                                              Standard & Poor's 500 Composite Stock Price Index,
                                              which emphasizes stocks of large U.S. companies
-----------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP                       Seeks to replicate, as closely as possible, before the
                                              deduction of expenses, the performance of the Russell
                                              2000(R) Index, which emphasizes stocks of small US
                                              companies.
-----------------------------------------------------------------------------------------------------



                  Fund Name                         Investment Advisor / Subadvisor
AIM V.I. Capital Appreciation Fund            Invesco Aim Advisors, Inc.
                                               Subadvisor(s): Invesco Trimark Investment
                                                Management Inc.;
                                                Invesco Global Asset Management
                                                (N.A.), Inc.;
                                                Invesco Institutional (N.A.), Inc.;
                                                Invesco Senior Secured
                                                Management, Inc.;
                                                Invesco Hong Kong Limited;
                                                Invesco Asset Management
                                                Limited;
                                                Invesco Asset Management (Japan)
                                                Limited;
                                                Invesco Asset Management
                                                Deutschland, GmbH; and
                                                Invesco Australia Limited
------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund /1,3/               Invesco Aim Advisors, Inc.
                                               Subadvisor(s): Invesco Trimark Investment
                                                Management Inc.;
                                                Invesco Global Asset Management
                                                (N.A.), Inc.;
                                                Invesco Institutional (N.A.), Inc.;
                                                Invesco Senior Secured
                                                Management, Inc.;
                                                Invesco Hong Kong Limited;
                                                Invesco Asset Management
                                                Limited;
                                                Invesco Asset Management (Japan)
                                                Limited;
                                                Invesco Asset Management
                                                Deutschland, GmbH; and
                                                Invesco Australia Limited
------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund /1,3/       Invesco Aim Advisors, Inc.
                                               Subadvisor(s): Invesco Trimark Investment
                                                Management Inc.;
                                                Invesco Global Asset Management
                                                (N.A.), Inc.;
                                                Invesco Institutional (N.A.), Inc.;
                                                Invesco Senior Secured
                                                Management, Inc.;
                                                Invesco Hong Kong Limited;
                                                Invesco Asset Management
                                                Limited;
                                                Invesco Asset Management (Japan)
                                                Limited;
                                                Invesco Asset Management
                                                Deutschland, GmbH; and
                                                Invesco Australia Limited
------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio Fred Alger Management, Inc.
(formerly Alger American Leveraged AllCap
Portfolio) /1,3/
------------------------------------------------------------------------------------------
DWS Equity 500 Index VIP                      Deutsche Asset Management Americas Inc.
                                               Subadvisor: Northern Trust Investments, N.A


------------------------------------------------------------------------------------------
DWS Small Cap Index VIP                       Deutsche Asset Management Americas Inc.
                                               Subadvisor: Northern Trust Investments, N.A


------------------------------------------------------------------------------------------


                     Fund Name                                        Investment Objective
Federated Fund for U.S. Government Securities II    Current income by investing primarily in a diversified
                                                    portfolio of U.S. government and government agency
                                                    securities
-------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                  High current income by investing primarily in a
                                                    professionally managed, diversified portfolio of high
                                                    yield, lower rated corporated bonds (also known as
                                                    "Junk Bonds")
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio                Long-term capital appreciation
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio         Capital growth
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                       Capital appreciation
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio        As high a level of current income as is consistent with
                                                    the preservation of capital

-------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                     Maximize income while maintaining prospects for
                                                    capital appreciation
-------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio /1,3/         Long term capital appreciation
-------------------------------------------------------------------------------------------------------------
Lord Abbett Bond-Debenture Portfolio                High current income and the opportunity for capital
                                                    appreciation to produce a high total return
-------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             Long-term growth of capital and income without
                                                    excessive fluctuations in market value
-------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 Capital appreciation through investments, primarily in
                                                    equity securities which are believed to be undervalued
                                                    in the marketplace
-------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                       Capital appreciation with income as a secondary goal
-------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio     Long term capital growth
(formerly Neuberger Berman AMT Fasciano
Portfolio)
-------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio             Long term growth of capital; current income is a
                                                    secondary goal
-------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA            Capital appreciation by investing in securities of well-
                                                    known, established companies
-------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA               Long-term capital appreciation by investing in
                                                    securities of foreign insurers, "growth-type"
                                                    companies, cyclical industries and special situations
-------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small-Cap Fund/VA           Capital appreciation
-------------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                       Intermediate and long-term capital appreciation with
                                                    income as a secondary consideration
-------------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                    Dividend growth, current income and capital
                                                    appreciation
-------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                       Capital appreciation

-------------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                         As high a level of current income as is consistent with
                                                    the preservation of capital and maintenance of liquidity
-------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series            Long-term total return

-------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series         High current income while attempting to limit changes
                                                    in the series' net asset value per share caused by
                                                    interest rate changes
-------------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                 High total return consistent with prudent investment
                                                    risk



-------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series               High total return consistent with reasonable risk

-------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series               Long-term capital growth

-------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series Capital appreciation and income with approximately equal emphasis

-------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series:            Long-term capital growth
Aggressive Growth /2,3/
-------------------------------------------------------------------------------------------------------------



                     Fund Name                              Investment Advisor / Subadvisor
Federated Fund for U.S. Government Securities II    Federated Investment Management Company


----------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                  Federated Investment Management Company



----------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio                Fidelity Management and Research Company
----------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio         Fidelity Management and Research Company
----------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                       Fidelity Management and Research Company
----------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio        Fidelity Management and Research Company
                                                     Subadvisor: Fidelity Investments Money
                                                      Management, Inc.
----------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                     Franklin Advisers, Inc.

----------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio /1,3/         Lazard Asset Management LLC
----------------------------------------------------------------------------------------------------
Lord Abbett Bond-Debenture Portfolio                Lord, Abbett & Co. LLC

----------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             Lord, Abbett & Co. LLC

----------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 Lord, Abbett & Co. LLC


----------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                       Franklin Mutual Advisers, LLC
----------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio     Neuberger Berman Management Inc.
(formerly Neuberger Berman AMT Fasciano              Subadvisor: Neuberger Berman, LLC
Portfolio)
----------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio             Neuberger Berman Management Inc.
                                                     Subadvisor: Neuberger Berman, LLC
----------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA            OppenheimerFunds, Inc.

----------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA               OppenheimerFunds, Inc.


----------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small-Cap Fund/VA           OppenheimerFunds, Inc.
----------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                       Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Harris Investment Management, Inc.
----------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                    Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Phoenix Investment Counsel, Inc.
----------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                       Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Neuberger Berman Management, Inc.
----------------------------------------------------------------------------------------------------
Phoenix Money Market Series                         Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Goodwin Capital Advisers, Inc.
----------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series            Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Goodwin Capital Advisers, Inc.
----------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series         Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Goodwin Capital Advisers, Inc.

----------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                 Phoenix Variable Advisors, Inc.
                                                     Subadvisors: Goodwin Capital Advisers, Inc.
                                                      (fixed income portion)
                                                      Phoenix Investment Counsel, Inc.
                                                      (equity portion)
----------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series               Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Aberdeen Asset Management Inc.
----------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series               Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Fred Alger Management, Inc.
----------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Duff & Phelps Investment
                                                      Management Company
----------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series:            Phoenix Variable Advisors, Inc. Limited Services
Aggressive Growth /2,3/                              Subadvisor: Ibbotson Associates, Inc.
----------------------------------------------------------------------------------------------------


                      Fund Name                                        Investment Objective
Phoenix Dynamic Asset Allocation Series: Growth /2,3/ Long-term capital growth with current income as a secondary consideration
--------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series:              Current income with capital growth as a secondary
Moderate /2,3/                                        consideration
--------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate     Long-term capital growth and current income with a
Growth /2,3/                                          greater emphasis on capital growth
--------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series        Long-term capital appreciation with current income as
                                                      a secondary investment objective
--------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series      Long-term capital appreciation by investing primarily
                                                      in small-capitalization stocks that appear to be
                                                      undervalued with current income as a secondary
                                                      investment objective
--------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                    Long-term capital appreciation with current income as
                                                      a secondary consideration

--------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series            High total return


--------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn(TM) Strategy Portfolio      Seeks maximum real return consistent with prudent
                                                      investment management
--------------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio                           Seeks maximum real return, consistent with
                                                      preservation of real capital and prudent investment
                                                      management
--------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                          Seeks maximum total return, consistent with
                                                      preservation of capital and prudent investment
                                                      management
--------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long          Seeks to provide total returns that inversely correlate
Bond Strategy Fund /1,3/                              to the price movements of a benchmark for U.S.
                                                      Treasury debt instruments or futures contract on a
                                                      specified debt instrument. The Fund's current
                                                      benchmark is the inverse of the daily price movement
                                                      of the Long Treasury Bond.
--------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund /1,3/                  Seeks to provide investment results that match the
                                                      performance of its benchmark on a daily basis. The
                                                      Fund's current benchmark is 150% of the performance
                                                      of the S&P 500 Index
--------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund /1, 3/      Seeks long-term capital appreciation
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Balanced Fund                            Seeks a combination of growth of capital and current
                                                      income, with relatively low risk and relatively low
                                                      fluctuations in value
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Bond Fund                                Seeks high current income while seeking to control
                                                      risk
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock Fund                        Seeks a combination of growth of capital, current
                                                      income, growth of income and relatively low risk as
                                                      compared with the stock market as a whole
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Mid Cap Growth Fund                      Seeks growth of capital
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Small Company Fund                       Seeks growth of capital
--------------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio                 Seeks investment results that correspond to the total
                                                      return performance of U.S. common stock, as
                                                      represented by the S&P MidCap 400 Index
--------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund          Long-term capital appreciation
--------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                     Long-term capital growth
--------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                      Long-term capital growth
--------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio            Capital appreciation and current income
--------------------------------------------------------------------------------------------------------------
Wanger International Select                           Long-term growth of capital
--------------------------------------------------------------------------------------------------------------
Wanger International Small Cap /4/                    Long-term growth of capital
--------------------------------------------------------------------------------------------------------------
Wanger Select                                         Long-term growth of capital
--------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies /5/                     Long-term growth of capital
--------------------------------------------------------------------------------------------------------------



                      Fund Name                               Investment Advisor / Subadvisor
Phoenix Dynamic Asset Allocation Series: Growth /2,3/ Phoenix Variable Advisors, Inc. Limited Services
                                                       Subadvisor: Ibbotson Associates, Inc.
------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series:              Phoenix Variable Advisors, Inc. Limited Services
Moderate /2,3/                                         Subadvisor: Ibbotson Associates, Inc.
------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate     Phoenix Variable Advisors, Inc. Limited Services
Growth /2,3/                                           Subadvisor: Ibbotson Associates, Inc.
------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series        Phoenix Variable Advisors, Inc.
                                                       Subadvisor: AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series      Phoenix Variable Advisors, Inc.
                                                       Subadvisor: AllianceBernstein L.P.


------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                    Phoenix Variable Advisors, Inc.
                                                       Subadvisor: Morgan Stanley Investment
                                                        Management Inc., d/b/a Van Kampen
------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series            Phoenix Variable Advisors, Inc.
                                                       Subadvisor: Morgan Stanley Investment
                                                        Management Inc., d/b/a Van Kampen
------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn(TM) Strategy Portfolio      Pacific Investment Management Company LLC

------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio                           Pacific Investment Management Company LLC


------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                          Pacific Investment Management Company LLC


------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long          Rydex Investments
Bond Strategy Fund /1,3/




------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund /1,3/                  Rydex Investments



------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund /1, 3/      Rydex Investments
------------------------------------------------------------------------------------------------------
Sentinel VPT Balanced Fund                            Sentinel Asset Management, Inc.


------------------------------------------------------------------------------------------------------
Sentinel VPT Bond Fund                                Sentinel Asset Management, Inc.

------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock Fund                        Sentinel Asset Management, Inc.


------------------------------------------------------------------------------------------------------
Sentinel VPT Mid Cap Growth Fund                      Sentinel Asset Management, Inc.
------------------------------------------------------------------------------------------------------
Sentinel VPT Small Company Fund                       Sentinel Asset Management, Inc.
------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio                 Summit Investment Partners, Inc.


------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund          Templeton Asset Management Ltd.
------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                     Templeton Investment Counsel, LLC
------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                      Templeton Global Advisors Limited
------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio            Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------
Wanger International Select                           Columbia Wanger Asset Management, L.P.
------------------------------------------------------------------------------------------------------
Wanger International Small Cap /4/                    Columbia Wanger Asset Management, L.P.
------------------------------------------------------------------------------------------------------
Wanger Select                                         Columbia Wanger Asset Management, L.P.
------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies /5/                     Columbia Wanger Asset Management, L.P.
------------------------------------------------------------------------------------------------------


/1/ This fund closed to new investment on May 1, 2006.
/2 /Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule;
   (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.
/3/ This fund closed to new investment on March 24, 2008.
/4/ Effective June 1, 2008, to be known as Wanger International.
/5/ Effective June 1, 2008, to be known as Wanger USA.

APPENDIX B - Glossary of Special Terms
--------------------------------------------------------------------------------
Most of the terms used throughout this prospectus are described within the text where they appear. Certain terms marked by italics when they first appear are defined below.

Age: The age of the insured on the last birthday.

Amount at risk: The amount at risk equals the difference between the total death benefit we would pay and the policy value.

Cash surrender value: The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.

Death benefit option: The type of death benefit described in effect.

Debt: Unpaid policy loans with accrued interest.

Due proof of death: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.

In force: The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.

In writing (written notice, written request): Is a written form signed by you, satisfactory to us and received by us.

Monthly calculation day: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

Payment date: The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.

Policy anniversary: The anniversary of the policy date.

Policy date: The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.

Policy value: The sum of your policy's share in the value of each subaccount plus the value of your policy allocated to the Guaranteed Interest Accounts.

Policy year: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

Subaccounts: The accounts within our Separate Account to which non-loaned assets under the policy are allocated. The subaccounts, in turn, purchase shares in corresponding underlying funds.

Unit: A standard of measurement used to determine the share of this policy in the value of each subaccount of the Separate Account.

Valuation period: The period in days from the end of one valuation date through the next valuation date.

We (our, us, company): PHL Variable Insurance Company.

You (your): The owner of this policy at the time an owner's right is exercise

PHL Variable Insurance Company
PO Box 22012
Albany, NY 12201-2012


Additional information about the Phoenix Express VUL/SM/ (the "Policy") and the PHLVIC Variable Universal Life Account (the "Separate Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2008, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.


The SAI, personalized illustrations of death benefits and cash surrender values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone
(800) 541-0171, or you can download copies from the Phoenix Companies, Inc., web site phoenixwm.com.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 551-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580, Washington, D.C. 20549.

PHL Variable Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com
V615

Investment Company Act File No. 811-09065

[logo] PHOENIX(R)


               L4113 PR (C)2008 The Phoenix Companies, Inc. 5/08

                                                                    [Version B]



                            Phoenix Express VUL/SM/

                    PHLVIC Variable Universal Life Account

          Issued by: PHL Variable Insurance Company ("PHL Variable") (a wholly owned subsidiary of Phoenix Life Insurance Company)


 PROSPECTUS                                                       May 1, 2008



This prospectus describes a variable universal life insurance policy that can provide lifetime insurance protection on the life of one person. We will pay the death benefit when the insured dies. You may allocate policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account (collectively, "Guaranteed Interest Accounts") and/or one or more of the investment options of the PHLVIC Variable Universal Life Account ("Separate Account"). The investment options purchase shares of the following funds:



 AIM Variable Insurance Funds - Series  .  Phoenix Mid-Cap Growth Series
 I Shares                               .  Phoenix Money Market Series
 .  AIM V.I. Capital Appreciation Fund  .  Phoenix Multi-Sector Fixed Income
 .  AIM V.I. Core Equity Fund /1/          Series
 .  AIM V.I. Mid Cap Core Equity Fund   .  Phoenix Multi-Sector Short Term
    /1/                                    Bond Series
 The Alger American Fund - Class O      .  Phoenix Strategic Allocation Series
 Shares                                 .  Phoenix-Aberdeen International
 .  Alger American Capital                 Series
    Appreciation Portfolio /1/          .  Phoenix-Alger Small-Cap Growth
 DWS Scudder Investments VIT Funds -       Series
 Class A                                .  Phoenix-Duff & Phelps Real Estate
 .  DWS Equity 500 Index VIP               Securities Series
 .  DWS Small Cap Index VIP             .  Phoenix Dynamic Asset Allocation
 Federated Insurance Series                Series: Aggressive Growth/ 2/
 .  Federated Fund for U.S. Government  .  Phoenix Dynamic Asset Allocation
    Securities II                          Series: Growth/ 2/
 .  Federated High Income Bond Fund II  .  Phoenix Dynamic Asset Allocation
    - Primary Shares                       Series: Moderate/ 2/
 Fidelity(R) Variable Insurance         .  Phoenix Dynamic Asset Allocation
 Products - Service Class                  Series: Moderate Growth/ 2/
 .  Fidelity VIP Contrafund(R)          .  Phoenix-Sanford Bernstein Mid-Cap
    Portfolio                              Value Series
 .  Fidelity VIP Growth Opportunities   .  Phoenix-Sanford Bernstein
    Portfolio                              Small-Cap Value Series
 .  Fidelity VIP Growth Portfolio       .  Phoenix-Van Kampen Comstock Series
 .  Fidelity VIP Investment Grade Bond  .  Phoenix-Van Kampen Equity 500
    Portfolio                              Index Series/ /
 Franklin Templeton Variable Insurance  PIMCO Variable Insurance Trust -
 Products Trust - Class 2               Advisor Class
 .  Franklin Income Securities Fund     .  PIMCO VIT CommodityRealReturn/TM/
 .  Mutual Shares Securities Fund          Strategy Portfolio
 .  Templeton Developing Markets        .  PIMCO VIT Real Return Portfolio
    Securities Fund                     .  PIMCO VIT Total Return Portfolio
 .  Templeton Foreign Securities Fund   The Rydex Variable Trust
 .  Templeton Growth Securities Fund    .  Rydex Variable Trust Inverse
 Lazard Retirement Series - Service        Government Long Bond Strategy Fund
 Shares                                    /1/
 .  Lazard Retirement Small Cap         .  Rydex Variable Trust Nova Fund /1/
    Portfolio /1/                       .  Rydex Variable Trust Sector
 Lord Abbett Series Fund, Inc. - Class     Rotation Fund /1/
 VC                                     Sentinel Variable Products Trust
 .  Lord Abbett Bond-Debenture          .  Sentinel Variable Products
    Portfolio                              Balanced Fund
 .  Lord Abbett Growth and Income       .  Sentinel Variable Products Bond
    Portfolio                              Fund
 .  Lord Abbett Mid-Cap Value Portfolio .  Sentinel Variable Products Common
 Neuberger Berman Advisers Management      Stock Fund
 Trust - Class S                        .  Sentinel Variable Products Mid Cap
 .  Neuberger Berman AMT Small Cap         Growth Fund
    Growth Portfolio                    .  Sentinel Variable Products Small
 .  Neuberger Berman AMT Guardian          Company Fund
    Portfolio                           Summit Mutual Funds, Inc. - Summit
 Oppenheimer Variable Account Funds -   Pinnacle Series
 Service Shares                         .  Summit S&P MidCap 400 Index
 .  Oppenheimer Capital Appreciation       Portfolio
    Fund/VA                             The Universal Institutional Funds,
 .  Oppenheimer Global Securities       Inc. - Class II Shares
    Fund/VA                             .  Van Kampen UIF Equity and Income
 .  Oppenheimer Main Street Small Cap      Portfolio
    Fund/VA                             Wanger Advisors Trust
 The Phoenix Edge Series Fund           .  Wanger International Select
 .  Phoenix Capital Growth Series       .  Wanger International Small Cap/ 3/
 .  Phoenix Growth and Income Series    .  Wanger Select
                                        .  Wanger U.S. Smaller Companies/ 4/


  /1/Closed to new investment on May 1, 2006. /2/Closed to new investment on
      October 29, 2001. /3/Effective June 1, 2008, to be known as Wagner
                                International.


   /4/Effective June 1, 2008, to be known as Wagner USA. See Appendix A for additional information.





The policy is not a deposit nor is it an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured nor endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy value and possible loss of principal invested or premiums paid.



The U.S. Securities and Exchange Commission ("SEC") has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Read and keep this prospectus for future reference.



If you have any questions, please contact us at:


                                    [GRAPHIC]

                                              Phoenix Variable Products Mail Operations
                                              PO Box 8027
                                              Boston, MA 02266-8027

                                                                              [GRAPHIC]

Phoenix Variable Products Mail Operations                                               Variable and Universal Life Administration
PO Box 8027                                                                             800/541-0171
Boston, MA 02266-8027


Phoenix Variable Products Mail Operations Variable and Universal Life Administration
PO Box 8027                               800/541-0171
Boston, MA 02266-8027

                               TABLE OF CONTENTS


           Heading                                               Page
           ----------------------------------------------------------

           Benefit/Risk Summary.................................   3
            Policy Benefits.....................................   3
            GMWB Policy Benefits................................   3
            Policy Risks........................................   4
            GMWB Policy Risks...................................   4
           Fee Tables...........................................   5
            Transaction Fees for All Policies...................   5
            Transaction Fees - Policies without the GMWB Feature   5
            Charges Deducted from Policy Value Other than Fund
              Operating Expenses for All Policies...............   6
            Guaranteed Minimum Withdrawal Benefit (GMWB) Fee....   6
            Minimum and Maximum Fund Operating Expenses.........   7
           PHL Variable Insurance Company.......................   8
           PHLVIC Variable Universal Life Account...............   8
            Business Day........................................   8
            Performance History.................................   8
           Voting Rights........................................   8
           The Variable Investment Options......................   8
            Administrative, Marketing and Support Service Fees..   9
           The Guaranteed Interest Accounts.....................   9
            Guaranteed Interest Account.........................  10
            Long-term Guaranteed Interest Account...............  10
           Charges and Deductions...............................  10
            General.............................................  10
            Charges Deducted from Premium Payments..............  10
            Charges Deducted from Policy Value - Monthly
              Charges...........................................  10
            Charges Deducted from Policy Value - Daily Charges..  11
            Conditional Charges.................................  11
            Loan Interest Charged...............................  12
            Tax Charges.........................................  12
            Fund Charges........................................  12
           The Policy...........................................  12
            Contract Rights: Owner, Insured, Beneficiary........  12
            Other Policy Provisions.............................  12
            Policy Limitations..................................  12
            Purchasing a Policy.................................  13
           Transfer of Policy Value.............................  14
            Internet, Interactive Voice Response and Telephone
              Transfers.........................................  14
            Transfer Restrictions...............................  15
           Market Timing and Other Disruptive Trading...........  15
           Additional Programs..................................  16
            Asset Allocation and Strategic Programs.............  16
           Systematic Transfer Programs.........................  17
            Asset Rebalancing Program...........................  18
            Dollar Cost Averaging Program.......................  18

            Heading                                            Page

            Death Benefits and Changes in Face Amounts........  18
             Death Benefit....................................  18
            Payment of Proceeds...............................  19
             Surrender and Death Benefit Proceeds.............  19
             Death Benefit Payment............................  19
             Surrenders.......................................  19
             Postponement of Payments.........................  20
            Policy Loans......................................  20
             Overloan Protection Provision....................  21
            Guaranteed Minimum Withdrawal Benefit ("GMWB")
              Feature.........................................  21
             General..........................................  21
             GMWB Waiting Period..............................  21
             Withdrawal Limit.................................  22
             Withdrawal Limit Step-up.........................  22
             Change of Withdrawal Limit Percentage............  23
             Overdrawn Protection and GMWB Benefit Payments...  23
             Termination of the GMWB Feature..................  23
            Policy Lapse and Reinstatement....................  24
             Lapse............................................  24
             Extended Term Insurance..........................  24
             Termination......................................  24
             Reinstatement....................................  24
            Federal Income Tax Considerations.................  25
             Introduction.....................................  25
             Income Tax Status................................  25
             Policy Benefits..................................  25
             Business and Corporate-Owned Policies............  26
             Modified Endowment Contracts.....................  26
             Limitations on Unreasonable Mortality and Expense
               Charges........................................  27
             Qualified Plans..................................  27
             Diversification Standards........................  27
             Owner Control....................................  27
             Change of Ownership or Insured or Assignment.....  28
             Other Taxes......................................  28
             Withholding......................................  28
            The Phoenix Companies, Inc. -
              Legal Proceedings about Company Subsidiaries....  28
            Financial Statements..............................  29
            Distribution......................................  29
             Compensation.....................................  29
             Percentage of Premium Payment....................  29
             Promotional Incentives and Payments..............  29
             Preferred Distribution Arrangements..............  29
            Appendix A - Investment Options................... A-1
            Appendix B - Glossary of Special Terms............ B-1

Benefit/Risk Summary
--------------------------------------------------------------------------------

Most of the terms used throughout this prospectus are described within the text where they first appear. Certain terms, marked by italics, have been defined and can be found in Appendix B "Glossary of Special Terms" located at the end of the prospectus.

This prospectus contains information about the material rights and features of the policy that you should understand before investing. Some policy features may vary due to differences in state.

This prospectus describes a fixed and flexible premium variable universal life insurance policy that is both an insurance product and a security. The policy is intended to provide flexibility for financial and investment planning for those persons needing death benefit protection.

You may purchase this policy either with or without the Guaranteed Minimum Withdrawal Benefit (GMWB) Feature. Your decision at issue, however, is irrevocable. The provisions and benefits discussed throughout this prospectus are generally applicable to both policy versions. Any differences due to purchasing the GMWB feature are indicated.

The policy has a required annual premium for the first four years with flexible premiums thereafter. The required annual premium is designed to conform to Internal Revenue Code ("IRC") Guideline Level Premium and TAMRA restrictions. The IRC limits the amount of money that you may put into a life insurance policy and still meet the definition of life insurance for tax purposes. The amount of level premium that you will be required to pay in each of the first four years will be an amount that will not exceed the Guideline Level Premium for your policy on the issue date. Also, this level premium will not exceed the TAMRA premium (the level premium required during the first seven policy years, when accrued at 4% with guaranteed cost of insurance rates and assuming no expenses, for the policy value to equal the face amount at age 100) for the face amount of your policy on the issue date. For more information, refer to the section on "Federal Income Tax Considerations."

Policy Benefits

Death Benefits
The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary when the insured under the policy dies. All policies are issued with Death Benefit Option B, but you may change your death benefit option after the fourth policy year.

.. Death Benefit Option A will equal the policy's face amount, or the minimum death benefit if greater.

.. Death Benefit Option B will equal the face amount plus the policy value, or the minimum death benefit if greater.

The minimum death benefit is equal to the policy value on the date of death increased by a percentage taken from a table in the policy based on the attained age of the insured at the beginning of the policy year in which death occurs.

Loans and Surrenders
Generally, you may borrow up to the amount of your policy value less the current surrender charge and loan interest accrued to the end of the policy year. We will count any outstanding loan towards the applicable limit.

The net surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.

You may withdraw any part of your policy value at anytime. We may also impose a separate surrender charge.

You may surrender this policy anytime for its net surrender value. A surrender charge may be imposed.

Investment Choices

You may select from a wide variety of investment options and two Guaranteed Interest Accounts. Each investment option invests directly in a mutual fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes.


Asset Allocation and Strategic Programs

You may participate in an asset allocation or strategic program. Presently we offer two asset allocation programs, the Phoenix-Ibbotson Strategic Models and the Phoenix Dynamic Asset Allocation Series, and one strategic program, the Franklin Templeton Founding Investment Strategy. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. Each asset allocation or strategic program offers a range of asset allocation options. If you purchase the GMWB feature, you must also elect an asset allocation or strategic program through which to allocate your premiums and policy value. For more information on asset allocation and strategic programs, refer to the section on "Asset Allocation and Strategic Programs" under "Purchasing a Policy."




Tax Benefits
Under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Separate Account and the Guaranteed Interest Accounts are not subject to income taxes until there is a distribution from the policy. Taking a loan or a withdrawal from the policy, however, could result in recognition of income for tax purposes.

Temporary Insurance Coverage
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and at least the minimum initial premium. This will provide you with immediate insurance protection under the terms set forth in the Receipt.

Optional Insurance Benefits
Currently, additional riders are not available for this policy; however, we reserve the right to offer additional riders in the future.

Your Right to Cancel the Policy
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period.

GMWB Policy Benefits

Guaranteed Minimum Withdrawal Benefit (GMWB) Feature
You may purchase this policy with a Guaranteed Minimum Withdrawal Benefit
(GMWB) feature. The GMWB feature
guarantees a minimum income benefit regardless of investment performance, subject to an annual Withdrawal Limit and the GMWB Waiting Period. If you purchase this policy with the GMWB feature, you must select an asset allocation or strategic program for your initial and subsequent premium payments and payments will be allocated to the investment options according to the program that you select.


Overdrawn Protection
Overdrawn protection maintains a minimum policy value and death benefit preventing the policy from terminating prior to the death of the insured.

Policy Risks

Suitability Risk
Variable life insurance is designed for long term financial planning, and the policy is not suitable for short-term savings and investment. The policy may also be unsuitable if you do not require death benefit protection, as there are additional costs and expenses associated with providing insurance.

Surrender charges apply during the first seven years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of your policy value during the first few policy years.


Replacements


Replacing any existing policy with this policy may not be to your advantage. You should talk with your registered representative before you replace your variable life insurance policy. You should carefully compare the risks, charges, and benefits of your existing policy to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your policy could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable life insurance policy, you generally cannot reinstate it unless the insurer is required to reinstate the previous policy under state law. This is true even if you choose not to accept your new variable life insurance policy during your "free look" period.



Conflicts of Interest


Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the "Distribution" section of this prospectus.


Adverse Tax Risk
If the cumulative premium you pay exceeds a defined limit, your policy may become a modified endowment contract, as defined by Internal Revenue Code section 72(e). Surrenders, withdrawals and loans (as well as GMWB benefit payments if you purchase the GMWB feature) under the policy will then be taxable as ordinary income to the extent that there are earnings in the policy, and a 10% penalty may apply to these distributions.

Risk of Lapse
Your policy will remain in force as long as required premiums are paid and the policy value, less any outstanding debt, is enough to pay the monthly charges incurred under the policy. If the above conditions are not met, the policy will lapse, or end. You will receive an amount equal to the policy's net surrender value in the event that the policy lapses and the net surrender value are positive. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

Risks of Accessing Policy Values
The drawbacks to accessing policy values through loans and withdrawals include decreases in the face amount of your policy, reductions in the death benefit, and lower policy values. Reductions in policy values may increase the risk of lapse and the loss of insurance protection. If you fully surrender the policy prior to the seventh policy year, you will be assessed a surrender charge. Taking a loan, surrendering your policy or withdrawing a part of your policy values may also result in recognition of income for tax purposes.

Investment Risk

A comprehensive discussion of the risks of each fund purchased by an investment option of the Separate Account may be found in the funds' prospectuses. Each fund is subject to market fluctuations and the risks inherent with ownership of securities, and the policy owner assumes the risk of gain or loss according to the performance of the fund. There is no assurance that any fund will achieve its stated investment objective.


Transfer Risks
Transfers or deposits to the Guaranteed Interest Account are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Account are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Account is limited based on a schedule described later in the prospectus. We reserve the right to reject or restrict transfers if we or an underlying mutual fund determine the transfers reflect disruptive trading. Minimum balance and minimum transfer limits apply.

GMWB Policy Risks

GMWB Waiting Period
If you purchase the GMWB feature, you will be subject to the GMWB Waiting Period. The GMWB Waiting Period represents the period of time before you are eligible to receive benefits under the GMWB feature. The GMWB Waiting Period begins on the policy date and ends on the later of the 10/th/ policy anniversary and the policy anniversary following the insured's 55/th/ birthday.

GMWB Restrictions

If you purchase the GMWB feature, you must allocate your premiums and policy values in accordance with one of our asset allocation or strategic programs. Any required participation in an applicable asset allocation or strategic programs will be determined on the policy date and will not change while the policy is in effect. Although the asset allocation or strategic programs allow you to choose an allocation for your premiums and policy values, your ability to select specific investment options and to transfer premium payments and policy value among the various investment options will be restricted. You will also be restricted from allocating premiums and policy values to the Guaranteed Interest Accounts.

The diversification provided by asset allocation or strategic programs does not guarantee or protect against loss. There is no guarantee that a diversified portfolio will outperform a non-diversified portfolio. You bear all the corresponding investment risks.

The amount of the guaranteed minimum income benefit that you will receive is contingent upon certain elections being made. Refer to the "Guaranteed Minimum Withdrawal Benefit (GMWB)" section of this prospectus as well as your policy for more information.

The following tables describe the fees, and expenses that you will pay when buying, owning and surrendering the policy. The first table, which applies to all versions of the policy, describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy or transfer policy value among investment options.

Fee Tables
--------------------------------------------------------------------------------

                       Transaction Fees for All Policies

            Charge                         When Deducted
---------------------------------------------------------------------
Premium Expense Charge          Upon premium payment
---------------------------------------------------------------------
Administrative Charge/ 1/       Monthly calculation date /2/ for the
                                first 10 policy years

 Minimum - Maximum
 Example for a Male, Age 45 In
 the Standard Non-smoking
 class
---------------------------------------------------------------------
Surrender Charge                Upon surrender or lapse

                                Upon withdrawal of policy value.

                                Upon face amount decrease

---------------------------------------------------------------------
Withdrawal Fee                  Upon withdrawal

---------------------------------------------------------------------
Transfer Charge                 Upon transfer


---------------------------------------------------------------------

            Charge                                 Maximum Amount Deducted
----------------------------------------------------------------------------------------------
Premium Expense Charge          5% of the premium payment
----------------------------------------------------------------------------------------------
Administrative Charge/ 1/

                                $0.04 per $1,000 of face amount to $0.35 per $1,000 of face
 Minimum - Maximum              amount
 Example for a Male, Age 45 In
 the Standard Non-smoking
 class                          $0.22 per $1,000 of face amount
----------------------------------------------------------------------------------------------
Surrender Charge                35% of the policy's required annual premium, but not greater than policy value in policy years 1-7; 0% thereafter.
                                Surrender charge multiplied by the result of dividing the
                                withdrawal amount by the surrender value
                                Surrender charge multiplied by the result of dividing the face decrease amount by the face amount before the reduction
----------------------------------------------------------------------------------------------
Withdrawal Fee                  We do not charge a withdrawal fee, but we reserve the right to charge up to a $25 fee from your policy value.
----------------------------------------------------------------------------------------------
Transfer Charge                 We do not charge for transfers between investment options, but we reserve the right to charge up to $20 per transfer
                                after the first twelve transfers in any policy year.
----------------------------------------------------------------------------------------------

This table describes the fee you will pay if you exercise the Overloan Protection Provision (Available only on policies without the GMWB Feature). This fee is charged in addition to the Transaction Fees listed above and the Periodic Expenses listed below.

             Transaction Fees - Policies without the GMWB feature

           Charge                    When Deducted                         Maximum Amount Deducted
--------------------------------------------------------------------------------------------------------------------
Overloan Protection Provision Upon exercise of the option A one-time transaction charge of 3.5% of the policy value.
                              on the next monthly
                              calculation date/2/
--------------------------------------------------------------------------------------------------------------------

/1/ This charge will vary according to issue age and face amount and is charged during the first ten policy years. The charge shown in the table may not be typical of the charge that you will pay. Your policy's specifications page will indicate the charge applicable to your policy. The charge will never exceed $80 per month. For more information, see "Charges and Deductions."
/2/ The monthly calculation date occurs on the same day as the policy date (the date from which policy years and anniversaries are measured) or, if that date does not fall in any given month, it will be the last day of that month.

The next table which applies to all versions of the policy describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.

 Charges Deducted from Policy Value Other than Fund Operating Expenses for All
                                   Policies


           Charge                     When Deducted
------------------------------------------------------------
Cost of Insurance/1/           On each monthly
                               calculation date.
 Minimum - Maximum
 Example for a male age 45 in
 the Standard Non-smoking
 class
------------------------------------------------------------
 Guaranteed

 Minimum - Maximum
 Example for a male age 45 in
 the Standard Non-smoking
 class
------------------------------------------------------------
Mortality and Expense Risk     On each business day
Charge/3/
 Maximum
------------------------------------------------------------
Tax Charges                    When we become liable for
                               taxes



------------------------------------------------------------
Loan Interest Rate Charge/4/   Interest accrues daily and
                               is due on each policy
                               anniversary. If not paid on
                               that date, we will treat the
                               accrued interest as another
                               loan against the policy.
------------------------------------------------------------


           Charge                                     Maximum Amount Deducted
-----------------------------------------------------------------------------------------------------
Cost of Insurance/1/

 Minimum - Maximum             $0.02 to $83.33 per $1,000 of net amount at risk/2/ per month.
 Example for a male age 45 in
 the Standard Non-smoking
 class
-----------------------------------------------------------------------------------------------------
 Guaranteed
                               $0.104 per $1,000 of net amount at risk/2/ to $83.33 per $1,000 of net
 Minimum - Maximum             amount at risk/2/ each month.
 Example for a male age 45 in
 the Standard Non-smoking
 class                         $0.493 per $1,000 of net amount at risk/2/ per month.
-----------------------------------------------------------------------------------------------------
Mortality and Expense Risk     0.90% on an annual basis from amounts allocated to the Separate
Charge/3/                      Account.
 Maximum
-----------------------------------------------------------------------------------------------------
Tax Charges                    Currently, there are no charges for taxes. We reserve the right to impose a charge should we become liable for taxes in the future.
                               Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of investment option values.
-----------------------------------------------------------------------------------------------------
Loan Interest Rate Charge/4/   The maximum net cost to the policy value is 2% of the loan balance on an annual basis.




-----------------------------------------------------------------------------------------------------

/1/ Cost of insurance charges will vary according to age, gender, underwriting class, policy year, net amount at risk, and the ratio of policy value to death benefit. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
/2/ The net amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
/3/ We currently offer reduced mortality and expense risk charges beginning in policy year 11. For more information, see "Charges and Deductions."
/4/ The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 0.00% on an annual basis. For more information, see "Charges and Deductions" and "Loans."

The next table describes the fee that you will pay periodically during the time that you own the policy, not including fund fees and expenses if you purchase the Guaranteed Minimum Withdrawal Benefit (GMWB) Feature. This fee is charged in addition to the Transaction Fees or the Periodic Expenses listed above.

               Guaranteed Minimum Withdrawal Benefit (GMWB) Fee

         Charge            When Deducted        Maximum Amount Deducted
----------------------------------------------------------------------------
Guaranteed Minimum        On each monthly
Withdrawal Benefit (GMWB) calculation date
Fee Percentage/1/
 Maximum                                   0.125% (1.50% on an annual basis)
----------------------------------------------------------------------------

/1/ The fee for the GMWB feature is determined by multiplying the GMWB fee percentage by the greater (a) the cumulative premiums less withdrawals, less any outstanding loans, and (b) the total policy value at the time the fee is assessed. The current fee is 0.0583% monthly (0.70% annually). Your fee percentage is locked in at the time you purchase the GMWB feature. If you later elect the Withdrawal Limit Step-up, the fee percentage is recalculated and the fee at such time may be higher than when you first elected GMWB. The fee will never exceed 1.50% annually. For more information, see "Charges and Deductions."

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2007, charged by the funds that you may pay indirectly during the time that you own the contract. More detail concerning each of the fund's fees and expenses is contained in the prospectus for each fund. Total Annual Fund Operating Expenses are deducted from a fund's assets and include management fees, distribution fees, distribution and/or 12b-1 fees, and other expenses.



                     Total Annual Fund Operating Expenses



                                                  Minimum Maximum
              Gross Annual Fund Operating Expense  0.31%   3.83%
              Net Annual Fund Operating Expenses   0.28%   3.83%



/1/ Phoenix Variable Advisors, Inc, advisor to the Phoenix Edge Series Fund, and other advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflect the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2009. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund's prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

PHL Variable Insurance Company
--------------------------------------------------------------------------------

PHL Variable Insurance Company is a Connecticut stock life insurance company incorporated July 15, 1981. We sell life insurance policies and annuity contracts through brokers. Our executive and administrative office is at One American Row in Hartford, Connecticut 06103-2899. Throughout this prospectus we will refer to PHL Variable Insurance Company as "PHL Variable" and in the first person (i.e. as "we", "us", "our", "Company").

PHLVIC Variable Universal Life Account
--------------------------------------------------------------------------------

PHL Variable established the Separate Account as a separate account under Connecticut insurance law on September 10, 1998. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of PHL Variable.

All income, gains or losses, whether or not realized, of the Separate Account are credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of PHL Variable. The assets of the Separate Account may not be charged with liabilities arising out of any other business we conduct. PHL Variable is responsible for all obligations under the policies.


The Separate Account is divided into investment options, each of which is available for allocation of policy value. We determine the value of each investment option's shares at the end of every business day that the New York Stock Exchange ("NYSE") is open. Each investment option will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page one of this prospectus. Each portfolio's investment objective is given in Appendix A.



PHL Variable does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.


We reserve the right to add, remove, modify, or substitute portfolios in which the Separate Account invests.

Copies of the fund prospectuses may be obtained by writing to us or calling us at the address or telephone number provided on the front page of this prospectus.

Business Day
A business day is any day the New York Stock Exchange ("NYSE") is open for trading and PHL Variable is open for business. However, transaction processing may be postponed for the following reasons:

1.the NYSE is closed or may have closed early;
2.the SEC has determined that a state of emergency exists; or 3.on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each business day, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

Performance History

We may choose to include performance history of the investment options or the underlying portfolios in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance.


Voting Rights
--------------------------------------------------------------------------------


We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.



While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.



We will send you, or if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.


We may ask you to provide voting instructions for such items as:


1)the election or removal of the fund's Trustees;


2)the ratification of the independent accountants for the fund;

3)approval or amendment of investment advisory agreements;

4)a change in fundamental policies or restrictions of the series; and

5)any other matters requiring a shareholder vote.

You may obtain an available fund's prospectus by contacting us at the address and telephone number given on page one.

The Variable Investment Options
--------------------------------------------------------------------------------


You choose the variable investment options to which you allocate your premium payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

The underlying funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g. a "private label" product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.

In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any Series will achieve its stated investment objective.


You will find detailed information about the underlying funds and their inherent risks in the current prospectuses for the underlying funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the underlying funds will meet its investment objectives. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus.


Administrative, Marketing and Support Service Fees

The Company and the principal underwriter for the policy have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds under which the company and the principal underwriter for the policies receive payments. We have also entered into agreements with the Phoenix Edge Series Fund and its advisor, Phoenix Variable Advisors, Inc., with whom we are affiliated. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the Contracts incur in promoting, issuing, distributing and administering the contracts. As stated previously, such payments are a factor in choosing which funds to offer in the Company's variable products. These payments may be significant and the Company and its affiliates may profit from them.



The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.


For additional information concerning the available investment options, please see Appendix A.

The Guaranteed Interest Accounts
--------------------------------------------------------------------------------

Note: Currently if you purchase the GMWB feature, you are restricted from transferring and allocating premiums and policy values to the Guaranteed Interest Accounts. All GMWB feature premium allocations must be made in accordance to an asset allocation or strategic program. We reserve the right to remove this restriction at a later date.

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Accounts are deposited in our General Account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.

The Long-term Guaranteed Interest Account has more restrictive transfer options out of the general account than the Guaranteed Interest Account so that longer term investments can be made.

We reserve the right to limit total deposits and transfers to the Guaranteed Interest Accounts to no more than $250,000 during any one-week period per policy. We also reserve the right to limit transfers and cumulative premium payments to $1,000,000 over a 12-month period.

You may make transfers into the Guaranteed Interest Accounts at any time. In general, you may make only one transfer per year from the Guaranteed Interest Accounts. Transfers from the Guaranteed Interest Accounts may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the U.S. Securities and Exchange Commission ("SEC") has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The features specific to each type of Guaranteed Interest Account are detailed below.

Guaranteed Interest Account

The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total non-loaned policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:


 .  First Year:                         25% of the total value
 .  Second Year:                        33% of remaining value
 .  Third Year:                         50% of remaining value
 .  Fourth Year:                        100% of remaining value

Long-term Guaranteed Interest Account
The amount that can be transferred out is limited to the greatest of
(a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.

Charges and Deductions
--------------------------------------------------------------------------------

General
Charges affect your policy value and the amount you may receive from your policy.

We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing the insurance benefits.

Charges Deducted from Premium Payments

Premium Expense Charge
We deduct a charge of 5% from each premium payment to the policy that we use to reimburse the Company for a variety of expenses we incur in selling the policy (e.g., commissions, advertising and printing).

Charges Deducted from Policy Value - Monthly Charges

We make monthly deductions on each monthly calculation date from the investment options, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account according to your specified allocation instructions. Should any of the investment options on your schedule become depleted, unless we agree otherwise, we will proportionally increase the deduction from the remaining investment options.



If you purchase the GMWB feature or participate in an asset allocation or strategic program, we will deduct the monthly charges from the investment options on a pro rata basis across the investment options in which you are currently invested. The following charges are deducted monthly: Administrative Charge, Cost of Insurance and if your purchase the GMWB feature, the GMWB Fee.


Administrative Charge
We deduct a monthly charge per $1,000 of face amount during the first 10 policy years. The monthly charge per $1,000 of face amount is calculated as follows.

(Issue Age/150) - .08

The table below provides examples of the Administrative Charge for various issue ages.

                      -----------------------------------
                                 Administrative Charge
                      Issue Age Per 1,000 of Face Amount
                      -----------------------------------
                         18              0.040
                      -----------------------------------
                         25              0.087
                      -----------------------------------
                         35              0.153
                      -----------------------------------
                         45              0.220
                      -----------------------------------
                         55              0.287
                      -----------------------------------
                         65              0.353
                      -----------------------------------

The Administrative Charge will never exceed $80 per month.

Cost of Insurance
We determine this charge by multiplying the appropriate cost of insurance rate by the net amount at risk. The net amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on gender, age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the actual monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are subject to state variation and range between 100% and 125% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, based on the insured's last birthday. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time. We currently insure lives as either non-smoking risk class or a smoking risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. Lives in the standard non-smoking risk classes will have a lower cost of insurance for otherwise identical policies, than lives in the higher mortality standard smoking risk class.

The current monthly cost of insurance rate will vary based on the ratio of the policy value to the death benefit on any monthly calculation date. If the ratio of the policy value to the death benefit is greater than or equal to 20% and less than 40%, then the current cost of insurance rate will be discounted by 5%. If the ratio of the policy value to the death benefit is greater than 40%, then the current cost of insurance rate will be discounted by 10%.

            -------------------------------------------------------
                Ratio of policy value to      Reduction in current
                     death benefit           cost of insurance rate
            -------------------------------------------------------
            Less than 20%                               0%
            -------------------------------------------------------
            Greater than or equal to 20% and
            less than 40%                               5%
            -------------------------------------------------------
            Greater than or equal to 40%               10%
            -------------------------------------------------------

GMWB Fee

If you purchase the GMWB feature, we will deduct the GMWB Fee from the non-loaned policy value on each monthly calculation date prior to the date GMWB benefit payments commence. The amount of the GMWB Fee is equal to the GMWB Fee percentage divided by 12, and then multiplied by the greater of (1) cumulative premiums less cumulative withdrawals less the policy debt and (2) the total policy value at the time the fee is assessed. The fee is deducted from each investment option on a proportional basis as determined by your asset allocation or strategic program.


Currently on an annual basis, the GMWB Fee Percentage is 0.70%; however, we reserve the right to charge up to 1.50%. The fee percentage is determined on the policy date and will remain unchanged while your policy is in force unless you choose a Withdrawal Limit Step-up. If you choose a Withdrawal Limit Step-up, the GMWB Fee Percentage is recalculated and may be higher than when you first elected GMWB; but it will never exceed 1.50% annually.

Charges Deducted from Policy Value - Daily Charges

Mortality and Expense Risk Charge
We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.

We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

If the expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.


During the first ten policy years, your policy will pay a mortality and expense risk charge daily equal to 0.00132% (0.48% annually) of the balance in each investment option. Beginning in policy year 11, your policy will pay a mortality and expense risk charge daily equal to 0.00033% (0.12% annually) of the balance in each investment option. These rates are current and are not guaranteed. The daily guaranteed mortality and expense risk charge is equal to 0.00247% (0.90% annually) of the balance in each investment option.


We review the mortality and expense risk charge periodically, and may re-determine the charge at such time on a basis that does not discriminate unfairly within any class of insureds. Any change will be determined prospectively. The maximum mortality and expense risk charge remains the same whether or not you elect the GMWB feature.

Conditional Charges

Surrender Charge
The surrender charge applies during the first seven policy years if you surrender the policy for its net surrender value, request a face amount decrease, make a withdrawal or allow the policy to lapse. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if you surrender the policy, if you reduce the policy's face amount or make a withdrawal during this period. They are deferred charges because they are not deducted until the policy is surrendered within the surrender charge time period.

The surrender charge is 35% of the policy's required annual premium, but will not exceed the policy value; therefore, we will never require you to submit an additional payment in order to surrender your policy.

You may be assessed a pro rata portion of the surrender charge if you request a reduction in the face amount of your policy or request a withdrawal of your net surrender value.

.. Requested face amount reduction - a pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any reduction in face amount. This charge is intended to recoup the costs of issuing the policy.

.. Withdrawal of policy value - a pro rata portion of the surrender charge will be deducted from your policy value in proportion to any withdrawal of policy value. This charge is intended to recoup the costs of issuing the policy.


Face amount reductions may result if you request a withdrawal of policy value. This amount is assessed against the investment options and the Guaranteed Interest Account in the same proportion as the withdrawal is allocated.


If you have elected the Guaranteed Minimum Withdrawal Benefit (GMWB) feature, there will be no surrender charges assessed on GMWB Benefit Payments.

Withdrawal Fee
Should you withdraw a portion of your policy value, we will not charge you. However, we reserve the right to charge up to a $25 fee from your policy value upon prior written notice. A portion of the surrender charge may also apply. It is intended to recover the actual costs of processing the withdrawal request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request, withdrawal allocations will be made in the same manner as monthly deductions.


Transfer Charge
Currently, we do not charge for transfers, however, we reserve the right to charge up to $20 for each transfer in excess of twelve each policy year upon prior written notice. This charge, if we were to impose a transfer charge would be intended to recoup the cost of administering the transfer.

Overloan Protection Provision Charge (Applicable only to policies without the GMWB feature)

A one-time transaction charge of 3.5% of the policy value will be deducted on the monthly calculation date following election of the option. This charge is intended to recoup the cost of insurance for the remainder of the policy duration.

Loan Interest Charged
We charge your policy for outstanding loans at the rates illustrated in the tables below. As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account.

             -----------------------------------------------------
                                              Rate we credit the
                                             loaned portion of the
                          Loan Interest Rate  Guaranteed Interest
             Policy Years      Charged              Account
             -----------------------------------------------------
                1-10              5%                   3%
             -----------------------------------------------------
                11-15             4%                   3%
             -----------------------------------------------------
                16+               3%                   3%
             -----------------------------------------------------

The policy loan interest rates for policy years 11 and subsequent are based upon issue age of the insured. We charge loan interest at an effective annual rate of 3% at the earlier of the 16/th/ policy year or upon the insured reaching an attained age of 65 (but not before policy year 11).

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

Tax Charges
Currently, no charge is made against the Separate Account for federal income taxes that may be attributable to the Separate Account. The Separate Account may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account, should the Separate Account become liable for such taxes.

Fund Charges
As compensation for investment management services to the funds, the advisors are entitled to fees, based on an annual percentage of the average aggregate daily net asset values of each series. These fees are deducted daily from each fund. We provide a table of these charges in the Fee Tables Section of this prospectus.

These fund charges and other expenses are described more fully in the accompanying fund prospectuses.

The Policy
--------------------------------------------------------------------------------

Contract Rights: Owner, Insured, Beneficiary

Owner
The owner is the person named in the application for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your" in this prospectus, we are referring to the owner.

Insured
The insured is the person on whose life the policy is issued. You name this person in the application for the policy. A policy may be issued to insureds ages 18 through 65. We will require that you provide evidence that the person to be insured is, in fact, insurable.

Beneficiary
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and contingent. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Main Administrative Office. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, we will pay you the death benefit, unless you have given us other instructions; or, if you are no longer living, we will pay the death benefit to your estate.

Other Policy Provisions

Suicide
If the Insured, whether sane or insane, dies by suicide within two years from the issue date, or within two years from any reinstatement of the policy, and while the policy is in force, our liability shall be limited to an amount equal to the premiums paid on this policy less any policy debt owed us and less any withdrawals.

Incontestability
This policy shall be incontestable after it has been in force during the Insured's lifetime for two years from the Issue date, except for fraud, or any provision for reinstatement or policy change requiring evidence of insurability. In the case of reinstatement or any policy change requiring evidence of insurability, the incontestable period shall be two years from the effective date of such reinstatement or policy change.

Policy Limitations

Asset Allocation or Strategic Program Requirements
If you purchase the GMWB feature, you must also select an asset allocation or strategic program through which to allocate your premium payments and policy value.

If you purchase a policy without the GMWB feature, participation in an asset allocation or strategic program is optional.

Whether you purchase a policy with the GMWB feature or not, the asset allocation or strategic program, and the asset class within the program that you select will remain in effect until such time you select another program or asset class within the program by transferring 100% of your policy value to the new program or asset class. You may only change your program or asset class annually within a 30-day period surrounding your policy anniversary (15 days prior and 15 days following). Any loans or withdrawals will be taken pro rata from the investment options in which you are invested at the time of the withdrawal or loan.


Assignment
You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment at our Main Administrative Office, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.

Subject to applicable legal and regulatory requirements, the Company reserves the right to purchase your policy in those instances where you have agreed to sell your policy to a duly licensed viatical settlement company. If the Company exercises this right it will pay the agreed upon price offered by the viatical settlement company.

Policy Exchanges under Section 1035
Under Internal Revenue Code Section 1035, generally you may exchange one insurance policy for another in a tax-free exchange. You should not exchange an existing life insurance policy for another without careful consideration of the potential advantages and disadvantages of doing so. For example, you may be assessed a surrender charge under the old policy and subsequently enter into an extended surrender period with a higher surrender charge. If the exchange does not qualify for section 1035 treatment, you may have to pay federal income tax on any gain, and potentially incur a tax penalty on any early withdrawal. You should consult with a tax advisor to determine whether a specific exchange will be in your best interests.

Purchasing a Policy

Underwriting Procedures
We base our rates on the insured's gender, attained age and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

Policies with face amounts less than or equal to $1,000,000 will be issued on a simplified underwriting basis, although policy approval is contingent upon your answers to qualifying questions. Policies with face amounts over $1,000,000 will be fully underwritten and may require additional medical information, medical examination and other proofs of insurability.

We will accept payment with your application and allocate the premium as described below. We retain the right to refuse to process your application within seven days after we receive it. Should we decline to process your application, we will return the premium you paid. We retain the right to decline to issue your policy even if we have approved your application for processing. Should we decline to issue your policy, we will refund to you the same amount we would refund had the policy been issued and returned during your right-to-cancel period.

Eligible Purchasers
You may purchase a policy on the life of any person as long as you are at least 18 years old, and have an insurable interest in the life to be insured. You must also have the consent of the person to be insured.

Premium Payments

This prospectus describes a fixed and flexible premium variable universal life insurance policy. It has a required annual premium for the first four years with flexible premiums thereafter. The policy differs from a fixed benefit whole life policy, because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Accounts. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the funds to which premiums have been allocated.


A number of factors concerning the insured such as age, gender and risk class, and the policy features elected, such as face amount and added benefits will affect the required annual premium. The minimum required annual premium for this policy is $5,000.


The minimum initial premium (one quarter of the required annual premium) is due on the policy date. The insured must be alive when the minimum initial premium is paid. We will not apply your initial premium payment before we approve you for coverage. If you submit the initial premium payment before we make a coverage determination, we will deposit your premium into a non-interest bearing account. You must deliver the minimum initial premium payment to your registered representative, who will forward it to our underwriting department.



We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium.



We establish maximum premium limits and may change them from time to time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Accounts, if applicable, will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

Payment by Check
We may wait to credit your policy if you pay by check until your check has cleared your bank.

Automated Payments

You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15 of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.



You can discontinue this service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days' written notice to you.


Allocation of Premium

We will generally allocate the minimum initial premium less applicable charges to the Separate Account or to the Guaranteed Interest Accounts if applicable, on the valuation date we approve you for coverage assuming we have received your completed application in good order, in accordance with your allocation instructions. We may accept alternate instructions from you to prevent your policy from becoming a Modified Endowment Contract. For more information, refer to the section, "Federal Income Tax Considerations." However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Accounts, if applicable, in accordance with your allocation instructions in the application for insurance. Premium payments received by us will be reduced by the premium expense charge.



Premium payments received during a grace period, after deduction of the premium expense charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various investment options of the Separate Account or to the Guaranteed Interest Accounts, if applicable, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value."



We may delay the application of a subsequent premium payment if applying it would cause the policy to become a MEC. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.



For policies in which a material change impacting the 7-pay limit or 7-pay period occurred, if the material change caused the start of the 7-pay year to no longer coincide with the policy anniversary, the procedure described above for holding payments may not apply. Generally speaking, the 7-pay limit and 7-pay period are measures of the amount of premium that can be paid into a life insurance contract without causing the contract to become a MEC under federal tax law. For additional information about the 7-pay test, see the "Modified Endowments Contracts" section of this prospectus.


Policy Refund
Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it. For policies other than those issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

1)the current policy value less any debt; plus

2)any monthly deductions and other charges made under the policy.

For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any debt and less any withdrawal amounts paid.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.

Transfer of Policy Value
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Internet, Interactive Voice Response and Telephone Transfers
You may transfer your policy value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response ("IVR") or telephone. You may also write or call our Main Administrative Office between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) The Company may discontinue any of these options and may provide other options at any time.


We will execute a written request the day we receive it at our Main Administrative Office. We will execute transfers on the day you make the request except as noted below.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $20 for each transfer after your first twelve transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a systematic transfer program toward the twelve-transfer limit. For more information, see "Disruptive Trading and Market Timing."

You may permit your registered representative to submit transfer requests on your behalf.

PHL Variable and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. PHL Variable and PEPCO may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions
We do not permit transfers of less than $500 unless either:


..  the entire balance in the investment option or the Guaranteed Interest
   Accounts is being transferred; or


..  the transfer is part of a systematic transfer program.


We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of an investment option or the Guaranteed Interest Accounts be transferred if the value of your investment in that investment option immediately after the transfer would be less than $500.


You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account or the Long-term Guaranteed Interest Account. You may make additional transfers out of the Guaranteed Interest Account if the transfers are made as part of a systematic transfer program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greater of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. The amount you may transfer is limited to the greater of $1,000, 10% of the value of the Long-term Guaranteed Interest Account or the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year. You may transfer policy value into the Guaranteed Interest Accounts at anytime.

For more information on the Guaranteed Interest Accounts, please see, "The Guaranteed Interest Accounts."

Market Timing and Other Disruptive Trading
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We discourage market timing activity, frequent transfers of contract value among investment options and other activity determined to be "Disruptive Trading", as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes "Disruptive Trading" that may disadvantage or potentially harm the rights or interests of other policy owners.


"Disruptive Trading" includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:



.. dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;


.. an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

..  increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.


Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):


.. limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),


.. restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges),



.. require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

.. impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

..  impose other limitations or restrictions.

Currently, we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently, we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner's right to make Internet and IVR transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential affects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or, if so, what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.


Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.



We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.


We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

Additional Programs
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You may elect any of the additional programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs

General
Asset allocation is an investment strategy intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. Asset allocation strategies reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long-term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).


We currently offer the following asset allocation and strategic programs:
Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation, and Phoenix Dynamic Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as "programs", and we refer to the asset allocation options available within the programs, as "options." There is no additional charge associated with participating in these programs. You may only participate in one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective policy owners. For the most current information on any program or option within a program, please contact your registered representative.

Selecting a Program and Option within the Program
If you purchase a policy without the GMWB feature, participation in a program is optional. If you are interested in adding a program, consult with your registered representative to discuss your options. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon and risk tolerance. You should periodically review these factors to determine if you need to change programs or asset allocation options. You may at any time switch from your current program, or current option within the program, to another, including any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our Main Administrative Office. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs and options available at that time.

If you purchase the GMWB feature, you must select, in consultation with your registered representative, one of the approved programs through which to allocate your premium payments and policy values. You should also periodically review your program with your registered representative to determine if you need to change programs or asset allocation options. You may switch from your current program or current option within the program, to another, including any modified or new programs or options the Company may make available. Although you may cancel your participation in a program, you should consult your registered representative before doing so as canceling the program will cause the GMWB feature to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate the GMWB feature if it has terminated. You may only make the above referenced changes annually within a 30-day period surrounding your policy anniversary (15 days prior and 15 days following). If a program is eliminated and you have purchased the GMWB feature, where participation in an approved program is required, you will receive notice and you must choose in consultation with your registered representative, among the other programs and options available at that time, otherwise the GMWB feature will terminate without value.

Allocation of Premium Payments and Policy Values

When you participate in a program 100% of your premium payments and policy value will be allocated to the investment options in accordance with your selected program and option within that program. The program and option within that program that you select will determine which investment options your premium payments and policy values are allocated to. Your initial premium payment (or policy value for in force policies) and subsequent premium payments will be allocated according to your selection.


The Strategic Program

Franklin Templeton Founding Investment Strategy
Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.

..   Franklin Income Securities Fund - 34%
..   Mutual Shares Securities Fund - 33%
..   Templeton Growth Securities Fund - 33%

Asset Allocation Programs

Phoenix-Ibbotson Strategic Asset Allocation

PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:


..   Conservative Portfolio
..   Moderately Conservative Portfolio
..   Moderate Portfolio
..   Moderately Aggressive Portfolio
..   Aggressive Portfolio


On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in the Phoenix-Ibbotson Strategic Asset Allocation program on and after September 10, 2007, on an annual basis we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy. You should consult with your registered representative for the most current information on this program and the options within the program.



Phoenix Dynamic Asset Allocation Series


The Phoenix Dynamic Asset Allocation Series are "funds of funds" that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to the most recent allocations. The options approved for use are:



..   Phoenix Dynamic Asset Allocation Series: Moderate


..   Phoenix Dynamic Asset Allocation Series: Moderate Growth


..   Phoenix Dynamic Asset Allocation Series: Growth


..   Phoenix Dynamic Asset Allocation Series: Aggressive Growth


Systematic Transfer Programs
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You may elect one of the systematic transfer programs offered under this policy. We also reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a systematic transfer program on the investment option values next determined following our receipt of your transfer request. Except as described below, you may have only one program in effect at a time.


We do not charge for these programs.

Asset Rebalancing Program

Under this program, you specify the percentage levels you would like to maintain among the investment options. We will automatically rebalance policy values among the investment options to maintain your selected allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. We reserve the right to not permit transfers to or from the Guaranteed Interest Accounts.


You may start or discontinue this program at any time by submitting a written request or calling our Main Administrative Office (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market.


Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect.


Dollar Cost Averaging ("DCA") Program

Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a "source account") and periodically we will make transfers from the source account you designate to one or several of the available investment options and the Long-term Guaranteed Interest Account. You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:


 .  $25 monthly                         .  $150 semiannually
 .  $75 quarterly                       .  $300 annually

You must have at least $2,000 in the source account to begin a dollar cost averaging program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the program. Transfers must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.


You may start or discontinue this program at any time by submitting a written request or calling our Main Administrative Office (see page one). Dollar cost averaging does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect, when you purchase GMWB or when you participate in an asset allocation program.



We may at any time offer additional or multiple DCA programs or may modify, suspend, or terminate the Dollar Cost Averaging Program. We may at different times offer an Enhanced Dollar Cost Averaging Program. New premium held in the GIA for transfer out to the investment options under an Enhanced Dollar Cost Averaging Program will be credited with an interest rate higher than the current GIA interest rate. New premium held in the GIA for transfer out to the investment options under an Enhanced Dollar Cost Averaging Program can only be transferred to the investment options and will not be subject to the Maximum GIA Percentage.



Enhanced Dollar Cost Averaging Program


We may at different times offer an Enhanced Dollar Cost Averaging Program that can offer a higher interest rate during selected periods. This program will not be offered at the same time as the standard Dollar Cost Averaging program. Under this program, the first net premium payment will be held in the money market investment option of the Separate Account and then transferred to the source account at the end of the policy's right to cancel period. The source account is an account within the Guaranteed Interest Account. If you elect this program, monthly transfers from the source account to the target accounts you establish will begin on the first monthly calculation day following the end of the right to cancel period. The Enhanced Dollar Cost Averaging interest rate will be guaranteed from the end of the right to cancel period for six months or to the first policy anniversary, depending on the period you chose when you elected the Enhanced Dollar Cost Averaging Program. This may be substantially less than a full year if the policy has been backdated to save age.



Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs


If you elect to participate in either the Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:



1.Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and



2.Asset Rebalancing with monthly rebalancing in the Franklin Templeton Founding
  Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.



If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the Allocation Program in effect for your policy.


Death Benefits and Changes in Face Amounts
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Death Benefit
The death benefit is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, accrued loan interest, withdrawals, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.

Currently we offer two death benefit options:

Death Benefit Option A will pay the policy's face amount on the date of the insured's death but not less than the minimum death benefit.

Death Benefit Option B will pay the policy's face amount plus the policy value on the date of the insured's death but not less than the minimum death benefit.

All policies will be issued with Death Benefit Option B. Death benefit option changes are permitted after the 4/th/ policy year.

After the age 100 policy anniversary, the death benefit option is automatically changed to Death Benefit Option A.

We will determine the minimum death benefit by increasing the policy value on the date of death using the applicable percentage as shown by a table in your policy. The applicable percentage will be based on the insured's attained age at the beginning of the policy year in which death occurs.

Changing Death Benefit Option
While this policy is in force, after the 4/th/ policy year, and prior to your age 100 policy anniversary, you may change the death benefit option subject to the minimum face amount of $25,000. Your request must be in writing. Any change in death benefit options will be effective on the next monthly calculation date. You are limited to one change in death benefit option per policy year.

For a change from Option A to Option B, the face amount will be reduced by the policy value.

For a change from Option B to Option A, the face amount will be increased by the policy value.

Withdrawals and Requested Decreases to Face Amount: Effect on Death Benefit
A withdrawal or a requested decrease to face amount generally decreases the death benefit and a surrender charge may be deducted from policy value based on the amount of the decrease or withdrawal. A requested decrease in face amount reduces the death benefit on the next monthly calculation date by the requested amount of the face decrease. A withdrawal reduces the death benefit immediately by the amount of the withdrawal. A decrease in the death benefit may have tax consequences.

Requests for Decrease in Face Amount
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least $25,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation date following the date we approve the request. A portion of the surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a surrender multiplied by a fraction. The fraction is equal to the decrease in face amount divided by the face amount of the policy before the decrease. Generally, there will be a pro-rata reduction of the cost of insurance and administrative charges.

If you purchase the GMWB feature, decreasing the face amount may have adverse or unintended consequences. You should review any decision to do so with your financial advisor before proceeding.

For more information, see "Federal Income Tax Consideration - Withdrawals."

Requests for Increase in Face Amount
Currently, face amount increases are not available with this policy.

Payment of Proceeds
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Surrender and Death Benefit Proceeds
We will process death benefits, surrenders and withdrawals at values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another mode of payment has been agreed upon by you and us. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. Under this policy, the death proceeds will be paid when the insured dies.


If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. You should know that we offer the Phoenix Concierge Account ("PCA") as the default method of payment for all death claims greater or equal to $5,000 when the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. The PCA is an interest bearing checking account that is made available to beneficiaries in lieu of a single check. A beneficiary may opt out of the PCA and may elect another option we are then offering for this policy before payment of the death proceeds.



The PCA is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of the company. Also, if the recipient chooses, death benefit proceeds will be payable in the form of an annuity option. Any such annuity option is subject to certain restrictions (including minimum amount requirements). In addition, there may be legal requirements that limit the recipient's annuity options and the timing of payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.


Death Benefit Payment
We will make the death benefit payment based on the death benefit option in effect at the time.

                           Death Benefit Payment
-----------------------------------------------------
Death Benefit Option A Policy face amount
-----------------------------------------------------
Death Benefit Option B Policy face amount plus policy
                       value
-----------------------------------------------------

We will pay the minimum death benefit if it is greater under your chosen option. We will reduce the amount of death benefit payment by the amount of any outstanding debt.

Surrenders
You may surrender or take a withdrawal at any time as long as the insured is living and the policy is in force. The amount available for surrender will be the net surrender value at the end of the business period during which we receive the surrender request.

We generally pay a surrendered amount within seven days of receiving your written request in good order. We may postpone surrender payments under certain circumstances.

Surrenders
You may surrender your policy by sending the policy to us along with the written release and surrender of all claims in a form satisfactory to us at our Main Administrative Office.

Withdrawals
You may receive a part of the policy's net surrender value by requesting a withdrawal. You must submit a written request to our Main Administrative Office. We may require you to return your policy before we make payment. A withdrawal will be effective on the date we receive your written request and the returned policy, if required.

We do not normally permit withdrawals of less than $500 or if the resulting death benefit would be less than $25,000. We may require you to surrender the entire value allocated to an investment option if the withdrawal would result in a value below $500 in that investment option. The $500 minimum is waived if you purchased the GMWB feature.

Unless you purchase the GMWB feature or participate in one of the asset allocation or strategic programs, you may choose in what proportions we deduct the following amounts from among your investment options. If you do not choose, we will make the deductions in the same manner as for monthly deductions. A withdrawal will reduce your policy value by the sum of:

1)Withdrawal Amount - the portion of the net surrender value you choose to withdraw, but not less than $500; plus

2)Withdrawal Fee - currently set at $0 (not to exceed $25); plus

3)Pro rated Surrender Charge. We deduct a pro rata portion of the surrender charge that would apply to surrender.

We will reduce your policy's surrender value by the withdrawal amount paid. If your policy has Death Benefit Option A, we will reduce your policy's face amount by the same amounts as described above for the reduction of policy value.

Postponement of Payments

We may postpone payment of surrenders, withdrawals, policy loans or death benefits under certain circumstances. We may also postpone investment option transfers under any of the following circumstances:


.. We may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts.

.. We may postpone payment whenever the NYSE is closed other than for customary weekend and holiday closings, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day) or may have closed early; or

.. When the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable.


Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner's ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits, until we are so instructed by the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.


Policy Loans
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Generally, you may borrow up to amount of your policy value less the current surrender charge and loan interest accrued to the end of the policy year. We will count any outstanding loan toward the applicable limit. We generally do not allow loans under $500 except to pay premiums on any PHL Variable policies (including affiliates). The $500 minimum is waived if you purchased the GMWB feature.

When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the "loaned portion" of the Guaranteed Interest Account.


If you do not purchase the GMWB feature, you may instruct us how to withdraw policy value from the investment options and the Guaranteed Interest Accounts, as applicable, for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as monthly deductions.



If you purchase the GMWB feature, we will withdraw policy value from the investment options in the same proportion as the policy value is currently allocated among the investment options.


We charge interest on the loan at annual rates given below, compounded daily and payable in arrears:

              ---------------------------------------------------
              Policy Years                 Loan Interest Rate
              ---------------------------------------------------
              1-10                                 5%
              11-15                                4%
              16 and after                         3%
              ---------------------------------------------------

The policy loan interest rates for policy years 11 and subsequent are based upon issue age of the insured. We charge loan interest at an effective annual rate of 3% at the earlier of the 16/th/ policy year or upon the insured reaching an attained age of 65 (but not before policy year 11).


At the end of each policy year, all interest due will be treated as a new loan and will be offset by a transfer from your investment options, the non-loaned portion of the Guaranteed Interest Account or Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.


We credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 3%, compounded daily and payable in arrears. At the end of each policy year, or when you repay a loan, the interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the non-loaned portion of the Guaranteed Interest Account.

You may repay a loan at any time the policy is in force. We apply loan repayments first to pay any outstanding loan interest. We then apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Account and correspondingly increase the non-loaned portion of the Guaranteed Interest Account. If you make a loan repayment that exceeds the remaining loan interest and loan balance, we will apply the excess among the investment options according to your most recent premium allocation schedule on file.

We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.

We will apply any payment we receive while you have outstanding loans to reduce loan interest and the loans, unless you designate it as a premium payment.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy's net surrender value becomes insufficient to maintain the policy in force.


Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen investment options, at the rate we credit the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The amount available for surrender is similarly reduced by the amount of any outstanding debt.


The proceeds of policy loans may be subject to federal income tax under some circumstances. If a request for a decrease in face amount occurs, the contract will have to be retested under section 7702 and 7702A of the Internal Revenue Code. This decrease may cause the contract to become a modified endowment contract and impact the testing under section 7702. Following reduction in the face amount, if the contract becomes a modified endowment contract, any loan on the policy must be treated as a taxable distribution to the owner to the extent of gain in the policy.


A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from that of the investment options, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option A, outstanding policy loans do not reduce the policy's gross death benefit, because the policy value is inclusive of the gross death benefit amount. A policy loan can also have an effect on the policy's death benefit under Death Benefit Option B due to any resulting differences in policy value.


Overloan Protection Provision (available only on policies without the GMWB feature)
This option is designed to prevent a heavily loaned policy from lapsing and may be exercised under the following conditions.

1)The policy debt exceeds the specified face amount;

2)The policy debt is equal to 96% of the total policy value;

3)The insured is at least 65 years of age;

4)This policy has been in force for at least 15 policy years; and

5)All premiums paid have been previously withdrawn.

Note: If the loan balance exceeds 96% of the policy value, the loan balance in excess of 96% must be repaid at the time that this provision is requested.

When you elect this option, the following actions will occur on the next monthly calculation date.

1)A one-time transaction fee of 3.5% of the policy value will be deducted;

2)The death benefit will be changed permanently to Death Benefit Option A, if it is not already in effect.

3)The face amount then in effect will be reduced to 101% of the policy value.

4)The death benefit will equal the greater of (a) and (b), where:

  (a)= the new face amount, and

  (b)= the applicable Minimum Death Benefit

        Percentage multiplied by the greater of (i) and

        (ii), where:

           (i) = the policy value, and

           (ii) = the policy debt

   5)Any remaining non-loaned policy value will be transferred to the Long Term Guaranteed Interest Account and no further transfers will be allowed.

   6)No further monthly deductions will be assessed,

   7)No further premium payments will be accepted

   8)No further withdrawals will be allowed.

   9)No additional loans or loan repayments will be allowed

  10)Any rider then in effect will terminate.

Any loan balance will reduce the death benefit payable. Loan interest will continue to accrue.

Guaranteed Minimum Withdrawal Benefit ("GMWB") Feature
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General
The GMWB feature guarantees a minimum income benefit in the form of GMWB Benefit Payments regardless of investment performance, subject to the annual Withdrawal Limit and the GMWB Waiting Period. Under this feature, once Overdrawn Protection is in effect, as described below, GMWB Benefit Payments, if any, will commence at the later of the next monthly calculation date and the end of the GMWB Waiting Period. You may purchase the GMWB feature only at issue and this decision is irrevocable.

GMWB Waiting Period
The GMWB Waiting Period represents the period of time before you are eligible to receive benefits under the GMWB feature. The

GMWB Waiting Period begins on the policy date and ends on the later of the 10/th/ policy anniversary and the policy anniversary following the insured's 55/th/ birthday.

After the GMWB Waiting Period, minimum withdrawal and loan requirements are waived. We do not normally permit withdrawals of less than $500 or if the resulting death benefit would be less than $25,000. The $500 minimum is waived if you purchased the GMWB feature. We generally do not allow loans under $500 except to pay premiums on policies. The $500 minimum is waived if you purchased the GMWB feature.

Withdrawal Limit
The Withdrawal Limit represents the maximum amount that may be loaned or withdrawn each policy year, after the GMWB Waiting Period and prior to the date that the GMWB Benefit Payments become due.

The GMWB Withdrawal Limit Percentages A, B and C shown on your policy will not change while your policy is in force.

                   Current Values* of Percentages A, B and C

                                Percentage A 3%
                                ----------------
                                Percentage B 4%
                                ----------------
                                Percentage C 5%

* Values of Percentages A, B and C can range from a minimum of 1% to a maximum of 10%.

On the policy date, the Withdrawal Limit Percentage is set equal to GMWB Withdrawal Limit Percentage A. Your initial Withdrawal Limit is determined by multiplying the GMWB Withdrawal Limit Percentage, then in effect, by the premium payment received. The premium payment must equal or exceed the minimum initial premium. The Withdrawal Limit is recalculated whenever any of the events described below occurs.

When a Premium Payment is Received
When a premium payment is received, the new Withdrawal Limit will depend on whether it was received during or after the GMWB Waiting Period.

If a premium payment is received during the GMWB Waiting Period, the new Withdrawal Limit equals the sum of (a) and (b), where:

  (a)= the current Withdrawal Limit, and

  (b)= the GMWB Withdrawal Limit Percentage then in effect multiplied by the premium payment received.

If a premium payment is received after the GMWB Waiting Period, then no recalculation will be made.

When a Loan or Withdrawal is Made
Although GMWB does not preclude you from making loans or withdrawals in excess of your Withdrawal Limit, if you do so, a recalculation of the Withdrawal Limit will occur. GMWB does not prevent you from surrendering the policy but doing so will terminate the GMWB feature. When a loan or withdrawal is made, the new Withdrawal Limit also will depend on whether it was made during or after the GMWB Waiting Period.

If a loan or withdrawal is made during the GMWB Waiting Period, the new Withdrawal Limit equals the lesser of (a) and (b), where:

  (a)= the current Withdrawal Limit, and

  (b)= the GMWB Withdrawal Limit Percentage then in effect multiplied by the non-loaned policy value after the loan or withdrawal.

If a loan or withdrawal is made after the GMWB Waiting Period, we will first determine whether cumulative loans and withdrawals for the current policy year, including the current loan and withdrawal amounts, exceed the Withdrawal Limit then in effect. If cumulative loans and withdrawals exceed the Withdrawal Limit then in effect, then the new Withdrawal Limit equals the lesser of (a) and (b), where:

  (a)= the current Withdrawal Limit, and

  (b)= the GMWB Withdrawal Limit Percentage then in effect multiplied by the non-loaned policy value after the loan or withdrawal.

If cumulative loans and withdrawals do not exceed the Withdrawal Limit then in effect, then no recalculation will be made.

Loan repayments do not cause a recalculation of the Withdrawal Limit.

Any withdrawal made within the surrender charge period, whether in excess of the Withdrawal Limit or not, may be subject to a surrender charge.

Withdrawal Limit Step-up
The GMWB Step-up Period represents the amount of time you must wait between eligibility for Withdrawal Limit Step-ups. Currently the GMWB Step-up Period is five policy years. On any policy anniversary following the end of a GMWB Step-up Period, but not earlier than the seventh policy anniversary, you may be eligible for Step-up, subject to terms available for new issues and only if we are currently offering the GMWB feature as an option on new issues. A Step-up is only permitted if the non-loaned policy value, multiplied by the GMWB Withdrawal Limit Percentage then in effect, is greater than the Withdrawal Limit on the policy anniversary immediately prior to the Step-up.

Upon your election of a Step-up, the following will occur:

1)We will determine a new GMWB Fee Percentage, which may be higher than the current GMWB Fee Percentage, but will not exceed a maximum of 1.50%.

2)We will recalculate the Withdrawal Limit. The new Withdrawal Limit will equal the greater of (a) and (b), where:

(a) =the current Withdrawal Limit, and

(b) =the Withdrawal Limit Percentage then in effect multiplied by the non-loaned policy value.

3)A new GMWB Step-up Period of the same length will begin.

The Withdrawal Limit Step-up will be automatically effective on the applicable policy anniversary.

We will notify you in advance in writing if the GMWB Fee Percentage is higher at the time of the Step-up, and inform you of the new GMWB fee at that time. You will have an opportunity to decline the Step-up if you wish to do so.

In the event that you decline the Withdrawal Limit Step-up, we will no longer provide notice or process an automatic Step-up in subsequent years. You may, however, request in writing to elect a Withdrawal Limit Step-up in subsequent years. Any such election will be subject to the terms and conditions available for new issues at that time.

Change of Withdrawal Limit Percentage
Immediately following the seventh policy anniversary, the Withdrawal Limit Percentage will reset to equal GMWB Percentage B if the following conditions are met:

1)the death benefit option must be permanently set to Death Benefit Option A, and

2)the face amount must be set equal to the face amount that will result in a Guideline Level Premium of zero.

After the insured reaches the GMWB Reset Age (currently 65) but not earlier than the end of the eighth policy year, the Withdrawal Limit Percentage will reset to equal GMWB Percentage C if the following conditions are met:

1)you have not taken any withdrawals or loans to date, and

2)the Withdrawal Limit Percentage was previously reset to Withdrawal Limit Percentage B.

Under either set of circumstances, the new Withdrawal Limit will equal
(a) multiplied by (b) divided by (c), where:

    (a) =the current Withdrawal Limit, and

    (b) =the new Withdrawal Limit Percentage.

    (c) =the previous Withdrawal Limit Percentage in effect.

Overdrawn Protection and GMWB Benefit Payments
Overdrawn Protection is a feature that maintains a minimum policy value and death benefit in order to protect the policy from terminating prior to the death of the insured. There is no separate fee for Overdrawn Protection as it is included in the GWMB feature. On each business day, we will compare the non-loaned policy value to the Withdrawal Limit then in effect. If the non-loaned policy Value is less than 10% of the Withdrawal Limit and all required annual premiums have been paid, Overdrawn Protection will automatically become in effect, and all of the following adjustments will be made.

1)No additional adjustments will be made to the Withdrawal Limit

2)The death benefit will be changed permanently to Death Benefit Option A, if it is not already in effect.

3)The face amount then in effect will be reduced to 101% of the policy value.

4)The death benefit will equal the greater of (a) and (b), where:

    (a) =the new face amount, and

    (b) =the applicable Minimum Death Benefit Percentage multiplied by the greater of (i) and (ii), where:

        (i) =the policy value, and

       (ii) =the policy debt

5)Any remaining non-loaned policy value will be transferred to the Long Term Guaranteed Interest Account and no further transfers will be allowed.

6)No further monthly deductions will be assessed,

7)No further premium payments will be accepted

8)No further withdrawals will be allowed.

9)No additional loans or loan repayments will be allowed

10)Any rider then in effect will terminate.

Once Overdrawn Protection is in effect, you will not be prevented from surrendering your policy; however, doing so will forfeit any future GMWB Benefit Payments and may subject you to adverse tax risks.

Any loan balance will reduce the death benefit payable. Loan interest will continue to accrue on this policy, but at a rate equal to the loan interest credited rate then in effect.

Once Overdrawn Protection is in effect, GMWB Benefit Payments will commence at the later of the next monthly calculation date and the end of the GMWB Waiting Period. The GMWB Benefit Payments will equal 1/12 of the Withdrawal Limit in effect at that time, and will be paid on a monthly basis. GMWB Benefit Payments are not subject to a surrender charge.

The duration of GMWB benefit payments depends on whether or not the Withdrawal Limit Percentage was previously changed. If the Withdrawal Limit Percentage was previously changed to GMWB Percentage B, GMWB benefit payments continue until the death of the insured.

If the Withdrawal Limit Percentage remains equal to GMWB Percentage A, and if total premiums were already withdrawn or loaned prior to Overdrawn Protection, then no GMWB Benefit Payments will be made. Otherwise, GMWB benefit payments cease at the earlier of (a) and (b), where:

  (a)death of the insured, and

  (b)when total premiums paid have been returned through withdrawals, loans, excluding loan interest, or GMWB benefit payments.

GMWB Benefit Payments are subject to satisfactory proof of survival of the insured.

Termination of the GMWB Feature
Your purchase of the GMWB feature is irrevocable. The GMWB feature will terminate without value on the earliest of the following:

1)a change of insured;

2)death of the insured at any time, regardless of whether GMWB Benefit Payments have commenced;

3)the date of exchange or termination of the policy through lapse, surrender or continuation under Extended Term Insurance, or;

4)the date any portion of the non-loaned policy value is no longer invested in accordance with any applicable asset allocation or strategic program required at issue of the policy; and.

5)a change to Death Benefit Option B after the Withdrawal Limit Percentage was changed to GMWB Withdrawal Limit Percentage B.

Upon termination, if the policy remains in force, the following will occur:

   1)the Withdrawal Limit will be set equal to zero;

   2)no further GMWB Fees will be assessed;

   3)Overdrawn Protection will not be available.

Policy Lapse and Reinstatement
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Lapse
Payment of additional premiums following the four- year required annual premium payment period, no matter how large, will not guarantee the policy will remain in force. If you take a withdrawal or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.

If, during the first 4 policy years, required premiums are not paid or the policy value is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to the larger of three times the required monthly deduction plus any amount overdue or the required premium less the actual premium to prevent the policy from lapsing.

If, at any time after the first four policy years, the net surrender value is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to the larger of three times the required monthly deduction plus any amount overdue or the amount required to provide a positive net surrender value to prevent the policy from lapsing.

If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you notice at least 15 days and not more than 45 days before any potential lapse will occur. By lapse, we mean that the policy is no longer in full force and has no value except to the extent of any extended insurance provided by the net surrender value, if any, as described in the "Extended Term Insurance" section below.


The policy will remain in force during the grace period; however, we will not permit any investment option transfers, loans, surrenders or withdrawals. We apply any premium payment we receive during the grace period, less the premium expense charge, to first pay any monthly deductions due during the grace period. We will apply any excess premium according to your current premium allocation schedule.


The death benefit during the grace period is equal to the death benefit immediately before the grace period begins.

Extended Term Insurance
If this policy lapses during the required annual premium years payable period and has a positive net surrender value on the date of lapse, coverage under this policy will continue as Extended Term Insurance. At that time, all values from the Separate Account and all values from the Long-term Guaranteed Interest Account will be transferred to the non-loaned portion of the Guaranteed Interest Account. We then assess the surrender charge against the policy, which will be taken from the non-loaned portion of the Guaranteed Interest Account.

If the policy is in Death Benefit Option A, the face amount of the policy will be reduced by the amount of any outstanding debt in effect on the date of lapse.

If the policy is in Death Benefit Option B, the face amount will remain unchanged; however the policy value will be reduced by the amount of any outstanding debt in effect on the date of lapse.

The loaned portion of the Guaranteed Interest Account would then be set to zero, and there will no longer be any outstanding debt in effect under the policy. At the time the policy lapses to Extended Term Insurance, the policy value would be set equal to the net surrender value as of the date of lapse.

Once the policy has lapsed to Extended Term Insurance, the monthly administrative charge will no longer apply, and no additional premium payments, transfers, withdrawals, risk classification changes, or changes in face amount may be made. In addition, policy loans will no longer be available. All additional benefit riders will terminate unless they provide otherwise.

While this policy is in force as Extended Term Insurance, monthly processing will proceed with the following difference:

..  The cost of insurance charge rates will be those in effect for Extended Term
   Insurance, but in no event will such rates be higher than the maximum guaranteed cost of insurance rates.

This policy will be continued as Extended Term Insurance until the first monthly calculation date that the policy value is not sufficient to pay the monthly deduction. In such event, the policy will lapse and terminate without value as of such date.

Termination
This policy terminates automatically on the earliest of the date of death, surrender, the date that the grace period expires without the payment of sufficient premium in accordance with the lapse provision or until the first monthly calculation date that the policy value is not sufficient to pay the monthly deduction in accordance with the lapse provision.

Reinstatement
Unless this policy has been surrendered for its net surrender value, or the Extended Term Insurance, if any, has expired, or it is after the required annual premium payment period of four years, this policy may be reinstated while the insured is alive within three years from the date of the premium default. You may request reinstatement in writing and we will require submission of evidence of insurability satisfactory to us. Additionally we will require the payment of all required annual premiums in arrears with interest at a rate of 6% compounded annually, or an amount, if greater, that would result in all required annual premiums plus net surrender value equal to at least three monthly deductions and payment of any reinstatement of policy debt as of the date of the termination with any interest.

Federal Income Tax Considerations
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Introduction
This discussion is general in nature and is not intended as income tax advice. We make no attempt to consider any estate and inheritance taxes, or any state, local or other tax laws.
Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.


The ultimate effect of federal income taxes on values under the Separate Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the policy owner. Policy owners should consult their own independent tax advisors for advice and information relating to their particular tax situation.


Income Tax Status
We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Accounts are separate entities from Phoenix Life Insurance Company. PHL Variable Insurance Company and Phoenix Life and Annuity Company and their operations form a part of the companies.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Policy Benefits


Tax Treatment as Life Insurance


In order to be treated as life insurance for federal income tax purposes, the policy must meet certain requirements. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the policy are not subject to federal income tax until withdrawn. These requirements include definitional tests and rules for diversification of the policy's investments (described below).



There are two definitional tests for life insurance in the Internal Revenue
Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is dependent on several factors, including the insured's age at issue and intention of the owner concerning policy funding patterns. If this policy permits the policy owner to select the applicable test, this selection must be made at issue.



Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the policy design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the policy.



Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the policy in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the policy. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance. In general, the death benefit required under this test is lower in the early years than that under the Cash Value Accumulation Test.


Death Benefit Proceeds

The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see "Business and Corporate-Owned Policies"). Also, a policy owner should not be considered to be in constructive receipt of the net surrender value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via surrender, withdrawal or loan. In addition, it is possible that the IRS may consider a benefit paid under a Living Benefits Rider as taxable income in the year of receipt.



As described above, Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.


Surrenders
Upon surrender of a policy for its net surrender value, the excess, if any, of the policy value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

Withdrawals

If the policy is classified as a modified endowment contract, withdrawals and other distributions are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, withdrawals Are generally not taxable. There are situations, however, in which a withdrawal, accompanied by a reduction in death benefits can result in current taxation. Under Code Section 7702(f)(7), where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of that amount distributed. A reduction in death benefits may result from a withdrawal. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the new rules affecting modified endowment contracts.


Loans
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you as long as the policy remains in force.


The deductibility by a policy owner of loan interest under a policy is limited under Code Section 264. In most cases, there is no interest deduction permitted, although in limited circumstances, a current deduction may be permitted. We suggest you consult with your tax advisor to determine that amount, if any, of your policy loan interest that may be deductible.



Business and Corporate-Owned Policies


If the policy is owned by an entity engaged in a trade or business, there are Internal Revenue Code provisions that apply to the tax treatment of premiums, policy loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policy owner is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any policy loan. An interest deduction disallowance rule on non-policy interest (e.g., interest relating to a different investment) paid or incurred by the owner may also apply in the case of a policy insuring the life of an individual who is not an owner of the policy owner, or an officer, director, or employee of the policy owner's business.



Death benefits may be subject to income tax unless (1) specified notice and consent provisions are met and (2) criteria are satisfied concerning the relationship between the insured and policy owner or the insured and the death benefits. The policy owner is solely responsible for ensuring that the notice and consent requirements and additional statutory criteria are satisfied. As required by the Internal Revenue Service, the policy owner must also comply with any required annual reporting and recordkeeping requirements. In addition, for certain corporate policy owners, the death benefits and policy earnings may be subject to tax under the corporate alternative minimum tax.


Modified Endowment Contracts

General



A life insurance policy is tested under the "7-pay test" of Code Section 7701A to determine if it is a modified endowment contract "MEC". This test is designed to distinguish policies that have more investment orientation from policies which are less investment oriented. Under this test, there is a premium limit that applies for the first 7 years of the policy and for 7 years after a material change to the policy. If the policy is classified as a MEC, there is no change to the terms of the policy; however, the tax treatment of loans, distributions and decreases is changed from the treatment for non-MEC policies. For a MEC, loans and other distributions will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid).



We will modify your premium payments to determine if the premium paid will exceed the 7-pay limit. If such a payment occurs, we will remove the excess premium from your policy to reverse MEC status and offer you the opportunity to have the excess amounts reapplied. Premiums paid during a policy year but which are removed from the policy, with interest if any, within 60 days after the end of the policy year will be excluded from the 7-pay test. If you chose to have the premiums reapplied to your policy during the same policy year and your policy becomes a MEC, the MEC status cannot be reversed. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.


Reduction in Benefits during the First Seven Years

If, during the first seven contract years, there is a reduction in death benefits or reduction or elimination of any Optional Insurance Benefits previously elected, the 7-pay test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the policy and each premium actually paid is tested against the recalculated limit.




Distributions Affected

If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (defined as specifically including distributions made within two years prior to such failure) are considered distributions under a modified endowment contract.


Penalty Tax

Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, except for distributions that are:


..  made on or after the taxpayer attains age 59 1/2;

..  attributable to the taxpayer's disability (within the meaning of Code
   Section 72(m)(7)); or

.. part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

Material Change Rules

Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums.




A material change may occur at any time during the life of the policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

Serial Purchase of Modified Endowment Contracts

All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner.


Limitations on Unreasonable Mortality and Expense Charges
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

Qualified Plans
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

Diversification Standards

To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each contract is required to be adequately diversified. Through the use of separate accounts, a contract can satisfy the diversification requirements as long as on the last day of each calendar quarter the separate account's assets be invested in no more than:


..  55% in any one investment

..  70% in any two investments

..  80% in any three investments

..  90% in any four investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.



We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

Owner Control

For variable contracts, tax deferral depends on the insurance company and not you having control of the assets held in the separate accounts. You can allocate Account Values from one fund of the separate account to another but you specifically cannot direct the investments each fund makes. If you have too much "investor control" of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.


In 2003, the Internal Revenue Service (IRS) in Revenue Ruling 2003-91, issued formal guidance that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate the actual number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.


The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the contract owner and the company regarding the availability of a particular investment option and, other than the contract owner's right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.


At this time, it cannot be determined whether additional guidance will be provided by the U.S. Treasury on this issue and what standards may be contained in such guidance. Should the U.S. Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, the company reserves the right to modify the contract to the extent required to maintain favorable tax treatment.


Change of Ownership or Insured or Assignment

Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code
Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.


Other Taxes
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

Withholding

We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient. In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax. See Rev. Rul. 2004-74, 2004-31 I.R.B. 109. This ruling is also understood to apply to other nonresident alien policyholders.


The Phoenix Companies, Inc. -
 Legal Proceedings about Company Subsidiaries
--------------------------------------------------------------------------------

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, investment advisor or taxpayer. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. We believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.


State regulatory bodies, the Securities and Exchange Commission, or SEC, the Financial Industry Regulatory Authority, or "FINRA" (formerly known as the National Association of Securities Dealers, Inc., or NASD), and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.





In 2005, the Boston District Office of the SEC conducted a compliance examination of certain of PNX's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested PNX to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether PNX believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist PNX in preparing the analysis. Based on this analysis, PNX advised the SEC that it does not believe that reimbursement is appropriate.


Over the past several years, a number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue this type of action against us in the future.


Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific.




These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

Financial Statements
--------------------------------------------------------------------------------


The financial statements of PHLVIC Variable Universal Life Account as of December 31, 2007, and the results of its operations and the changes in its net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one. The financial statements of PHL Variable Insurance Company included herein should be considered only as bearing upon the ability of PHL Variable Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or the Guaranteed Interest Accounts' rates that we credit during a guarantee period.


Distribution
--------------------------------------------------------------------------------

The company has appointed Phoenix Equity Planning Corporation ("PEPCO") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. PEPCO, which is an affiliate of the company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the company and its affiliated companies. The company reimburses PEPCO for expenses PEPCO incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). PEPCO does not retain any fees under the policies; however, PEPCO may receive 12b-1 fees from the funds.


PEPCO's principal executive offices are located at 56 Prospect Street, Hartford, Connecticut 06103. PEPCO is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, or FINRA.



PEPCO and the company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the company under applicable state insurance law and must be licensed to sell variable life insurance products. The company intends to offer the policy in all jurisdictions where it is licensed to do business and where the policy is approved. The policies are offered on a continuous basis.


Compensation
Broker-dealers having selling agreements with PEPCO and the company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. We may also pay for sales and distribution expenses out of any payments the company or PEPCO may receive from the funds for providing administrative, marketing and other support and services to the funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of up to 112% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment
We generally pay compensation as a percentage of premium payments invested in the policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the policy value. The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments

To the extent permitted by FINRA rules and other applicable laws and regulations, PEPCO may pay or allow other promotional incentives or payments in the firm of cash or other compensation.


Preferred Distribution Arrangements

The company and PEPCO have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the company and PEPCO pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. The payments are made from the Company's general assets and they may be significant. The broker-dealer may realize a profit on these payments. These services may include providing the company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the policies; total assets attributable to sale of the policies by registered representatives of the broker-dealer firm; the length of time that a policy owner has owned the policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the policies and other variable insurance products offered by the company or its affiliates.


Compensation under these arrangements may be in the form of one-time or periodic lump sum payments. The company and PEPCO have entered into such arrangements with State Farm VP Management Corporation, Merrill Lynch, Pierce, Fenner & Smith, Inc., Wachovia Securities, Woodbury Securities, AXA Network, A.G. Edwards & Sons, Inc., LPL Financial Services and certain of its affiliates, National Financial Partners, FFR Financial and Insurance Services, and Crump Group, Inc.

APPENDIX A - Investment Options
--------------------------------------------------------------------------------





                   Fund Name                                      Investment Objective
AIM V.I. Capital Appreciation Fund               Growth of capital














--------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund/ 1,3/                  Growth of capital














--------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund/ 1,3/          Long term growth of capital














--------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio    Long term capital appeciation
(formerly Alger American Leveraged AllCap
Portfolio)/ 1,3/
--------------------------------------------------------------------------------------------------------
DWS Equity 500 Index VIP                         Seeks to replicate, as closely as possible, before the
                                                 deduction of expenses, the performance of the
                                                 Standard & Poor's 500 Composite Stock Price Index,
                                                 which emphasizes stocks of large U.S. companies
--------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP                          Seeks to replicate, as closely as possible, before the
                                                 deduction of expenses, the performance of the Russell
                                                 2000(R) Index, which emphasizes stocks of small US
                                                 companies.
--------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II Current income by investing primarily in a diversified portfolio of U.S. government and government agency
                                                 securities
--------------------------------------------------------------------------------------------------------



                   Fund Name                           Investment Advisor / Subadvisor
AIM V.I. Capital Appreciation Fund               Invesco Aim Advisors, Inc.
                                                  Subadvisor(s): Invesco Trimark Investment
                                                   Management Inc.;
                                                  Invesco Global Asset Management
                                                   (N.A.), Inc.;
                                                  Invesco Institutional (N.A.), Inc.;
                                                  Invesco Senior Secured
                                                   Management, Inc.;
                                                  Invesco Hong Kong Limited;
                                                  Invesco Asset Management Limited;
                                                  Invesco Asset Management (Japan)
                                                   Limited;
                                                  Invesco Asset Management
                                                   Deutschland, GmbH; and
                                                  Invesco Australia Limited
---------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund/ 1,3/                  Invesco Aim Advisors, Inc.
                                                  Subadvisor(s): Invesco Trimark Investment
                                                   Management Inc.;
                                                  Invesco Global Asset Management
                                                   (N.A.), Inc.;
                                                  Invesco Institutional (N.A.), Inc.;
                                                  Invesco Senior Secured
                                                   Management, Inc.;
                                                  Invesco Hong Kong Limited;
                                                  Invesco Asset Management Limited;
                                                  Invesco Asset Management (Japan)
                                                   Limited;
                                                  Invesco Asset Management
                                                   Deutschland, GmbH; and
                                                  Invesco Australia Limited
---------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund/ 1,3/          Invesco Aim Advisors, Inc.
                                                  Subadvisor(s): Invesco Trimark Investment
                                                   Management Inc.;
                                                  Invesco Global Asset Management
                                                   (N.A.), Inc.;
                                                  Invesco Institutional (N.A.), Inc.;
                                                  Invesco Senior Secured
                                                   Management, Inc.;
                                                  Invesco Hong Kong Limited;
                                                  Invesco Asset Management Limited;
                                                  Invesco Asset Management (Japan)
                                                   Limited;
                                                  Invesco Asset Management
                                                   Deutschland, GmbH; and
                                                  Invesco Australia Limited
---------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio    Fred Alger Management, Inc.
(formerly Alger American Leveraged AllCap
Portfolio)/ 1,3/
---------------------------------------------------------------------------------------------
DWS Equity 500 Index VIP                         Deutsche Asset Management Americas Inc.
                                                  Subadvisor: Northern Trust Investments, N.A


---------------------------------------------------------------------------------------------
DWS Small Cap Index VIP                          Deutsche Asset Management Americas Inc.
                                                  Subadvisor: Northern Trust Investments, N.A


---------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II Federated Investment Management Company


---------------------------------------------------------------------------------------------


                     Fund Name                                        Investment Objective
Federated High Income Bond Fund II                  High current income by investing primarily in a
                                                    professionally managed, diversified portfolio of high
                                                    yield, lower rated corporated bonds (also known as
                                                    "Junk Bonds")
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio                Long-term capital appreciation
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio         Capital growth
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                       Capital appreciation
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio        As high a level of current income as is consistent with
                                                    the preservation of capital

-------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                     Maximize income while maintaining prospects for
                                                    capital appreciation
-------------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio/ 1,3/         Long term capital appreciation
-------------------------------------------------------------------------------------------------------------
Lord Abbett Bond-Debenture Portfolio                High current income and the opportunity for capital
                                                    appreciation to produce a high total return
-------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             Long-term growth of capital and income without
                                                    excessive fluctuations in market value
-------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 Capital appreciation through investments, primarily in
                                                    equity securities which are believed to be undervalued
                                                    in the marketplace
-------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                       Capital appreciation with income as a secondary goal
-------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio     Long term capital growth
(formerly Neuberger Berman AMT Fasciano
Portfolio)
-------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio             Long term growth of capital; current income is a
                                                    secondary goal
-------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA            Capital appreciation by investing in securities of
                                                    well-known, established companies
-------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA               Long-term capital appreciation by investing in
                                                    securities of foreign insurers, "growth-type"
                                                    companies, cyclical industries and special situations
-------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small-Cap Fund/VA           Capital appreciation
-------------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                       Intermediate and long-term capital appreciation with
                                                    income as a secondary consideration
-------------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                    Dividend growth, current income and capital
                                                    appreciation
-------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                       Capital appreciation

-------------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                         As high a level of current income as is consistent with
                                                    the preservation of capital and maintenance of liquidity
-------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series            Long-term total return

-------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series         High current income while attempting to limit changes
                                                    in the series' net asset value per share caused by
                                                    interest rate changes
-------------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                 High total return consistent with prudent investment
                                                    risk



-------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series               High total return consistent with reasonable risk

-------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series               Long-term capital growth

-------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series Capital appreciation and income with approximately equal emphasis

-------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series:            Long-term capital growth
Aggressive Growth/ 2,3/

-------------------------------------------------------------------------------------------------------------



                     Fund Name                               Investment Advisor / Subadvisor
Federated High Income Bond Fund II                  Federated Investment Management Company



------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio                Fidelity Management and Research Company
------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio         Fidelity Management and Research Company
------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                       Fidelity Management and Research Company
------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio        Fidelity Management and Research Company
                                                     Subadvisor: Fidelity Investments Money
                                                      Management, Inc.
------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                     Franklin Advisers, Inc.

------------------------------------------------------------------------------------------------------
Lazard Retirement Small Cap Portfolio/ 1,3/         Lazard Asset Management LLC
------------------------------------------------------------------------------------------------------
Lord Abbett Bond-Debenture Portfolio                Lord, Abbett & Co. LLC

------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             Lord, Abbett & Co. LLC

------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 Lord, Abbett & Co. LLC


------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                       Franklin Mutual Advisers, LLC
------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio     Neuberger Berman Management Inc.
(formerly Neuberger Berman AMT Fasciano              Subadvisor: Neuberger Berman, LLC
Portfolio)
------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio             Neuberger Berman Management Inc.
                                                     Subadvisor: Neuberger Berman, LLC
------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA            OppenheimerFunds, Inc.

------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA               OppenheimerFunds, Inc.


------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small-Cap Fund/VA           OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                       Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Harris Investment Management, Inc.
------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                    Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Phoenix Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                       Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Neuberger Berman Management, Inc.
------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                         Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Goodwin Capital Advisers, Inc.
------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series            Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Goodwin Capital Advisers, Inc.
------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series         Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Goodwin Capital Advisers, Inc.

------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                 Phoenix Variable Advisors, Inc.
                                                     Subadvisors: Goodwin Capital Advisers, Inc.
                                                     (fixed income portion) Phoenix
                                                      Investment Counsel,
                                                     Inc. (equity portion)
------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series               Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Aberdeen Asset Management Inc.
------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series               Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Fred Alger Management, Inc.
------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series Phoenix Variable Advisors, Inc.
                                                     Subadvisor: Duff & Phelps Investment
                                                      Management Company
------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series:            Phoenix Variable Advisors, Inc.
Aggressive Growth/ 2,3/                              Limited Services Subadvisor: Ibbotson Associates,
                                                      Inc.
------------------------------------------------------------------------------------------------------


                      Fund Name                                        Investment Objective
Phoenix Dynamic Asset Allocation Series: Growth/ 2,3/ Long-term capital growth with current income as a secondary consideration

--------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series:              Current income with capital growth as a secondary
Moderate/ 2,3/                                        consideration

--------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series:              Long-term capital growth and current income with a
Moderate Growth/ 2,3/                                 greater emphasis on capital growth

--------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series        Long-term capital appreciation with current income as
                                                      a secondary investment objective
--------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series      Long-term capital appreciation by investing primarily
                                                      in small-capitalization stocks that appear to be
                                                      undervalued with current income as a secondary
                                                      investment objective
--------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                    Long-term capital appreciation with current income as
                                                      a secondary consideration

--------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series            High total return


--------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn/TM/ Strategy Portfolio      Seeks maximum real return consistent with prudent
                                                      investment management
--------------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio                           Seeks maximum real return, consistent with
                                                      preservation of real capital and prudent investment
                                                      management
--------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                          Seeks maximum total return, consistent with
                                                      preservation of capital and prudent investment
                                                      management
--------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long          Seeks to provide total returns that inversely correlate
Bond Strategy Fund/ 1,3/                              to the price movements of a benchmark for U.S.
                                                      Treasury debt instruments or futures contract on a
                                                      specified debt instrument. The Fund's current
                                                      benchmark is the inverse of the daily price movement
                                                      of the Long Treasury Bond.
--------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund/1,3/                   Seeks to provide investment results that match the
                                                      performance of its benchmark on a daily basis. The
                                                      Fund's current benchmark is 150% of the performance
                                                      of the S&P 500 Index
--------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund/ 1,3/       Seeks long-term capital appreciation
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Balanced Fund                            Seeks a combination of growth of capital and current
                                                      income, with relatively low risk and relatively low
                                                      fluctuations in value
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Bond Fund                                Seeks high current income while seeking to control
                                                      risk
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock Fund                        Seeks a combination of growth of capital, current
                                                      income, growth of income and relatively low risk as
                                                      compared with the stock market as a whole
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Mid Cap Growth Fund                      Seeks growth of capital
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Small Company Fund                       Seeks growth of capital
--------------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio                 Seeks investment results that correspond to the total
                                                      return performance of U.S. common stock, as
                                                      represented by the S&P MidCap 400 Index
--------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund          Long-term capital appreciation
--------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                     Long-term capital growth
--------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                      Long-term capital growth
--------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio            Capital appreciation and current income
--------------------------------------------------------------------------------------------------------------
Wanger International Select                           Long-term growth of capital
--------------------------------------------------------------------------------------------------------------
Wanger International Small Cap/ 4/                    Long-term growth of capital
--------------------------------------------------------------------------------------------------------------
Wanger Select                                         Long-term growth of capital
--------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies/ 5/                     Long-term growth of capital
--------------------------------------------------------------------------------------------------------------



                      Fund Name                                Investment Advisor / Subadvisor
Phoenix Dynamic Asset Allocation Series: Growth/ 2,3/ Phoenix Variable Advisors, Inc.
                                                       Limited Services Subadvisor: Ibbotson Associates,
                                                        Inc.
--------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series:              Phoenix Variable Advisors, Inc.
Moderate/ 2,3/                                         Limited Services Subadvisor: Ibbotson Associates,
                                                        Inc.
--------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series:              Phoenix Variable Advisors, Inc.
Moderate Growth/ 2,3/                                  Limited Services Subadvisor: Ibbotson Associates,
                                                        Inc.
--------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series        Phoenix Variable Advisors, Inc.
                                                       Subadvisor: AllianceBernstein L.P.
--------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series      Phoenix Variable Advisors, Inc.
                                                       Subadvisor: AllianceBernstein L.P.


--------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                    Phoenix Variable Advisors, Inc.
                                                       Subadvisor: Morgan Stanley Investment
                                                        Management Inc., d/b/a Van Kampen
--------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series            Phoenix Variable Advisors, Inc.
                                                       Subadvisor: Morgan Stanley Investment
                                                        Management Inc., d/b/a Van Kampen
--------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn/TM/ Strategy Portfolio      Pacific Investment Management Company LLC

--------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio                           Pacific Investment Management Company LLC


--------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                          Pacific Investment Management Company LLC


--------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long          Rydex Investments
Bond Strategy Fund/ 1,3/




--------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund/1,3/                   Rydex Investments



--------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund/ 1,3/       Rydex Investments
--------------------------------------------------------------------------------------------------------
Sentinel VPT Balanced Fund                            Sentinel Asset Management, Inc.


--------------------------------------------------------------------------------------------------------
Sentinel VPT Bond Fund                                Sentinel Asset Management, Inc.

--------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock Fund                        Sentinel Asset Management, Inc.


--------------------------------------------------------------------------------------------------------
Sentinel VPT Mid Cap Growth Fund                      Sentinel Asset Management, Inc.
--------------------------------------------------------------------------------------------------------
Sentinel VPT Small Company Fund                       Sentinel Asset Management, Inc.
--------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio                 Summit Investment Partners, Inc.


--------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund          Templeton Asset Management Ltd.
--------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                     Templeton Investment Counsel, LLC
--------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                      Templeton Global Advisors Limited
--------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio            Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------------------------------
Wanger International Select                           Columbia Wanger Asset Management, L.P.
--------------------------------------------------------------------------------------------------------
Wanger International Small Cap/ 4/                    Columbia Wanger Asset Management, L.P.
--------------------------------------------------------------------------------------------------------
Wanger Select                                         Columbia Wanger Asset Management, L.P.
--------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies/ 5/                     Columbia Wanger Asset Management, L.P.
--------------------------------------------------------------------------------------------------------

/1/ This fund closed to new investment on May 1, 2006.


/2/ This fund closed to new investment on March 24, 2008.


/3 /Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1)only regular premium payments are allowed into the fund; (2)no transfers from other funds are allowed into the fund; (3)existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4)existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5)existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.


/4/ Effective June 1, 2008, to be known as Wanger International.


/5/ Effective June 1, 2008, to be known as Wanger USA.

Appendix B - Glossary of Special Terms
--------------------------------------------------------------------------------
Most of the terms used throughout this prospectus are described within the text where they appear. Certain terms marked by italics when they first appear are defined below.


Age: On any given day, the age of the insured on the last birthday.

Asset allocation: A process of investing among asset classes, such as stocks, bonds and cash that act differently under various economic conditions and bear different levels of investment risk.

Asset allocation program/strategic program: An asset allocation portfolio that encompasses the investment options and percentage allocations to reflect risk tolerance, time horizon and investment objectives, e.g. conservative, moderate and aggressive.

Attained age: The age of the insured on the policy date plus the number of whole years elapsed since the policy date.


Business day (date): any day that we are open for business and the New York Stock Exchange ("NYSE") is open for trading. The net asset value of the underlying shares of an investment option will be determined at the end of each business day. We will deem each business day to end at the close of regularly scheduled trading of the NYSE (currently 4:00 p.m. Eastern Time) on that day.


Business period: The period in days from the end of one business day through the next business day.

Death benefit: The amount payable to the beneficiary if this policy is in force upon the death of the insured.

Due proof of death: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.

Face amount: The amount of life insurance used to determine the death benefit, which on issue date equals the initial face amount shown on your policy; thereafter it may change under the terms of your policy.

General Account: An account that consists of the Company's assets, including any policy value you allocate to the Guaranteed Interest Accounts, and excluding assets held in any Separate Account.

Guideline Level Premium: The level premium required, when accrued at 4% with guaranteed cost of insurance rates and assuming current expenses, for the policy value to equal the face amount at age 100.

In force: The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.

In writing (written notice, written request): Is a written form signed by you, satisfactory to us and received by us.

Issue date: The date from which the suicide exclusion and Incontestability provisions are applied.

Minimum death benefit: The policy value on the date of death increased by a percentage taken from a table in the policy based on the attained age of the insured at the beginning of the policy year in which death occurs.

Minimum initial premium: The amount needed to put the policy in force; one quarter of the required annual premium.

Monthly calculation date: The date on which monthly deductions are assessed from the policy value. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be used.

Net amount at risk: The net amount at risk equals the difference between the total death benefit and the policy value.

Net surrender value: The policy value reduced by outstanding loans and loan interest and any applicable surrender charge.

Overdrawn protection: Prevents a policy from terminating prior to the death of the insured by maintaining a minimum policy value and death benefit. This feature is included in all policies that purchase the GMWB feature.

Overloan protection provision: An optional provision that is designed to prevent a heavily loaned policy from lapsing as long as certain conditions are met. This feature is available only on policies that do not purchase the GMWB feature.

Payment date: The business day on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next business date.

Policy anniversary: The same day and month each year as the policy date.

Policy date: The date from which the first policy charges are calculated. Policy years, policy months and policy anniversaries are determined from the policy date.

Policy debt: Unpaid loans with accrued interest.


Policy value: The sum of your policy's share in the value of each investment option plus any value of your policy allocated to the Guaranteed Interest Accounts.


Policy year: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

Required annual premium: The amount that you must pay for policy coverage to be effective. This policy has a required annual premium for the first four years with flexible premiums thereafter. The minimum required annual premium is $ 5,000.


Investment Options: The accounts within our Separate Account to which non-loaned assets under the policy are allocated. The investment options, in turn, purchase shares in corresponding underlying funds.



Unit: A standard of measurement used to determine the share of this policy in the value of each investment option of the Separate Account.


We (our, us, company): PHL Variable Insurance Company.

You (your): The owner of this policy.

PHL Variable Insurance Company
PO Box 22012
Albany, NY 12201-2012


Additional information about the Phoenix Express VUL/SM/ (the "Policy") and the PHLVIC Variable Universal Life Account (the "Separate Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2008, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.


The SAI, personalized illustrations of death benefits and net surrender values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone
(800) 541-0171 or you can download copies from The Phoenix Companies, Inc. web site: phoenixwm.com.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580, Washington, D.C. 20549-0102.

PHL Variable Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com

Investment Company Act File No. 811-09065

[logo] PHOENIX(R)


L4444 PR (C) 2008 The Phoenix Companies, Inc. 05/08

                                    PART B

                            Phoenix Express VUL/SM/

                    PHLVIC Variable Universal Life Account

                   Issued By: PHL Variable Insurance Company


 STATEMENT OF ADDITIONAL INFORMATION                              May 1, 2008


                               -----------------

      Flexible Premium Fixed and Variable Universal Life Insurance Policy


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2008. You may obtain a copy of the prospectus without charge by contacting PHL Variable Insurance Company ("PHL Variable") at the address or telephone number below. Defined terms used in the current prospectus are incorporated in this SAI.


                               -----------------

                               TABLE OF CONTENTS

                                             Page
-------------------------------------------------

PHL Variable Insurance Company..............    2
The Separate Account........................    2
The Policy..................................    2
Services....................................    3
Performance History.........................    4
Additional Information about Charges........    5
Safekeeping of the Separate Account's Assets    6
State Regulation............................    6
Reports.....................................    6
Experts.....................................    6
Separate Account Financial Statements....... SA-1
Company Financial Statements................  F-1

                               -----------------

If you have any questions, please contact us at our Main Administrative Office:

                                    [GRAPHIC]

                                              Phoenix Variable Products Mail Operations
                                              PO Box 8027
                                              Boston, Massachusetts 02266-8027

                                                                              [GRAPHIC]
                                                                                        Tel.
Phoenix Variable Products Mail Operations                                               (800) 541-0171
PO Box 8027
Boston, Massachusetts 02266-8027

PHL Variable Insurance Company
--------------------------------------------------------------------------------

We are PHL Variable Insurance Company, a Connecticut stock life insurance company incorporated on July 15, 1981. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive and administrative office is at One American Row in Hartford, Connecticut 06103-2899.

PHL Variable is a wholly owned subsidiary of Phoenix Life Insurance Company ("Phoenix") through its holding company; PM Holdings, Inc. Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. ("PNX"), which is a manufacturer of insurance, annuity and asset management products.

The Separate Account
--------------------------------------------------------------------------------

PHL Variable established the PHLVIC Variable Universal Life Account ("Separate Account") as a separate account under Connecticut insurance law on September 10, 1998. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") under which it meets the definition of a "separate account."

Connecticut law requires all income, gains or losses of the Separate Account be credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of PHL Variable. The assets of the Separate Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the Policies are obligations of PHL Variable.

The Separate Account is divided into investment options, each of which is available for allocation of policy value. Each investment option will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. The policy owner bears the full investment risk for all monies invested in the Separate Account.

Reinvestment and Redemption
All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; any capital gains distributions of a fund are likewise reinvested at the net asset value on the record date. PHL Variable redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

Substitution of Investments
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or, if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected investment option to another investment option without penalty.

Determination of Investment Option Values

We establish the unit value of each investment option on the first valuation date of that investment option. The unit value of an investment option on any other valuation date is determined by multiplying the unit value of that investment option on the previous valuation date by the net investment factor for that investment option for the then current valuation period. The unit value of each investment option on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each investment option on a valuation date is determined at the end of that day.


The net investment factor for each investment option is determined by the investment performance of the assets held by the investment option during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

                             (A) + (B)
                                       - (D) where:
                             ----------
                                (C)

(A) =The value of the assets in the investment option on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) =The amount of any dividend (or, if applicable, any capital gain distribution) received by the investment option if the "ex-dividend" date for shares of the fund occurs during the current valuation period.

(C) =The value of the assets in the investment option as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) =Any charges for taxes on income and capital gains plus charges for changes in tax reserves for the current valuation period, per $1 of assets in the investment option. These charges will only be deducted if, in the future, the Separate Account becomes liable for them.

The Policy
--------------------------------------------------------------------------------


The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.


You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. During a grace period, the minimum payment we will accept is the amount needed to prevent policy lapse.

The Policy
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of PHL Variable can agree to change or waive any provisions of the policy.

Suicide
We will stop and void the policy if the insured person commits suicide within two years of the policy issue date. We will then return the policy value reduced by any outstanding debt and refund any monthly deductions and other fees and charges.

Incontestability
We may not contest this policy or any attached rider after it has been in force for two years during which the insured person is alive.

Change of Owner or Beneficiary
The beneficiary you name in the policy application, or subsequently change, will receive the policy benefits upon death of the insured person. If your named beneficiary dies before then, the named contingent beneficiary, if any, will become the beneficiary. If there is no surviving or named beneficiary, we will pay the death benefit to you or to your estate.

You may change the policy owner and the beneficiary as long as the policy remains in force. Changes must be made by written request, in a form satisfactory to us. A beneficiary change will take effect as of the date you sign the written notice, regardless of whether the insured person is living when we receive the notice. However, we will not be liable for any payment made or action taken before we receive your written notice.

Misstatements
If you incorrectly state the age or gender of the insured person, we will adjust the face amount to reflect the correct cost of insurance rate. The adjusted death benefit will equal the coverage our most recent cost of insurance deduction would provide based on the insured persons' correct personal information.

Surplus
This nonparticipating policy does not pay dividends. You will not share in PHL Variable's surplus earnings.

Services
--------------------------------------------------------------------------------

Servicing Agent
The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company or various shareholder services provided by the Variable Product Operations area, located at 31 Tech Valley Drive, East Greenbush, NY 12061. The Phoenix Edge Series Fund is an open-end management investment company with many separate series. Shares of the fund are not directly offered to the public, but through variable life policies and variable annuities issued by PHL Variable, Phoenix Life Insurance Company and Phoenix Life and Annuity Company. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2008 is 0.058% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follow:


 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2005                               $1.9 Million
 -----------------------------------------------------------------------------
                 2006                               $1.5 Million
 -----------------------------------------------------------------------------
                 2007                               $1.7 Million
 -----------------------------------------------------------------------------


Other Service Providers
Under a contract with Phoenix Life Insurance Company ("PLIC"), Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the policy owner, for use in conjunction with the policy. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:


 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2005                                 $ 86,000
 -----------------------------------------------------------------------------
                 2006                                 $101,000
 -----------------------------------------------------------------------------
                 2007                                 $ 95,000
 -----------------------------------------------------------------------------



Under a contract with PLIC, Tata Consulting Services augments PLIC's U.S. based staff with processing premium payments, investment option transfers, asset allocation changes, changes of address, and issuance of new variable annuity business. The fees paid for these services for the last three fiscal years follow:



 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2005                                $159,779.94
 -----------------------------------------------------------------------------
                 2006                                $177,316.43
 -----------------------------------------------------------------------------
                 2007                                $352,306.86
 -----------------------------------------------------------------------------


Under an Administrative and Accounting Services Agreement between PFPC, INC.
(PFPC) and the Company, PFPC provides certain services related to the Separate Account. These services include computing investment option unit value for each investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays PFPC fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the company and its affiliates utilizing the services, and license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid PFPC the fees listed below for services provided to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company.

 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2005                               $548,916.200
 -----------------------------------------------------------------------------
                 2006                               $537,086.622
 -----------------------------------------------------------------------------
                 2007                               $ 560,416.07
 -----------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

Yield of the Phoenix Money Market Series. We calculate the yield of the Phoenix Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account.
The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the investment option. We carry results to the nearest hundredth of one percent.

Example Calculation:
The following example of a return/yield calculation for the Phoenix Money Market Series is based on the 7-day period ending December 31, 2007. :

         Value of hypothetical pre-existing account with
           exactly one unit at the beginning of the period:.. $1.000000
         Value of the same account (excluding capital
           changes) at the end of the 7-day period:.......... $1.000792
         Calculation:
          Ending account value............................... $1.000792
          Less beginning account value....................... $1.000000
          Net change in account value........................ $0.000792
         Base period return:
           (adjusted change/beginning account value)......... $0.000791
         Current annual yield = return x (365/7) =...........     4.12%
         Effective annual yield = [(1 + return)/365/7/] - 1 =     4.21%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Separate Account level.

Total Return: We will usually advertise the average annual total return for an investment option calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable charges deducted, including the cost of insurance.

Since investment option performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.



We may include information about a series' or an advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

   The Dow Jones Industrial Average/SM /("DJIA")
   CS First Boston High Yield Index
   Citigroup Corporate Index
   Citigroup Government Bond Index
   Standard & Poor's 500 Index(R) ("S&P 500")

Each investment option may include its yield and total return in advertisements or communications with current or prospective policy owners. Each investment option may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

   Lipper Analytical Services
   Morningstar, Inc.
   Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

   Barron's
   Business Week
   Changing Times
   Consumer Reports
   Financial Planning
   Financial Services Weekly
   Forbes
   Fortune
   Investor's Business Daily
   Money
   The New York Times
   Personal Investor

   Registered Representative
   U.S. News and World Report
   The Wall Street Journal

DJIA is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA.

The S&P 500 is a free-float market capitalization-weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or VULA at the address and telephone number on page one.

Additional Information about Charges
--------------------------------------------------------------------------------

Reduction in Charges
Each policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that factors below will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

..  the number of insureds,

..  total premiums expected to be paid,

..  total assets under management for the policyowner,

..  the nature of the relationship among individual insureds,

..  the purpose for which the policies are being purchased,

.. where there is a preexisting relationship with us, such as being an employee of PHL Variable or its affiliates and their spouses; or employees or agents who retire from PHL Variable or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements,

.. internal transfers from other policies or contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate, and

.. other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

Surrender Charge. During the first seven policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if you surrender the policy or if you reduce the policy's face amount during this period. They are deferred charges because they are not deducted from premiums. The maximum surrender charge we assess during each policy year is given in your prospectus and a schedule will be provided in your policy.

Partial Surrender Charge. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. The charge is a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction which is equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value. This amount is assessed against the investment options and the Guaranteed Interest Account in the same proportion as the withdrawal is allocated.

We also will deduct a partial surrender charge from your policy value if you decrease your policy's face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

Partial Surrender Fee. In the case of a partial surrender, we do not deduct a fee. However, we reserve the right to charge up to a $25 fee from your policy value upon prior written notice. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocations will be made in the same manner as monthly deductions.

Underwriting procedures. We generally base our rates on the insured person's gender, age, and risk class. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

Partial Surrender and Decreases in Face Amount: Effect on Death Benefit. A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, we will deduct a partial surrender charge from your policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences.

Requests for Decrease in Face Amount. You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $25,000 and the face amount remaining after the decrease must be at least $25,000. You must request a face amount decrease in writing and it will become effective on the first monthly calculation day following the date we approve your request. We will deduct a partial surrender charge from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).

Requests for Increase in Face Amount. Face amount increases are not available with this policy.

Safekeeping of the Separate Account's Assets
--------------------------------------------------------------------------------

We hold the assets of the Separate Account separate and apart from our General Account. We maintain records of all purchases and redemptions of fund shares.

State Regulation
--------------------------------------------------------------------------------

We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation of PHL Variable includes certain limitations on investments we may make, including investments for the Separate Account and the Guaranteed Interest Account. State regulation does not include any supervision over the Separate Account's investment policies.

Reports
--------------------------------------------------------------------------------

We will provide all policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

Experts
--------------------------------------------------------------------------------


The financial statements of PHLVIC Variable Universal Life Account as of December 31, 2007 and the results of its operations and the changes in its net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007 included in this Prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Michele Drummey, Counsel, Phoenix Life Insurance Company, has provided opinions on certain matters relating to federal securities and state regulations laws, respectively, in connection with the policies described in the prospectus.

[LOGO]

--------------------------------------------------------------------------------

                                                                  ANNUAL REPORT

                                                      PHLVIC VARIABLE UNIVERSAL

                                                                   LIFE ACCOUNT

                                                              December 31, 2007

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007

                                AIM V.I. Capital                         AIM V.I. Mid Cap     Alger American
                               Appreciation Fund - AIM V.I. Core Equity Core Equity Fund -   Leveraged AllCap
                                     Class I          Fund - Class I          Class I       Portfolio - Class O
                               ------------------- -------------------- ------------------- -------------------
Assets:
 Investments at fair value....     $2,008,634           $  542,794           $128,477           $  390,611
                                   ----------           ----------           --------           ----------
 Total Assets.................     $2,008,634           $  542,794           $128,477           $  390,611
Liabilities:
 Payable to PHL Variable
   Insurance Company..........     $       --           $       --           $     --           $       --
                                   ----------           ----------           --------           ----------
   Total Net Assets...........     $2,008,634           $  542,794           $128,477           $  390,611
                                   ==========           ==========           ========           ==========
   Units Outstanding..........        664,310              458,080             96,278              103,042
                                   ==========           ==========           ========           ==========
 Investment shares held.......         68,391               18,646              8,818                7,053
 Investments at cost..........     $1,649,176           $  473,908           $119,509           $  212,820
   Unit Value
     Phoenix Benefit Choice
       VUL/SM/................     $       --           $       --           $     --           $       --
     Phoenix Express VUL(R)...     $     1.37           $       --           $     --           $     1.88
     The Phoenix Edge(R)--
       SVUL...................     $     3.15           $     1.18           $     --           $     4.32
     The Phoenix Edge(R)--
       VUL....................     $     3.15           $     1.18           $   1.33           $     4.32

                                                                                               Fidelity VIP
                                 DWS Equity 500     Federated Fund for    Federated High       Contrafund(R)
                                Index Fund VIP -     U.S. Government     Income Bond Fund   Portfolio - Service
                                     Class A          Securities II     II - Primary Shares        Class
                               ------------------- -------------------- ------------------- -------------------
Assets:
 Investments at fair value....     $2,935,072           $4,135,521           $277,895           $2,761,085
                                   ----------           ----------           --------           ----------
 Total Assets.................     $2,935,072           $4,135,521           $277,895           $2,761,085
Liabilities:
 Payable to PHL Variable
   Insurance Company..........     $       --           $       --           $     --           $       --
                                   ----------           ----------           --------           ----------
   Total Net Assets...........     $2,935,072           $4,135,521           $277,895           $2,761,085
                                   ==========           ==========           ========           ==========
   Units Outstanding..........        939,652            1,733,475             92,837              694,529
                                   ==========           ==========           ========           ==========
Investment shares held........        188,994              358,675             37,103               99,319
Investments at cost...........     $2,524,573           $4,029,571           $282,819           $2,859,979
   Unit Value
     Phoenix Benefit Choice
       VUL/SM/................     $     1.01           $       --           $     --           $     1.02
     Phoenix Express VUL(R)...     $     1.32           $     1.11           $   1.18           $     1.55
     The Phoenix Edge(R)--
       SVUL...................     $     3.23           $     2.52           $   3.18           $     4.14
     The Phoenix Edge(R)--
       VUL....................     $     3.23           $     2.52           $   3.18           $     4.14


                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                Fidelity VIP Growth                            Fidelity VIP
                                   Opportunities      Fidelity VIP Growth    Investment Grade      Franklin Income
                                Portfolio - Service   Portfolio - Service    Bond Portfolio -     Securities Fund-
                                       Class                 Class            Service Class            Class 2
                               --------------------- --------------------- -------------------- ---------------------
Assets:
 Investments at fair value....      $2,350,397            $1,409,898            $  366,983            $521,225
                                    ----------            ----------            ----------            --------
 Total Assets.................      $2,350,397            $1,409,898            $  366,983            $521,225
Liabilities:
 Payable to PHL Variable
   Insurance Company..........      $       --            $       --            $       --            $     --
                                    ----------            ----------            ----------            --------
   Total Net Assets...........      $2,350,397            $1,409,898            $  366,983            $521,225
                                    ==========            ==========            ==========            ========
   Units Outstanding..........         708,794               423,926               351,169             450,905
                                    ==========            ==========            ==========            ========
 Investment shares held.......         105,305                31,338                28,965              30,111
 Investments at cost..........      $1,967,955            $  997,789            $  359,382            $534,701
   Unit Value
     Phoenix Benefit Choice
       VUL/SM/................      $       --            $       --            $       --            $   1.01
     Phoenix Express
       VUL(R).................      $     1.47            $     1.51            $     1.04            $   1.15
     The Phoenix Edge(R)--
       SVUL...................      $     3.51            $     3.35            $     1.05            $   1.16
     The Phoenix Edge(R)--
       VUL....................      $     3.51            $     3.35            $     1.05            $   1.16

                                 Lazard Retirement     Lord Abbett Bond-    Lord Abbett Growth    Lord Abbett Mid-
                               Small Cap Portfolio - Debenture Portfolio -      and Income      Cap Value Portfolio -
                                  Service Shares           Class VC        Portfolio - Class VC       Class VC
                               --------------------- --------------------- -------------------- ---------------------
Assets:
 Investments at fair value....      $  220,788            $  205,349            $4,133,281            $442,758
                                    ----------            ----------            ----------            --------
 Total Assets.................      $  220,788            $  205,349            $4,133,281            $442,758
Liabilities:
 Payable to PHL Variable
   Insurance Company..........      $       --            $       --            $       --            $     --
                                    ----------            ----------            ----------            --------
   Total Net Assets...........      $  220,788            $  205,349            $4,133,281            $442,758
                                    ==========            ==========            ==========            ========
   Units Outstanding..........         185,906               171,560             3,218,188             358,711
                                    ==========            ==========            ==========            ========
 Investment shares held.......          22,123                17,447               148,093              23,426
 Investments at cost..........      $  315,199            $  204,919            $4,163,548            $481,987
   Unit Value
     Phoenix Benefit Choice
       VUL/SM/................      $       --            $       --            $       --            $     --
     Phoenix Express
       VUL(R).................      $       --            $       --            $     1.29            $   1.26
     The Phoenix Edge(R)--
       SVUL...................      $     1.19            $     1.20            $     1.28            $   1.23
     The Phoenix Edge(R)--
       VUL....................      $     1.19            $     1.20            $     1.28            $   1.23

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                                                                                 Oppenheimer
                                     Mutual Shares    Neuberger Berman    Neuberger Berman   Capital Appreciation
                                   Securities Fund -    AMT Fasciano        AMT Guardian      Fund/VA - Service
                                        Class 2      Portfolio - S Class Portfolio - S Class        Shares
                                   ----------------- ------------------- ------------------- --------------------
Assets:
 Investments at fair value........    $1,795,898          $  5,859           $  490,866           $   25,210
                                      ----------          --------           ----------           ----------
 Total Assets.....................    $1,795,898          $  5,859           $  490,866           $   25,210
Liabilities:
 Payable to PHL Variable Insurance
   Company........................    $       --          $     --           $       --           $       --
                                      ----------          --------           ----------           ----------
   Total Net Assets...............    $1,795,898          $  5,859           $  490,866           $   25,210
                                      ==========          ========           ==========           ==========
   Units Outstanding..............       660,605             5,998              430,269               21,621
                                      ==========          ========           ==========           ==========
 Investment shares held...........        88,950               404               23,352                  539
 Investments at cost..............    $1,678,762          $  6,239           $  489,214           $   23,405
   Unit Value
     Phoenix Benefit Choice
       VUL/SM/....................    $     1.00          $     --           $       --           $     1.02
     Phoenix Express VUL(R).......    $     1.35          $   0.97           $     1.13           $       --
     The Phoenix Edge(R)--
       SVUL.......................    $     3.48          $   0.98           $     1.14           $       --
     The Phoenix Edge(R)--
       VUL........................    $     3.48          $   0.98           $     1.14           $     1.17

                                      Oppenheimer     Oppenheimer Main
                                   Global Securities  Street Small Cap
                                   Fund/VA - Service  Fund/VA - Service    Phoenix Capital    Phoenix Growth and
                                        Shares             Shares           Growth Series       Income Series
                                   ----------------- ------------------- ------------------- --------------------
Assets:
 Investments at fair value........    $   40,360          $370,098           $1,067,304           $3,163,919
                                      ----------          --------           ----------           ----------
 Total Assets.....................    $   40,360          $370,098           $1,067,304           $3,163,919
Liabilities:
 Payable to PHL Variable Insurance
   Company........................    $       --          $     --           $       --           $       --
                                      ----------          --------           ----------           ----------
   Total Net Assets...............    $   40,360          $370,098           $1,067,304           $3,163,919
                                      ==========          ========           ==========           ==========
   Units Outstanding..............        35,515           372,869              362,924            1,008,791
                                      ==========          ========           ==========           ==========
 Investment shares held...........         1,113            20,527               63,509              211,774
 Investments at cost..............    $   39,776          $390,935           $  923,482           $2,736,718
   Unit Value
     Phoenix Benefit Choice
       VUL/SM/....................    $     0.99          $     --           $       --           $       --
     Phoenix Express VUL(R).......    $     1.13          $   0.98           $       --           $     1.34
     The Phoenix Edge(R)--
       SVUL.......................    $     1.14          $   0.99           $     2.94           $     3.27
     The Phoenix Edge(R)--
       VUL........................    $     1.14          $   0.99           $     2.94           $     3.27

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                                                                 Phoenix Multi-      Phoenix Multi-
                                        Phoenix Mid-Cap     Phoenix Money     Sector Fixed Income  Sector Short Term
                                         Growth Series      Market Series            Series           Bond Series
                                       ----------------- -------------------- -------------------- ------------------
Assets:
  Investments at fair value...........     $234,470           $2,952,115           $1,574,563          $  333,197
                                           --------           ----------           ----------          ----------
  Total Assets........................     $234,470           $2,952,115           $1,574,563          $  333,197
Liabilities:
  Payable to PHL Variable
   Insurance Company..................     $     --           $       --           $       --          $       --
                                           --------           ----------           ----------          ----------
   Total Net Assets...................     $234,470           $2,952,115           $1,574,563          $  333,197
                                           ========           ==========           ==========          ==========
   Units Outstanding..................       81,609            1,301,308              564,429             282,352
                                           ========           ==========           ==========          ==========
  Investment shares held..............       14,299              295,212              173,310              33,772
  Investments at cost.................     $180,461           $2,952,115           $1,603,880          $  339,588
   Unit Value.........................
     Phoenix Benefit Choice VUL/SM/...     $     --           $       --           $       --          $       --
     Phoenix Express VUL(R)...........     $   1.37           $     1.10           $     1.12          $     1.11
     The Phoenix Edge(R)-- SVUL.......     $   2.88           $     2.30           $     2.95          $     1.21
     The Phoenix Edge(R)-- VUL........     $   2.88           $     2.30           $     2.95          $     1.21

                                                                                                     Phoenix-Duff &
                                       Phoenix Strategic   Phoenix-Aberdeen   Phoenix-Alger Small- Phelps Real Estate
                                       Allocation Series International Series  Cap Growth Series   Securities Series
                                       ----------------- -------------------- -------------------- ------------------
Assets:
  Investments at fair value...........     $725,005           $8,012,689           $1,552,603          $2,137,067
                                           --------           ----------           ----------          ----------
  Total Assets........................     $725,005           $8,012,689           $1,552,603          $2,137,067
Liabilities:
  Payable to PHL Variable
   Insurance Company..................     $     --           $       --           $       --          $       --
                                           --------           ----------           ----------          ----------
   Total Net Assets...................     $725,005           $8,012,689           $1,552,603          $2,137,067
                                           ========           ==========           ==========          ==========
   Units Outstanding..................      241,819            1,699,020              313,858             459,192
                                           ========           ==========           ==========          ==========
  Investment shares held..............       55,968              418,575               86,975              79,673
  Investments at cost.................     $776,120           $7,132,069           $1,502,861          $2,158,184
   Unit Value.........................
     Phoenix Benefit Choice VUL/SM/...     $     --           $     1.02           $       --          $       --
     Phoenix Express VUL(R)...........     $     --           $     1.75           $     1.71          $     1.38
     The PhoenixEdge(R)-- SVUL........     $   3.00           $     4.91           $     5.07          $     4.84
     The Phoenix Edge(R)-- VUL........     $   3.00           $     4.91           $     5.07          $     4.84

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                          Phoenix-S&P        Phoenix-S&P        Phoenix-S&P        Phoenix-S&P
                                         Dynamic Asset      Dynamic Asset      Dynamic Asset      Dynamic Asset
                                       Allocation Series: Allocation Series: Allocation Series: Allocation Series:
                                       Aggressive Growth        Growth            Moderate       Moderate Growth
                                       ------------------ ------------------ ------------------ ------------------
Assets:
  Investments at fair value...........     $1,815,511         $1,289,561          $    452           $532,975
                                           ----------         ----------          --------           --------
  Total Assets........................     $1,815,511         $1,289,561          $    452           $532,975
Liabilities:
  Payable to PHL Variable
   Insurance Company..................     $       --         $       --          $     --           $     --
                                           ----------         ----------          --------           --------
   Total Net Assets...................     $1,815,511         $1,289,561          $    452           $532,975
                                           ==========         ==========          ========           ========
   Units Outstanding..................      1,487,423          1,084,128               396            453,764
                                           ==========         ==========          ========           ========
  Investment shares held..............        153,063            111,747                42             47,181
  Investments at cost.................     $1,719,616         $1,259,463          $    461           $519,012
   Unit Value
     Phoenix Benefit Choice VUL/SM/...     $       --         $       --          $     --           $     --
     Phoenix Express VUL(R)...........     $     1.21         $     1.18          $     --           $   1.17
     The Phoenix Edge(R)--SVUL........     $     1.22         $     1.19          $     --           $   1.18
     The Phoenix Edge(R)--VUL.........     $     1.22         $     1.19          $   1.14           $   1.18

                                        Phoenix-Sanford    Phoenix-Sanford      Phoenix-Van        Phoenix-Van
                                       Bernstein Mid-Cap   Bernstein Small-   Kampen Comstock   Kampen Equity 500
                                          Value Series     Cap Value Series        Series          Index Series
                                       ------------------ ------------------ ------------------ ------------------
Assets:
  Investments at fair value...........     $1,664,267         $1,135,283          $473,990           $750,159
                                           ----------         ----------          --------           --------
  Total Assets........................     $1,664,267         $1,135,283          $473,990           $750,159
Liabilities:
  Payable to PHL Variable
   Insurance Company..................     $       --         $       --          $     --           $     --
                                           ----------         ----------          --------           --------
   Total Net Assets...................     $1,664,267         $1,135,283          $473,990           $750,159
                                           ==========         ==========          ========           ========
   Units Outstanding..................        470,161            318,845           163,019            252,656
                                           ==========         ==========          ========           ========
  Investment shares held..............        131,200             78,501            37,940             56,800
  Investments at cost.................     $1,882,725         $1,337,403          $491,279           $682,891
   Unit Value
     Phoenix Benefit Choice VUL/SM/...     $       --         $       --          $     --           $     --
     Phoenix Express VUL(R)...........     $     1.33         $     1.31          $     --           $   1.30
     The Phoenix Edge(R)-- SVUL.......     $     3.70         $     3.66          $   2.91           $   3.07
     The Phoenix Edge(R)--VUL.........     $     3.70         $     3.66          $   2.91           $   3.07


                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                            PIMCO VIT
                                          CommodityReal                                            Rydex Variable
                                         Return Strategy     PIMCO VIT Real    PIMCO VIT Total     Trust Inverse
                                       Portfolio - Advisor Return Portfolio - Return Portfolio -  Government Long
                                              Class          Advisor Class      Advisor Class    Bond Strategy Fund
                                       ------------------- ------------------ ------------------ ------------------
Assets:
  Investments at fair value...........      $305,221            $34,373            $101,711           $ 35,093
                                            --------            -------            --------           --------
  Total Assets........................      $305,221            $34,373            $101,711           $ 35,093
Liabilities:
  Payable to PHL Variable
   Insurance Company..................      $     --            $    --            $     --           $     --
                                            --------            -------            --------           --------
   Total Net Assets...................      $305,221            $34,373            $101,711           $ 35,093
                                            ========            =======            ========           ========
   Units Outstanding..................       258,254             30,422              89,913             37,910
                                            ========            =======            ========           ========
  Investment shares held..............        22,864              2,734               9,697              1,793
  Investments at cost.................      $278,088            $33,625            $ 98,331           $ 41,061
   Unit Value
     Phoenix Benefit Choice VUL/SM/...      $     --            $    --            $     --           $     --
     Phoenix Express VUL(R)...........      $   1.17            $  1.12            $   1.12           $     --
     The Phoenix Edge(R)--SVUL........      $   1.18            $  1.13            $   1.13           $   0.93
     The Phoenix Edge(R)--VUL.........      $   1.18            $  1.13            $   1.13           $   0.93

                                                             Rydex Variable   Sentinel Variable  Sentinel Variable
                                         Rydex Variable       Trust Sector      Products Bond     Products Common
                                         Trust Nova Fund     Rotation Fund           Fund            Stock Fund
                                       ------------------- ------------------ ------------------ ------------------
Assets:
  Investments at fair value...........      $ 34,568            $30,601            $ 28,727           $150,322
                                            --------            -------            --------           --------
  Total Assets........................      $ 34,568            $30,601            $ 28,727           $150,322
Liabilities:
  Payable to PHL Variable
   Insurance Company..................      $     --            $    --            $     --           $     --
                                            --------            -------            --------           --------
   Total Net Assets...................      $ 34,568            $30,601            $ 28,727           $150,322
                                            ========            =======            ========           ========
   Units Outstanding..................        20,008             15,310              28,050            146,383
                                            ========            =======            ========           ========
  Investment shares held..............         3,436              1,996               2,876             10,498
  Investments at cost.................      $ 27,195            $22,678            $ 29,502           $153,559
   Unit Value
     Phoenix Benefit Choice VUL/SM/...      $     --            $    --            $     --           $     --
     Phoenix Express VUL(R)...........      $   1.34            $    --            $     --           $     --
     The Phoenix Edge(R)--SVUL........      $     --            $    --            $   1.02           $   1.03
     The Phoenix Edge(R)--VUL.........      $   1.76            $  2.00            $   1.02           $   1.03


                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                                                                   Templeton
                                       Sentinel Variable  Sentinel Variable    Developing Markets   Templeton Foreign
                                       Products Mid Cap     Products Small     Securities Fund -    Securities Fund -
                                          Growth Fund        Company Fund           Class 2              Class 2
                                       ----------------- -------------------- -------------------- -------------------
Assets:
  Investments at fair value...........    $    7,544           $22,521             $  468,648          $1,239,510
                                          ----------           -------             ----------          ----------
  Total Assets........................    $    7,544           $22,521             $  468,648          $1,239,510
Liabilities:
  Payable to PHL Variable
   Insurance Company..................    $       --           $    --             $       --          $       --
                                          ----------           -------             ----------          ----------
   Total Net Assets...................    $    7,544           $22,521             $  468,648          $1,239,510
                                          ==========           =======             ==========          ==========
   Units Outstanding..................         6,973            22,314                337,797             327,307
                                          ==========           =======             ==========          ==========
  Investment shares held..............           607             1,611                 29,290              61,210
  Investments at cost.................    $    7,601           $24,739             $  414,833          $  947,614
   Unit Value
     Phoenix Benefit Choice VUL/SM/...    $       --           $    --             $       --          $       --
     Phoenix Express VUL(R)...........    $       --           $    --             $     1.38          $     1.55
     The Phoenix Edge(R)-- SVUL.......    $       --           $  1.01             $     1.39          $     4.08
     The Phoenix Edge(R)--VUL.........    $     1.08           $  1.01             $     1.39          $     4.08

                                       Templeton Growth     Van Kampen UIF                               Wanger
                                       Securities Fund -  Equity and Income          Wanger        International Small
                                            Class 2      Portfolio - Class II International Select         Cap
                                       ----------------- -------------------- -------------------- -------------------
Assets:
  Investments at fair value...........    $1,331,198           $11,187             $1,001,441          $3,458,541
                                          ----------           -------             ----------          ----------
  Total Assets........................    $1,331,198           $11,187             $1,001,441          $3,458,541
Liabilities:
  Payable to PHL Variable
   Insurance Company..................    $       --           $    --             $       --          $       --
                                          ----------           -------             ----------          ----------
   Total Net Assets...................    $1,331,198           $11,187             $1,001,441          $3,458,541
                                          ==========           =======             ==========          ==========
   Units Outstanding..................       501,194            10,007                181,489             571,628
                                          ==========           =======             ==========          ==========
  Investment shares held..............        86,218               759                 35,676              78,532
  Investments at cost.................    $1,222,223           $11,187             $  830,587          $2,405,128
   Unit Value
     Phoenix Benefit Choice VUL/SM/...    $     1.00           $    --             $       --          $       --
     Phoenix Express VUL(R)...........    $     1.35           $    --             $     1.90          $     1.84
     The Phoenix Edge(R)-- SVUL.......    $     3.56           $    --             $     6.08          $     6.28
     The Phoenix Edge(R)-- VUL........    $     3.56           $  1.12             $     6.08          $     6.28

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                                            Wanger U.S.
                                           Wanger Select Smaller Companies
                                           ------------- -----------------
Assets:
 Investments at fair value................  $1,439,115      $1,029,715
                                            ----------      ----------
 Total Assets.............................  $1,439,115      $1,029,715
Liabilities:
 Payable to PHL Variable Insurance Company  $       --      $       --
                                            ----------      ----------
   Total Net Assets.......................  $1,439,115      $1,029,715
                                            ==========      ==========
   Units Outstanding......................     327,787         270,537
                                            ==========      ==========
 Investment shares held...................      51,250          28,398
 Investments at cost......................  $1,393,002      $  913,201
   Unit Value
     Phoenix Benefit Choice VUL/SM/.......  $       --      $       --
     Phoenix Express VUL(R)...............  $     1.56      $     1.30
     The Phoenix Edge(R)--SVUL............  $     4.43      $     3.82
     The Phoenix Edge(R)--VUL.............  $     4.43      $     3.82


                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007

                                     AIM V.I. Capital                         AIM V.I. Mid Cap     Alger American
                                    Appreciation Fund - AIM V.I. Core Equity Core Equity Fund -   Leveraged AllCap
                                          Class I          Fund - Class I          Class I       Portfolio - Class O
                                    ------------------- -------------------- ------------------- -------------------
Income:
   Dividends.......................      $     --             $  6,033            $    282            $      --
Expenses:
   Mortality and expense fees......           262                   --                  --                  166
   Administrative fees.............            --                   --                  --                   --
                                         --------             --------            --------            ---------
Net investment income (loss).......          (262)               6,033                 282                 (166)
                                         --------             --------            --------            ---------
Realized gains (losses) on
  investments
   Realized gain (loss) on sale of
     fund shares...................           582                  113                 501                4,882
   Realized gain distributions.....            --                   --               1,841                   --
                                         --------             --------            --------            ---------
   Realized gain (loss)............           582                  113               2,342                4,882
                                         --------             --------            --------            ---------
Change in unrealized appreciation
  (depreciation) during the year...       199,306               32,382               8,973               94,144
                                         --------             --------            --------            ---------
Net increase (decrease) in net
  assets from operations...........      $199,626             $ 38,528            $ 11,597            $  98,860
                                         ========             ========            ========            =========

                                                                                                    Fidelity VIP
                                      DWS Equity 500     Federated Fund for    Federated High       Contrafund(R)
                                     Index Fund VIP -     U.S. Government     Income Bond Fund   Portfolio - Service
                                          Class A          Securities II     II - Primary Shares        Class
                                    ------------------- -------------------- ------------------- -------------------
Income:
   Dividends.......................      $ 39,849             $147,163            $ 17,958            $  22,170
Expenses:
   Mortality and expense fees......           301                  720                  24                  194
   Administrative fees.............            --                   --                  --                   --
                                         --------             --------            --------            ---------
Net investment income (loss).......        39,548              146,443              17,934               21,976
                                         --------             --------            --------            ---------
Realized gains (losses) on
  investments
   Realized gain (loss) on sale of
     fund shares...................            88                  903              (1,414)               5,471
   Realized gain distributions.....            --                   --                  --              660,858
                                         --------             --------            --------            ---------
   Realized gain (loss)............            88                  903              (1,414)             666,329
                                         --------             --------            --------            ---------
Change in unrealized appreciation
  (depreciation) during the year...        90,790               79,321             (10,666)            (315,705)
                                         --------             --------            --------            ---------
Net increase (decrease) in net
  assets from operations...........      $130,426             $226,667            $  5,854            $ 372,600
                                         ========             ========            ========            =========

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                    Fidelity VIP Growth                         Fidelity VIP
                                       Opportunities    Fidelity VIP Growth   Investment Grade     Franklin Income
                                    Portfolio - Service Portfolio - Service   Bond Portfolio -    Securities Fund -
                                           Class               Class           Service Class           Class 2
                                    ------------------- ------------------- -------------------- -------------------
Income:
   Dividends.......................      $      --           $  7,263            $     267            $  7,346
Expenses:
   Mortality and expense fees......            346                 36                   65                 406
   Administrative fees.............             --                 --                   --                  --
                                         ---------           --------            ---------            --------
Net investment income (loss).......           (346)             7,227                  202               6,940
                                         ---------           --------            ---------            --------
Realized gains (losses) on
  investments
   Realized gain (loss) on sale of
     fund shares...................            347              4,211                    5                 (82)
   Realized gain distributions.....             --              1,167                   --               1,362
                                         ---------           --------            ---------            --------
   Realized gain (loss)............            347              5,378                    5               1,280
                                         ---------           --------            ---------            --------
Change in unrealized appreciation
  (depreciation) during the year...        307,702            280,918                7,601             (14,387)
                                         ---------           --------            ---------            --------
Net increase (decrease) in net
  assets from operations...........      $ 307,703           $293,523            $   7,808            $ (6,167)
                                         =========           ========            =========            ========

                                     Lazard Retirement   Lord Abbett Bond-   Lord Abbett Growth   Lord Abbett Mid-
                                    Small Cap Portfolio Debenture Portfolio      and Income      Cap Value Portfolio
                                     - Service Shares       - Class VC      Portfolio - Class VC     - Class VC
                                    ------------------- ------------------- -------------------- -------------------
Income:
   Dividends.......................      $      --           $ 12,421            $  51,487            $  1,928
Expenses:
   Mortality and expense fees......             --                 --                  418                  52
   Administrative fees.............             --                 --                   --                  --
                                         ---------           --------            ---------            --------
Net investment income (loss).......             --             12,421               51,069               1,876
                                         ---------           --------            ---------            --------
Realized gains (losses) on
  investments
   Realized gain (loss) on sale of
     fund shares...................           (482)               490                 (277)              2,995
   Realized gain distributions.....         90,878                672              283,921              56,664
                                         ---------           --------            ---------            --------
   Realized gain (loss)............         90,396              1,162              283,644              59,659
                                         ---------           --------            ---------            --------
Change in unrealized appreciation
  (depreciation) during the year...       (108,214)            (1,561)            (237,127)            (58,803)
                                         ---------           --------            ---------            --------
Net increase (decrease) in net
  assets from operations...........      $ (17,818)          $ 12,022            $  97,586            $  2,732
                                         =========           ========            =========            ========


                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                                                Neuberger   Neuberger  Oppenheimer
                                                     Mutual      Berman      Berman      Capital
                                                     Shares        AMT         AMT     Appreciation
                                                   Securities   Fasciano    Guardian    Fund/VA -
                                                     Fund -    Portfolio - Portfolio -   Service
                                                     Class 2     S Class     S Class      Shares
                                                   ----------- ----------- ----------- ------------
Income:
   Dividends......................................  $ 22,488    $     --    $    827     $      1
Expenses:
   Mortality and expense fees.....................       662          --          48           --
   Administrative fees............................        --          --          --           --
                                                    --------    --------    --------     --------
Net investment income (loss)......................    21,826          --         779            1
                                                    --------    --------    --------     --------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares....    14,412          17         (39)           7
   Realized gain distributions....................    55,057          50          --           --
                                                    --------    --------    --------     --------
   Realized gain (loss)...........................    69,469          67         (39)           7
                                                    --------    --------    --------     --------
Change in unrealized appreciation (depreciation)
  during the year.................................   (64,939)       (366)      1,651        1,656
                                                    --------    --------    --------     --------
Net increase (decrease) in net assets from
  operations......................................  $ 26,356    $   (299)   $  2,391     $  1,664
                                                    ========    ========    ========     ========

                                                   Oppenheimer Oppenheimer
                                                     Global    Main Street
                                                   Securities   Small Cap    Phoenix     Phoenix
                                                    Fund/VA -   Fund/VA -    Capital    Growth and
                                                     Service     Service     Growth       Income
                                                     Shares      Shares      Series       Series
                                                   ----------- ----------- ----------- ------------
Income:
   Dividends......................................  $    244    $     34    $  2,780     $ 29,755
Expenses:
   Mortality and expense fees.....................        10          39          --          377
   Administrative fees............................        --          --          --           --
                                                    --------    --------    --------     --------
Net investment income (loss)......................       234          (5)      2,780       29,378
                                                    --------    --------    --------     --------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares....      (124)       (103)      1,524       16,178
   Realized gain distributions....................     1,018         735          --       78,701
                                                    --------    --------    --------     --------
   Realized gain (loss)...........................       894         632       1,524       94,879
                                                    --------    --------    --------     --------
Change in unrealized appreciation (depreciation)
  during the year.................................        48     (21,111)     98,563       46,393
                                                    --------    --------    --------     --------
Net increase (decrease) in net assets from
  operations......................................  $  1,176    $(20,484)   $102,867     $170,650
                                                    ========    ========    ========     ========

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                                                             Phoenix
                                                                             Multi-
                                                    Phoenix      Phoenix     Sector      Phoenix
                                                    Mid-Cap       Money       Fixed    Multi-Sector
                                                     Growth      Market      Income     Short Term
                                                     Series      Series      Series    Bond Series
                                                   ---------- ------------- ---------  ------------
Income:
   Dividends...................................... $      --    $134,993    $  75,305   $   17,197
Expenses:
   Mortality and expense fees.....................        --         436          186          348
   Administrative fees............................        --          --           --           --
                                                   ---------    --------    ---------   ----------
Net investment income (loss)......................        --     134,557       75,119       16,849
                                                   ---------    --------    ---------   ----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares....     4,388          --         (102)         (11)
   Realized gain distributions....................        --          --           --           --
                                                   ---------    --------    ---------   ----------
   Realized gain (loss)...........................     4,388          --         (102)         (11)
                                                   ---------    --------    ---------   ----------
Change in unrealized appreciation (depreciation)
  during the year.................................    39,267          --      (30,629)      (5,612)
                                                   ---------    --------    ---------   ----------
Net increase (decrease) in net assets from
  operations...................................... $  43,655    $134,557    $  44,388   $   11,226
                                                   =========    ========    =========   ==========

                                                                                         Phoenix-
                                                                            Phoenix-      Duff &
                                                    Phoenix     Phoenix-      Alger    Phelps Real
                                                   Strategic    Aberdeen    Small-Cap     Estate
                                                   Allocation International  Growth     Securities
                                                     Series      Series      Series       Series
                                                   ---------- ------------- ---------  ------------
Income:
   Dividends...................................... $  19,120    $113,079    $      --   $   33,450
Expenses:
   Mortality and expense fees.....................        --         733           78          141
   Administrative fees............................        --          --           --           --
                                                   ---------    --------    ---------   ----------
Net investment income (loss)......................    19,120     112,346         (78)       33,309
                                                   ---------    --------    ---------   ----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares....     2,886           2        9,336      (65,012)
   Realized gain distributions....................    39,765     398,855      271,204      213,638
                                                   ---------    --------    ---------   ----------
   Realized gain (loss)...........................    42,651     398,857      280,540      148,626
                                                   ---------    --------    ---------   ----------
Change in unrealized appreciation (depreciation)
  during the year.................................  (19,477)     392,868     (81,076)    (616,985)
                                                   ---------    --------    ---------   ----------
Net increase (decrease) in net assets from
  operations...................................... $  42,294    $904,071    $ 199,386   $ (435,050)
                                                   =========    ========    =========   ==========

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                                     Phoenix-
                                                       S&P        Phoenix-    Phoenix-
                                                     Dynamic        S&P         S&P
                                                      Asset       Dynamic     Dynamic      Phoenix-S&P
                                                    Allocation     Asset       Asset      Dynamic Asset
                                                     Series:     Allocation  Allocation Allocation Series:
                                                    Aggressive    Series:     Series:        Moderate
                                                      Growth       Growth     Moderate        Growth
                                                   ------------ ------------ ---------- ------------------
Income:
   Dividends......................................  $   19,048   $   16,369  $       8       $ 8,987
Expenses:
   Mortality and expense fees.....................         238          313         --           867
   Administrative fees............................          --           --         --            --
                                                    ----------   ----------  ---------       -------
Net investment income (loss)......................      18,810       16,056          8         8,120
                                                    ----------   ----------  ---------       -------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares....       1,714          509          3         1,363
   Realized gain distributions....................      15,404        8,199          6         6,073
                                                    ----------   ----------  ---------       -------
   Realized gain (loss)...........................      17,118        8,708          9         7,436
                                                    ----------   ----------  ---------       -------
Change in unrealized appreciation (depreciation)
  during the year.................................      47,031       19,502         (9)       11,085
                                                    ----------   ----------  ---------       -------
Net increase (decrease) in net assets from
  operations......................................  $   82,959   $   44,266  $       8       $26,641
                                                    ==========   ==========  =========       =======

                                                     Phoenix-     Phoenix-    Phoenix-
                                                     Sanford      Sanford       Van
                                                    Bernstein    Bernstein     Kampen      Phoenix-Van
                                                     Mid-Cap     Small-Cap    Comstock    Kampen Equity
                                                   Value Series Value Series   Series    500 Index Series
                                                   ------------ ------------ ---------- ------------------
Income:
   Dividends......................................  $    1,829   $       --  $   8,201       $11,185
Expenses:
   Mortality and expense fees.....................         166           83         --            75
   Administrative fees............................          --           --         --            --
                                                    ----------   ----------  ---------       -------
Net investment income (loss)......................       1,663         (83)      8,201        11,110
                                                    ----------   ----------  ---------       -------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares....        (535)        (489)     2,958        17,567
   Realized gain distributions....................     198,463      154,005     25,355            --
                                                    ----------   ----------  ---------       -------
   Realized gain (loss)...........................     197,928      153,516     28,313        17,567
                                                    ----------   ----------  ---------       -------
Change in unrealized appreciation (depreciation)
  during the year.................................   (211,504)    (194,353)   (45,440)        17,898
                                                    ----------   ----------  ---------       -------
Net increase (decrease) in net assets from
  operations......................................  $  (11,913)  $  (40,920) $  (8,926)      $46,575
                                                    ==========   ==========  =========       =======


                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                                                                                Rydex
                                                                                               Variable
                                                                         PIMCO       PIMCO      Trust
                                                       PIMCO VIT       VIT Real    VIT Total   Inverse
                                                     CommodityReal      Return      Return    Government
                                                    Return Strategy   Portfolio - Portfolio - Long Bond
                                                   Portfolio -Advisor   Advisor     Advisor    Strategy
                                                         Class           Class       Class       Fund
                                                   ------------------ ----------- ----------- ----------
Income:
   Dividends......................................      $  7,615        $  704      $3,726     $  1,686
Expenses:
   Mortality and expense fees.....................            29             4          19           --
   Administrative fees............................            --            --          --           --
                                                        --------        ------      ------     --------
Net investment income (loss)......................         7,586           700       3,707        1,686
                                                        --------        ------      ------     --------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares....          (175)            4         138          110
   Realized gain distributions....................            --            75          --           --
                                                        --------        ------      ------     --------
   Realized gain (loss)...........................          (175)           79         138          110
                                                        --------        ------      ------     --------
Change in unrealized appreciation (depreciation)
  during the year.................................        27,828         1,131       3,749       (3,664)
                                                        --------        ------      ------     --------
Net increase (decrease) in net assets from
  operations......................................      $ 35,239        $1,910      $7,594     $ (1,868)
                                                        ========        ======      ======     ========

                                                                         Rydex
                                                                       Variable    Sentinel    Sentinel
                                                                         Trust     Variable    Variable
                                                                        Sector     Products    Products
                                                     Rydex Variable    Rotation      Bond       Common
                                                    Trust Nova Fund      Fund        Fund     Stock Fund
                                                   ------------------ ----------- ----------- ----------
Income:
   Dividends......................................      $    489        $   --      $1,097     $  1,547
Expenses:
   Mortality and expense fees.....................             8            --          --           --
   Administrative fees............................            --            --          --           --
                                                        --------        ------      ------     --------
Net investment income (loss)......................           481            --       1,097        1,547
                                                        --------        ------      ------     --------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares....         2,460         1,497          --           --
   Realized gain distributions....................            --         2,254          --        2,619
                                                        --------        ------      ------     --------
   Realized gain (loss)...........................         2,460         3,751          --        2,619
                                                        --------        ------      ------     --------
Change in unrealized appreciation (depreciation)
  during the year.................................       (3,030)         2,221       (775)      (3,237)
                                                        --------        ------      ------     --------
Net increase (decrease) in net assets from
  operations......................................      $    (89)       $5,972      $  322     $    929
                                                        ========        ======      ======     ========


                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                                    Sentinel   Sentinel     Templeton
                                                    Variable   Variable    Developing     Templeton
                                                    Products   Products      Markets       Foreign
                                                    Mid Cap      Small     Securities    Securities
                                                     Growth     Company      Fund -        Fund -
                                                      Fund       Fund        Class 2       Class 2
                                                   ---------- ----------- ------------- -------------
Income:
   Dividends...................................... $      --    $   125     $  5,300      $ 21,704
Expenses:
   Mortality and expense fees.....................        --         --            2           201
   Administrative fees............................        --         --           --            --
                                                   ---------    -------     --------      --------
Net investment income (loss)......................        --        125        5,298        21,503
                                                   ---------    -------     --------      --------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares....         1         --            5         8,219
   Realized gain distributions....................        --      2,012       18,212        49,504
                                                   ---------    -------     --------      --------
   Realized gain (loss)...........................         1      2,012       18,217        57,723
                                                   ---------    -------     --------      --------
Change in unrealized appreciation (depreciation)
  during the year.................................       (57)    (2,218)      42,062        70,029
                                                   ---------    -------     --------      --------
Net increase (decrease) in net assets from
  operations...................................... $     (56)   $   (81)    $ 65,577      $149,255
                                                   =========    =======     ========      ========

                                                              Van Kampen
                                                   Templeton      UIF
                                                     Growth   Equity and
                                                   Securities   Income       Wanger        Wanger
                                                     Fund -   Portfolio - International International
                                                    Class 2    Class II      Select       Small Cap
                                                   ---------- ----------- ------------- -------------
Income:
   Dividends...................................... $  12,997    $   107     $  3,011      $ 25,618
Expenses:
   Mortality and expense fees.....................       503         --          179           213
   Administrative fees............................        --         --           --            --
                                                   ---------    -------     --------      --------
Net investment income (loss)......................    12,494        107        2,832        25,405
                                                   ---------    -------     --------      --------
Realized gains (losses) on investments............
   Realized gain (loss) on sale of fund shares....      (278)        40           95        41,026
   Realized gain distributions....................    41,471        151       48,358       230,683
                                                   ---------    -------     --------      --------
   Realized gain (loss)...........................    41,193        191       48,453       271,709
                                                   ---------    -------     --------      --------
Change in unrealized appreciation (depreciation)
  during the year.................................  (45,760)      (157)       71,690       190,736
                                                   ---------    -------     --------      --------
Net increase (decrease) in net assets from
  operations...................................... $   7,927    $   141     $122,975      $487,850
                                                   =========    =======     ========      ========


                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                                                                      Wanger U.S.
                                                                             Wanger     Smaller
                                                                             Select    Companies
                                                                            --------  -----------
Income:
   Dividends............................................................... $     --    $    --
Expenses:
   Mortality and expense fees..............................................       12          4
   Administrative fees.....................................................       --         --
                                                                            --------    -------
Net investment income (loss)...............................................      (12)        (4)
                                                                            --------    -------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares.............................    1,062      4,825
   Realized gain distributions.............................................    7,085     43,255
                                                                            --------    -------
   Realized gain (loss)....................................................    8,147     48,080
                                                                            --------    -------
Change in unrealized appreciation (depreciation) during the year...........  (23,168)       159
                                                                            --------    -------
Net increase (decrease) in net assets from operations...................... $(15,033)   $48,235
                                                                            ========    =======


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006

                                                AIM V.I. Capital         AIM V.I. Core Equity
                                             Appreciation Fund - Class I   Fund - Class I
                                             --------------------------  ------------------
                                                2007          2006         2007       2006
                                              ----------    ----------   --------   --------
Increase (decrease) in net assets from
  operations:
   Net investment income (loss)............. $     (262)   $      682    $  6,033   $  2,479
   Realized gains (losses)..................        582          (248)        113       (171)
   Unrealized appreciation
     (depreciation) during the year.........    199,306        72,527      32,382     36,504
                                              ----------    ----------   --------   --------
Net increase (decrease) in net assets
  from operations...........................    199,626        72,961      38,528     38,812
                                              ----------    ----------   --------   --------
Contract transactions:
   Payments received from contract
     owners.................................    575,478       528,718     102,126     81,240
   Transfers between Investment Options
     (including Guaranteed Interest
     Account), net..........................     11,756       208,607     (20,168)   381,913
   Transfers for contract benefits and
     terminations...........................    (55,891)      (46,057)     (6,780)   (10,522)
   Contract maintenance charges.............   (182,002)     (126,480)    (36,939)   (25,416)
                                              ----------    ----------   --------   --------
Net increase (decrease) in net assets
  resulting from contract transactions......    349,341       564,788      38,239    427,215
                                              ----------    ----------   --------   --------
       Total increase (decrease) in net
         assets.............................    548,967       637,749      76,767    466,027
Net assets at beginning of period...........  1,459,667       821,918     466,027         --
                                              ----------    ----------   --------   --------
Net assets at end of period................. $2,008,634    $1,459,667    $542,794   $466,027
                                              ==========    ==========   ========   ========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                                            Alger American
                                                    AIM V.I. Mid Cap Core  Leveraged AllCap
                                                    Equity Fund - Class I Portfolio - Class O
                                                    --------------------  ------------------
                                                      2007       2006       2007      2006
                                                    --------   --------   --------  --------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $    282   $  1,059   $   (166) $    (86)
   Realized gains (losses).........................    2,342     11,197      4,882     1,006
   Unrealized appreciation (depreciation) during
     the year......................................    8,973     (1,337)    94,144    46,409
                                                    --------   --------   --------  --------
Net increase (decrease) in net assets from
  operations.......................................   11,597     10,919     98,860    47,329
                                                    --------   --------   --------  --------
Contract transactions:
   Payments received from contract owners..........   29,845     44,003     38,092    44,419
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..  (11,388)    (9,742)    (3,331)    1,958
   Transfers for contract benefits and
     terminations..................................   (3,021)    (1,080)   (15,938)   (1,010)
   Contract maintenance charges....................  (15,221)   (15,256)   (28,082)  (16,488)
                                                    --------   --------   --------  --------
Net increase (decrease) in net assets resulting
  from contract transactions.......................      215     17,925     (9,259)   28,879
                                                    --------   --------   --------  --------
       Total increase (decrease) in net assets.....   11,812     28,844     89,601    76,208
Net assets at beginning of period..................  116,665     87,821    301,010   224,802
                                                    --------   --------   --------  --------
Net assets at end of period........................ $128,477   $116,665   $390,611  $301,010
                                                    ========   ========   ========  ========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                    DWS Equity 500 Index Fund Federated Fund for U.S.
                                                         VIP - Class A        Government Securities II
                                                    ------------------------  ----------------------
                                                       2007         2006         2007         2006
                                                    ----------   ----------   ----------   ----------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $   39,548   $   16,977   $  146,443   $   67,348
   Realized gains (losses).........................         88       (1,136)         903        1,203
   Unrealized appreciation (depreciation) during
     the year......................................     90,790      232,242       79,321       28,689
                                                    ----------   ----------   ----------   ----------
Net increase (decrease) in net assets from
  operations.......................................    130,426      248,083      226,667       97,240
                                                    ----------   ----------   ----------   ----------
Contract transactions:
   Payments received from contract owners..........    866,857      754,506    1,331,043    1,233,930
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..     51,881      327,112      100,121      327,250
   Transfers for contract benefits and
     terminations..................................    (87,778)     (85,279)    (100,604)    (143,403)
   Contract maintenance charges....................   (255,013)    (157,191)    (314,722)    (225,571)
                                                    ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting
  from contract transactions.......................    575,947      839,148    1,015,838    1,192,206
                                                    ----------   ----------   ----------   ----------
       Total increase (decrease) in net assets.....    706,373    1,087,231    1,242,505    1,289,446
Net assets at beginning of period..................  2,228,699    1,141,468    2,893,016    1,603,570
                                                    ----------   ----------   ----------   ----------
Net assets at end of period........................ $2,935,072   $2,228,699   $4,135,521   $2,893,016
                                                    ==========   ==========   ==========   ==========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                    Federated High Income
                                                    Bond Fund II - Primary Fidelity VIP Contrafund
                                                          Shares           Portfolio - Service Class
                                                    ---------------------  ------------------------
                                                      2007        2006        2007         2006
                                                     --------   --------   ----------   ----------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $ 17,934    $ 12,312   $   21,976   $   17,970
   Realized gains (losses).........................   (1,414)     (1,759)     666,329      147,368
   Unrealized appreciation (depreciation) during
     the year......................................  (10,666)      4,693     (315,705)      10,655
                                                     --------   --------   ----------   ----------
Net increase (decrease) in net assets from
  operations.......................................    5,854      15,246      372,600      175,993
                                                     --------   --------   ----------   ----------
Contract transactions:
   Payments received from contract owners..........   75,421      66,689      607,688      456,638
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..   23,482       4,762       71,464      297,858
   Transfers for contract benefits and
     terminations..................................   (5,076)     (6,276)     (53,740)     (17,407)
   Contract maintenance charges....................  (24,050)    (16,523)    (192,098)    (107,722)
                                                     --------   --------   ----------   ----------
Net increase (decrease) in net assets resulting
  from contract transactions.......................   69,777      48,652      433,314      629,367
                                                     --------   --------   ----------   ----------
       Total increase (decrease) in net assets.....   75,631      63,898      805,914      805,360
Net assets at beginning of period..................  202,264     138,366    1,955,171    1,149,811
                                                     --------   --------   ----------   ----------
Net assets at end of period........................ $277,895    $202,264   $2,761,085   $1,955,171
                                                     ========   ========   ==========   ==========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                    Fidelity VIP Growth
                                   Opportunities Portfolio -   Fidelity VIP Growth
                                       Service Class         Portfolio - Service Class
                                   ------------------------  ------------------------
                                      2007         2006         2007         2006
                                    ----------    --------   ----------   ----------
Increase (decrease) in net
  assets from operations:
   Net investment income
     (loss)....................... $     (346)   $  1,538    $    7,227   $    2,396
   Realized gains (losses)........        347         414         5,378          468
   Unrealized appreciation
     (depreciation) during
     the year.....................    307,702      51,184       280,918       59,135
                                    ----------    --------   ----------   ----------
Net increase (decrease) in
  net assets from operations......    307,703      53,136       293,523       61,999
                                    ----------    --------   ----------   ----------
Contract transactions:
   Payments received from
     contract owners..............    861,716     423,505       246,359      283,948
   Transfers between
     Investment Options
     (including Guaranteed
     Interest Account), net.......    573,859     257,646        (1,416)     (29,129)
   Transfers for contract
     benefits and terminations....    (45,941)    (45,075)      (79,171)     (14,022)
   Contract maintenance
     charges......................   (214,952)    (77,103)      (96,296)     (79,968)
                                    ----------    --------   ----------   ----------
Net increase (decrease) in
  net assets resulting from
  contract transactions...........  1,174,682     558,973        69,476      160,829
                                    ----------    --------   ----------   ----------
       Total increase
         (decrease) in net
         assets...................  1,482,385     612,109       362,999      222,828
Net assets at beginning of
  period..........................    868,012     255,903     1,046,899      824,071
                                    ----------    --------   ----------   ----------
Net assets at end of period....... $2,350,397    $868,012    $1,409,898   $1,046,899
                                    ==========    ========   ==========   ==========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                              Fidelity VIP
                                             Investment Grade  Franklin Income
                                             Bond Portfolio - Securities Fund -
                                             Service Class         Class 2
                                             ---------------- -----------------
                                               2007     2006    2007      2006
                                             --------   ----  --------  -------
Increase (decrease) in net assets from
  operations:
   Net investment income (loss)............. $    202   $--   $  6,940  $    (2)
   Realized gains (losses)..................        5    --      1,280    3,884
   Unrealized appreciation
     (depreciation) during the year.........    7,601    --    (14,387)     911
                                             --------   ---   --------  -------
Net increase (decrease) in net assets
  from operations...........................    7,808    --     (6,167)   4,793
                                             --------   ---   --------  -------
Contract transactions:
   Payments received from contract
     owners.................................  152,135    --    361,962    1,939
   Transfers between Investment Options
     (including Guaranteed Interest
     Account), net..........................  242,848    --    167,079   16,489
   Transfers for contract benefits and
     terminations...........................   (4,227)   --     (1,930)      --
   Contract maintenance charges.............  (31,581)   --    (21,897)  (1,043)
                                             --------   ---   --------  -------
Net increase (decrease) in net assets
  resulting from contract transactions......  359,175    --    505,214   17,385
                                             --------   ---   --------  -------
       Total increase (decrease) in net
         assets.............................  366,983    --    499,047   22,178
Net assets at beginning of period...........       --    --     22,178       --
                                             --------   ---   --------  -------
Net assets at end of period................. $366,983   $--   $521,225  $22,178
                                             ========   ===   ========  =======

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                    Lazard Retirement     Lord Abbett Bond-
                                   Small Cap Portfolio - Debenture Portfolio -
                                      Service Shares          Class VC
                                   -------------------   --------------------
                                      2007       2006      2007       2006
                                   ---------   --------  --------   --------
Increase (decrease) in net
  assets from operations:
   Net investment income
     (loss)....................... $      --   $     --  $ 12,421   $ 11,324
   Realized gains (losses)........    90,396     17,366     1,162        443
   Unrealized appreciation
     (depreciation) during
     the year.....................  (108,214)    10,481    (1,561)     4,788
                                   ---------   --------  --------   --------
Net increase (decrease) in
  net assets from operations......   (17,818)    27,847    12,022     16,555
                                   ---------   --------  --------   --------
Contract transactions:
   Payments received from
     contract owners..............    52,570     61,635    48,584     53,580
   Transfers between
     Investment Options
     (including Guaranteed
     Interest Account), net.......    (8,686)    (4,943)    5,718    (21,700)
   Transfers for contract
     benefits and terminations....    (2,755)      (171)  (34,512)    (2,584)
   Contract maintenance
     charges......................   (16,965)   (15,749)  (23,787)   (12,757)
                                   ---------   --------  --------   --------
Net increase (decrease) in
  net assets resulting from
  contract transactions...........    24,164     40,772    (3,997)    16,539
                                   ---------   --------  --------   --------
       Total increase
         (decrease) in net
         assets...................     6,346     68,619     8,025     33,094
Net assets at beginning of
  period..........................   214,442    145,823   197,324    164,230
                                   ---------   --------  --------   --------
Net assets at end of period....... $ 220,788   $214,442  $205,349   $197,324
                                   =========   ========  ========   ========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                               Lord Abbett Mid-Cap
                                   Lord Abbett Growth and       Value Portfolio -
                                   Income Portfolio - Class VC      Class VC
                                   --------------------------  ------------------
                                      2007          2006         2007      2006
                                    ----------    ----------   --------  --------
Increase (decrease) in net
  assets from operations:
   Net investment income
     (loss)....................... $   51,069    $   32,017    $  1,876  $  1,747
   Realized gains (losses)........    283,644        86,645      59,659    28,983
   Unrealized appreciation
     (depreciation) during
     the year.....................   (237,127)      215,274     (58,803)    9,734
                                    ----------    ----------   --------  --------
Net increase (decrease) in
  net assets from operations......     97,586       333,936       2,732    40,464
                                    ----------    ----------   --------  --------
Contract transactions:
   Payments received from
     contract owners..............  1,236,903       891,946     144,322   121,938
   Transfers between
     Investment Options
     (including Guaranteed
     Interest Account), net.......    535,139       338,575       8,841   (35,964)
   Transfers for contract
     benefits and terminations....   (123,715)      (80,745)    (18,846)   (8,405)
   Contract maintenance
     charges......................   (341,345)     (204,219)    (56,199)  (46,117)
                                    ----------    ----------   --------  --------
Net increase (decrease) in
  net assets resulting from
  contract transactions...........  1,306,982       945,557      78,118    31,452
                                    ----------    ----------   --------  --------
       Total increase
         (decrease) in net
         assets...................  1,404,568     1,279,493      80,850    71,916
Net assets at beginning of
  period..........................  2,728,713     1,449,220     361,908   289,992
                                    ----------    ----------   --------  --------
Net assets at end of period....... $4,133,281    $2,728,713    $442,758  $361,908
                                    ==========    ==========   ========  ========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                            Neuberger Berman
                                   Mutual Shares Securities   AMT Fasciano
                                       Fund - Class 2       Portfolio - S Class
                                   ----------------------   ------------------
                                      2007         2006      2007       2006
                                   ----------   ----------   ------   -------
Increase (decrease) in net
  assets from operations:
   Net investment income
     (loss)....................... $   21,826   $    9,054  $   --    $    --
   Realized gains (losses)........     69,469       23,491      67         38
   Unrealized appreciation
     (depreciation) during
     the year.....................    (64,939)     110,761    (366)       (14)
                                   ----------   ----------   ------   -------
Net increase (decrease) in
  net assets from operations......     26,356      143,306    (299)        24
                                   ----------   ----------   ------   -------
Contract transactions:
   Payments received from
     contract owners..............    598,888      135,313   1,317      2,445
   Transfers between
     Investment Options
     (including Guaranteed
     Interest Account), net.......      8,877      475,048   3,456        613
   Transfers for contract
     benefits and terminations....     (4,833)         (15)    (17)    (1,229)
   Contract maintenance
     charges......................    (94,220)     (42,176)   (407)       (44)
                                   ----------   ----------   ------   -------
Net increase (decrease) in
  net assets resulting from
  contract transactions...........    508,712      568,170   4,349      1,785
                                   ----------   ----------   ------   -------
       Total increase
         (decrease) in net
         assets...................    535,068      711,476   4,050      1,809
Net assets at beginning of
  period..........................  1,260,830      549,354   1,809         --
                                   ----------   ----------   ------   -------
Net assets at end of period....... $1,795,898   $1,260,830  $5,859    $ 1,809
                                   ==========   ==========   ======   =======


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                              Oppenheimer
                                        Neuberger Berman        Capital
                                         AMT Guardian       Appreciation Fund/
                                        Portfolio - S Class VA - Service Shares
                                        ------------------- ------------------
                                          2007       2006     2007      2006
                                         --------    ----    -------   ------
Increase (decrease) in net assets
  from operations:
   Net investment income (loss)........ $    779     $--    $     1    $   --
   Realized gains (losses).............      (39)     --          7        --
   Unrealized appreciation
     (depreciation) during the year....    1,651      --      1,656       148
                                         --------    ---     -------   ------
Net increase (decrease) in net
  assets from operations...............    2,391      --      1,664       148
                                         --------    ---     -------   ------
Contract transactions:
   Payments received from contract
     owners............................  212,500      --      5,136        45
   Transfers between Investment
     Options (including Guaranteed
     Interest Account), net............  322,038      --     14,043     5,817
   Transfers for contract benefits
     and terminations..................   (9,462)     --        (40)       --
   Contract maintenance charges........  (36,601)     --     (1,534)      (69)
                                         --------    ---     -------   ------
Net increase (decrease) in net
  assets resulting from contract
  transactions.........................  488,475      --     17,605     5,793
                                         --------    ---     -------   ------
       Total increase (decrease)
         in net assets.................  490,866      --     19,269     5,941
Net assets at beginning of period......       --      --      5,941        --
                                         --------    ---     -------   ------
Net assets at end of period............ $490,866     $--    $25,210    $5,941
                                         ========    ===     =======   ======


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                               Oppenheimer      Oppenheimer Main
                                             Global Securities  Street Small Cap
                                                Fund/VA -          Fund/VA -
                                              Service Shares     Service Shares
                                             ---------------   -----------------
                                               2007     2006     2007      2006
                                             -------   ------  --------  -------
Increase (decrease) in net assets from
  operations:
   Net investment income (loss)............. $   234   $   (1) $     (5) $    --
   Realized gains (losses)..................     894        4       632       32
   Unrealized appreciation
     (depreciation) during the year.........      48      535   (21,111)     274
                                             -------   ------  --------  -------
Net increase (decrease) in net assets
  from operations...........................   1,176      538   (20,484)     306
                                             -------   ------  --------  -------
Contract transactions:
   Payments received from contract
     owners.................................  27,879      923   167,926    3,305
   Transfers between Investment Options
     (including Guaranteed Interest
     Account), net..........................  10,112    5,642   253,953    3,978
   Transfers for contract benefits and
     terminations...........................  (1,460)      --    (7,096)  (1,353)
   Contract maintenance charges.............  (4,114)    (336)  (30,239)    (198)
                                             -------   ------  --------  -------
Net increase (decrease) in net assets
  resulting from contract transactions......  32,417    6,229   384,544    5,732
                                             -------   ------  --------  -------
       Total increase (decrease) in net
         assets.............................  33,593    6,767   364,060    6,038
Net assets at beginning of period...........   6,767       --     6,038       --
                                             -------   ------  --------  -------
Net assets at end of period................. $40,360   $6,767  $370,098  $ 6,038
                                             =======   ======  ========  =======


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                   Phoenix Capital Growth Phoenix Growth and Income
                                          Series                  Series
                                   --------------------   ------------------------
                                      2007        2006       2007         2006
                                   ----------   --------  ----------   ----------
Increase (decrease) in net
  assets from operations:
   Net investment income
     (loss)....................... $    2,780   $  1,849  $   29,378   $   24,202
   Realized gains (losses)........      1,524       (579)     94,879          (33)
   Unrealized appreciation
     (depreciation) during
     the year.....................     98,563     14,905      46,393      287,609
                                   ----------   --------  ----------   ----------
Net increase (decrease) in
  net assets from operations......    102,867     16,175     170,650      311,778
                                   ----------   --------  ----------   ----------
Contract transactions:
   Payments received from
     contract owners..............    143,649     99,981     737,703      628,206
   Transfers between
     Investment Options
     (including Guaranteed
     Interest Account), net.......    (23,877)   380,824    (111,393)     501,158
   Transfers for contract
     benefits and terminations....    (22,127)    (2,396)    (61,161)     (49,949)
   Contract maintenance
     charges......................    (71,582)   (46,551)   (212,427)    (155,171)
                                   ----------   --------  ----------   ----------
Net increase (decrease) in
  net assets resulting from
  contract transactions...........     26,063    431,858     352,722      924,244
                                   ----------   --------  ----------   ----------
       Total increase
         (decrease) in net
         assets...................    128,930    448,033     523,372    1,236,022
Net assets at beginning of
  period..........................    938,374    490,341   2,640,547    1,404,525
                                   ----------   --------  ----------   ----------
Net assets at end of period....... $1,067,304   $938,374  $3,163,919   $2,640,547
                                   ==========   ========  ==========   ==========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                     Phoenix Mid-Cap
                                      Growth Series    Phoenix Money Market Series
                                   ------------------  --------------------------
                                     2007      2006        2007          2006
                                   --------  --------  -----------   -----------
Increase (decrease) in net
  assets from operations:
   Net investment income
     (loss)....................... $     --  $     --  $   134,557   $    80,142
   Realized gains (losses)........    4,388    (1,249)          --            --
   Unrealized appreciation
     (depreciation) during
     the year.....................   39,267     5,523           --            --
                                   --------  --------  -----------   -----------
Net increase (decrease) in
  net assets from operations......   43,655     4,274      134,557        80,142
                                   --------  --------  -----------   -----------
Contract transactions:
   Payments received from
     contract owners..............   55,260    45,627    8,725,691     6,200,933
   Transfers between
     Investment Options
     (including Guaranteed
     Interest Account), net.......  (47,901)   21,773   (6,224,624)   (4,934,827)
   Transfers for contract
     benefits and terminations....     (933)   (1,159)  (1,590,348)     (770,833)
   Contract maintenance
     charges......................  (16,672)  (14,192)    (439,750)     (330,017)
                                   --------  --------  -----------   -----------
Net increase (decrease) in
  net assets resulting from
  contract transactions...........  (10,246)   52,049      470,969       165,256
                                   --------  --------  -----------   -----------
       Total increase
         (decrease) in net
         assets...................   33,409    56,323      605,526       245,398
Net assets at beginning of
  period..........................  201,061   144,738    2,346,589     2,101,191
                                   --------  --------  -----------   -----------
Net assets at end of period....... $234,470  $201,061  $ 2,952,115   $ 2,346,589
                                   ========  ========  ===========   ===========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                   Phoenix Multi-Sector Fixed Phoenix Multi-Sector
                                        Income Series         Short Term Bond Series
                                   -------------------------  ---------------------
                                      2007          2006        2007        2006
                                    ----------   ----------    --------   --------
Increase (decrease) in net
  assets from operations:
   Net investment income
     (loss)....................... $   75,119    $   53,499   $ 16,849    $ 10,356
   Realized gains (losses)........       (102)        1,018        (11)         65
   Unrealized appreciation
     (depreciation) during
     the year.....................    (30,629)        9,841     (5,612)      1,508
                                    ----------   ----------    --------   --------
Net increase (decrease) in
  net assets from operations......     44,388        64,358     11,226      11,929
                                    ----------   ----------    --------   --------
Contract transactions:
   Payments received from
     contract owners..............    364,066       269,495     78,477      85,142
   Transfers between
     Investment Options
     (including Guaranteed
     Interest Account), net.......    273,379        12,854      4,524      21,476
   Transfers for contract
     benefits and terminations....    (60,324)      (72,733)    (4,799)     (2,916)
   Contract maintenance
     charges......................   (103,610)      (58,589)   (11,692)     (9,675)
                                    ----------   ----------    --------   --------
Net increase (decrease) in
  net assets resulting from
  contract transactions...........    473,511       151,027     66,510      94,027
                                    ----------   ----------    --------   --------
       Total increase
         (decrease) in net
         assets...................    517,899       215,385     77,736     105,956
Net assets at beginning of
  period..........................  1,056,664       841,279    255,461     149,505
                                    ----------   ----------    --------   --------
Net assets at end of period....... $1,574,563    $1,056,664   $333,197    $255,461
                                    ==========   ==========    ========   ========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                     Phoenix Strategic      Phoenix-Aberdeen
                                                     Allocation Series    International Series
                                                    -------------------  ----------------------
                                                      2007       2006       2007        2006
                                                    --------  ---------  ----------  ----------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $ 19,120  $  14,733  $  112,346  $   45,235
   Realized gains (losses).........................   42,651     71,236     398,857       1,746
   Unrealized appreciation (depreciation) during
     the year......................................  (19,477)   (22,356)    392,868     396,464
                                                    --------  ---------  ----------  ----------
Net increase (decrease) in net assets from
  operations.......................................   42,294     63,613     904,071     443,445
                                                    --------  ---------  ----------  ----------
Contract transactions:
   Payments received from contract owners..........  118,562    301,464   2,251,303     587,621
   Transfers between Investment Options
     (including Guaranteed Interest Account, net...   68,377      6,106     742,842   3,446,644
   Transfers for contract benefits and
     terminations..................................  (50,604)  (151,655)   (179,166)    (81,491)
   Contract maintenance charges....................  (62,468)   (40,878)   (599,883)   (143,445)
                                                    --------  ---------  ----------  ----------
Net increase (decrease) in net assets resulting
  from contract transactions.......................   73,867    115,037   2,215,096   3,809,329
                                                    --------  ---------  ----------  ----------
       Total increase (decrease) in net assets.....  116,161    178,650   3,119,167   4,252,774
Net assets at beginning of period..................  608,844    430,194   4,893,522     640,748
                                                    --------  ---------  ----------  ----------
Net assets at end of period........................ $725,005  $ 608,844  $8,012,689  $4,893,522
                                                    ========  =========  ==========  ==========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                    Phoenix-Alger Small-Cap  Phoenix-Duff & Phelps
                                                         Growth Series      Real Estate Securities Series
                                                    ----------------------  ----------------------------
                                                       2007        2006        2007           2006
                                                    ----------  ----------   ----------     ----------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $      (78) $       86  $   33,309     $   29,744
   Realized gains (losses).........................    280,540      14,677     148,626        209,515
   Unrealized appreciation (depreciation) during
     the year......................................    (81,076)    106,039    (616,985)       424,978
                                                    ----------  ----------   ----------     ----------
Net increase (decrease) in net assets from
  operations.......................................    199,386     120,802    (435,050)       664,237
                                                    ----------  ----------   ----------     ----------
Contract transactions:
   Payments received from contract owners..........    366,583     224,780     703,292        704,699
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..    (64,294)    545,826    (432,616)       (23,276)
   Transfers for contract benefits and
     terminations..................................    (32,016)    (12,451)    (93,028)       (75,086)
   Contract maintenance charges....................   (118,324)    (64,623)   (228,572)      (147,991)
                                                    ----------  ----------   ----------     ----------
Net increase (decrease) in net assets resulting
  from contract transactions.......................    151,949     693,532     (50,924)       458,346
                                                    ----------  ----------   ----------     ----------
       Total increase (decrease) in net assets.....    351,335     814,334    (485,974)     1,122,583
Net assets at beginning of period..................  1,201,268     386,934   2,623,041      1,500,458
                                                    ----------  ----------   ----------     ----------
Net assets at end of period........................ $1,552,603  $1,201,268  $2,137,067     $2,623,041
                                                    ==========  ==========   ==========     ==========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                     Phoenix-S&P Dynamic      Phoenix-S&P Dynamic
                                                    Asset Allocation Series: Asset Allocation Series:
                                                      Aggressive Growth             Growth
                                                    -----------------------  -----------------------
                                                       2007         2006        2007         2006
                                                    ----------   ---------    ----------   --------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $   18,810   $   7,859   $   16,056    $  3,038
   Realized gains (losses).........................     17,118         332        8,708          49
   Unrealized appreciation (depreciation) during
     the year......................................     47,031      48,864       19,502      10,596
                                                    ----------   ---------    ----------   --------
Net increase (decrease) in net assets from
  operations.......................................     82,959      57,055       44,266      13,683
                                                    ----------   ---------    ----------   --------
Contract transactions:
   Payments received from contract owners..........    553,819     317,269      537,177     120,006
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..    514,556     570,128      623,977     145,931
   Transfers for contract benefits and
     terminations..................................     (1,335)   (135,110)     (95,607)     (8,956)
   Contract maintenance charges....................   (124,981)    (18,849)     (78,260)    (12,656)
                                                    ----------   ---------    ----------   --------
Net increase (decrease) in net assets resulting
  from contract transactions.......................    942,059     733,438      987,287     244,325
                                                    ----------   ---------    ----------   --------
       Total increase (decrease) in net assets.....  1,025,018     790,493    1,031,553     258,008
Net assets at beginning of period..................    790,493          --      258,008          --
                                                    ----------   ---------    ----------   --------
Net assets at end of period........................ $1,815,511   $ 790,493   $1,289,561    $258,008
                                                    ==========   =========    ==========   ========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                    Phoenix-S&P
                                                    Dynamic Asset
                                                    Allocation    Phoenix-S&P Dynamic
                                                      Series:     Asset Allocation Series:
                                                     Moderate       Moderate Growth
                                                    ------------- -----------------------
                                                     2007   2006     2007        2006
                                                    -----   ----   ---------    --------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $   8   $--   $   8,120    $  2,900
   Realized gains (losses).........................     9    --       7,436       1,059
   Unrealized appreciation (depreciation) during
     the year......................................    (9)   --      11,085       2,878
                                                    -----   ---    ---------    --------
Net increase (decrease) in net assets from
  operations.......................................     8    --      26,641       6,837
                                                    -----   ---    ---------    --------
Contract transactions:
   Payments received from contract owners..........   815    --     338,376     171,878
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..   126    --     120,476     136,832
   Transfers for contract benefits and
     terminations..................................    --    --     (68,698)       (429)
   Contract maintenance charges....................  (497)   --    (117,431)    (81,507)
                                                    -----   ---    ---------    --------
Net increase (decrease) in net assets resulting
  from contract transactions.......................   444    --     272,723     226,774
                                                    -----   ---    ---------    --------
       Total increase (decrease) in net assets.....   452    --     299,364     233,611
Net assets at beginning of period..................    --    --     233,611          --
                                                    -----   ---    ---------    --------
Net assets at end of period........................ $ 452   $--   $ 532,975    $233,611
                                                    =====   ===    =========    ========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                                                 Phoenix-Sanford
                                                    Phoenix-Sanford Bernstein  Bernstein Small-Cap
                                                     Mid-Cap Value Series         Value Series
                                                    ------------------------  --------------------
                                                       2007         2006         2007       2006
                                                    ----------   ----------   ----------  --------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $    1,663   $    3,721   $      (83) $  1,704
   Realized gains (losses).........................    197,928      115,014      153,516   114,806
   Unrealized appreciation (depreciation) during
     the year......................................   (211,504)     (16,555)    (194,353)  (22,815)
                                                    ----------   ----------   ----------  --------
Net increase (decrease) in net assets from
  operations.......................................    (11,913)     102,180      (40,920)   93,695
                                                    ----------   ----------   ----------  --------
Contract transactions:
   Payments received from contract owners..........    559,607      387,493      333,994   281,881
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..    256,120      130,568      113,197   116,731
   Transfers for contract benefits and
     terminations..................................    (25,866)     (26,604)     (28,326)  (20,323)
   Contract maintenance charges....................   (126,546)     (66,894)     (88,608)  (51,663)
                                                    ----------   ----------   ----------  --------
Net increase (decrease) in net assets resulting
  from contract transactions.......................    663,315      424,563      330,257   326,626
                                                    ----------   ----------   ----------  --------
       Total increase (decrease) in net assets.....    651,402      526,743      289,337   420,321
Net assets at beginning of period..................  1,012,865      486,122      845,946   425,625
                                                    ----------   ----------   ----------  --------
Net assets at end of period........................ $1,664,267   $1,012,865   $1,135,283  $845,946
                                                    ==========   ==========   ==========  ========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                    Phoenix-Van Kampen   Phoenix-Van Kampen
                                                      Comstock Series   Equity 500 Index Series
                                                    ------------------  ----------------------
                                                      2007      2006       2007        2006
                                                    --------  --------   ---------   --------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $  8,201  $  7,854  $  11,110    $  6,076
   Realized gains (losses).........................   28,313    82,415     17,567         415
   Unrealized appreciation (depreciation) during
     the year......................................  (45,440)   (4,772)    17,898      42,081
                                                    --------  --------   ---------   --------
Net increase (decrease) in net assets from
  operations.......................................   (8,926)   85,497     46,575      48,572
                                                    --------  --------   ---------   --------
Contract transactions:
   Payments received from contract owners..........  135,745   149,638    146,008      60,639
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..  (91,634)  (74,647)  (193,515)    639,765
   Transfers for contract benefits and
     terminations..................................  (18,303)   (9,272)   (17,238)    (18,818)
   Contract maintenance charges....................  (38,155)  (32,403)  (101,187)    (22,424)
                                                    --------  --------   ---------   --------
Net increase (decrease) in net assets resulting
  from contract transactions.......................  (12,347)   33,316   (165,932)    659,162
                                                    --------  --------   ---------   --------
       Total increase (decrease) in net assets.....  (21,273)  118,813   (119,357)    707,734
Net assets at beginning of period..................  495,263   376,450    869,516     161,782
                                                    --------  --------   ---------   --------
Net assets at end of period........................ $473,990  $495,263  $ 750,159    $869,516
                                                    ========  ========   =========   ========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                        PIMCO VIT
                                                    CommodityRealReturn   PIMCO VIT Real
                                                    Strategy Portfolio - Return Portfolio -
                                                      Advisor Class        Advisor Class
                                                    -------------------  ----------------
                                                      2007       2006      2007      2006
                                                    --------   -------   -------   -------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $  7,586   $   308   $   700   $   126
   Realized gains (losses).........................     (175)       47        79       241
   Unrealized appreciation (depreciation) during
     the year......................................   27,828      (695)    1,131      (382)
                                                    --------   -------   -------   -------
Net increase (decrease) in net assets from
  operations.......................................   35,239      (340)    1,910       (15)
                                                    --------   -------   -------   -------
Contract transactions:
   Payments received from contract owners..........  116,220     3,760    13,965     1,301
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..  169,900     8,480    11,780     9,000
   Transfers for contract benefits and
     terminations..................................   (6,375)       (2)     (175)   (1,199)
   Contract maintenance charges....................  (21,260)     (401)   (2,028)     (166)
                                                    --------   -------   -------   -------
Net increase (decrease) in net assets resulting
  from contract transactions.......................  258,485    11,837    23,542     8,936
                                                    --------   -------   -------   -------
       Total increase (decrease) in net assets.....  293,724    11,497    25,452     8,921
Net assets at beginning of period..................   11,497        --     8,921        --
                                                    --------   -------   -------   -------
Net assets at end of period........................ $305,221   $11,497   $34,373   $ 8,921
                                                    ========   =======   =======   =======


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                                       Rydex Variable Trust
                                                     PIMCO VIT Total   Inverse Government
                                                    Return Portfolio - Long Bond Strategy
                                                      Advisor Class          Fund
                                                    -----------------  -------------------
                                                      2007      2006     2007       2006
                                                    --------  -------   -------   -------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $  3,707  $   645  $ 1,686    $ 1,410
   Realized gains (losses).........................      138      359      110       (106)
   Unrealized appreciation (depreciation) during
     the year......................................    3,749     (368)  (3,664)     1,163
                                                    --------  -------   -------   -------
Net increase (decrease) in net assets from
  operations.......................................    7,594      636   (1,868)     2,467
                                                    --------  -------   -------   -------
Contract transactions:
   Payments received from contract owners..........   12,898   11,010   11,628     11,959
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..   26,080   53,908   (6,044)    (6,174)
   Transfers for contract benefits and
     terminations..................................      (14)  (2,395)      --         --
   Contract maintenance charges....................   (7,468)    (538)  (3,738)    (4,303)
                                                    --------  -------   -------   -------
Net increase (decrease) in net assets resulting
  from contract transactions.......................   31,496   61,985    1,846      1,482
                                                    --------  -------   -------   -------
       Total increase (decrease) in net assets.....   39,090   62,621      (22)     3,949
Net assets at beginning of period..................   62,621       --   35,115     31,166
                                                    --------  -------   -------   -------
Net assets at end of period........................ $101,711  $62,621  $35,093    $35,115
                                                    ========  =======   =======   =======


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                    Rydex Variable Trust Rydex Variable Trust
                                                        Nova Fund        Sector Rotation Fund
                                                    -------------------  ------------------
                                                      2007      2006       2007       2006
                                                    -------   --------   --------   --------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $   481   $    431   $     --   $     --
   Realized gains (losses).........................   2,460      2,223      3,751      1,762
   Unrealized appreciation (depreciation) during
     the year......................................  (3,030)     4,703      2,221      1,526
                                                    -------   --------   --------   --------
Net increase (decrease) in net assets from
  operations.......................................     (89)     7,357      5,972      3,288
                                                    -------   --------   --------   --------
Contract transactions:
   Payments received from contract owners..........   9,007      8,880      7,811      9,858
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..  (8,812)   (12,302)        --    (15,973)
   Transfers for contract benefits and
     terminations..................................      --         --       (798)    (1,404)
   Contract maintenance charges....................  (2,882)    (3,570)   (13,516)    (4,918)
                                                    -------   --------   --------   --------
Net increase (decrease) in net assets resulting
  from contract transactions.......................  (2,687)    (6,992)    (6,503)   (12,437)
                                                    -------   --------   --------   --------
       Total increase (decrease) in net assets.....  (2,776)       365       (531)    (9,149)
Net assets at beginning of period..................  37,344     36,979     31,132     40,281
                                                    -------   --------   --------   --------
Net assets at end of period........................ $34,568   $ 37,344   $ 30,601   $ 31,132
                                                    =======   ========   ========   ========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                    Sentinel Variable Sentinel Variable
                                                    Products Bond     Products Common
                                                        Fund            Stock Fund
                                                    ----------------- -----------------
                                                      2007     2006     2007      2006
                                                     -------   ----    --------   ----
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $ 1,097    $--    $  1,547    $--
   Realized gains (losses).........................      --     --       2,619     --
   Unrealized appreciation (depreciation) during
     the year......................................    (775)    --      (3,237)    --
                                                     -------   ---     --------   ---
Net increase (decrease) in net assets from
  operations.......................................     322     --         929     --
                                                     -------   ---     --------   ---
Contract transactions:
   Payments received from contract owners..........  10,851     --      69,298     --
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..  18,589     --      84,224     --
   Transfers for contract benefits and
     terminations..................................    (394)    --        (442)    --
   Contract maintenance charges....................    (641)    --      (3,687)    --
                                                     -------   ---     --------   ---
Net increase (decrease) in net assets resulting
  from contract transactions.......................  28,405     --     149,393     --
                                                     -------   ---     --------   ---
       Total increase (decrease) in net assets.....  28,727     --     150,322     --
Net assets at beginning of period..................      --     --          --     --
                                                     -------   ---     --------   ---
Net assets at end of period........................ $28,727    $--    $150,322    $--
                                                     =======   ===     ========   ===

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                      Sentinel
                                                    Variable Products Sentinel Variable
                                                      Mid Cap         Products Small
                                                    Growth Fund       Company Fund
                                                    ----------------- -----------------
                                                     2007      2006     2007     2006
                                                     ------    ----    -------   ----
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $   --     $--    $   125    $--
   Realized gains (losses).........................      1      --      2,012     --
   Unrealized appreciation (depreciation) during
     the year......................................    (57)     --     (2,218)    --
                                                     ------    ---     -------   ---
Net increase (decrease) in net assets from
  operations.......................................    (56)     --        (81)    --
                                                     ------    ---     -------   ---
Contract transactions:
   Payments received from contract owners..........     76      --     10,779     --
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..  7,584      --     12,443     --
   Transfers for contract benefits and
     terminations..................................     --      --        (60)    --
   Contract maintenance charges....................    (60)     --       (560)    --
                                                     ------    ---     -------   ---
Net increase (decrease) in net assets resulting
  from contract transactions.......................  7,600      --     22,602     --
                                                     ------    ---     -------   ---
       Total increase (decrease) in net assets.....  7,544      --     22,521     --
Net assets at beginning of period..................     --      --         --     --
                                                     ------    ---     -------   ---
Net assets at end of period........................ $7,544     $--    $22,521    $--
                                                     ======    ===     =======   ===


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                    Templeton Developing
                                                    Markets Securities      Templeton Foreign
                                                      Fund - Class 2     Securities Fund - Class 2
                                                    -------------------  ------------------------
                                                      2007       2006       2007         2006
                                                    --------   -------   ----------   ----------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $  5,298   $   508   $   21,503   $    9,071
   Realized gains (losses).........................   18,217       317       57,723          291
   Unrealized appreciation (depreciation) during
     the year......................................   42,062    11,753       70,029      151,267
                                                    --------   -------   ----------   ----------
Net increase (decrease) in net assets from
  operations.......................................   65,577    12,578      149,255      160,629
                                                    --------   -------   ----------   ----------
Contract transactions:
   Payments received from contract owners..........  121,100    23,956      281,649      260,137
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..  214,875    52,967     (188,746)     225,592
   Transfers for contract benefits and
     terminations..................................   (2,792)     (882)     (45,287)     (29,851)
   Contract maintenance charges....................  (16,394)   (2,337)     (95,227)     (62,926)
                                                    --------   -------   ----------   ----------
Net increase (decrease) in net assets resulting
  from contract transactions.......................  316,789    73,704      (47,611)     392,952
                                                    --------   -------   ----------   ----------
       Total increase (decrease) in net assets.....  382,366    86,282      101,644      553,581
Net assets at beginning of period..................   86,282        --    1,137,866      584,285
                                                    --------   -------   ----------   ----------
Net assets at end of period........................ $468,648   $86,282   $1,239,510   $1,137,866
                                                    ========   =======   ==========   ==========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                                               Van Kampen UIF
                                                      Templeton Growth        Equity and Income
                                                    Securities Fund - Class 2 Portfolio - Class II
                                                    ------------------------  -------------------
                                                       2007         2006        2007      2006
                                                     ----------    --------    -------    ------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $   12,494    $  7,900    $   107    $   --
   Realized gains (losses).........................     41,193      22,722        191         2
   Unrealized appreciation (depreciation) during
     the year......................................    (45,760)     88,016       (157)      157
                                                     ----------    --------    -------    ------
Net increase (decrease) in net assets from
  operations.......................................      7,927     118,638        141       159
                                                     ----------    --------    -------    ------
Contract transactions:
   Payments received from contract owners..........    507,720     139,896      4,561       522
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..    148,441      80,026      2,579     4,780
   Transfers for contract benefits and
     terminations..................................    (20,120)    (10,346)      (133)     (217)
   Contract maintenance charges....................    (80,003)    (38,666)    (1,066)     (139)
                                                     ----------    --------    -------    ------
Net increase (decrease) in net assets resulting
  from contract transactions.......................    556,038     170,910      5,941     4,946
                                                     ----------    --------    -------    ------
       Total increase (decrease) in net assets.....    563,965     289,548      6,082     5,105
Net assets at beginning of period..................    767,233     477,685      5,105        --
                                                     ----------    --------    -------    ------
Net assets at end of period........................ $1,331,198    $767,233    $11,187    $5,105
                                                     ==========    ========    =======    ======


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                    Wanger International   Wanger International
                                                           Select                Small Cap
                                                    --------------------  ----------------------
                                                       2007       2006       2007        2006
                                                    ----------  --------  ----------  ----------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $    2,832  $    425  $   25,405  $    9,267
   Realized gains (losses).........................     48,453     1,092     271,709      (1,533)
   Unrealized appreciation (depreciation) during
     the year......................................     71,690    77,471     190,736     591,866
                                                    ----------  --------  ----------  ----------
Net increase (decrease) in net assets from
  operations.......................................    122,975    78,988     487,850     599,600
                                                    ----------  --------  ----------  ----------
Contract transactions:
   Payments received from contract owners..........    196,364    88,387     665,518     595,055
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..    366,366    58,448    (146,504)    401,092
   Transfers for contract benefits and
     terminations..................................     (2,176)   (9,655)    (92,155)    (43,685)
   Contract maintenance charges....................    (44,429)  (19,889)   (228,370)   (125,946)
                                                    ----------  --------  ----------  ----------
Net increase (decrease) in net assets resulting
  from contract transactions.......................    516,125   117,291     198,489     826,516
                                                    ----------  --------  ----------  ----------
       Total increase (decrease) in net assets.....    639,100   196,279     686,339   1,426,116
Net assets at beginning of period..................    362,341   166,062   2,772,202   1,346,086
                                                    ----------  --------  ----------  ----------
Net assets at end of period........................ $1,001,441  $362,341  $3,458,541  $2,772,202
                                                    ==========  ========  ==========  ==========


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                                           Wanger U.S. Smaller
                                                        Wanger Select           Companies
                                                    --------------------  ---------------------
                                                       2007       2006       2007        2006
                                                    ----------  --------  ----------  ---------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $      (12) $    966  $       (4) $   1,522
   Realized gains (losses).........................      8,147     8,112      48,080     18,601
   Unrealized appreciation (depreciation) during
     the year......................................    (23,168)   43,929         159     30,046
                                                    ----------  --------  ----------  ---------
Net increase (decrease) in net assets from
  operations.......................................    (15,033)   53,007      48,235     50,169
                                                    ----------  --------  ----------  ---------
Contract transactions:
   Payments received from contract owners..........    101,160    65,951     219,844    318,314
   Transfers between Investment Options
     (including Guaranteed Interest Account), net..  1,026,576    60,979     129,268      1,837
   Transfers for contract benefits and
     terminations..................................     (6,230)   (1,930)    (79,826)  (137,961)
   Contract maintenance charges....................    (31,805)  (21,786)    (75,240)   (60,852)
                                                    ----------  --------  ----------  ---------
Net increase (decrease) in net assets resulting
  from contract transactions.......................  1,089,701   103,214     194,046    121,338
                                                    ----------  --------  ----------  ---------
       Total increase (decrease) in net assets.....  1,074,668   156,221     242,281    171,507
Net assets at beginning of period..................    364,447   208,226     787,434    615,927
                                                    ----------  --------  ----------  ---------
Net assets at end of period........................ $1,439,115  $364,447  $1,029,715  $ 787,434
                                                    ==========  ========  ==========  =========


                       See Notes to Financial Statements

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

Note 1--Organization

   The PHLVIC Variable Universal Life Account (the "Separate Account") is a separate investment account of PHL Variable Insurance Company ("PHL Variable"). PHL Variable is a Connecticut stock life insurance company and is an indirect wholly owned subsidiary of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established September 10, 1998. The Separate Account currently consists of 59 investment options that invest in shares of underlying funds. The underlying funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Rydex Variable Trust, The Sentinel Variable Products Trust, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds").

   The Separate Account invests in the following investment options:

     AIM V.I. Capital Appreciation Fund - Class I
     AIM V.I. Core Equity Fund - Class I
     AIM V.I. Mid Cap Core Equity Fund - Class I
     Alger American Leveraged AllCap Portfolio - Class O
     DWS Equity 500 Index Fund VIP - Class A
     Federated Fund for U.S. Government Securities II
     Federated High Income Bond Fund II - Primary Shares
     Fidelity VIP Contrafund(R) Portfolio - Service Class
     Fidelity VIP Growth Opportunities Portfolio - Service Class
     Fidelity VIP Growth Portfolio - Service Class
     Fidelity VIP Investment Grade Bond Portfolio - Service Class
     Franklin Income Securities Fund - Class 2
     Lazard Retirement Small Cap Portfolio - Service Shares
     Lord Abbett Bond-Debenture Portfolio - Class VC
     Lord Abbett Growth and Income Portfolio - Class VC
     Lord Abbett Mid-Cap Value Portfolio - Class VC
     Mutual Shares Securities Fund - Class 2 (included in Franklin Templeton
       Variable Insurance Products Trust)
     Neuberger Berman AMT Fasciano Portfolio - Class S
     Neuberger Berman AMT Guardian Portfolio - Class S
     Oppenheimer Capital Appreciation Fund/VA - Service Shares
     Oppenheimer Global Securities Fund/VA - Service Shares
     Oppenheimer Main Street Small Cap Fund/VA - Service Shares
     Phoenix Capital Growth Series
     Phoenix Growth and Income Series
     Phoenix Mid-Cap Growth Series
     Phoenix Money Market Series
     Phoenix Multi-Sector Fixed Income Series
     Phoenix Multi-Sector Short Term Bond Series
     Phoenix Strategic Allocation Series
     Phoenix-Aberdeen International Series
     Phoenix-Alger Small-Cap Growth Series

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

    Phoenix-Duff & Phelps Real Estate Securities Series
    Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth Phoenix-S&P Dynamic Asset Allocation Series: Growth
    Phoenix-S&P Dynamic Asset Allocation Series: Moderate Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth Phoenix-Sanford Bernstein Mid-Cap Value Series
    Phoenix-Sanford Bernstein Small-Cap Value Series
    Phoenix-Van Kampen Comstock Series
    Phoenix-Van Kampen Equity 500 Index Series
    PIMCO VIT CommodityRealReturn Strategy Portfolio - Advisor Class PIMCO VIT Real Return Portfolio - Advisor Class
    PIMCO VIT Total Return Portfolio - Advisor Class
    Rydex Variable Trust Inverse Government Long Bond Strategy Fund Rydex Variable Trust Nova Fund
    Rydex Variable Trust Sector Rotation Fund
    Sentinel Variable Products Balanced Fund
    Sentinel Variable Products Bond Fund
    Sentinel Variable Products Common Stock Fund
    Sentinel Variable Products Mid Cap Growth Fund
    Sentinel Variable Products Small Company Fund
    Templeton Developing Markets Securities Fund - Class 2
    Templeton Foreign Securities Fund - Class 2
    Templeton Growth Securities Fund - Class 2
    Van Kampen UIF Equity and Income Portfolio - Class II
    Wanger International Select
    Wanger International Small Cap
    Wanger Select
    Wanger U.S. Smaller Companies

   Additionally, policy owners also may direct the allocation of their investments between the Separate Account and the Guaranteed Interest Account.

   Comparative year information for the year ended December 31, 2004 and prior year financial highlight data (December 31, 2003 through December 31, 2004) have been reformatted to be consistent with the 2005, 2006 and 2007 disclosures.

   Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from PHL Variable's other asset and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business PHL Variable may conduct.

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

Note 2--Significant Accounting Policies

   The following is a summary of significant accounting policies of the Separate Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

A. Valuation of investments: Investments are made exclusively in the Funds and are valued at the reported net asset values per share of the respective investment options.

B. Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of the identified cost of the share sold. Dividend income and gains from investments are recorded on the ex-distribution date.

C. Income taxes: The Separate Account is not a separate entity from Phoenix, and under current federal income tax law, income arising from the Separate Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

D. Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

E. Distributions: Distributions from the Funds are recorded by each investment option on the ex-dividend date.

F. Fair Value Measurements: In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, or SFAS 157. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2 and 3"). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that we have the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs are unobservable inputs reflecting our estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). We have adopted SFAS 157 effective January 1, 2008. Adoption of this statement did not have a material impact on our financial statements.

Note 3--Purchases and Proceeds from Sales of Investments

   The cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows:

Investment Option                                                  Purchases   Sales
-----------------                                                  ---------- --------
    AIM V.I. Capital Appreciation Fund - Class I.................. $  658,590 $309,511
    AIM V.I. Core Equity Fund - Class I...........................    108,483   64,211
    AIM V.I. Mid Cap Core Equity Fund - Class I...................     32,025   29,687
    Alger American Leveraged AllCap Portfolio - Class O...........     38,092   47,517
    DWS Equity 500 Index Fund VIP - Class A.......................  1,068,924  453,429
    Federated Fund for U.S. Government Securities II..............  1,669,180  506,899
    Federated High Income Bond Fund II - Primary Shares...........    351,429  263,720
    Fidelity VIP Contrafund(R) Portfolio - Service Class..........  1,541,104  424,956
    Fidelity VIP Growth Opportunities Portfolio - Service Class...  1,501,016  326,680
    Fidelity VIP Growth Portfolio - Service Class.................    281,085  203,215

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

Investment Option                                                        Purchases     Sales
-----------------                                                       ----------- -----------
    Fidelity VIP Investment Grade Bond Portfolio - Service Class....... $   404,288 $    44,910
    Franklin Income Securities Fund - Class 2..........................     578,205      64,689
    Lazard Retirement Small Cap Portfolio - Service Shares.............     143,489      28,447
    Lord Abbett Bond-Debenture Portfolio - Class VC....................     305,193     296,098
    Lord Abbett Growth and Income Portfolio - Class VC.................   2,183,532     541,560
    Lord Abbett Mid-Cap Value Portfolio - Class VC.....................     245,482     108,824
    Mutual Shares Securities Fund - Class 2............................   1,220,209     634,613
    Neuberger Berman AMT Fasciano Portfolio - S Class..................       6,773       2,374
    Neuberger Berman AMT Guardian Portfolio - S Class..................     551,749      62,497
    Oppenheimer Capital Appreciation Fund/VA - Service Shares..........      19,181       1,576
    Oppenheimer Global Securities Fund/VA - Service Shares.............      41,390       7,722
    Oppenheimer Main Street Small Cap Fund/VA - Service Shares.........     435,389      50,116
    Phoenix Capital Growth Series......................................     152,976     124,133
    Phoenix Growth and Income Series...................................   1,054,196     593,395
    Phoenix Mid-Cap Growth Series......................................      62,218      72,463
    Phoenix Money Market Series........................................  10,857,780  10,252,254
    Phoenix Multi-Sector Fixed Income Series...........................     741,024     192,394
    Phoenix Multi-Sector Short Term Bond Series........................     109,570      26,210
    Phoenix Strategic Allocation Series................................     322,086     189,334
    Phoenix-Aberdeen International Series..............................   3,710,149     983,854
    Phoenix-Alger Small-Cap Growth Series..............................     676,268     253,193
    Phoenix-Duff & Phelps Real Estate Securities Series................   1,560,959   1,364,936
    Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth.....   1,205,399     229,126
    Phoenix-S&P Dynamic Asset Allocation Series: Growth................   1,194,488     182,946
    Phoenix-S&P Dynamic Asset Allocation Series: Moderate..............         955         497
    Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth.......     483,898     196,982
    Phoenix-Sanford Bernstein Mid-Cap Value Series.....................   1,059,148     195,707
    Phoenix-Sanford Bernstein Small-Cap Value Series...................     753,814     269,635
    Phoenix-Van Kampen Comstock Series.................................     177,698     156,488
    Phoenix-Van Kampen Equity 500 Index Series.........................     168,729     323,551
    PIMCO VIT CommodityRealReturn Strategy Portfolio - Advisor Class...     309,745      43,674
    PIMCO VIT Real Return Portfolio - Advisor Class....................      26,523       2,207
    PIMCO VIT Total Return Portfolio - Advisor Class...................      65,039      29,834
    Rydex Variable Trust Inverse Government Long Bond Strategy Fund....      13,314       9,782
    Rydex Variable Trust Nova Fund.....................................       9,495      11,702
    Rydex Variable Trust Sector Rotation Fund..........................      10,064      14,314
    Sentinel Variable Products Bond Fund...............................      30,536       1,034
    Sentinel Variable Products Common Stock Fund.......................     157,688       4,129
    Sentinel Variable Products Mid Cap Growth Fund.....................       7,660          60
    Sentinel Variable Products Small Company Fund......................      25,359         620
    Templeton Developing Markets Securities Fund - Class 2.............     373,757      33,458
    Templeton Foreign Securities Fund - Class 2........................     424,725     401,330
    Templeton Growth Securities Fund - Class 2.........................     775,769     165,764
    Van Kampen UIF Equity and Income Portfolio - Class II..............       8,541       2,342
    Wanger International Select........................................     661,629      94,314
    Wanger International Small Cap.....................................   1,306,289     851,712
    Wanger Select......................................................   1,169,075      72,302
    Wanger U.S. Smaller Companies......................................     535,225     297,929
                                                                        ----------- -----------
                                                                        $43,586,596 $22,116,856
                                                                        =========== ===========

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

Note 4--Changes in Units Outstanding

   The changes in units outstanding were as follows:

                                                       For period ended                 For period ended
                                                      December 31, 2007                December 31, 2006
                                               -------------------------------  --------------------------------
                                                                        Net                              Net
                                                Units      Units      Increase   Units      Units      Increase
Investment Option                               Issued    Redeemed   (Decrease)  Issued    Redeemed   (Decrease)
-----------------                              --------- ----------  ---------- --------- ----------  ----------
AIM V.I. Capital Appreciation Fund - Class I..   233,116   (108,241)   124,875    301,734    (79,620)  222,114
AIM V.I. Core Equity Fund - Class I...........    88,214    (55,349)    32,865    476,191    (50,976)  425,215
AIM V.I. Mid Cap Core Equity Fund - Class I...    23,145    (22,643)       502     40,002    (24,426)   15,576
Alger American Leveraged AllCap Portfolio -
 Class O......................................    14,217    (14,196)        21     24,623     (9,745)   14,878
DWS Equity 500 Index Fund VIP - Class A.......   340,699   (152,202)   188,497    439,599   (123,693)  315,906
Federated Fund for U.S. Government
 Securities II................................   685,081   (233,497)   451,584    856,495   (304,887)  551,608
Federated High Income Bond Fund II -
 Primary Shares...............................   110,549    (83,477)    27,072     98,069    (82,154)   15,915
Fidelity VIP Contrafund(R)/ /Portfolio -
 Service Class................................   241,909   (111,209)   130,700    274,620    (78,815)  195,805
Fidelity VIP Growth Opportunities Portfolio -
 Service Class................................   499,452   (114,375)   385,077    288,910    (64,050)  224,860
Fidelity VIP Growth Portfolio - Service Class.    94,134    (68,338)    25,796    138,343    (73,837)   64,506
Fidelity VIP Investment Grade Bond Portfolio -
 Service Class................................   394,877    (43,708)   351,169         --         --        --
Franklin Income Securities Fund - Class 2.....   486,644    (55,542)   431,102    208,392   (188,589)   19,803
Lazard Retirement Small Cap Portfolio -
 Service Shares...............................    40,750    (22,408)    18,342     65,038    (29,729)   35,309
Lord Abbett Bond-Debenture Portfolio -
 Class VC.....................................   249,558   (253,051)    (3,493)    70,934    (55,166)   15,768
Lord Abbett Growth and Income Portfolio -
 Class VC..................................... 1,440,515   (419,948) 1,020,567  1,174,973   (346,219)  828,754
Lord Abbett Mid-Cap Value Portfolio -
 Class VC.....................................   145,917    (82,443)    63,474    136,203   (106,479)   29,724
Mutual Shares Securities Fund - Class 2.......   453,066   (182,803)   270,263    206,400    (15,606)  190,794
Neuberger Berman AMT Fasciano Portfolio -
 S Class......................................     6,447     (2,310)     4,137      3,187     (1,326)    1,861
Neuberger Berman AMT Guardian Portfolio -
 S Class......................................   484,830    (54,561)   430,269         --         --        --
Oppenheimer Capital Appreciation Fund/VA -
 Service Shares...............................    17,217     (1,392)    15,825      5,863        (67)    5,796
Oppenheimer Global Securities Fund/VA -
 Service Shares...............................    36,036     (6,832)    29,204      6,644       (333)    6,311
Oppenheimer Main Street Small Cap Fund/VA -
 Service Shares...............................   414,697    (47,825)   366,872      7,856     (1,859)    5,997
Phoenix Capital Growth Series.................    53,045    (43,504)     9,541    191,433    (28,651)  162,782
Phoenix Growth and Income Series..............   310,580   (193,565)   117,015    457,945   (106,909)  351,036
Phoenix Mid-Cap Growth Series.................    23,863    (27,327)    (3,464)    52,824    (31,522)   21,302
Phoenix Money Market Series................... 5,179,988 (5,002,361)   177,627  3,366,445 (3,285,660)   80,785
Phoenix Multi-Sector Fixed Income Series......   248,694    (68,485)   180,209    135,274    (77,445)   57,829
Phoenix Multi-Sector Short Term Bond Series...    80,368    (21,968)    58,400     98,983    (13,023)   85,960
Phoenix Strategic Allocation Series...........    91,301    (64,709)    26,592    113,848    (69,989)   43,859
Phoenix-Aberdeen International Series.........   747,692   (237,734)   509,958  1,128,227   (130,573)  997,654

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

                                                         For period ended              For period ended
                                                        December 31, 2007             December 31, 2006
                                                  -----------------------------  ---------------------------
                                                                         Net                          Net
                                                   Units     Units     Increase  Units    Units     Increase
Investment Option                                  Issued   Redeemed  (Decrease) Issued  Redeemed  (Decrease)
-----------------                                 --------- --------  ---------- ------- --------  ----------
Phoenix-Alger Small-Cap Growth Series............    86,212  (53,159)   33,053   322,833 (150,912)  171,921
Phoenix-Duff & Phelps Real Estate Securities
 Series..........................................   247,213 (253,066)   (5,853)  237,877 (132,747)  105,130
Phoenix-S&P Dynamic Asset Allocation Series:
 Aggressive Growth...............................   977,622 (192,154)  785,468   926,799 (224,844)  701,955
Phoenix-S&P Dynamic Asset Allocation Series:
 Growth.......................................... 1,006,673 (157,155)  849,518   260,276  (25,666)  234,610
Phoenix-S&P Dynamic Asset Allocation Series:
 Moderate........................................       837     (441)      396        --       --        --
Phoenix-S&P Dynamic Asset Allocation Series:
 Moderate Growth.................................   412,335 (173,916)  238,419   295,958  (80,613)  215,345
Phoenix-Sanford Bernstein Mid-Cap Value Series...   238,026  (57,137)  180,889   198,419  (65,611)  132,808
Phoenix-Sanford Bernstein Small-Cap Value Series.   159,670  (73,465)   86,205   150,105  (50,745)   99,360
Phoenix-Van Kampen Comstock Series...............    46,396  (49,936)   (3,540)   60,465  (46,966)   13,499
Phoenix-Van Kampen Equity 500 Index Series.......    54,247 (104,576)  (50,329)  255,928  (16,127)  239,801
PIMCO VIT CommodityRealReturn Strategy
 Portfolio - Advisor Class.......................   287,510  (41,232)  246,278    12,428     (452)   11,976
PIMCO VIT Real Return Portfolio - Advisor Class..    23,761   (2,054)   21,707    10,030   (1,315)    8,715
PIMCO VIT Total Return Portfolio - Advisor Class.    58,140  (28,324)   29,816    62,921   (2,824)   60,097
Rydex Variable Trust Inverse Government Long Bond
 Strategy Fund...................................    11,685   (9,997)    1,688    12,647  (11,179)    1,468
Rydex Variable Trust Nova Fund...................     4,981   (6,613)   (1,632)    6,181   (9,936)   (3,755)
Rydex Variable Trust Sector Rotation Fund........     4,357   (8,165)   (3,808)   10,097  (18,532)   (8,435)
Sentinel Variable Products Bond Fund.............    29,070   (1,020)   28,050        --       --        --
Sentinel Variable Products Common Stock Fund.....   150,415   (4,032)  146,383        --       --        --
Sentinel Variable Products Mid Cap Growth Fund...     7,029      (56)    6,973        --       --        --
Sentinel Variable Products Small Company Fund....    22,927     (613)   22,314        --       --        --
Templeton Developing Markets Securities Fund -
 Class 2.........................................   284,314  (26,608)  257,706   101,169  (21,078)   80,091
Templeton Foreign Securities Fund - Class 2......   105,905 (112,332)   (6,427)  175,655  (49,009)  126,646
Templeton Growth Securities Fund - Class 2.......   325,461  (49,618)  275,843    83,052  (25,102)   57,950
Van Kampen UIF Equity and Income Portfolio -
 Class II........................................     7,371   (2,084)    5,287     5,061     (341)    4,720
Wanger International Select......................   114,559  (17,775)   96,784    45,013  (12,229)   32,784
Wanger International Small Cap...................   187,068 (141,844)   45,224   265,741  (86,362)  179,379
Wanger Select....................................   253,952  (16,187)  237,765    37,062   (8,607)   28,455
Wanger U.S. Smaller Companies....................   130,310  (77,192)   53,118   104,253  (70,289)   33,964

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

Note 5--Financial Highlights

   A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2007, 2006, 2005, 2004, and 2003 follows:

                           At December 31,               For the periods ended December 31,
                     -------------------------------  ---------------------------------------------
                             Unit Fair Value    Net   Investment Expense Ratio /2/
                      Units   (Lowest to      Assets    Income   (Lowest to          Total Return /3/
                     (000's)   Highest)       (000's) Ratio /1/   Highest)           (Lowest to Highest)
                     ------- ---------------  ------- ---------- ----------------    ----------------
AIM V.I. Capital Appreciation Fund - Class I
   2007.............    664  1.37  to   3.15   2,009       --    --    to    0.48%   11.47%   to  12.01%
   2006.............    539  1.23  to   2.81   1,460     0.07%   --    to    0.48%    5.79%   to   6.30%
   2005.............    317  1.16  to   2.65     822     0.08%   --    to    0.48%    8.84%   to  10.64%
   2004.............    165  2.43  to   2.43     402       --    --    to      --     6.63%   to   6.63%
   2003/6/..........     24  2.28  to   2.28      54       --    --    to      --     2.46%   to  32.26%
AIM V.I. Core Equity Fund - Class I
   2007.............    458  1.18  to   1.18     543     1.17%   --    to      --     8.12%   to   8.12%
   2006/23/.........    425  1.10  to   1.10     466     0.87%   --    to      --     9.16%   to   9.16%
   2005.............     --    --  to     --      --       --    --    to      --       --    to     --
   2004.............     --    --  to     --      --       --    --    to      --       --    to     --
   2003.............     --    --  to     --      --       --    --    to      --       --    to     --
AIM V.I. Mid Cap Core Equity Fund - Class I
   2007.............     96  1.33  to   1.33     128     0.22%   --    to      --     9.55%   to   9.55%
   2006.............     96  1.22  to   1.22     117     1.01%   --    to      --    11.24%   to  11.24%
   2005.............     80  1.10  to   1.10      88     0.66%   --    to      --     7.62%   to   7.62%
   2004/19/.........     31  1.02  to   1.02      32     1.79%   --    to      --     1.98%   to   1.98%
   2003.............     --    --  to     --      --       --    --    to      --       --    to     --
Alger American Leveraged AllCap Portfolio - Class O
   2007.............    103  1.88  to   4.32     391       --    --    to    0.48%   32.89%   to  33.53%
   2006.............    103  1.42  to   3.24     301       --    --    to    0.48%   18.69%   to  19.26%
   2005.............     88  1.19  to   2.71     225       --    --    to    0.48%   13.23%   to  14.45%
   2004.............     28  2.37  to   2.37      67       --    --    to      --     8.19%   to   8.19%
   2003.............      4  2.19  to   2.19       9       --    --    to      --     1.59%   to  34.72%
DWS Equity 500 Index Fund VIP - Class A
   2007.............    940  1.01  to   3.23   2,935     1.46%   --    to    0.48%   (0.64%)  to   5.30%
   2006.............    751  1.26  to   3.06   2,229     1.08%   --    to    0.48%   14.97%   to  15.52%
   2005.............    435  1.09  to   2.65   1,141     1.35%   --    to    0.48%    4.68%   to   4.85%
   2004.............    250  2.53  to   2.53     634     1.17%   --    to      --    10.59%   to  10.59%
   2003.............     45  2.29  to   2.29     103     0.11%   --    to      --    28.16%   to  31.00%
Federated Fund for U.S. Government Securities II
   2007.............  1,733  1.11  to   2.52   4,136     4.10%   --    to    0.48%    5.77%   to   6.29%
   2006.............  1,282  1.05  to   2.37   2,893     3.26%   --    to    0.48%    3.64%   to   4.14%
   2005.............    730  1.01  to   2.27   1,604     2.97%   --    to    0.48%    0.17%   to   2.03%
   2004.............    278  2.23  to   2.23     618     2.24%   --    to      --     3.61%   to   3.61%
   2003.............     57  2.15  to   2.15     121     0.74%   --    to      --     2.37%   to   2.37%
Federated High Income Bond Fund II - Primary Shares
   2007.............     93  1.18  to   3.18     278     6.00%   --    to    0.48%    1.93%   to   3.43%
   2006.............     66  3.08  to   3.08     202     6.72%   --    to      --    10.80%   to  10.80%
   2005.............     50  2.78  to   2.78     138     6.75%   --    to      --     2.66%   to   2.66%
   2004.............     54  2.70  to   2.70     146     2.77%   --    to      --    10.46%   to  10.46%
   2003/4/..........      8  2.45  to   2.45      22     1.42%   --    to      --    12.22%   to  19.68%

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

                           At December 31,               For the periods ended December 31,
                     -------------------------------  ---------------------------------------------
                             Unit Fair Value    Net   Investment Expense Ratio /2/
                      Units   (Lowest to      Assets    Income   (Lowest to           Total Return /3/
                     (000's)   Highest)       (000's) Ratio /1/   Highest)           (Lowest to Highest)
                     ------- ---------------  ------- ---------- ----------------    ----------------
Fidelity VIP Contrafund(R) Portfolio - Service Class
   2007.............   695   1.02  to   4.14   2,761     0.94%   --    to    0.48%   (0.54%) to  17.51%
   2006.............   564   1.32  to   3.52   1,955     1.16%   --    to    0.48%   11.06%  to  11.59%
   2005.............   368   1.19  to   3.16   1,150     0.14%   --    to    0.48%   (0.48%) to  16.85%
   2004.............   211   2.70  to   2.70     571     0.14%   --    to      --    15.34%  to  15.34%
   2003.............    44   2.34  to   2.34     103     0.01%   --    to      --     1.72%  to  32.46%
Fidelity VIP Growth Opportunities Portfolio - Service Class
   2007.............   709   1.47  to   3.51   2,350       --    --    to    0.48%   22.45%  to  23.04%
   2006.............   324   1.20  to   2.85     868     0.34%   --    to    0.48%    4.80%  to   5.30%
   2005.............    99   1.15  to   2.71     256     0.60%   --    to    0.48%    8.84%  to   8.86%
   2004.............    48   2.49  to   2.49     119     0.35%   --    to      --     7.06%  to   7.06%
   2003.............    18   2.32  to   2.32      41     0.04%   --    to      --    29.66%  to  33.54%
Fidelity VIP Growth Portfolio - Service Class
   2007.............   424   1.51  to   3.35   1,410     0.59%   --    to    0.48%   26.26%  to  26.87%
   2006.............   398   1.20  to   2.64   1,047     0.25%   --    to    0.48%    6.22%  to   6.73%
   2005.............   334   1.13  to   2.48     824     0.29%   --    to    0.48%    5.67%  to   5.96%
   2004.............   193   2.34  to   2.34     452     0.05%   --    to      --     3.26%  to   3.26%
   2003.............    24   2.27  to   2.27      54     0.01%   --    to      --    32.78%  to  40.55%
Fidelity VIP Investment Grade Bond Portfolio - Service Class
   2007/32/.........   351   1.04  to   1.05     367     0.20%   --    to    0.48%    2.11%  to   4.21%
   2006.............    --     --  to     --      --       --    --    to      --       --   to     --
   2005.............    --     --  to     --      --       --    --    to      --       --   to     --
   2004.............    --     --  to     --      --       --    --    to      --       --   to     --
   2003.............    --     --  to     --      --       --    --    to      --       --   to     --
Franklin Income Securities Fund - Class 2
   2007.............   451   1.01  to   1.16     521     3.51%   --    to    0.48%   (0.23%) to   3.76%
   2006/28/.........    20   1.12  to   1.12      22       --    --    to    0.48%    1.97%  to   8.36%
   2005.............    --     --  to     --      --       --    --    to      --       --   to     --
   2004.............    --     --  to     --      --       --    --    to      --       --   to     --
   2003.............    --     --  to     --      --       --    --    to      --       --   to     --
Lazard Retirement Small Cap Portfolio - Service Shares
   2007.............   186   1.19  to   1.19     221       --    --    to      --    (7.20%) to  (7.20%)
   2006.............   168   1.28  to   1.28     214       --    --    to      --    16.07%  to  16.07%
   2005/20/.........   132   1.10  to   1.10     146       --    --    to      --    12.59%  to  12.59%
   2004.............    --     --  to     --      --       --    --    to      --       --   to     --
   2003.............    --     --  to     --      --       --    --    to      --       --   to     --
Lord Abbett Bond-Debenture Portfolio - Class VC
   2007.............   172   1.20  to   1.20     205     4.87%   --    to      --     6.19%  to   6.19%
   2006.............   175   1.13  to   1.13     197     6.27%   --    to      --     9.33%  to   9.33%
   2005/20/.........   159   1.03  to   1.03     164     8.22%   --    to      --     5.33%  to   5.33%
   2004.............    --     --  to     --      --       --    --    to      --       --   to     --
   2003.............    --     --  to     --      --       --    --    to      --       --   to     --

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

                           At December 31,               For the periods ended December 31,
                     -------------------------------  ---------------------------------------------
                             Unit Fair Value    Net   Investment Expense Ratio /2/
                      Units   (Lowest to      Assets    Income   (Lowest to          Total Return /3/
                     (000's)   Highest)       (000's) Ratio /1/   Highest)           (Lowest to Highest)
                     ------- ---------------  ------- ---------- ----------------    ----------------
Lord Abbett Growth and Income Portfolio - Class VC
   2007.............  3,218  1.28  to   1.29   4,133     1.47%   --    to    0.48%    2.94%   to   3.44%
   2006.............  2,198  1.24  to   1.26   2,729     1.54%   --    to    0.48%   16.71%   to  17.27%
   2005/20/.........  1,369  1.06  to   1.08   1,449     1.72%   --    to    0.48%    5.53%   to   7.89%
   2004.............     --    --  to     --      --       --    --    to      --       --    to     --
   2003.............     --    --  to     --      --       --    --    to      --       --    to     --
Lord Abbett Mid-Cap Value Portfolio - Class VC
   2007.............    359  1.23  to   1.26     443     0.46%   --    to    0.48%    0.09%   to   0.58%
   2006.............    295  1.23  to   1.26     362     0.52%   --    to    0.48%    6.96%   to  12.23%
   2005/20/.........    266  1.09  to   1.09     290     0.76%   --    to      --    13.98%   to  13.98%
   2004.............     --    --  to     --      --       --    --    to      --       --    to     --
   2003.............     --    --  to     --      --       --    --    to      --       --    to     --
Mutual Shares Securities Fund - Class 2
   2007.............    661  1.00  to   3.48   1,796     1.57%   --    to    0.48%   (0.74%)  to   3.48%
   2006.............    390  1.31  to   3.36   1,261     1.17%   --    to    0.48%   17.81%   to  18.38%
   2005.............    200  1.11  to   2.84     549     0.94%   --    to    0.48%    8.28%   to  10.55%
   2004.............     99  2.57  to   2.57     255     0.60%   --    to      --    12.63%   to  12.63%
   2003/11/.........     37  2.28  to   2.28      84     0.08%   --    to      --     2.97%   to  27.81%
Neuberger Berman AMT Fasciano Portfolio - S Class
   2007.............      6  0.97  to   0.98       6       --    --    to    0.48%   (5.35%)  to   0.52%
   2006/26/.........      2  0.97  to   0.97       2       --    --    to      --     8.31%   to   8.31%
   2005.............     --    --  to     --      --       --    --    to      --       --    to     --
   2004.............     --    --  to     --      --       --    --    to      --       --    to     --
   2003.............     --    --  to     --      --       --    --    to      --       --    to     --
Neuberger Berman AMT Guardian Portfolio - S Class
   2007/31/.........    430  1.13  to   1.14     491     0.46%   --    to    0.48%    4.90%   to   8.57%
   2006.............     --    --  to     --      --       --    --    to      --       --    to     --
   2005.............     --    --  to     --      --       --    --    to      --       --    to     --
   2004.............     --    --  to     --      --       --    --    to      --       --    to     --
   2003.............     --    --  to     --      --       --    --    to      --       --    to     --
Oppenheimer Capital Appreciation Fund/VA - Service Shares
   2007.............     22  1.02  to   1.17      25     0.00%*  --    to      --    (0.66%)  to  13.86%
   2006/30/.........      6  1.02  to   1.02       6       --    --    to      --     9.31%   to   9.31%
   2005.............     --    --  to     --      --       --    --    to      --       --    to     --
   2004.............     --    --  to     --      --       --    --    to      --       --    to     --
   2003.............     --    --  to     --      --       --    --    to      --       --    to     --
Oppenheimer Global Securities Fund/VA - Service Shares
   2007.............     36  0.99  to   1.14      40     0.84%   --    to    0.48%   (0.60%)  to   6.08%
   2006/27/.........      6  1.07  to   1.07       7       --    --    to    0.48%    6.40%   to  17.94%
   2005.............     --    --  to     --      --       --    --    to      --       --    to     --
   2004.............     --    --  to     --      --       --    --    to      --       --    to     --
   2003.............     --    --  to     --      --       --    --    to      --       --    to     --

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

                           At December 31,                For the periods ended December 31,
                     -------------------------------  ----------------------------------------------
                             Unit Fair Value    Net   Investment Expense Ratio /2/
                      Units   (Lowest to      Assets    Income   (Lowest to           Total Return /3/
                     (000's)   Highest)       (000's) Ratio /1/   Highest)           (Lowest to Highest)
                     ------- ---------------  ------- ---------- ----------------    -----------------
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
   2007.............    373  0.98  to   0.99     370     0.02%   --    to    0.48%   (2.49%) to   (1.39%)
   2006/26/.........      6  1.01  to   1.01       6       --    --    to      --    13.18%  to   13.18%
   2005.............     --    --  to     --      --       --    --    to      --       --   to      --
   2004.............     --    --  to     --      --       --    --    to      --       --   to      --
   2003.............     --    --  to     --      --       --    --    to      --       --   to      --
Phoenix Capital Growth Series
   2007.............    363  2.94  to   2.94   1,067     0.27%   --    to      --    10.75%  to   10.75%
   2006.............    353  2.66  to   2.66     938     0.32%   --    to      --     3.22%  to    3.22%
   2005.............    191  2.57  to   2.57     490     0.09%   --    to      --     3.71%  to    3.71%
   2004.............    130  2.48  to   2.48     321     1.32%   --    to      --     4.97%  to    4.97%
   2003.............     20  2.36  to   2.36      49     0.01%   --    to      --    20.55%  to   26.49%
Phoenix Growth and Income Series
   2007.............  1,009  1.34  to   3.27   3,164     1.04%   --    to    0.48%    6.14%  to    6.66%
   2006.............    892  1.27  to   3.06   2,641     1.31%   --    to    0.48%   16.62%  to   17.18%
   2005.............    541  1.09  to   2.61   1,405     1.24%   --    to    0.48%    4.06%  to    4.80%
   2004.............    273  2.49  to   2.49     681     1.99%   --    to      --    10.48%  to   10.48%
   2003.............     30  2.26  to   2.26      67     1.94%   --    to      --    27.46%  to   31.16%
Phoenix Mid-Cap Growth Series
   2007.............     82  1.37  to   2.88     234       --    --    to    0.48%    7.89%  to   21.80%
   2006.............     85  2.36  to   2.36     201       --    --    to      --     4.13%  to    4.13%
   2005.............     64  2.27  to   2.27     145       --    --    to      --     4.18%  to    4.18%
   2004.............     31  2.18  to   2.18      67       --    --    to      --     6.72%  to    6.72%
   2003.............      3  2.04  to   2.04       5       --    --    to      --    28.83%  to  0.2883
Phoenix Money Market Series
   2007.............  1,301  1.10  to   2.30   2,952     4.76%   --    to    0.48%    0.14%  to    4.88%
   2006.............  1,124  1.06  to   2.19   2,347     4.30%   --    to    0.48%    3.91%  to    4.41%
   2005.............  1,043  1.02  to   2.10   2,101     2.44%   --    to    0.48%    1.64%  to    2.58%
   2004.............  1,208  2.04  to   2.04   2,468     0.87%   --    to      --     0.79%  to    0.79%
   2003.............    389  2.03  to   2.03     789     0.62%   --    to      --     0.68%  to    0.68%
Phoenix Multi-Sector Fixed Income Series
   2007.............    564  1.12  to   2.95   1,575     6.01%   --    to    0.48%    3.21%  to    3.71%
   2006.............    384  1.09  to   2.85   1,057     5.64%   --    to    0.48%    6.33%  to    6.84%
   2005.............    326  1.02  to   2.66     841     5.14%   --    to    0.48%    1.57%  to    1.78%
   2004.............    150  2.62  to   2.62     392     7.48%   --    to      --     6.84%  to    6.84%
   2003.............     12  2.45  to   2.45      30     8.70%   --    to      --    14.58%  to   14.58%
Phoenix Multi-Sector Short Term Bond Series
   2007.............    282  1.11  to   1.21     333     5.70%   --    to    0.48%    3.48%  to    3.98%
   2006.............    224  1.07  to   1.16     255     5.19%   --    to    0.48%    5.21%  to    5.71%
   2005.............    138  1.02  to   1.10     150     4.26%   --    to    0.48%    0.40%  to    1.36%
   2004.............     46  1.08  to   1.08      49     4.98%   --    to      --     5.33%  to    5.33%
   2003/16/.........      9  1.03  to   1.03       9    14.90%   --    to      --     2.25%  to    4.94%

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

                            At December 31,                For the periods ended December 31,
                     ------------------------------    -----------------------------------------------
                             Unit Fair Value    Net    Investment Expense Ratio /2/
                      Units   (Lowest to      Assets     Income   (Lowest to            Total Return /3/
                     (000's)   Highest)       (000's)  Ratio /1/   Highest)           (Lowest to Highest)
                     ------- ---------------  -------  ---------- ----------------    ------------------
Phoenix Strategic Allocation Series
   2007.............    242  3.00  to   3.00     725      2.72%   --    to      --      5.98%  to    5.98%
   2006.............    215  2.83  to   2.83     609      2.81%   --    to      --     12.69%  to   12.69%
   2005.............    171  2.51  to   2.51     430      2.51%   --    to      --      1.79%  to    1.79%
   2004.............     77  2.47  to   2.47     190      3.56%   --    to      --        --   to      --
   2003/7/..........     13  2.30  to   2.30      29      6.91%   --    to      --      2.68%  to   21.36%
Phoenix-Aberdeen International Series
   2007.............  1,699  1.02  to   4.91   8,013      1.75%   --    to    0.48%    (0.49%) to   14.94%
   2006.............  1,189  1.53  to   4.27   4,894      2.84%   --    to    0.48%    26.77%  to   27.37%
   2005.............    191  1.21  to   3.36     641      5.47%   --    to    0.48%    18.57%  to   19.04%
   2004.............    103  2.83  to   2.83     292      5.12%   --    to      --     20.78%  to   20.78%
   2003.............      8  2.34  to   2.34      19      2.67%   --    to      --     31.86%  to   31.86%
Phoenix-Alger Small-Cap Growth Series
   2007.............    314  1.71  to   5.07   1,553        --    --    to    0.48%    15.54%  to   16.09%
   2006.............    281  1.48  to   4.36   1,201      0.02%   --    to    0.48%    18.88%  to   19.45%
   2005.............    109  1.25  to   3.65     387        --    --    to    0.48%    15.20%  to   15.64%
   2004.............     52  3.16  to   3.16     164        --    --    to      --      2.12%  to    2.12%
   2003/10/.........      5  3.09  to   3.09      17        --    --    to      --     (1.28%) to   61.38%
Phoenix-Duff & Phelps Real Estate Securities Series
   2007.............    459  1.38  to   4.84   2,137      1.24%   --    to    0.48%   (16.12%) to  (15.71%)
   2006.............    465  1.65  to   5.74   2,623      1.41%   --    to    0.48%    36.41%  to   37.07%
   2005.............    360  1.21  to   4.19   1,500      1.85%   --    to    0.48%    10.45%  to   15.10%
   2004.............    139  3.64  to   3.64     505      2.81%   --    to      --     34.69%  to   35.08%
   2003.............     15  2.70  to   2.70      41      4.22%   --    to      --     38.27%  to   38.27%
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
   2007.............  1,487  1.21  to   1.22   1,816      1.43%   --    to    0.48%     6.50%  to    8.45%
   2006/19/.........    702  1.13  to   1.13     790      3.05%   --    to      --      9.36%  to    9.59%
   2005.............     --    --  to     --      --        --    --    to      --        --   to      --
   2004.............     --    --  to     --      --        --    --    to      --        --   to      --
   2003.............     --    --  to     --      --        --    --    to      --        --   to      --
Phoenix-S&P Dynamic Asset Allocation Series: Growth
   2007.............  1,084  1.18  to   1.19   1,290      2.42%   --    to    0.48%     1.54%  to    8.33%
   2006/22/.........    235  1.10  to   1.10     258      4.00%   --    to      --      7.84%  to   11.04%
   2005.............     --    --  to     --      --        --    --    to      --        --   to      --
   2004.............     --    --  to     --      --        --    --    to      --        --   to      --
   2003.............     --    --  to     --      --        --    --    to      --        --   to      --
Phoenix-S&P Dynamic Asset Allocation Series: Moderate
   2007/33/.........      0+ 1.14  to   1.14       0++   12.20%   --    to      --      2.97%  to    2.97%
   2006.............     --    --  to     --      --        --    --    to      --        --   to      --
   2005.............     --    --  to     --      --        --    --    to      --        --   to      --
   2004.............     --    --  to     --      --        --    --    to      --        --   to      --
   2003.............     --    --  to     --      --        --    --    to      --        --   to      --

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

                           At December 31,               For the periods ended December 31,
                     -------------------------------  ---------------------------------------------
                             Unit Fair Value    Net   Investment Expense Ratio /2/
                      Units   (Lowest to      Assets    Income   (Lowest to           Total Return /3/
                     (000's)   Highest)       (000's) Ratio /1/   Highest)           (Lowest to Highest)
                     ------- ---------------  ------- ---------- ----------------    ----------------
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
   2007.............   454   1.17  to   1.18     533     2.51%   --    to    0.48%    7.98%  to   8.50%
   2006/21/.........   215   1.08  to   1.09     234     9.98%   --    to    0.48%    2.18%  to   9.23%
   2005.............    --     --  to     --      --       --    --    to      --       --   to     --
   2004.............    --     --  to     --      --       --    --    to      --       --   to     --
   2003.............    --     --  to     --      --       --    --    to      --       --   to     --
Phoenix-Sanford Bernstein Mid-Cap Value Series
   2007.............   470   1.33  to   3.70   1,664     0.13%   --    to    0.48%    1.51%  to   2.00%
   2006.............   289   1.31  to   3.63   1,013     0.54%   --    to    0.48%   14.36%  to  14.91%
   2005.............   156   1.14  to   3.16     486     0.11%   --    to    0.48%    6.98%  to   7.73%
   2004.............    76   2.93  to   2.93     225     0.28%   --    to      --    20.41%  to  20.41%
   2003.............    10   2.44  to   2.44      26     0.05%   --    to      --    40.97%  to  40.97%
Phoenix-Sanford Bernstein Small-Cap Value Series
   2007.............   319   1.31  to   3.66   1,135       --    --    to    0.48%   (2.57%) to  (2.10%)
   2006.............   233   1.34  to   3.74     846     0.31%   --    to    0.48%   16.19%  to  16.75%
   2005.............   133   1.16  to   3.20     426       --    --    to    0.48%    5.09%  to   7.46%
   2004.............    60   2.98  to   2.98     179       --    --    to      --    22.67%  to  22.67%
   2003.............     9   2.43  to   2.43      22       --    --    to      --    11.33%  to  43.86%
Phoenix-Van Kampen Comstock Series
   2007.............   163   2.91  to   2.91     474     1.62%   --    to      --    (2.22%) to  (2.22%)
   2006.............   167   2.97  to   2.97     495     1.78%   --    to      --    20.90%  to  20.90%
   2005.............   153   2.46  to   2.46     376     1.39%   --    to      --     5.43%  to   5.43%
   2004.............    97   2.33  to   2.33     226     1.49%   --    to      --    12.91%  to  12.91%
   2003.............    14   2.07  to   2.07      27     1.01%   --    to      --    23.87%  to  23.87%
Phoenix-Van Kampen Equity 500 Index Series
   2007.............   253   1.30  to   3.07     750     1.31%   --    to    0.48%    4.37%  to   4.87%
   2006.............   303   1.24  to   2.92     870     1.98%   --    to    0.48%    3.30%  to  14.21%
   2005.............    63   2.56  to   2.56     162     1.54%   --    to      --     3.69%  to  10.73%
   2004.............    20   2.47  to   2.47      49     3.44%   --    to      --     9.84%  to   9.84%
   2003/18/.........     1   2.25  to   2.25       1     4.74%   --    to      --     6.06%  to   6.06%
PIMCO VIT CommodityRealReturn Strategy Portfolio - Advisor Class
   2007.............   258   1.17  to   1.18     305     6.66%   --    to    0.48%   20.33%  to  23.14%
   2006/29/.........    12   0.96  to   0.96      11    10.17%   --    to      --    (3.85%) to  (3.85%)
   2005.............    --     --  to     --      --       --    --    to      --       --   to     --
   2004.............    --     --  to     --      --       --    --    to      --       --   to     --
   2003.............    --     --  to     --      --       --    --    to      --       --   to     --
PIMCO VIT Real Return Portfolio - Advisor Class
   2007.............    30   1.12  to   1.13      34     4.57%   --    to    0.48%    6.89%  to  10.53%
   2006/26/.........     9   1.02  to   1.02       9     4.54%   --    to      --     2.72%  to   2.72%
   2005.............    --     --  to     --      --       --    --    to      --       --   to     --
   2004.............    --     --  to     --      --       --    --    to      --       --   to     --
   2003.............    --     --  to     --      --       --    --    to      --       --   to     --

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

                           At December 31,                For the periods ended December 31,
                     -------------------------------  -----------------------------------------------
                             Unit Fair Value    Net   Investment Expense Ratio /2/
                      Units   (Lowest to      Assets    Income   (Lowest to            Total Return /3/
                     (000's)   Highest)       (000's) Ratio /1/   Highest)           (Lowest to Highest)
                     ------- ---------------  ------- ---------- ----------------    ------------------
PIMCO VIT Total Return Portfolio - Advisor Class
   2007.............    90   1.12  to   1.13    102      4.72%   --    to    0.48%     6.62%  to    8.63%
   2006/26/.........    60   1.04  to   1.04     63      4.60%   --    to      --      4.83%  to    4.83%
   2005.............    --     --  to     --     --        --    --    to      --        --   to      --
   2004.............    --     --  to     --     --        --    --    to      --        --   to      --
   2003.............    --     --  to     --     --        --    --    to      --        --   to      --
Rydex Variable Trust Inverse Government Long Bond Strategy Fund
   2007.............    38   0.93  to   0.93     35      5.03%   --    to      --     (4.51%) to   (4.51%)
   2006.............    36   0.97  to   0.97     35      3.92%   --    to      --      8.11%  to    8.11%
   2005.............    35   0.90  to   0.90     31        --    --    to      --     (5.24%) to   (5.24%)
   2004.............    23   0.95  to   0.95     22        --    --    to      --    (10.67%) to  (10.67%)
   2003/15/.........     9   1.06  to   1.06     10        --    --    to      --     (4.54%) to    5.08%
Rydex Variable Trust Nova Fund
   2007.............    20   1.34  to   1.76     35      1.47%   --    to    0.48%     0.64%  to    1.13%
   2006.............    22   1.33  to   1.74     37      1.05%   --    to    0.48%    14.60%  to   19.27%
   2005.............    25   1.12  to   1.46     37      0.33%   --    to    0.48%    (1.98%) to    3.96%
   2004.............    21   1.40  to   1.40     30      0.05%   --    to      --      0.85%  to   14.62%
   2003/11/.........    11   1.22  to   1.22     13        --    --    to      --     18.98%  to   18.98%
Rydex Variable Trust Sector Rotation Fund
   2007.............    15   2.00  to   2.00     31        --    --    to      --     22.75%  to   22.75%
   2006.............    19   1.63  to   1.63     31        --    --    to      --      9.46%  to   11.39%
   2005.............    28   1.46  to   1.46     40        --    --    to      --     13.71%  to   13.71%
   2004.............    10   1.29  to   1.29     12        --    --    to      --      1.00%  to   10.71%
   2003/17/.........     1   1.16  to   1.16      1        --    --    to      --      4.24%  to    4.24%
Sentinel Variable Products Bond Fund
   2007/34/.........    28   1.02  to   1.02     29     36.04%   --    to      --      1.02%  to    3.43%
   2006.............    --     --  to     --     --        --    --    to      --        --   to      --
   2005.............    --     --  to     --     --        --    --    to      --        --   to      --
   2004.............    --     --  to     --     --        --    --    to      --        --   to      --
   2003.............    --     --  to     --     --        --    --    to      --        --   to      --
Sentinel Variable Products Common Stock Fund
   2007/34/.........   146   1.03  to   1.03    150      9.61%   --    to      --     (2.08%) to    2.26%
   2006.............    --     --  to     --     --        --    --    to      --        --   to      --
   2005.............    --     --  to     --     --        --    --    to      --        --   to      --
   2004.............    --     --  to     --     --        --    --    to      --        --   to      --
   2003.............    --     --  to     --     --        --    --    to      --        --   to      --
Sentinel Variable Products Mid Cap Growth Fund
   2007/35/.........     7   1.08  to   1.08      8        --    --    to      --     (1.27%) to   (1.27%)
   2006.............    --     --  to     --     --        --    --    to      --        --   to      --
   2005.............    --     --  to     --     --        --    --    to      --        --   to      --
   2004.............    --     --  to     --     --        --    --    to      --        --   to      --
   2003.............    --     --  to     --     --        --    --    to      --        --   to      --

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

                           At December 31,               For the periods ended December 31,
                     -------------------------------  ---------------------------------------------
                             Unit Fair Value    Net   Investment Expense Ratio /2/
                      Units   (Lowest to      Assets    Income   (Lowest to          Total Return /3/
                     (000's)   Highest)       (000's) Ratio /1/   Highest)           (Lowest to Highest)
                     ------- ---------------  ------- ---------- ----------------    ----------------
Sentinel Variable Products Small Company Fund
   2007/34/.........    22   1.01  to   1.01      23     5.16%   --    to      --    (2.85%)  to   0.21%
   2006.............    --     --  to     --      --       --    --    to      --       --    to     --
   2005.............    --     --  to     --      --       --    --    to      --       --    to     --
   2004.............    --     --  to     --      --       --    --    to      --       --    to     --
   2003.............    --     --  to     --      --       --    --    to      --       --    to     --
Templeton Developing Markets Securities Fund - Class 2
   2007.............   338   1.38  to   1.39     469     2.12%   --    to    0.48%   16.01%   to  28.79%
   2006/24/.........    80   1.08  to   1.08      86     1.57%   --    to      --     7.56%   to   7.56%
   2005.............    --     --  to     --      --       --    --    to      --       --    to     --
   2004.............    --     --  to     --      --       --    --    to      --       --    to     --
   2003.............    --     --  to     --      --       --    --    to      --       --    to     --
Templeton Foreign Securities Fund - Class 2
   2007.............   327   1.55  to   4.08   1,240     2.00%   --    to    0.48%   14.90%   to  15.46%
   2006.............   334   1.35  to   3.53   1,138     1.17%   --    to    0.48%   20.86%   to  21.44%
   2005.............   207   1.12  to   2.91     584     1.14%   --    to    0.48%   10.17%   to  11.06%
   2004.............    79   2.64  to   2.64     210     0.68%   --    to      --    18.53%   to  18.53%
   2003.............    15   2.23  to   2.23      34     0.97%   --    to      --    30.82%   to  32.21%
Templeton Growth Securities Fund - Class 2
   2007.............   501   1.00  to   3.56   1,331     1.31%   --    to    0.48%   (0.45%)  to   2.35%
   2006.............   225   1.33  to   3.48     767     1.34%   --    to    0.48%   10.25%   to  21.81%
   2005.............   167   2.85  to   2.85     478     1.09%   --    to      --     8.86%   to   8.86%
   2004.............    90   2.62  to   2.62     236     1.13%   --    to      --    13.19%   to  16.03%
   2003/10/.........    47   2.26  to   2.26     107     0.31%   --    to      --    46.06%   to  46.06%
Van Kampen UIF Equity and Income Portfolio - Class II
   2007.............    10   1.12  to   1.12      11     1.65%   --    to      --     3.36%   to   3.36%
   2006/25/.........     5   1.08  to   1.08       5     0.04%   --    to      --    11.36%   to  11.36%
   2005.............    --     --  to     --      --       --    --    to      --       --    to     --
   2004.............    --     --  to     --      --       --    --    to      --       --    to     --
   2003.............    --     --  to     --      --       --    --    to      --       --    to     --
Wanger International Select
   2007.............   181   1.90  to   6.08   1,001     0.46%   --    to    0.48%   21.20%   to  21.78%
   2006.............    85   1.57  to   4.99     362     0.21%   --    to    0.48%   35.35%   to  36.00%
   2005.............    52   1.16  to   3.67     166     0.89%   --    to    0.48%   15.60%   to  16.43%
   2004.............    10   3.15  to   3.16      32     0.18%   --    to      --    21.36%   to  24.34%
   2003/13/.........     1   2.54  to   2.54       3       --    --    to      --    31.84%   to  31.84%
Wanger International Small Cap
   2007.............   572   1.84  to   6.28   3,459     0.79%   --    to    0.48%   15.75%   to  16.31%
   2006.............   526   1.59  to   5.40   2,772     0.47%   --    to    0.48%   36.50%   to  37.16%
   2005.............   347   1.17  to   3.94   1,346     0.88%   --    to    0.48%   17.63%   to  21.53%
   2004.............   129   3.24  to   3.24     417     0.31%   --    to      --    30.27%   to  30.27%
   2003/6/..........    17   2.49  to   2.49      42     0.01%   --    to      --     9.21%   to  49.77%

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

                           At December 31,              For the periods ended December 31,
                     -------------------------------  -----------------------------------------------
                             Unit Fair Value    Net   Investment Expense Ratio /2/
                      Units   (Lowest to      Assets    Income   (Lowest to          Total Return /3/
                     (000's)   Highest)       (000's) Ratio /1/   Highest)           (Lowest to Highest)
                     ------- ---------------  ------- ---------- ----------------    ------------------
Wanger Select
   2007.............   328   1.56  to   4.43   1,439       --    --    to    0.48%    4.06%  to    9.39%
   2006.............    90   4.05  to   4.05     364     0.34%   --    to      --    19.70%  to   19.70%
   2005.............    62   3.38  to   3.38     208       --    --    to      --    10.49%  to   10.49%
   2004.............    41   3.06  to   3.06     125       --    --    to      --    19.31%  to   19.31%
   2003.............    10   2.57  to   2.57      28       --    --    to      --     2.43%  to   30.73%
Wanger U.S. Smaller Companies
   2007.............   271   1.30  to   3.82   1,030       --    --    to    0.48%    2.79%  to    5.39%
   2006.............   217   3.62  to   3.62     787     0.22%   --    to      --     7.87%  to    7.87%
   2005.............   183   3.36  to   3.36     616       --    --    to      --    11.25%  to   11.25%
   2004.............    99   3.02  to   3.02     299       --    --    to      --    18.33%  to   18.33%
   2003.............    13   2.55  to   2.55      33       --    --    to      --    35.95%  to   43.22%

--------
*  Amount is less than 0.005%.

+  Amount is less than 500 units.

++ Amount is less than $500.

/1/ The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Option invests.

/2/ The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/3/ The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed throughout the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total return is presented as the minimum and maximum return for the units invested in the Investment Option. While the Investment Option may be active in a given year, certain units may be initiated during the year. The corresponding return on those units, which is for the partial year, may cause the minimum and maximum total return for all the units in that Investment Option to deviate outside the range of the expense ratios presented.

/4/  From inception January 21, 2003 to December 31, 2003.

/5/  From inception January 27, 2003 to December 31, 2003.

/6/  From inception January 28, 2003 to December 31, 2003.

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

/7/  From inception February 3, 2003 to December 31, 2003.

/8/  From inception February 28, 2003 to December 31, 2003.

/9/  From inception March 3, 2003 to December 31, 2003.

/10/ From inception March 14, 2003 to December 31, 2003.

/11/ From inception March 19, 2003 to December 31, 2003.

/12/ From inception March 20, 2003 to December 31, 2003.

/13/ From inception May 27, 2003 to December 31, 2003.

/14/ From inception June 4, 2003 to December 31, 2003.

/15/ From inception June 30, 2003 to December 31, 2003.

/16/ From inception August 8, 2003 to December 31, 2003.

/17/ From inception October 27, 2003 to December 31, 2003.

/18/ From inception November 10, 2004 to December 31, 2004.

/19/ From inception December 3, 2004 to December 31, 2004.

/20/ From inception April 29, 2005 to December 31, 2005.

/21/ From inception February 8, 2006 to December 31, 2006.

/22/ From inception March 17, 2006 to December 31, 2006.

/23/ From inception April 28, 2006 to December 31, 2006.

/24/ From inception May 1, 2006 to December 31, 2006.

/25/ From inception June 15, 2006 to December 31, 2006.

/26/ From inception June 20, 2006 to December 31, 2006.

/27/ From inception July 20, 2006 to December 31, 2006.

/28/ From inception August 7, 2006 to December 31, 2006.

/29/ From inception August 14, 2006 to December 31, 2006.

/30/ From inception August 15, 2006 to December 31, 2006.

/31/ From inception January 16, 2007 to December 31, 2007.

/32/ From inception February 1, 2007 to December 31, 2007.

/33/ From inception September 17, 2007 to December 31, 2007.

/34/ From inception September 20, 2007 to December 31, 2007.

/35/ From inception October 29, 2007 to December 31, 2007.

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

Note 6--Policy Loans

   Policy provisions generally allow policyowners to borrow up to 90% - 100% of the policy's cash surrender value, reduced by an amount equal to the surrender charge with loan interest payable on each policy anniversary. Loan interest rates vary by product. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Separate Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, part of Phoenix's general account as collateral for the outstanding loan. Transfers from the account are included as transfers for contract benefits and terminations in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest. Interest rates vary by product. Loan repayments result in a transfer of collateral back to the Separate Account and the non-loaned portion of the Guaranteed Interest Account.

Note 7--Fees and Related Party Transactions

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Separate Account. PEPCO is the principal underwriter and distributor for the Separate Account.

   Certain fees are deducted from the Contracts. To understand all of the charges that are assessed for your individual policy you should refer to your policy contract provided to you at issue or the most recent product prospectus provided to you annually. Those fees are described below:

A) Contract Maintenance Charges

   The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate PHL Variable for certain costs associated with maintenance. These expenses are included in a separate line item entitled "Contract Maintenance Charges" in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2007 and 2006 were $5,187,283 and $2,814,388, respectively. The charges assessed the Separate Account for Contract Maintenance Charges are outlined as follows:

   Administration Charge - In accordance with terms of the contracts, Phoenix may make deductions for administrative charges. Because a policy's face amount and policy duration may vary, the administrative charge may also vary.

   Policy Surrender Charge - In accordance with terms of the contracts, Phoenix makes deductions for surrender charges. Because a policy's account value and policy duration may vary, the surrender charge may also vary.

   Cost of Insurance Charge - In accordance with terms of the contracts, Phoenix makes deductions for costs of insurance to cover Phoenix's anticipated mortality costs. Because a policy's account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

   Other Charges - Phoenix may deduct other costs depending on the policy terms.

   All of the above expenses are taken out as a redemption of units.

B) Optional Rider and Benefit Charges

   Phoenix may deduct other charges and fees based on the selection of Other Optional Policy Benefits and Riders. These expenses are included in a separate line item entitled "Transfers for contract benefits and terminations" in the accompanying statements of changes in net assets. This expense is taken out as a redemption of units.

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

C) Mortality and Expense Fee and Administration Fee charges

   Phoenix will make deductions at a maximum rate of 0.48% of the contracts value for the mortality and expense risks and 0% for administration fees, which the company undertakes. These expenses are included in separate line items "Mortality and Expense Fees" and "Administration Fees" in the accompanying statements of operations. The total aggregate expense for the periods ended December 31, 2007 and 2006 were $8,964 and $2,396, respectively. This expense is taken out as a reduction of unit values. In accordance with the terms of the contracts, other mortality and expense fee charges and administration fee charges may be taken out as transfers for contract benefits and terminations.

Note 8--Distribution of Net Income

   The Separate Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

Note 9--Diversification Requirements

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code") as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   PHL Variable intends that each of the investment options shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

Note 10--Liquidations and Mergers

   On October 20, 2006, the Growth and Income Series acquired all of the net assets of the Phoenix-Kayne Rising Dividends Series ("Kayne Rising Dividends") pursuant to an Agreement and Plan of Reorganization approved by the Kayne Rising Dividends shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 835,783 shares of Growth and Income outstanding on October 20, 2006 and valued at $11,722,358 for 1,002,388 shares of Kayne Rising Dividends outstanding on October 20, 2006. Kayne Rising Dividend's net assets of $11,722,362, including $1,654,538 of net unrealized appreciation were combined with those of Growth and Income. The aggregate net assets of Growth and Income immediately after the merger were $163,685,403.

   On October 20, 2006, the Aberdeen International Series acquired all of the net assets of the Phoenix-Lazard International Equity Select Series ("Lazard International Equity Select") pursuant to an Agreement and Plan of Reorganization approved by the Lazard International Equity Select shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 10,426,631 shares of Aberdeen International outstanding on October 20, 2006 and valued at $175,009,666 for 10,514,476 shares of Lazard International Equity Select outstanding on October 20, 2006. Lazard International Equity Select's net assets of $175,009,669, including $33,022,037 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $389,209,267.

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

   On October 27, 2006, the Capital Growth Series acquired all of the net assets of the Phoenix-AIM Growth Series ("AIM Growth") pursuant to an Agreement and Plan of Reorganization approved by the AIM Growth shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 3,996,273 shares of Capital Growth outstanding on October 27, 2006 and valued at $61,016,844 for 8,399,603 shares of AIM Growth outstanding on October 27, 2006. AIM Growth's net assets of $61,016,844, including $8,256,215 of net unrealized appreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $452,685,507.

   On October 27, 2006, the Mid-Cap Growth Series acquired all of the net assets of the Phoenix Strategic Theme Series ("Strategic Theme") pursuant to an Agreement and Plan of Reorganization approved by the Strategic Theme shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 3,950,319 shares of Mid-Cap Growth outstanding on October 27, 2006 and valued at $53,113,639 for 4,883,118 shares of Strategic Theme outstanding on October 27, 2006. Strategic Theme's net assets of $53,113,639, including $7,454,917 of net unrealized appreciation were combined with those of Mid-Cap Growth. The aggregate net assets of Mid-Cap Growth immediately after the merger were $98,521,888.

   On October 27, 2006, the Alger Small-Cap Growth Series acquired all of the net assets of the Phoenix-Engemann Small-Cap Growth Series ("Engemann Small-Cap Growth") and the Phoenix-Kayne Small-Cap Quality Value Series ("Kayne Small-Cap Quality Value") pursuant to an Agreement and Plan of Reorganization approved by the Engemann Small-Cap Growth and Kayne Small-Cap Quality Value shareholders on October 26, 2006. The acquisition was accomplished by a tax-free exchange of 1,912,431 shares of Alger Small-Cap Growth outstanding on October 27, 2006 and valued at $34,546,959 for 2,108,424 shares of Engemann Small-Cap Growth valued at $16,831,325 and 1,054,130 shares of Kayne Small-Cap Quality Value valued at $17,715,634. Engemann Small-Cap Growth's net assets of $16,831,325, including $4,238,547 of net unrealized appreciation and Kayne Small-Cap Quality Value's net assets of $17,715,634, including $4,213,331 of net unrealized appreciation were combined with those of Alger Small-Cap Growth. The aggregate net assets of Alger Small-Cap Growth immediately after the merger were $59,092,472.


   On October 27, 2006, the Van Kampen Equity 500 Index Series acquired all of the net assets of the Phoenix-Northern Dow 30 Series ("Northern Dow 30") and the Phoenix-Northern Nasdaq-100 Index(R) Series ("Northern Nasdaq-100 Index(R)") pursuant to an Agreement and Plan of Reorganization approved by the Northern Dow 30 and Northern Nasdaq-100 Index(R) shareholders on October 26, 2006. The acquisition was accomplished by a tax-free exchange of 3,550,335 shares of Van Kampen Equity 500 Index outstanding on October 27, 2006 and valued at $44,067,409 for 2,100,979 shares of Northern Dow 30 valued at $21,817,938 and 4,901,410 shares of Northern Nasdaq-100 Index(R) valued at $22,249,471. Northern Dow 30's net assets of $21,817,938, including $4,937,365 of net unrealized appreciation and Northern Nasdaq-100 Index(R)'s net assets of $22,249,471, including $5,784,158 of net unrealized appreciation were combined with those of Van Kampen Equity 500 Index. The aggregate net assets of Van Kampen Equity 500 Index immediately after the merger were $145,082,755.

Note 11--Manager of Managers Exemptive Order

   The Phoenix Edge Series Fund ("PESF") and Phoenix Variable Advisors, ("PVA") Inc have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the PESF's Board of Trustees, be permitted to enter into and materially amend

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PESF. The PESF and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

Note 12--Mixed and Shared Funding

   Shares of the PESF are not directly offered to the public. Shares of the PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the PESF may be offered to separate accounts of other insurance companies in the future.

   The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, the PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the PESF or shares of another fund may be substituted.

Note 13--Other

   On May 1, 2006, the Rydex Variable Trust Juno Fund changed its name to the Inverse Government Long Bond Fund, and the class identifier of "Service Shares" was added to the Lazard Retirement Series: Lazard Retirement Small Cap Portfolio.

   On June 26, 2006, Phoenix Investment Counsel, Inc. ("PIC") became the investment advisor to the Phoenix Capital Growth Series and Harris Investment Management, Inc ("HIM") is the new subadvisor.

   On September 1, 2006, the Board of Trustees of PESF approved a name and subadvisor change for the Phoenix-Alliance Bernstein Enhanced Index Series. The new series name is Phoenix-Van Kampen Equity 500 Index Series. Morgan Stanley Investment Management Inc. (dba, "Van Kampen") became the new subadvisor.

   On October 23, 2006, the Board of Trustees of PESF approved the following name changes: Phoenix-Engemann Growth and Income Series to Phoenix Growth and Income Series; Phoenix-Engemann Strategic Allocation Series to Phoenix Strategic Allocation Series; Phoenix-Goodwin Money Market Series to Phoenix Money Market Series; Phoenix-Goodwin Multi-Sector Fixed Income Series to Phoenix Multi-Sector Fixed Income Series; and Phoenix-Goodwin Multi-Sector Short Term Bond Series to Phoenix Multi-Sector Short Term Bond Series.

   On October 23, 2006, PIC replaced Engemann Asset Management as the subadvisor to the Phoenix Growth and Income Series. Engemann Asset Management was removed as subadvisor for the Phoenix Strategic Allocation Series, which will be managed by the advisor, PIC.

   The insurance company affiliates of the Fund distribute the Fund as investment options in variable annuity and life insurance products ("Variable Products") through non-affiliated advisors, broker-dealers and other financial intermediaries. There is substantial competition for business within most of these distributors. One of

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
the most significant distributors of the Variable Products (and the Fund) includes a subsidiary of State Farm Mutual Automobile Insurance Company, or State Farm. The insurance company affiliates of the Fund have had distribution arrangements with State Farm since 2001. In 2007, the agreement with State Farm to provide life and annuity products and related services to State Farm's affluent and high-net-worth customers through qualified State Farm agents was extended until 2016.

   Due to an internal reorganization, effective August 1, 2007, Phoenix Variable Advisors, Inc. ("PVA") replaced Duff & Phelps Investment Management Company ("DPIM") as the advisor of the current Phoenix-Duff & Phelps Real Estate Securities Series. The Board approved the termination of the current investment advisory agreement for Phoenix-Duff & Phelps Real Estate Securities Series and approved a new investment advisory agreement at a meeting held
June 5, 2007;

   Due to an internal reorganization, effective August 1, 2007, PVA replaced Phoenix Investment Counsel, Inc. ("PIC") as the advisor of the Phoenix-Aberdeen International Series, Phoenix Capital Growth Series, Phoenix Growth and Income Series, Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Multi-Sector Short Term Bond Series and Phoenix Strategic Allocation Series. The Board approved the termination of the current investment advisory agreements for Phoenix-Aberdeen International Series, Phoenix Capital Growth Series, Phoenix Growth and Income Series, Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Multi-Sector Short Term Bond Series and Phoenix Strategic Allocation Series and approved a new investment advisory agreement for each series at a meeting held June 5, 2007;

   Due to an internal reorganization, effective August 1, 2007, Aberdeen Asset Management Inc. ("AAM") remained the subadvisor to the Phoenix-Aberdeen International Series and the Board approved the termination of the current subadvisory agreement with PIC and approved a new subadvisory agreement between PVA and AAM at a meeting held June 5, 2007;

   Due to an internal reorganization, effective August 1, 2007, DPIM was appointed the subadvisor to the Phoenix-Duff & Phelps Real Estate Securities Series and the Board approved a new subadvisory agreement between PVA and DPIM at a meeting held June 5, 2007;

   Due to an internal reorganization, effective August 1, 2007, Harris Investment Management, Inc. ("HIM") remained the subadvisor to the Phoenix Capital Growth Series and the Board approved the termination of the current subadvisory agreement and approved a new subadvisory agreement between PVA and HIM at a meeting held June 5, 2007;

   Due to an internal reorganization, effective August 1, 2007, PIC was appointed the subadvisor to the Phoenix Growth and Income Series and the Board approved a new subadvisory agreement between PVA and PIC at a meeting held June 5, 2007;

   Due to an internal reorganization, effective August 1, 2007, PIC and Goodwin Capital Advisers, Inc. ("GCA") were appointed the subadvisor to the Phoenix Strategic Allocation Series and the Board approved a new subadvisory agreement for each subadvisor between (1) PVA and PIC and (2) PVA and GCA at a meeting held June 5, 2007; and

   Due to an internal reorganization, effective August 1, 2007, GCA was appointed the subadvisor to the Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series and Phoenix Multi-Sector Short Term Bond Series and the Board approved a new subadvisory agreement for each series between PVA and GCA at a meeting held June 5, 2007;

[LOGO]

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of PHL Variable Insurance Company and
Participants of PHLVIC Variable Universal Life Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the PHLVIC Variable Universal Life Account at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of PHL Variable Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the mutual funds' advisors, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
Hartford, CT
March 21, 2008

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
PHL Variable Insurance Company
One American Row
Hartford, Connecticut 06103-2899

Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
185 Asylum Street
Hartford, Connecticut 06103

PHL VARIABLE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
FINANCIAL STATEMENTS
DECEMBER 31, 2007 AND 2006

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                     ----------

Report of Independent Registered Public Accounting Firm                 F-3

Balance Sheet as of December 31, 2007 and 2006                          F-4

Statement of Income, Comprehensive Income and Changes in
  Stockholder's Equity for the years ended December 31, 2007, 2006
  and 2005                                                              F-5

Statement of Cash Flows for the years ended December 31, 2007, 2006     F-6
  and 2005

Notes to Financial Statements                                        F-7 - F-27

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of PHL Variable Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income and changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company (the Company) at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut
March 7, 2008

                        PHL VARIABLE INSURANCE COMPANY
                                 BALANCE SHEET
                      ($ in thousands, except share data)
                          DECEMBER 31, 2007 AND 2006

                                                                2007        2006
                                                             ----------  ----------
ASSETS:
Available-for-sale debt securities, at fair value........... $1,709,586  $2,050,989
Policy loans, at unpaid principal balances..................     22,819      15,542
Other investments...........................................      1,251       1,612
                                                             ----------  ----------
Total investments...........................................  1,733,656   2,068,143
Cash and cash equivalents...................................    108,200      47,127
Accrued investment income...................................     17,518      19,882
Receivables.................................................     37,178      54,534
Deferred policy acquisition costs...........................  1,007,811     703,794
Receivable from related parties.............................        527         300
Other assets................................................     20,214       2,356
Separate account assets.....................................  3,389,356   2,953,063
                                                             ----------  ----------
TOTAL ASSETS................................................ $6,314,460  $5,849,199
                                                             ==========  ==========
LIABILITIES:
Policyholder deposit funds.................................. $1,134,635  $1,491,367
Policy liabilities and accruals.............................    966,945     706,198
Deferred income taxes.......................................    140,115      96,654
Payable to related parties..................................     28,969      25,081
Other liabilities...........................................     48,304      26,576
Separate account liabilities................................  3,389,356   2,953,063
                                                             ----------  ----------
TOTAL LIABILITIES                                             5,708,324   5,298,939
                                                             ----------  ----------
CONTINGENT LIABILITIES (NOTE 14)

STOCKHOLDER'S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized;
  500 shares issued.........................................      2,500       2,500
Additional paid-in capital..................................    553,218     503,234
Retained earnings...........................................     62,202      47,215
Accumulated other comprehensive loss........................    (11,784)     (2,689)
                                                             ----------  ----------
TOTAL STOCKHOLDER'S EQUITY..................................    606,136     550,260
                                                             ----------  ----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY.................. $6,314,460  $5,849,199
                                                             ==========  ==========

  The accompanying notes are an integral part of these financial statements.

                        PHL VARIABLE INSURANCE COMPANY
 STATEMENT OF INCOME, COMPREHENSIVE INCOME AND CHANGES IN STOCKHOLDER'S EQUITY
                               ($ in thousands)
                 YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                                           2007      2006      2005
                                                         --------  --------  --------
REVENUES:
Premiums................................................ $ 18,602  $ 13,575  $  9,521
Insurance and investment product fees...................  263,696   180,498   109,270
Investment income, net of expenses......................  109,607   129,325   154,374
Net realized investment losses..........................   (7,043)   (2,460)  (10,569)
                                                         --------  --------  --------
TOTAL REVENUES..........................................  384,862   320,938   262,596
                                                         --------  --------  --------
BENEFITS AND EXPENSES:
Policy benefits.........................................  157,616   151,285   130,279
Policy acquisition cost amortization....................  124,015    91,168    80,402
Other operating expenses................................   83,601    65,388    50,493
                                                         --------  --------  --------
TOTAL BENEFITS AND EXPENSES.............................  365,232   307,841   261,174
                                                         --------  --------  --------
Income before income taxes..............................   19,630    13,097     1,422
Applicable income tax (expense) benefit.................   (3,643)   (3,016)    2,801
                                                         --------  --------  --------
NET INCOME.............................................. $ 15,987  $ 10,081  $  4,223
                                                         ========  ========  ========
FEES PAID TO RELATED PARTIES (NOTE 10)

COMPREHENSIVE INCOME:
NET INCOME.............................................. $ 15,987  $ 10,081  $  4,223
                                                         --------  --------  --------
Net unrealized investment losses........................   (9,095)   (1,277)   (9,986)
Net unrealized derivative instruments losses............       --      (807)     (335)
                                                         --------  --------  --------
OTHER COMPREHENSIVE LOSS................................   (9,095)   (2,084)  (10,321)
                                                         --------  --------  --------
COMPREHENSIVE INCOME (LOSS)............................. $  6,892  $  7,997  $ (6,098)
                                                         ========  ========  ========
ADDITIONAL PAID-IN CAPITAL:
Capital contributions from parent....................... $ 49,984  $     --  $     --

RETAINED EARNINGS:
Adjustment for initial application of FIN 48 (Note 2)...   (1,000)       --        --
Net income..............................................   15,987    10,081     4,223

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive loss................................   (9,095)   (2,084)  (10,321)
                                                         --------  --------  --------
CHANGE IN STOCKHOLDER'S EQUITY..........................   55,876     7,997    (6,098)
Stockholder's equity, beginning of year.................  550,260   542,263   548,361
                                                         --------  --------  --------
STOCKHOLDER'S EQUITY, END OF YEAR....................... $606,136  $550,260  $542,263
                                                         ========  ========  ========

  The accompanying notes are an integral part of these financial statements.

                        PHL VARIABLE INSURANCE COMPANY
                            STATEMENT OF CASH FLOWS
                               ($ in thousands)
                 YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                                      2007         2006         2005
                                                   ----------  -----------  -----------
OPERATING ACTIVITIES:
Net income........................................ $   15,987  $    10,081  $     4,223
Net realized investment losses....................      7,043        2,460       10,569
Investment (gains) losses.........................      1,473        4,206      (15,293)
Deferred income taxes.............................     48,358       24,419       15,512
(Increase) decrease in receivables................     (4,520)      (6,939)       4,091
Increase in deferred policy acquisition costs.....   (276,592)    (179,410)     (56,634)
Increase in policy liabilities and accruals.......    278,134      210,368      155,315
Other assets and other liabilities change.........      7,868       (1,224)      30,634
                                                   ----------  -----------  -----------
CASH FROM OPERATING ACTIVITIES....................     77,751       63,961      148,417
                                                   ----------  -----------  -----------
INVESTING ACTIVITIES:
Investment purchases..............................   (890,909)  (1,007,973)  (1,148,093)
Investment sales, repayments and maturities.......  1,207,988    1,728,360    1,357,687
                                                   ----------  -----------  -----------
CASH FROM INVESTING ACTIVITIES....................    317,079      720,387      209,594
                                                   ----------  -----------  -----------
FINANCING ACTIVITIES:
Policyholder deposit fund deposits................    266,750      223,309      236,099
Policyholder deposit fund withdrawals.............   (625,507)    (986,348)    (607,890)
Capital contributions from parent.................     25,000           --           --
                                                   ----------  -----------  -----------
CASH FOR FINANCING ACTIVITIES.....................   (333,757)    (763,039)    (371,791)
                                                   ----------  -----------  -----------
CHANGE IN CASH AND CASH EQUIVALENTS...............     61,073       21,309      (13,780)
Cash and cash equivalents, beginning of year......     47,127       25,818       39,598
                                                   ----------  -----------  -----------
CASH AND CASH EQUIVALENTS, END OF YEAR............ $  108,200  $    47,127  $    25,818
                                                   ==========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                        PHL VARIABLE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                 YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

1. ORGANIZATION AND OPERATIONS

PHL Variable Insurance Company is a life insurance company offering variable and fixed annuity and non-participating life insurance products. It is a wholly-owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly-owned subsidiary of Phoenix Life Insurance Company (Phoenix Life), which is a wholly-owned subsidiary of The Phoenix Companies, Inc. (PNX), a New York Stock Exchange listed company. Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of PNX and changed its name to Phoenix Life Insurance Company.

2. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP), which differ materially from the accounting practices prescribed by various insurance regulatory authorities. We have reclassified certain amounts for 2006 and 2005 to conform with the 2007 presentation.

USE OF ESTIMATES

In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of investments in debt and equity securities; and accruals for deferred income taxes and contingent liabilities.

ADOPTION OF NEW ACCOUNTING STANDARDS

We adopted the provisions of the Financial Accounting Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), on January 1, 2007. As a result of the implementation of FIN 48, we recognized an increase in reserves for uncertain tax benefits through a cumulative effect adjustment of approximately $1,000 thousand, which was accounted for as a reduction to the January 1, 2007 balance of retained earnings. Including the cumulative effect adjustment, we had $1,840 thousand of total gross unrecognized tax benefits as of January 1, 2007. The entire amount of unrecognized tax benefits would, if recognized, impact the annual effective tax rate upon recognition. See Note 9 to these financial statements for more information.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance for how errors should be evaluated to assess materiality from a quantitative perspective. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted SAB 108 on December 31, 2006 with no effect on our financial statements.

In March 2006, the FASB issued Statement of Financial Accounting Standards No. 156, "Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140" (SFAS 156). SFAS 156 provides guidance on recognition and disclosure of servicing assets and liabilities and was effective beginning January 1, 2007. We adopted this standard effective January 1, 2007 with no material impact on our financial position and results of operations.

Effective January 1, 2006, we adopted SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" (SFAS 155). SFAS 155 resolves certain issues surrounding the accounting for beneficial interests in securitized financial assets. Our adoption of SFAS 155 did not have a material effect on our financial statements.

Effective January 1, 2006, we adopted FASB Staff Position Nos. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (FSP 115-1). FSP 115-1 provides guidance as to the determination of other-than-temporarily impaired securities and requires certain financial disclosures with respect to unrealized losses. These accounting and disclosure requirements largely codify our existing practices as to other-than-temporarily impaired securities and thus, our adoption did not have a material effect on our financial statements.

In September 2005, the Accounting Standards Executive Committee (AcSEC) of the AICPA's issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We adopted this standard effective January 1, 2007 with no material effect on our financial position and results of operations.

ACCOUNTING STANDARDS NOT YET ADOPTED

In December 2007, the FASB issued SFAS No. 141(R), "Accounting for Business Combinations" (SFAS 141(R)). SFAS 141(R) requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction, establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed and requires the acquirer to disclose all information needed to evaluate and understand the nature and financial effect of the combination and is effective beginning for fiscal years beginning after December 15, 2008. We will adopt this standard effective January 1, 2009 and do not expect it to have a material impact on our financial position and results of operations.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements" (SFAS 160). SFAS 160 requires all entities to report noncontrolling interests in subsidiaries in the same way--as equity in the consolidated financial statements and requires that associated transactions be treated as equity transactions--and is effective beginning for fiscal years beginning after December 15, 2008. We will adopt this standard effective January 1, 2009 and do not expect it to have a material impact on our financial position and results of operations.

In June 2007, the AICPA issued Statement of Position 07-1, "Clarification of the Scope of the Audit and Accounting Guide "Investment Companies" and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies" (SOP 07-1). SOP 07-1 broadens the definition of an investment company for application of this guidance. It provides that an entity that meets the definition of an investment company use fair value as a basis of accounting and reporting and that a parent retains the specialized fair value accounting of the entity if certain criteria are met. On February 14, 2008, the FASB deferred the effective date of SOP 07-1 indefinitely.

On February 15, 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (SFAS 159), which gives entities the option to measure eligible financial assets, financial liabilities and firm commitments at fair value (i.e., the fair value option), on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. The election to use the fair value option is available when an entity first recognizes a financial asset or financial liability or upon entering into a firm commitment. Subsequent changes in fair value must be recorded in earnings. Additionally, SFAS 159 allows for a one-time election for existing positions upon adoption, with the transition adjustment recorded to beginning retained earnings. We adopted SFAS 159 as of January 1, 2008 with no material effect on our financial statements.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2 and 3"). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that we have the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs are unobservable inputs reflecting our estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements. We adopted SFAS 157 effective
January 1, 2008. We do not expect adoption of this statement to have a material impact on our financial position and results of operations.

SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

Debt and equity securities

Our debt and equity securities classified as available-for-sale are reported on our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities). We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of other comprehensive income, net of applicable deferred policy acquisition costs and applicable deferred income taxes.

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

Policy loans

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. We estimate the fair value of fixed rate policy loans by discounting loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments

Other investments primarily include other partnership interests in which we do not have control or a majority ownership interest and are recorded using the equity method of accounting. We record the net income from investments in partnerships in net investment income.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred.

We amortize deferred policy acquisition costs based on the related policy's classification. For individual life insurance policies, deferred policy acquisition costs are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, deferred policy acquisition costs are amortized in proportion to estimated gross profits
(EGPs). Policies may be surrendered for value or exchanged for a different one of our products (internal replacement). The deferred policy acquisition costs balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

Each year, we develop future EGPs for the products sold during that year. The EGPs for products sold in a particular year are aggregated into cohorts. Future EGPs are projected for the estimated lives of the contracts. The amortization of deferred policy acquisition costs requires the use of various assumptions, estimates and judgments about the future. The assumptions, in the aggregate, are considered important in the projections of EGPs. The assumptions developed as part of our annual process are based on our current best estimates of future events, which are likely to be different for each year's cohort. Assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns and expenses. These assumptions are reviewed on a regular basis and are based on our past experience, industry studies, regulatory requirements and estimates about the future.

To determine the reasonableness of the prior assumptions used and their impact on previously projected account values and the related EGPs, we evaluate, on a quarterly basis, our previously projected EGPs. Our process to assess the reasonableness of our EGPs involves the use of internally developed models, together with studies and actual experience. Incorporated in each scenario are our current best estimate assumptions with respect to separate account returns, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns and expenses.

Underlying assumptions for future periods of EGPs are not altered unless experience deviates significantly from original assumptions. For example, when lapses of our insurance products meaningfully exceed levels assumed in determining the amortization of deferred policy acquisition costs, we adjust amortization to reflect the change in future premiums or EGPs resulting from the unexpected lapses. In the event that we were to revise assumptions used for prior year cohorts, our estimate of projected account values would change and the related EGPs in the deferred policy acquisition cost amortization model would be adjusted to reflect such change. This process is known as "unlocking". Continued favorable experience on key assumptions, which could include increasing separate account fund return performance, decreasing lapses or decreasing mortality could result in an unlocking which would result in a decrease to deferred policy acquisition cost amortization and an increase in the deferred policy acquisition costs asset. Finally, an analysis is performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining deferred policy acquisition costs balances.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities related to policyholder funds are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered.

POLICY LIABILITIES AND ACCRUALS

Policy liabilities and accruals includes future benefit liabilities for certain life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in force. Future benefit liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future benefit liabilities for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Certain contracts may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no-lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the excess benefits and recognizing the excess ratably over the accumulation period based on total expected assessments.

POLICYHOLDER DEPOSIT FUNDS

Amounts received as payment for certain universal life contracts, deferred annuities and other contracts without life contingencies are reported as deposits to Policyholder deposit funds. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited, amounts that have been assessed to compensate us for services to be performed over future periods, and any amounts previously assessed against the policyholder that is refundable. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date.

CONTINGENT LIABILITIES

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

REVENUE RECOGNITION

We recognize premiums for long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for interest sensitive life contracts, deferred annuities and other contracts without life contingencies are considered deposits and are not included in revenue. Revenues from these products consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts. Related benefit expenses include universal life benefit claims in excess of fund values, net investment income credited to policyholders' account balances and amortization of deferred policy acquisition costs.

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

We recognize realized investment gains (losses) on asset dispositions on a first-in, first-out basis. We recognize realized investment losses when declines in fair value of debt and equity securities are considered to be other-than-temporarily impaired. We adjust the cost basis of these written down investments to fair value at the date the determination of impairment is made and do not change the new cost basis for subsequent recoveries in value. In evaluating whether a decline in value is other than temporary, we consider several factors including, but not limited to the following:

   .   the extent and the duration of the decline;

   . the reasons for the decline in value (credit event, interest related or market fluctuations);

   . our ability and intent to hold the investment for a period of time to allow for a recovery of value; and

   .   the financial condition of and near term prospects of the issuer.

INCOME TAXES

We account for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes" (SFAS 109). Accordingly, income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryovers. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances in accordance with SFAS 109's intraperiod allocation rules. We recognize interest and penalties related to amounts accrued on uncertain tax positions and amounts paid or refunded from federal and state income tax authorities in tax expense.

3. REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, control exposure to potential losses arising from large risks and provide capacity for growth.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, we establish reserves for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

   . On direct policies, the maximum of individual life insurance retained by us on any one life is $10 million on single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.

   . We cede 80% to 90% of the mortality risk on most new issues of term insurance.

   . In August 2006, we entered into an agreement to cede 50% of the risk on policies issued from July 1, 2002 through December 31, 2005, inclusive, with a net amount at risk of $2 million or greater.

   . On January 1, 1996, we entered into a reinsurance agreement that covers 100% of the excess death benefits and related reserves for most variable annuity policies issued from January 1, 1983 through December 31, 1999, including subsequent deposits. We retain the guaranteed minimum death benefit risks on the remaining variable deferred annuities in force that are not covered by this reinsurance arrangement.

   . We cede to Phoenix Life 100% of the guaranteed minimum accumulation and withdrawal benefits on our variable annuities.

   . Effective January 1, 2008, we entered into an agreement to cede 75% of the risk in excess of $6.0 million on universal life and variable universal life policies issued from January 1, 2006 through December 31, 2007.

DIRECT BUSINESS AND REINSURANCE:

                                                                    YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------
                                                               2007          2006          2005
($ in thousands)                                           ------------  ------------  ------------
Direct premiums........................................... $     87,132  $     71,350  $     55,277
Premiums ceded to reinsurers..............................      (68,530)      (57,775)      (45,756)
                                                           ------------  ------------  ------------
PREMIUMS.................................................. $     18,602  $     13,575  $      9,521
                                                           ============  ============  ============
Direct policy benefits incurred........................... $     85,898  $     54,055  $     15,538
Policy benefits assumed from reinsureds...................          505           965           381
Policy benefits ceded to reinsurers.......................      (44,707)      (26,398)       (9,572)
                                                           ------------  ------------  ------------
POLICY BENEFITS........................................... $     41,696  $     28,622  $      6,347
                                                           ============  ============  ============
Direct life insurance in-force............................ $ 70,502,325  $ 55,175,351  $ 41,566,483
Life insurance in-force assumed from reinsureds...........      121,673       104,826       135,447
Life insurance in-force ceded to reinsurers...............  (48,687,754)  (40,820,818)  (30,459,568)
                                                           ------------  ------------  ------------
LIFE INSURANCE IN-FORCE................................... $ 21,936,244  $ 14,459,359  $ 11,242,362
                                                           ============  ============  ============
Percentage of amount assumed to net insurance in-force....         0.55%         0.72%         1.20%
                                                           ============  ============  ============

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders and withdrawals, which total $115,920 thousand, $122,663 thousand and $123,932 thousand, net of reinsurance, for the years ended December 31, 2007, 2006 and 2005, respectively.

Irrevocable letters of credit aggregating $26,986 thousand at December 31, 2007 have been arranged with commercial banks in our favor to collateralize the ceded reserves.

4. DEFERRED POLICY ACQUISITION COSTS

ACTIVITY IN DEFERRED POLICY ACQUISITION COSTS:

                                                       YEAR ENDED DECEMBER 31,
                                                   ------------------------------
                                                      2007       2006      2005
($ in thousands)                                   ----------  --------  --------
Direct acquisition costs deferred................. $  400,607  $270,577  $137,036
Recurring costs amortized to expense..............   (126,163)  (92,255)  (86,608)
Credit related to investment gains or losses......      2,148     1,087     6,206
Offsets to net unrealized investment gains or
  losses included in other comprehensive income
  (loss) (Note 12)................................     27,425    (4,930)   39,223
                                                   ----------  --------  --------
Change in deferred policy acquisition costs.......    304,017   174,479    95,857
Deferred policy acquisition costs, beginning of
  year............................................    703,794   529,315   433,458
                                                   ----------  --------  --------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR.... $1,007,811  $703,794  $529,315
                                                   ==========  ========  ========

During 2007, we updated our system for calculating the SOP 03-1 reserves for guaranteed minimum death benefits, resulting in a release in the benefit reserve and a corresponding increase in deferred policy acquisition cost amortization for the quarter. The effects of these adjustments resulted in an overall $1,649 thousand pre-tax benefit to net income.

During 2006, we benefited from an unlocking of assumptions primarily related to deferred policy acquisition costs. The unlocking was driven by revised assumptions for expected mortality, lapse experience, investment margins and expenses. The effects of the unlocking resulted in an overall $6.7 million pre-tax charge to net income, as well as increased unearned revenue liabilities by $1.3 million, increased benefit reserves by $4.5 million, increased reinsurance liability by $1.2 million and decreased amortization by $0.4 million.

5. POLICY LIABILITIES AND ACCRUALS

Policyholder liabilities are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 3.00% to 5.25% as of December 31, 2007, less administrative and mortality charges.

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 2.9% to 14.0% as of December 31, 2007, less administrative charges.

6. INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

FAIR VALUE AND COST OF DEBT SECURITIES:

                                                     AS OF DECEMBER 31,
                                         -------------------------------------------
                                                 2007                  2006
                                         --------------------- ---------------------
                                         FAIR VALUE    COST    FAIR VALUE    COST
($ in thousands)                         ---------- ---------- ---------- ----------
U.S. government and agency.............. $   65,774 $   64,884 $   92,579 $   93,425
State and political subdivision.........     11,029     11,134     15,900     16,281
Foreign government......................     30,423     27,716     49,884     46,505
Corporate...............................    975,058    998,982  1,157,781  1,172,275
Mortgage-backed.........................    358,479    372,733    452,641    455,739
Other asset-backed......................    268,823    288,927    282,204    280,086
                                         ---------- ---------- ---------- ----------
AVAILABLE-FOR-SALE DEBT SECURITIES...... $1,709,586 $1,764,376 $2,050,989 $2,064,311
                                         ========== ========== ========== ==========

UNREALIZED GAINS (LOSSES) FROM
DEBT SECURITIES:

                                                    AS OF DECEMBER 31,
                                            ----------------------------------
                                                  2007              2006
                                            ----------------  ----------------
                                             GAINS   LOSSES    GAINS   LOSSES
($ in thousands)                            ------- --------  ------- --------
U.S. government and agency................. $ 1,193 $   (303) $   295 $ (1,141)
State and political subdivision............      11     (116)      17     (398)
Foreign government.........................   2,732      (25)   3,590     (211)
Corporate..................................   8,774  (32,698)   6,523  (21,017)
Mortgage-backed............................   2,654  (16,908)   2,862   (5,960)
Other asset-backed.........................     875  (20,979)   3,857   (1,739)
                                            ------- --------  ------- --------
DEBT SECURITIES GAINS AND LOSSES........... $16,239 $(71,029) $17,144 $(30,466)
                                            ======= ========  ======= ========
DEBT SECURITIES NET LOSSES.................         $(54,790)         $(13,322)
                                                    ========          ========

AGING OF TEMPORARILY IMPAIRED
DEBT SECURITIES:

                                                 AS OF DECEMBER 31, 2007
                              ---------------------------------------------------------------
                              LESS THAN 12 MONTHS GREATER THAN 12 MONTHS         TOTAL
                              ------------------  ---------------------  --------------------
                               FAIR    UNREALIZED  FAIR      UNREALIZED    FAIR     UNREALIZED
                               VALUE     LOSSES    VALUE       LOSSES      VALUE      LOSSES
($ in thousands)              -------- ----------  --------  ----------  ---------- ----------
Debt Securities
U.S. government and agency... $     --  $     --  $ 15,629    $   (303)  $   15,629  $   (303)
State and political
  subdivision................       --        --    10,516        (116)      10,516      (116)
Foreign government...........       --        --     2,464         (25)       2,464       (25)
Corporate....................  134,427    (9,598)  478,287     (23,100)     612,714   (32,698)
Mortgage-backed..............  105,599    (9,822)  162,554      (7,086)     268,153   (16,908)
Other asset-backed...........  137,632   (15,661)   81,534      (5,318)     219,166   (20,979)
                              --------  --------   --------   --------   ----------  --------
TOTAL TEMPORARILY
  IMPAIRED SECURITIES........ $377,658  $(35,081) $750,984    $(35,948)  $1,128,642  $(71,029)
                              ========  ========   ========   ========   ==========  ========
BELOW INVESTMENT GRADE....... $ 39,024  $ (1,797) $ 67,088    $ (7,484)  $  106,112  $ (9,281)
                              ========  ========   ========   ========   ==========  ========
BELOW INVESTMENT GRADE AFTER
  OFFSETS FOR DEFERRED POLICY
  ACQUISITION COST ADJUSTMENT
  AND TAXES..................           $   (292)             $ (1,306)              $ (1,598)
                                        ========              ========               ========
NUMBER OF SECURITIES.........                243                   411                    654
                                        ========              ========               ========

Below investment grade debt securities with a fair value of less than 80% of the security's amortized costs totaled $(3,933) thousand at December 31, 2007, of which none have been in a significant loss position for greater than 12 months.

All of these securities are considered to be temporarily impaired at December 31, 2007 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms, and we have the ability and intent to hold these securities until they recover their value.

AGING OF TEMPORARILY IMPAIRED
DEBT AND EQUITY SECURITIES:

                                                  AS OF DECEMBER 31, 2006
                              --------------------------------------------------------------
                              LESS THAN 12 MONTHS GREATER THAN 12 MONTHS         TOTAL
                              ------------------  --------------------   --------------------
                               FAIR    UNREALIZED   FAIR      UNREALIZED   FAIR     UNREALIZED
                               VALUE     LOSSES     VALUE       LOSSES     VALUE      LOSSES
($ in thousands)              -------- ---------- ----------  ---------- ---------- ----------
Debt Securities
U.S. government and agency... $  5,643  $   (19)  $   50,878   $ (1,122) $   56,521  $ (1,141)
State and political
  subdivision................    1,014       (3)      14,367       (395)     15,381      (398)
Foreign government...........    4,024      (10)       9,323       (201)     13,347      (211)
Corporate....................  152,344   (1,595)     689,660    (19,422)    842,004   (21,017)
Mortgage-backed..............   78,465     (693)     257,905     (5,267)    336,370    (5,960)
Other asset-backed...........   53,844     (171)     102,302     (1,568)    156,146    (1,739)
                              --------  -------   ----------   --------  ----------  --------
TOTAL TEMPORARILY
  IMPAIRED SECURITIES........ $295,334  $(2,491)  $1,124,435   $(27,975) $1,419,769  $(30,466)
                              ========  =======   ==========   ========  ==========  ========
BELOW INVESTMENT GRADE....... $ 20,190  $  (377)  $   90,763   $ (3,859) $  110,953  $ (4,236)
                              ========  =======   ==========   ========  ==========  ========
BELOW INVESTMENT GRADE AFTER
  OFFSETS FOR DEFERRED POLICY
  ACQUISITION COST ADJUSTMENT
  AND TAXES..................           $   (45)               $   (550)             $   (595)
                                        =======                ========              ========
NUMBER OF SECURITIES.........               165                     565                   730
                                        =======                ========              ========

There were no unrealized losses of below investment grade debt securities with a fair value less than 80% of the securities amortized cost at December 31, 2006.

All of these securities are considered to be temporarily impaired at December 31, 2006 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms, and we have the ability and intent to hold these securities until they recover their value.

STATUTORY DEPOSITS

Pursuant to certain statutory requirements, as of December 31, 2007 and 2006, we had on deposit securities with a fair value of $7,370 thousand and $8,216 thousand, respectively, in insurance department special deposit accounts. We are not permitted to remove the securities from these accounts without approval of the regulatory authority.

NET INVESTMENT INCOME

SOURCES OF NET INVESTMENT INCOME:

                                                     YEAR ENDED DECEMBER 31,
                                                  ----------------------------
                                                    2007      2006      2005
($ in thousands)                                  --------  --------  --------
Debt securities.................................. $105,342  $127,977  $155,648
Equity securities................................       --        --         2
Other investments................................      162       148       183
Other income.....................................      421        --        --
Policy loans.....................................    1,472       581       479
Cash and cash equivalents........................    4,395     3,089     1,061
                                                  --------  --------  --------
Total investment income..........................  111,792   131,795   157,373
Investment expenses..............................   (2,185)   (2,470)   (2,999)
                                                  --------  --------  --------
NET INVESTMENT INCOME............................ $109,607  $129,325  $154,374
                                                  ========  ========  ========

NET REALIZED INVESTMENT GAINS (LOSSES)

TYPES OF REALIZED INVESTMENT GAINS (LOSSES):

                                                           YEAR ENDED DECEMBER 31,
                                                    ------------------------------------
                                                       2007         2006         2005
($ in thousands)                                    ----------  -----------  -----------
DEBT SECURITY IMPAIRMENTS.......................... $   (3,287) $      (411) $    (2,651)
                                                    ----------  -----------  -----------
Debt security transaction gains....................      1,465        2,955        1,764
Debt security transaction losses...................     (2,827)      (7,253)      (9,254)
Equity security transaction gains..................         --           --           26
Equity security transaction losses.................         --           --          (13)
Other investment transaction gains (losses)........     (2,394)       2,249         (441)
                                                    ----------  -----------  -----------
NET TRANSACTION LOSSES.............................     (3,756)      (2,049)      (7,918)
                                                    ----------  -----------  -----------
NET REALIZED INVESTMENT LOSSES..................... $   (7,043) $    (2,460) $   (10,569)
                                                    ==========  ===========  ===========

UNREALIZED INVESTMENT GAINS (LOSSES)

SOURCES OF CHANGES IN NET UNREALIZED INVESTMENT GAINS (LOSSES):

                                                           YEAR ENDED DECEMBER 31,
                                                    ------------------------------------
                                                       2007         2006         2005
($ in thousands)                                    ----------  -----------  -----------
Debt securities.................................... $  (41,468) $     2,956  $   (54,591)
Equity securities..................................         --           --            5
Other investments..................................         50           10           --
                                                    ----------  -----------  -----------
NET UNREALIZED INVESTMENT GAINS (LOSSES)........... $  (41,418) $     2,966  $   (54,586)
                                                    ==========  ===========  ===========

Net unrealized investment gains (losses)........... $  (41,418) $     2,966  $   (54,586)
                                                    ----------  -----------  -----------
Applicable deferred policy acquisition costs (Note
  4)...............................................    (27,425)       4,930      (39,223)
Applicable deferred income tax benefit.............     (4,898)        (687)      (5,377)
                                                    ----------  -----------  -----------
Offsets to net unrealized investment losses........    (32,323)       4,243      (44,600)
                                                    ----------  -----------  -----------
NET UNREALIZED INVESTMENT LOSSES INCLUDED IN OTHER
  COMPREHENSIVE INCOME............................. $   (9,095) $    (1,277) $    (9,986)
                                                    ==========  ===========  ===========

INVESTING CASH FLOWS

INVESTMENT PURCHASES, SALES, REPAYMENTS
AND MATURITIES:
                                                           YEAR ENDED DECEMBER 31,
                                                    ------------------------------------
                                                       2007         2006         2005
($ in thousands)                                    ----------  -----------  -----------
Debt security purchases............................ $ (883,282) $  (999,542) $(1,139,974)
Equity security purchases..........................         --           --           --
Other investment purchases.........................       (350)      (1,060)      (2,434)
Policy loan advances, net..........................     (7,277)      (7,371)      (5,685)
                                                    ----------  -----------  -----------
INVESTMENT PURCHASES............................... $ (890,909) $(1,007,973) $(1,148,093)
                                                    ==========  ===========  ===========

Debt securities sales.............................. $  816,170  $ 1,178,127  $   873,995
Debt securities maturities and repayments..........    390,297      549,483      477,568
Equity security sales..............................         --           --          279
Other investment sales.............................      1,521          750        5,845
                                                    ----------  -----------  -----------
INVESTMENT SALES, REPAYMENTS AND MATURITIES........ $1,207,988  $ 1,728,360  $ 1,357,687
                                                    ==========  ===========  ===========

The maturities of debt securities, by contractual sinking fund payment and maturity are summarized in the following table. Actual maturities may differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, and we may have the right to put or sell the obligations back to the issuers.

MATURITIES OF DEBT SECURITIES:

                                                        AS OF DECEMBER 31, 2007
                                                        -----------------------
                                                           COST     FAIR VALUE
($ in thousands)                                        ----------  ----------
Due in one year or less................................ $  139,910  $  139,540
Due after one year through five years..................    429,405     424,704
Due after five years through ten years.................    455,099     441,414
Due after ten years....................................    739,962     703,928
                                                        ----------  ----------
TOTAL.................................................. $1,764,376  $1,709,586
                                                        ==========  ==========

7. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts. The assets supporting these contracts are carried at fair value and reported as Separate account assets with an equivalent amount reported as Separate account liabilities. Amounts assessed against the policyholder for mortality, administration, and other services are included within revenue in Insurance and investment product fees. In 2007 and 2006 there were no gains or losses on transfers of assets from the general account to a separate account.

Many of our variable contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. These benefits are offered in various forms as described below. We currently reinsure a significant portion of the death benefit guarantees associated with our in-force block of business. We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

   . Liabilities associated with the guaranteed minimum death benefit (GMDB) are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

   . Liabilities associated with the guaranteed minimum income benefit (GMIB) are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

For annuities with GMDB, 200 stochastically generated scenarios were used. For annuities with GMIB, we used 1,000 stochastically generated scenarios.

SEPARATE ACCOUNT INVESTMENTS OF ACCOUNT BALANCES OF
CONTRACTS WITH GUARANTEES:

                                                           AS OF DECEMBER 31,
                                                          ---------------------
                                                             2007       2006
($ in thousands)                                          ---------- ----------
Debt securities.......................................... $  494,660 $  456,148
Equity funds.............................................  2,213,164  1,861,762
Other....................................................     80,657     68,810
                                                          ---------- ----------
TOTAL.................................................... $2,788,481 $2,386,720
                                                          ========== ==========

7. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES (CONTINUED)

CHANGES IN GUARANTEED LIABILITY BALANCES:

                                                                 YEAR ENDED
                                                              DECEMBER 31, 2007
                                                              -----------------
                                                               ANNUITY  ANNUITY
                                                                GMDB     GMIB
($ in thousands)                                              --------  -------
Liability balance as of January 1, 2007...................... $ 26,979  $3,568
Incurred.....................................................  (21,813)  2,137
Paid.........................................................   (2,057)     --
                                                              --------  ------
LIABILITY BALANCE AS OF DECEMBER 31, 2007.................... $  3,109  $5,705
                                                              ========  ======

CHANGES IN GUARANTEED LIABILITY BALANCES:

                                                                 YEAR ENDED
                                                              DECEMBER 31, 2006
                                                              ----------------
                                                              ANNUITY   ANNUITY
                                                               GMDB      GMIB
($ in thousands)                                              -------   -------
Liability balance as of January 1, 2006...................... $27,749   $2,474
Incurred.....................................................   1,721    1,094
Paid.........................................................  (2,491)      --
                                                              -------   ------
LIABILITY BALANCE AS OF DECEMBER 31, 2006.................... $26,979   $3,568
                                                              =======   ======

The reinsurance recoverable asset related to the GMDB was $1,335 thousand and $17,139 thousand as of December 31, 2007 and 2006, respectively.

The GMDB and GMIB guarantees are recorded in policy liabilities and accruals on our balance sheet. Changes in the liability are recorded in Policy benefits on our statement of operations. In a manner consistent with our policy for deferred policy acquisition costs, we regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

We also offer certain variable products with a guaranteed minimum withdrawal benefit (GMWB), a guaranteed minimum accumulation benefit (GMAB) and a guaranteed pay-out annuity floor (GPAF).

The GMWB guarantees the policyholder a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, we have introduced a feature for these contracts beginning in the fourth quarter of 2005 that allows the policyholder to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract holder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The GPAF rider provides the policyholder with a minimum payment amount if the variable annuity payment falls below this amount on the payment calculation date.

The GMWB, GMAB and GPAF represent embedded derivatives in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. They are carried at fair value and reported in policyholder deposit funds. The fair value of the GMWB, GMAB and GPAF obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions.

7. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES (CONTINUED)

In order to minimize the volatility associated with the GMWB and GMAB liabilities, we have entered into a contract with Phoenix Life whereby we cede 100% of any claims for these guarantees. Because this contract does not transfer sufficient risk to be accounted for as reinsurance, we use deposit accounting for the contract. As of December 31, 2007 and 2006, the embedded derivative for GMWB and GMAB was immaterial. There were no benefit payments made for the GMWB or GMAB during 2007 or 2006. See Note 10 to these financial statements for more information.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable upon annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the policyholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

ADDITIONAL INSURANCE BENEFITS:

                                                             NET AMOUNT     AVERAGE
                                                  ACCOUNT   AT RISK AFTER ATTAINED AGE
                                                   VALUE     REINSURANCE  OF ANNUITANT
($ in thousands)                                 ---------- ------------- ------------
GMDB return of premium.......................... $1,396,515    $ 5,398         59
GMDB step up....................................  1,761,416     33,481         60
GMDB earnings enhancement benefit (EEB).........     78,136         --         60
GMDB greater of annual step up and roll up......     42,492      3,582         63
                                                 ----------    -------
TOTAL GMDB AT DECEMBER 31, 2007................. $3,278,559    $42,461
                                                 ==========    =======

GMIB............................................ $  696,006                    59
GMAB............................................    381,304                    55
GMWB............................................    202,073                    61
GPAF............................................     36,684                    74
                                                 ----------
TOTAL AT DECEMBER 31, 2007...................... $1,316,067
                                                 ==========

With the return of premium, the death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

With the step up, the death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior of the eldest original owner attaining a certain age. On and after the eldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner's attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

With EEB, the death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

With greater of annual step up and annual roll up, the death benefit is the greater of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the eldest original owner attaining age 81. On and after the eldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner's attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

Liabilities for universal life are generally determined by estimating the expected value of losses when death benefits exceed revenues and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing deferred policy acquisition costs. A single set of best estimate assumptions is used since these insurance benefits do not vary significantly with capital markets volatility. At December 31, 2007 and 2006, we held additional universal life benefit reserves of $25,930 thousand and $8,841 thousand, respectively.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS AND DERIVATIVE INSTRUMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS

CARRYING AMOUNTS AND ESTIMATED FAIR
VALUES OF FINANCIAL INSTRUMENTS:

                                                AS OF DECEMBER 31,
                                    -------------------------------------------
                                            2007                  2006
                                    --------------------- ---------------------
                                     CARRYING    FAIR      CARRYING    FAIR
                                      VALUE      VALUE      VALUE      VALUE
($ in thousands)                    ---------- ---------- ---------- ----------
Cash and cash equivalents.......... $  108,200 $  108,200 $   47,127 $   47,127
Debt securities....................  1,709,586  1,709,586  2,050,989  2,050,989
Policy loans.......................     22,819     22,819     15,542     15,542
                                    ---------- ---------- ---------- ----------
FINANCIAL ASSETS................... $1,840,605 $1,840,605 $2,113,658 $2,113,658
                                    ========== ========== ========== ==========

Investment contracts............... $1,134,635 $1,139,325 $1,491,367 $1,486,758
                                    ---------- ---------- ---------- ----------
FINANCIAL LIABILITIES.............. $1,134,635 $1,139,325 $1,491,367 $1,486,758
                                    ========== ========== ========== ==========

FAIR VALUE OF INVESTMENT CONTRACTS

We determine the fair value of deferred annuities with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities with interest guarantees greater than one year, we use a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

We recognized an after-tax gain of $0.0 million, $1.2 million and $0.3 million for the years ended December 31, 2007, 2006 and 2005 (reported as other comprehensive income in Statement of Income, Comprehensive Income and Changes in Stockholder's Equity), which represented the change in fair value of interest rate forward swaps which had been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, we recognize the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified into earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. For the years 2007, 2006 and 2005, we reclassified after-tax gains of $0.0 million, $1.2 million and $0.3 million, respectively, into earnings related to these derivatives.

We held no derivative assets at December 31, 2007 and 2006. See Note 7 to these financial statements for more information on our embedded derivatives related to our variable annuity guarantees.

9. INCOME TAXES

 ALLOCATION OF INCOME TAXES:

                                                     YEAR ENDED DECEMBER 31,
                                                  ----------------------------
                                                    2007      2006      2005
 ($ in thousands)                                 --------  --------  --------
 Income tax expense (benefit) attributable to:
 Current......................................... $(44,715) $(21,403) $(18,313)
 Deferred........................................   48,358    24,419    15,512
                                                  --------  --------  --------
 INCOME TAXES APPLICABLE TO NET INCOME (LOSS)....    3,643     3,016    (2,801)
 Other comprehensive loss........................   (4,898)   (1,121)   (5,558)
                                                  --------  --------  --------
 INCOME TAXES APPLICABLE TO COMPREHENSIVE INCOME
   (LOSS)........................................ $ (1,255) $  1,895  $ (8,359)
                                                  ========  ========  ========
 INCOME TAXES RECOVERED.......................... $(30,557) $(24,094) $(14,288)
                                                  ========  ========  ========

EFFECTIVE INCOME TAX RATE:

                                                      YEAR ENDED DECEMBER 31,
                                                    -------------------------
                                                      2007     2006     2005
($ in thousands)                                    -------  -------  -------
Income before income taxes......................... $19,630  $13,097  $ 1,422
                                                    -------  -------  -------
Income taxes at statutory rate of 35.0%............   6,871    4,584      498
Dividend received deduction........................  (2,778)  (1,572)  (2,924)
Tax interest.......................................       1        1     (378)
Other, net.........................................    (451)       3        3
                                                    -------  -------  -------
APPLICABLE INCOME TAXES (BENEFIT).................. $ 3,643  $ 3,016  $(2,801)
                                                    =======  =======  =======
Effective income tax (benefit) rates...............    18.6%    23.0%  (197.0)%
                                                    =======  =======  =======

DEFERRED INCOME TAX BALANCES ATTRIBUTABLE TO TEMPORARY
DIFFERENCES:

                                                             AS OF DECEMBER 31,
                                                             -----------------
                                                               2007      2006
($ in thousands)                                             --------  --------
Deferred income tax assets:
Future policyholder benefits................................ $140,526  $102,603
Unearned premiums / deferred revenues.......................   15,123    10,817
Investments.................................................    5,948        --
                                                             --------  --------
GROSS DEFERRED INCOME TAX ASSETS............................  161,597   113,420
                                                             --------  --------
Deferred income tax liabilities:
Deferred policy acquisition costs...........................  296,057   207,513
Investments.................................................       --       849
Other.......................................................    5,655     1,712
                                                             --------  --------
GROSS DEFERRED INCOME TAX LIABILITIES.......................  301,712   210,074
                                                             --------  --------
DEFERRED INCOME TAX LIABILITY............................... $140,115  $ 96,654
                                                             ========  ========

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits used to offset a tax liability of the consolidated group will be provided to the extent such loss or credit is utilized in the consolidated federal tax return.

We are included in the consolidated federal income tax return filed by PNX. Within the consolidated tax return, we are required by regulations of the Internal Revenue Service (IRS) to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.

We have determined, based on our earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 2007 and 2006 will be realized.

As of December 31, 2007, we had current taxes receivable of $10,184 thousand.

We adopted the provisions of FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), on January 1, 2007. As a result of the implementation of FIN 48, we recognized a decrease in reserves for uncertain tax benefits through a cumulative effect adjustment of approximately $1,000 thousand, which was accounted for as a reduction to the January 1, 2007 balance of retained earnings. Including the cumulative effect adjustment, we had approximately $1,840 thousand of total gross unrecognized tax benefits as of January 1, 2007. The entire amount of unrecognized tax benefits would, if recognized, impact the annual effective rate upon recognition.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

RECONCILIATION OF THE BEGINNING AND ENDING AMOUNT OF
UNRECOGNIZED TAX BENEFITS:

($ in thousands)
Balance at January 1, 2007............................................. $1,840
Reductions for tax positions of prior years............................   (975)
Settlements with taxing authorities....................................   (340)
                                                                        ------
BALANCE AT DECEMBER 31, 2007........................................... $  525
                                                                        ======

Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring in the next 12 months will result in a significant change to the results of operations, financial condition or liquidity. In addition, we do not anticipate that there will be additional payments made or refunds received within the next 12 months with respect to the years under audit. We do not anticipate any increases to the unrecognized tax benefits that would have a significant impact on the financial position of the company.

Our federal income tax returns are routinely audited by the IRS. We are no longer subject to income tax examinations by federal authorities for tax years prior to 2004. Our U.S. federal income tax returns for 2004 and 2005 are currently being examined. We do not believe that the examination will result in a material change in our financial position. We are not currently under audit with any state taxing authorities.

We recognize interest and penalties related to amounts accrued on uncertain tax positions and amounts paid or refunded from federal and state income tax authorities in tax expense. The interest and penalties recorded during the twelve month periods ending December 31, 2006 and 2007 were not material. We did not have an accrual for the payment of interest and penalties as of December 31, 2007.

10. RELATED PARTY TRANSACTIONS

Capital Contributions

During the year ended December 31, 2007, we received $49,984 thousand in capital contributions from Phoenix Life, of which $25,000 thousand was in cash and $24,984 was in securities.

Related Party Transactions

The amounts included in the following discussion are gross expenses, before deferrals for policy acquisition costs.

Phoenix Life provides services and facilities to us and is reimbursed through a cost allocation process. The expenses allocated to us were $270,394 thousand, $203,521 thousand and $108,701 thousand for the years ended December 31, 2007, 2006 and 2005, respectively. Amounts payable to Phoenix Life were $11,767 thousand and $18,650 thousand as of December 31, 2007 and 2006, respectively.

During 2006, we entered into a contract with Phoenix Life whereby we cede to Phoenix Life the liabilities related to certain guarantees on our annuity products. Because this contract does not transfer sufficient risk to qualify for reinsurance accounting, we account for ceded liabilities as a deposit asset. The asset on deposit with Phoenix Life was $3,051 thousand and $220 thousand at December 31, 2007 and 2006, respectively. This amount is included in our balance sheet in other general account assets. Amounts due to Phoenix Life under this contract were $336 thousand and $215 thousand at December 31, 2007 and 2006, respectively.

Phoenix Investment Partners Ltd. (PXP), an indirect wholly-owned subsidiary of PNX, through its affiliated registered investment advisors, provides investment advisory services to us for a fee. Investment advisory fees incurred by us for management of general account assets under this arrangement were $2,172 thousand, $2,439 thousand and $2,993 thousand for the years ended December 31, 2007, 2006 and 2005, respectively. Amounts payable to the affiliated investment advisors were $15 thousand and $106 thousand, as of December 31, 2007 and 2006, respectively. Through July 2007 PXP provided investment advisory services to the variable product separate accounts. They received variable product separate account fees on our behalf, retained a portion of those fees, for services provided, and forward the remainder to us. Amounts receivable from PXP for those fees were $0 thousand and $245 thousand as of December 31, 2007 and 2006, respectively. The variable product separate account fees retained by PXP were $271 thousand, $684 thousand and $697 thousand for 2007, 2006 and 2005, respectively.

Effective August 2007, Phoenix Variable Advisors, Inc. (PVA), an indirect wholly-owned subsidiary of Phoenix Life, became the investment advisor for the variable product separate accounts. They receive variable product separate account fees on our behalf and forward them to us, net of sub-advisory fees they paid. Amounts receivable from PVA for those fees were $276 thousand as of December 31, 2007.

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of our annuity contracts. Until May 31, 2004, contracts could be purchased through registered representatives of our former affiliate, W.S. Griffith Securities, Inc. (Griffith). Other outside broker-dealers are licensed to sell our annuity contracts as well. We incurred commissions for contracts underwritten by PEPCO of $48,331 thousand, $38,062 thousand and $35,422 thousand for the years ended December 31, 2007, 2006 and 2005, respectively. Amounts payable to PEPCO were $2,269 thousand and $278 thousand as of December 31, 2007 and 2006, respectively.

Phoenix Life pays commissions to producers who sell our non-registered life and annuity products. Commissions paid by Phoenix Life on our behalf were $159,847 thousand, $105,993 thousand and $54,927 thousand for the years ended
December 31, 2007, 2006 and 2005, respectively. Amounts payable to Phoenix Life were $13,684 thousand and $4,187 thousand as of December 31, 2007 and 2006, respectively.

PREMIUM PROCESSING SERVICES

We provide payment processing services for Phoenix Life, wherein we receive deposits on Phoenix Life annuity contracts, and forward those payments to Phoenix Life. During 2006, we began including life insurance premiums in this service. In connection with this service, at December 31, 2007 and 2006, we had amounts due to Phoenix Life of $416 thousand and $1,914 thousand, respectively. We do not charge any fees for this service.

We also provide payment processing services for Phoenix Life and Annuity, a wholly-owned indirect subsidiary of Phoenix Life, wherein we receive deposits on certain Phoenix Life and Annuity annuity contracts, and forward those payments to Phoenix Life and Annuity. During 2006, we began including life insurance premiums in this service. In connection with this service, at December 31, 2007 and 2006, we had amounts due to Phoenix Life and Annuity of $482 thousand and $16 thousand, respectively. We do not charge any fees for this service.

In certain instances Phoenix Life and Phoenix Life and Annuity may receive premiums on behalf of PHLVIC. Amounts due from Phoenix Life were $237 thousand and $71 thousand as of December 31, 2007 and 2006, respectively. Amounts due from Phoenix Life and Annuity were $15 thousand and $0 thousand as of December 31, 2007 and 2006, respectively.

11. EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

PNX has a non-contributory, defined benefit pension plan covering substantially all of its employees and those of its subsidiaries. Retirement benefits are a function of both years of service and level of compensation. PNX also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. PNX's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA). Contributions are intended to provide for benefits attributable not only to service to date, but to service expected to be conferred in the future.

PNX sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by ERISA and excess benefit plans provide for that portion of pension obligations, which is in excess of amounts permitted by ERISA. PNX also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by PNX.

In addition to its pension plans, PNX currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans which it sponsors. A substantial portion of PNX's affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for our participation in the plans. PNX, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated. The amount of such allocated benefits is not significant to the financial statements.

12. OTHER COMPREHENSIVE INCOME

SOURCES OF OTHER COMPREHENSIVE INCOME:

                                                             YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------
                                                    2007              2006               2005
                                             -----------------  ----------------  ------------------
                                               GROSS     NET     GROSS     NET      GROSS      NET
($ in thousands)                             --------  -------  -------  -------  --------  --------
Unrealized gains (losses) on investments.... $(36,769) $(6,995) $ 7,264  $ 1,516  $(64,713) $(16,569)
Net realized investment gains (losses)
  on available-for-sale securities
  included in net income....................   (4,649)  (2,100)  (4,298)  (2,793)   10,127     6,583
                                             --------  -------  -------  -------  --------  --------
Net unrealized investment gains (losses)....  (41,418)  (9,095)   2,966   (1,277)  (54,586)   (9,986)
Net unrealized losses on derivative
  instruments...............................       --       --   (1,241)    (807)     (516)     (335)
                                             --------  -------  -------  -------  --------  --------
Other comprehensive income (loss)...........  (41,418) $(9,095)   1,725  $(2,084)  (55,102) $(10,321)
                                             --------  =======  -------  =======  --------  ========
Applicable deferred policy acquisition cost
  amortization..............................  (27,425)            4,930            (39,223)
Applicable deferred income tax benefit......   (4,898)           (1,121)            (5,558)
                                             --------           -------           --------
Offsets to other comprehensive income.......  (32,323)            3,809            (44,781)
                                             --------           -------           --------
OTHER COMPREHENSIVE LOSS.................... $ (9,095)          $(2,084)          $(10,321)
                                             ========           =======           ========

COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE
INCOME:

                                                           AS OF DECEMBER 31,
                                                 -------------------------------------
                                                        2007                2006
                                                 ------------------  -----------------
                                                   GROSS      NET      GROSS     NET
($ in thousands)                                 --------  --------  --------  -------
Unrealized losses on investments................ $(56,002) $(11,784) $(14,584) $(2,689)
Unrealized gains on derivative instruments......       --        --        --       --
                                                 --------  --------  --------  -------
Accumulated other comprehensive loss............  (56,002) $(11,784)  (14,584) $(2,689)
                                                 --------  ========  --------  =======
Applicable deferred policy acquisition costs....  (37,873)            (10,448)
Applicable deferred income taxes................   (6,345)             (1,447)
                                                 --------            --------
Offsets to other comprehensive income...........  (44,218)            (11,895)
                                                 --------            --------
ACCUMULATED OTHER COMPREHENSIVE LOSS............ $(11,784)           $ (2,689)
                                                 ========            ========

13. STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS

We are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. The State of Connecticut Insurance Department (the Department) has adopted the National Association of Insurance Commissioners' (the NAIC's) Accounting Practices and Procedures manual effective January 1, 2001 (NAIC SAP) as a component of its prescribed or permitted statutory accounting practices. As of December 31, 2007, 2006 and 2005, the Department has not prescribed or permitted us to use any accounting practices that would materially deviate from NAIC SAP. Statutory surplus differs from equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income taxes are recorded in accordance with the Statement of Statutory Accounting Principles No. 10, Income Taxes, which limits deferred income tax assets based on admissibility tests.

Connecticut Insurance Law requires that Connecticut life insurers report their risk-based capital. Risk-based capital is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Connecticut Insurance Law gives the Connecticut Commissioner of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain risk-based capital levels. Our risk-based capital was in excess of 350% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2007 and 2006.

STATUTORY FINANCIAL DATA:

                                                              AS OF OR FOR THE YEAR
                                                               ENDED DECEMBER 31,
                                                          -----------------------------
                                                             2007      2006      2005
($ in thousands)                                          ---------  --------  --------
Statutory capital and surplus............................ $ 167,436  $220,342  $264,825
Asset valuation reserve..................................    14,774    14,320     5,575
                                                          ---------  --------  --------
STATUTORY CAPITAL, SURPLUS AND ASSET VALUATION RESERVE... $ 182,210  $234,662  $270,400
                                                          =========  ========  ========
STATUTORY GAIN (LOSS) FROM OPERATIONS.................... $ (98,589) $(33,094) $ 12,251
                                                          =========  ========  ========
STATUTORY NET INCOME (LOSS).............................. $(102,297) $(33,994) $ 12,749
                                                          =========  ========  ========

The Connecticut Insurance Holding Company Act limits the maximum amount of annual dividends and other distributions in any 12-month period to stockholders of Connecticut domiciled insurance companies without prior approval of the Insurance Commissioner. Under current law, we cannot make any dividend distribution during 2008 without prior approval.

14. CONTINGENT LIABILITIES

Litigation and Arbitration

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, or taxpayer. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. We believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

Regulatory Matters

State regulatory bodies, the Securities and Exchange Commission (SEC), the National Association of Securities Dealers, Inc. (NASD) and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

In addition, federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Phoenix Life and its subsidiaries with securities and other laws and regulations affecting their registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. There has been a significant increase in federal and state regulatory activity relating to financial services companies, with a number of recent regulatory inquiries focusing on late-trading, market timing and valuation issues. Our products entitle us to impose restrictions on transfers between separate account sub-accounts associated with our variable products.

In 2005, the Boston District Office of the SEC completed a compliance examination of certain of PNX's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested PNX to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether PNX believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist PNX in preparing the analysis. Based on this analysis, PNX advised the SEC that it does not believe that reimbursement is appropriate.

Over the past several years, a number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue this type of action against us in the future. Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific.

These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

                                     Part C
                                Other Information

Item 26. Exhibits.

(a)  Board of Directors Resolution.

     Resolution of the Board of Directors of PHL Variable Insurance Company (the "Depositor") establishing the PHLVIC Variable Universal Life Account is incorporated by reference to Initial Form S-6 (File No. 333-65823) on October 16, 1998.

(b)  Custodian Agreements.

     Not applicable.

(c)  Underwriting Contracts.

     (1) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation, dated November 1, 2000 is incorporated by reference to Post-Effective Amendment No. 5 (File No. 333-81458), filed via EDGAR on April 30, 2004.

     (2) Form of Broker Dealer Supervisory and Service Agreement among Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies is incorporated by reference to Pre-effective Amendment No. 1 (File No. 333-119916), filed via EDGAR on February 9, 2005.

(d)  Contracts.

     (1) Fixed and Flexible Premium Variable Universal Life Insurance Policy, Form Number V615 of Depositor is incorporated by reference to Pre-effective Amendment No. 1 (File No. 333-119916), filed via Edgar on February 9, 2005.

     (2) Form of Fixed and Flexible Premium Variable Universal Life Insurance Policy, Form Number 06PEXVUL of Depositor is incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-119916), filed via EDGAR, on March 14, 2006.

     (3) Form of Fixed and Flexible Premium Variable Universal Life Insurance Policy Form Number 06PEXVULreplacement pages (sections 18 and 20) of Depositor are incorporated by reference to Post-Effective Amendment No. 9 (File No. 333-119916), filed via EDGAR on August 14, 2006.

(e)  Applications.

     (1) Form of application for this product, Form OL4138 of the Depositor is incorporated by reference to Pre-effective Amendment No. 1 (File No. 333-119916), filed via EDGAR on February 9, 2005.

     (2) Forms of application for this product, Form OL4248 and OL4250 of the Depositor are incorporated by reference to Post-Effective Amendment 9 (File No. 333-119916), filed via EDGAR on August 14, 2006.

(f)  Depositor's Certificate of Incorporation and Bylaws.

     (1) Amended and Restated Certificate of Incorporation of PHL Variable Insurance Company is incorporated by reference to Form S-6 (File No. 333-81458), filed via EDGAR on January 28, 2002.

     (2) Bylaws of PHL Variable Insurance Company as amended and restated effective May 16, 2002 is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

(g)  Reinsurance Contracts.


     Form of Reinsurance Contract is incorporated by reference to Pre-effective Amendment No 1 on Form N-6 (File No. 333-143656) filed via EDGAR on November 7, 2007.

(h)  Participation Agreements.


     (1) Amended and Restated Participation Agreement dated February 1, 2008 among PHL Variable Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, LLP and Columbia Management Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008..


     (2) (a) Participation Agreement as of May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Home Life Mutual Insurance Company, and PHL Variable Insurance Company, is incorporated by reference to Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

          (b) Amendment to Participation Agreement as of May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Home Life Mutual Insurance Company and PHL Variable Insurance Company, is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

          (c) Amendment to Participation Agreement as of May 3, 2004 by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.

          (d) Amendment No. 3 to Participation Agreement as of May 1, 2006, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 9 (File No. 333-119916), filed via EDGAR on August 14, 2006.


          (e) Amendment No.4 to Participation Agreement as of May 1, 2007, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No.1 on Form N-6 (File No.333-146301), filed via EDGAR on December 21, 2007.


     (3) Fund Participation Agreement dated July 15, 1999, among PHL Variable Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

     (4) (a) Fund Participation Agreement dated July 19, 1999 among BT Insurance Funds Trust, Bankers Trust Company, and PHLVIC is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

          (b) Amendment No. 1 to the Participation Agreement dated April 20, 2001 among Deutsche Asset Management VIT Funds (formerly, BT Insurance Funds Trust), Bankers Trust Company and PHLVIC is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

          (c) Amendment No. 2 to the Participation Agreement dated October 29, 2001 among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. and PHLVIC is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.


          (d) Amendment No. 3 dated February 1, 2008 to the Fund Participation Agreement dated July 19, 1999 among PHL Variable Insurance Company, DWS Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds and BT Insurance Funds Trust) and Deutsche Investment Management Americas Inc. (successor by merger to Deutsche Asset Management, Inc.) is incorporated by reference to Post-Effective Amendment No. 8 on form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.


     (5) Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management. Inc. is incorporated by reference to Post-Effective Amendment No. 9 (File No. 333-119916), filed via EDGAR on August 14, 2006.

     (6) Participation Agreement dated June 1, 2000 among PHL Variable Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated is incorporated by reference to Post-Effective Amendment No. 9 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

     (7) (a) Participation Agreement dated June 1, 2000 among PHL Variable Insurance Company, Variable Insurance Products Fund, II and III, and Fidelity Distributors Corporation is incorporated by reference to Post-Effective Amendment No. 9 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.


          (b) Amendment and Assignment dated as of June 6, 2007 between Variable Insurance Products Fund II ("Current Fund"), Fidelity Distributors Corporation (the "Underwriter") and PHL Variable Insurance Company (the "Company") to the Participation Agreement dated June 1, 2000, as amended, is incorporated by reference to Pre-effective Amendment No.1 to Initial Registration Statement on Form N-6 (File No.333-143656) filed via EDGAR on November7, 2007. (Note: Fidelity reorganized the following portfolios: Asset Manager Portfolio, Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio into a new Variable Insurance Products Fund
               V. This Amendment (1)amends the Participation Agreement to delete the affected portfolios; and (2)creates a new participation agreement for Fund V by adopting the terms of the Participation Agreement and assigning each fund's rights, benefits and obligations under the Participation Agreement with respect to the corresponding portfolios of Fund V.)


     (8) Participation Agreement dated March 29, 2001 among PHL Variable Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 9 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

     (9) Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. is incorporated by reference to Post-Effective Amendment No. 9 (File No. 333-119916), filed via EDGAR on August 14, 2006.

     (10) Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, Phoenix Life and Annuity Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC is incorporated by reference to Post-Effective Amendment No. 9 (File No. 333-119916), filed via EDGAR on August 14, 2006.

     (11) Fund Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, Phoenix Life and Annuity Company, Neuberger Berman Advisors Management Trust and Neuberger Berman Management, Inc. is incorporated by reference to Post-Effective Amendment No. 9 (File No. 333-119916), filed via EDGAR on August 14, 2006.

     (12) Participation Agreement dated April 14, 2005 among PHL Variable Insurance Company, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor, LLC is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.

     (13) Fund Participation Agreement dated April 25, 2005 among PHL Variable Insurance Company, Lazard Retirement Series, Inc. and Lazard Asset Management Securities, LLC is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.


     (14) Amended and Restated Participation Agreement dated January 1, 2007, among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 27 on Form N-4 (File No. 033-87376) filed via Edgar on February 20, 2007.


     (15) Participation Agreement dated May 30, 2003 among PHL Variable Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-76778), filed via EDGAR on April 30, 2004.


     (16) Participation Agreement dated September 7, 2007 among PHL Variable Insurance Company, Sentinel Variable Products Trust and Sentinel Financial Services Company is incorporated by reference to Post-Effective Amendment No. 7 on Form N-4 (File No. 333-123040), filed via EDGAR on September 7, 2007.

     (17) Participation Agreement dated February 1, 2008, among PHL Variable Insurance Company, Phoenix Equity Planning Corporation, Summit Mutual Funds, Inc., and Ameritas Investment Corporation is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.


(i)  Administrative Contracts.

     (1) Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, dated January 1, 2003, is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

     (2) First Amendment to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Life Insurance Company and Phoenix Life and Annuity Company, dated November 11, 2003 is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

     (3) Second Amendment to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, dated February 27, 2004 is incorporated by reference to Post -Effective Amendment No. 6 (File No. 333-76778), filed via EDGAR on February 9, 2005.

     (4) Third Amendment to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, dated November 15, 2004 is incorporated by reference to Post-Effective Amendment No. 8 on Form N-6 (File No. 333-76778), filed via EDGAR on April 25, 2006.

     (5) Fourth Amendment to Service Agreement dated November 13, 2005 by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.

(j)  Other Material Contracts.


     (1) Amended and Restated Administration and Accounting Services Agreement dated March 1, 2003 by and between PHL Variable Insurance Company and PFPC, INC. is incorporated by reference to Post-Effective Amendment No. 7 on Form N-4 (File No. 333-123040), filed via EDGAR on September 7, 2007.

     (2) Amendment dated January 1, 2005 to Amended and Restated Administration and Accounting Services Agreement between PHL Variable Insurance Company and PFPC, INC. is incorporated by reference to Post-Effective Amendment No. 7 on Form N-4 (File No. 333-123040), filed via EDGAR on September 7, 2007.

     (3) Information Sharing Agreements pursuant to Rule 22c-2 for the following funds: AIM Variable Insurance Funds,The Alger American Fund,DWS Funds, Federated Insurance Series,.Franklin Templeton Variable Insurance Products Trust,Lazard Retirement Series,Lord Abbett Series Fund, Inc.,Neuberger Berman Advisers Management
          Trust,Oppenheimer Variable Account Funds,The Rydex Trust,Wanger Advisors Trust; and, The Universal Institutional Funds are incorporated by reference to Form N-4 (File No. 033-87376), Post-Effective Amendment No. 29, filed via EDGAR on May 1, 2007.

     (4) Information Sharing Agreement dated as of September 7, 2007, pursuant to Rule 22c-2, among Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and the Sentinel Variable Products Trust is incorporated by reference to Post-Effective Amendment No. 6 on Form N-4 (file No. 333-123035) filed via EDGAR on September 28, 2007.

     (5) Information Sharing Agreement dated February 1, 2008 by and between PHL Variable Insurance Company, Phoenix Life and Annuity Company, Phoenix Life Insurance Company and Summit Mutual Funds, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040) filed via EDGAR on April 30, 2008.


(k)  Legal Opinion.


     Opinion and Consent of Counsel of Michele Drummey, Counsel, is filed herein.


(l)  Actuarial Opinion. Not applicable.

(m)  Calculation. Not applicable.

(n)  Other Opinions.


     (1) Consent of Independent Registered Public Accounting Firm is filed herewith.

     (2) Powers of Attorney for Philip K. Polkinghorn, Director and President, James D. Wehr, Director, Peter A. Hoffman, Chief Financial Officer, David R. Pellerin, Chief Accounting Officer and Christopher M. Wilkos, Director, are incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form S-1 (File No. 333-87218) filed via EDGAR on April 25, 2008.


(o)  Omitted Financial Statements.

     Not applicable.

(p)  Initial Capital Agreements.

     Not applicable.

(q)  Redeemability Exemption.

     Not applicable.

Item  27. Directors and Officers of the Depositor.

Name                      Position
-----------------------   ---------------------------------------------------
Philip K. Polkinghorn*    Director and President
James D. Wehr**           Director, Executive Vice President and Chief
                          Investment Officer
John H. Beers*            Vice President and Secretary
Peter A. Hofmann*         Senior Executive Vice President and Chief Financial
                          Officer
David R. Pellerin*        Senior Vice President and Chief Accounting Officer
John R. Flores*           Vice President and Chief Compliance Officer
Daniel J. Moskey*         Vice President and Treasurer
Tracy L. Rich*            Executive Vice President and Assistant Secretary
Christopher M. Wilkos**   Director, Senior Vice President and Corporate
                          Portfolio Manager


----------


* The business address of this individual is One American Row, Hartford, CT 06103-2899.

** The business address of this individual is 56 Prospect Street, Hartford, CT 06115-0480.


Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Phoenix Companies, Inc. (100%) Delaware
     Phoenix Distribution Holding Company (100%) Connecticut
               WS Griffith Securities, Inc. (100%) New York
     Phoenix Investment Management Company (100%) Connecticut
          Phoenix Investment Partners, Ltd. (100%) Delaware
               DP Holdings, Ltd. (100%) New Brunswick, Canada DPCM Holdings, Inc. (100%) Illinois


               Duff & Phelps Investment Management Company. (100%) Illinois


               Goodwin Capital Advisers, Inc. (100%) New York
               Kayne Anderson Rudnick Investment Management, LLC (100%)
               California
               Pasadena Capital Corporation (100%) California
                    Engemann Asset Management (100%) California
               Phoenix Alternative Investment Advisers, Inc. (100%) Connecticut Phoenix Equity Planning Corporation (100%) Connecticut
                    Phoenix Investment Counsel, Inc. (100%) Massachusetts
               Phoenix/Zweig Advisers, LLC (100%) Delaware


                    Euclid Advisors, LLC (100%) New York


               PXP Securities Corp. (100%) New York
               Rutherford Financial Corporation (100%) Delaware
               Rutherford, Brown & Catherwood, LLC (73.2%) Delaware SCM Advisors, LLC (100%) California
               Walnut Asset Management, LLC (70.6%) Delaware
     Phoenix Life Insurance Company (100%) New York


          Phoenix Foundation (0%) Connecticut


          Next Generation Ventures LLC (50%) Connecticut
          Phoenix Life Separate Account B (100%) New York
          Phoenix Life Separate Account C (100%) New York
          Phoenix Life Separate Account D (100%) New York
          Phoenix Life Variable Accumulation Account (100%) New York
          Phoenix Life Variable Universal Life Account (100%) New York
          PM Holdings, Inc. (100%) Connecticut
               American Phoenix Life and Reassurance Company (100%) Connecticut
                    Phoenix Life and Reassurance Company of New York (100%)
                    New York
               PFG Holdings, Inc. (100%) Pennsylvania
                    AGL Life Insurance Company (100%) Pennsylvania
                    PFG Distribution Company (100%) Delaware
                    Philadelphia Financial Group, Inc. (100%) Delaware
               PHL Variable Insurance Company (100%) Connecticut
                    PHL Variable Accumulation Account (100%) Connecticut
                    PHLVIC Variable Universal Life Account (100%) Connecticut
               Phoenix Founders, Inc. (100%) Connecticut
               Phoenix International Capital Corporation (100%) Connecticut

                    Practicare, Inc. (100%) Delaware
               Phoenix Life and Annuity Company (100%) Connecticut
                    Phoenix Life and Annuity Variable Universal Life Account (100%) Connecticut
               Phoenix New England Trust Holding Company (100%) Connecticut Phoenix Variable Advisors, Inc. (100%) Delaware
               PML International Insurance Limited (100%) Bermuda
     The Phoenix Edge Series Fund (0%) Massachusetts business trust
Phoenix National Trust Holding Company (100%) Connecticut


Phoenix Life Solutions, Inc. Delaware


     Only companies that file consolidated financial statements with the Securities and Exchange Commission ("SEC") are The Phoenix Companies Inc. and Phoenix Life Insurance Company. In addition, PHL Variable Insurance Company and Phoenix Life and Annuity Company file individual financial statements with the SEC. For the remainder, except the separate accounts (defined as Phoenix Life Separate Account B, Phoenix Life Separate Account C, Phoenix Life Separate Account D, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, and Phoenix Life and Annuity Variable Universal Life Account) all other entities are included in the consolidated financial statement, for The Phoenix Companies, Inc., but none file individual financial statements with the SEC.

Item 29. Indemnification.

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Article VI. Indemnification. Section 6.01 of the Bylaws of the Depositor (as amended and restated effective May 16, 2002) provides that: "Each director, officer or employee of the company, and his heirs, executors or administrators, shall be indemnified or reimbursed by the company for all expenses necessarily incurred by him in connection with the defense or reasonable settlement of any action, suit or proceeding in which he is made a party by reason of his being or having been a director, officer or employee of the company, or of any other company which he was serving as a director or officer at the request of the company, except in relation to matters as to which such director, officer or employee is finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such director, officer or employee. The foregoing right of indemnification or reimbursement shall not be exclusive of any other rights to which he may be entitled under any statute, Bylaw, agreement, vote of shareholders or otherwise."

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter.

1. Phoenix Equity Planning Corporation ("PEPCO")

     (a)  PEPCO serves as the principal underwriter for the following entities:


          Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 06, Phoenix Investment Trust 97, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, The Phoenix Edge Series Fund, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


     (b)  Directors and Executive Officers of PEPCO


 Name                                          Position
-------------------------   -------------------------------------------
George R. Aylward, Jr. **   Director, Executive Vice President
John H. Beers*              Vice President and Secretary
John R. Flores*             Vice President and Anti-Money Laundering
                            Officer
David Hanley**              Vice President and Treasurer
Stephen D. Gresham**        Director, Senior Vice President
David C. Martin*            Vice President and Chief Compliance Officer
Philip K. Polkinghorn*      Director, Executive Vice President



* The business address of this individual is One American Row, Hartford, CT 06103-2899.

** The business address of this individual is 56 Prospect Street, Hartford, CT 06115-0480.


     (c) PEPCO received no compensation from the Registrant during the last fiscal year for sales of the contract.

Item 31. Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the administrative offices of PHL Variable Insurance Company located at One American Row, Hartford, CT 06103-2899.

Item 32. Management Services.

Under a contract with Phoenix Life Insurance Company ("PLIC"), Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the policy owner, for use in conjunction with the policy. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:


Year   Fee Paid
----   --------
2005   $ 86,000
2006   $101,000
2007   $ 95,000


Item 33. Fee Representation.


     Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, PHL Variable Insurance Company represents that the fees and charges to be deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks to be assumed thereunder by PHL Variable Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, PHLVIC Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 12 pursuant to Rule 485(b) under the Securities Act of 1933. The Registrant causes this Post-Effective Amendment No. 12 to this Registration Statement No. 333-119916 to be signed on its behalf by the undersigned thereunto duly authorized, all in the in the City of Hartford and State of Connecticut on this 28th day of April 2008.



                                        PHL VARIABLE ACCUMULATION ACCOUNT
                                        (Registrant)


                                        By:
                                            ------------------------------------
                                            Philip K. Polkinghorn*
                                            Director and President
                                            PHL VARIABLE INSURANCE COMPANY


                                        By:
                                            ------------------------------------
                                            Philip K. Polkinghorn*
                                            Director and President


                                        By: /s/ Kathleen A. McGah
                                            ------------------------------------
                                            *Kathleen A. McGah




*As Attorney-in-Fact pursuant to power of attorney

As required by the Securities Act of 1933, the following persons in the capacities stated have signed this Post-Effective Amendment No.12 to Registration Statement No.333-119916 on April 28, 2008.



        Signature                         Title
-------------------------   ---------------------------------


-------------------------
Peter A. Hofmann*           Senior Vice President and
                            Chief Financial Officer


-------------------------
David R. Pellerin*          Senior Vice President and
                            Chief Accounting Officer


-------------------------
Philip K. Polkinghorn*      Director, President


-------------------------
James D. Wehr*              Director, Executive Vice President
                            and Chief Investment Officer


------------------------
Christopher M. Wilkos*      Director, Senior Vice President
                            and Corporate Portfolio Manager


By: /s/ Kathleen A. McGah
    ------------------------
    * Kathleen A. McGah



* As Attorney-in-Fact pursuant to Powers of Attorney

                                  Exhibit Index

Exhibit 26 (k)     Opinion and Consent of Counsel

Exhibit 26(n)(1)   Consent of Independed Registered Public Accounting Firm